SCHEDULE 14A
                             (Rule 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934

Filed by the Registrant     X
Filed by a Party other than the Registrant

Check the appropriate box:
     Preliminary Proxy Statement                Confidential, for Use of
                                                of the Commission Only
                                                (as permitted by
                                                Rule 14a-6(e)(2))
  X  Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BRAINERD INTERNATIONAL, INC.
              (Name of Registrant as Specified in Its Charter)

___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
          $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
             14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.
          $500 per each party to the controversy pursuant to Exchange Act
          Rule 14a-6(i)(3).
       X Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
               Common Stock

          (2)  Aggregate number of securities to which transaction applies:
               677,830

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               $10,616,933 x 1/50 x 1% = $2,123.39 ($10,616,933 is the value of
The Colonel's Inc. common stock surrendered in the proposed Merger.)

          (4)  Proposed maximum aggregate value of transaction:
               $10,616,933

          (5)  Total fee paid:
               $2,123.39

       X  Fee paid previously with preliminary materials.

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:


          (2)  Form, Schedule or Registration Statement.:


          (3)  Filing Party:


          (4)  Date Filed:



































BRAINERD LOGO]                     October 23, 1995



Dear Shareholder:

          You are cordially invited to attend the Annual Meeting of Shareholders of Brainerd International, Inc. ("Brainerd") to be held at the Ramada Plaza Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota 55305, on November 21, 1995, at 9:30 a.m., local time.

          The annual meeting is being held to consider and vote upon: a proposal to adopt an Agreement and Plan of Merger between Brainerd Merger Corporation, a wholly owned subsidiary of Brainerd, and The Colonel's, Inc. ("The Colonel's") (the "Merger"); a proposal to change the state of incorporation of Brainerd from Minnesota to Michigan, to adopt new articles of incorporation of Brainerd, to change Brainerd's name to The Colonel's Holdings, Inc., and to increase the number of shares of common stock of Brainerd; a proposal to transfer all of the operating assets of Brainerd to Brainerd International Raceway, Inc., a wholly owned subsidiary of Brainerd; a proposal to adopt The Colonel's Holdings, Inc; 1995 Long-Term Incentive Plan; the election of directors; a proposal to confirm the appointment of Deloitte & Touche LLP as the independent auditors of The Colonel's Holdings, Inc.; and to transact such other business as may properly come before the meeting.

          The Board of Directors believes that the Merger is in the best interests of the company in that it will: diversify the investment of Brainerd to include an interest in The Colonel's, a leading supplier of aftermarket automotive parts in North America; benefit the financial strength of Brainerd through affiliation with The Colonel's, which maintains a record of adequate capital, minimal debt, profitable operations and a favorable credit record; improve Brainerd's ability to borrow money to finance various capital improvements at Brainerd International Raceway; and benefit Brainerd International Raceway and the sponsors of events at the raceway through the affiliation of Brainerd with a nationally recognized manufacturer in the automotive industry.

          THE BOARD OF DIRECTORS OF BRAINERD HAS CONCLUDED THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF BRAINERD AND RECOMMENDS THAT BRAINERD SHAREHOLDERS VOTE "FOR" THE MERGER.

          The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement contains a detailed description of the Merger and other important information relating to Brainerd, The Colonel's, and the combined companies.

          We urge you to review the enclosed materials carefully. Whether or not you plan to attend the meeting, please date, sign, and return your proxy card in the enclosed envelope. If you then attend the meeting and wish to vote your shares in person, you still may do so. Also, if you plan to attend the meeting, please mark the appropriate box on the proxy card.


                                       Sincerely yours,


                                       ____________________________________
                                       Gary Moore
                                       Chairman and Chief Executive Officer














































                       BRAINERD INTERNATIONAL, INC.
                   17113 Minnetonka Boulevard, Suite 214
                        Minnetonka, Minnesota 55345

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Brainerd International, Inc. will be held at the Ramada Plaza Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota 55305, on November 21, 1995, at 9:30 a.m., local time for the following purposes:

     1. To consider and vote upon a proposal to adopt an Agreement and Plan of Merger between Brainerd Merger Corporation, a wholly owned subsidiary of Brainerd, and The Colonel's, Inc.;

     2. To consider and vote upon a proposal to change the state of incorporation of Brainerd International, Inc., from Minnesota to Michigan, adopt new Articles of Incorporation of Brainerd International, Inc. to change the name of the corporation to The Colonel's Holdings, Inc., and to increase the number of shares of common stock, par value $.01 per share, of Brainerd International, Inc. which Brainerd International, Inc. is authorized to issue from 10,000,000 to 35,000,000 shares;

     3. To consider and vote upon a proposal to authorize the transfer of all of the operating assets of Brainerd International, Inc. to Brainerd International Raceway, Inc., a wholly owned subsidiary of Brainerd International, Inc.;

     4. To consider and vote upon a proposal to adopt The Colonel's Holdings, Inc. 1995 Long-Term Incentive Plan;

     5.   To elect directors;

     6. To consider and vote upon a proposal to confirm the appointment of Deloitte & Touche LLP as the independent auditors of The Colonel's Holdings, Inc., as the successor of Brainerd
          International, Inc., for the year ending December 31, 1995; and

     7. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on October 20, 1995, as the record date for the determination of share-holders entitled to notice of and to vote at the meeting and any adjournment thereof. A proxy may be revoked at any time prior to its exercise by written notice delivered to the Secretary of Brainerd International, Inc. or by attending and voting at the annual meeting.




     Shareholders of Brainerd International, Inc. have the right to assert dissenters' rights and receive payment of the fair value of their shares of Brainerd International, Inc. common stock in the event the Agreement and Plan of Merger is adopted, in the event that the proposal to change the state of incorporation of Brainerd International, Inc. is approved or in the event that the proposal to transfer all of the operating assets of Brainerd to Brainerd International Raceway, Inc. is approved and such transactions are consummated. The right of any shareholder to receive the value of his or her shares through the dissent process is contingent upon strict compliance with the procedures set forth in Section 302A.473 of the Minnesota Business Corporation Act, a copy of which is included as Appendix C to the accompanying Proxy Statement. All information otherwise required to be furnished in an annual report to shareholders is included in the accompanying Proxy Statement.

                                   By Order of The Board of Directors,



                                   Gary Moore
Minnetonka, Minnesota              Chairman and Chief Executive Officer

October 23, 1995


                          YOUR VOTE IS IMPORTANT

       PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN
      IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE
                      IF MAILED IN THE UNITED STATES























                       Brainerd International, Inc.
                  17113 Minnetonka Boulevard, Suite 214
                       Minnetonka, Minnesota 55345
                              (612) 475-1500
                          ______________________

                              PROXY STATEMENT
                                    FOR
                                MEETING OF
               SHAREHOLDERS OF BRAINERD INTERNATIONAL, INC.

                      To Be Held November 21, 1995
                          ______________________

     This Proxy Statement ("Proxy Statement") is being furnished to the shareholders of Brainerd International, Inc., a Minnesota corporation ("Brainerd"), in connection with the solicitation of proxies by the Board of Directors of Brainerd for use at the annual meeting of shareholders of Brainerd to be held on November 21, 1995 and any adjournment or adjournments thereof (the "Meeting"). At the Meeting, the shareholders of Brainerd will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of September 25, 1995 (the "Merger Agreement"), providing, among other things, for the merger of Brainerd Merger Corporation, a Michigan corporation and a wholly owned subsidiary of Brainerd ("Brainerd Merger Corporation") with and into The Colonel's, Inc. ("The Colonel's") on the terms described in this Proxy Statement(the "Merger").

     In addition, at the Meeting, shareholders of Brainerd will be asked to consider and vote upon proposals to: (i) change the state of incorporation of Brainerd from Minnesota to Michigan, adopt new articles of incorporation of Brainerd to change Brainerd's name from Brainerd International, Inc. to The Colonel's Holdings, Inc. ("The Colonel's Holdings"), increase the number of shares of common stock, par value $.01 per share, of Brainerd ("Brainerd
Common Stock") which Brainerd is authorized to issue from 10,000,000 to 35,000,000 shares and to authorize the issuance of preferred stock having such preferences and privileges as the Brainerd Board of Directors may deter-mine and to effect various other changes in the structure of corporate gover-nance for Brainerd; (ii) authorize the transfer of all of Brainerd's operating assets to Brainerd International Raceway, Inc., a wholly owned subsidiary of Brainerd; (iii) adopt The Colonel's Holdings, Inc. 1995 Long-Term Incentive Plan; (iv) Incorporation of Brainerd to increase the number of authorized shares of Brainerd Common Stock and adoption of the proposal to transfer all of Brainerd's operating assets to Brainerd International Raceway, Inc. are elect directors of Brainerd; and (v) confirm the appointment of Deloitte & Touche LLP as the independent auditors of Brainerd for the year ending December 31, 1995. Adoption of the proposal to restate the Articles of conditions to the obliga-tions of Brainerd to consummate the Merger. See "THE MERGER AGREEMENT - Conditions to the Merger."



                        i

     This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of Brainerd on October 23, 1995. A shareholder who has given a proxy may revoke it at any time prior to its exercise. See "INTRODUCTION--Voting and Proxies."

     Brainerd will issue a maximum of 23,500,000 shares of Brainerd Common
Stock in connection with the Merger. Upon the Merger becoming effective, each share of common stock, par value $0.10 per share, of The Colonel's
("The Colonel's Common Stock") then outstanding will be converted into and rep-resent the right to receive approximately 3.903 shares of Brainerd Common Stock.

     The information contained herein with respect to Brainerd has been provided by Brainerd and any information contained herein with respect to The Colonel's has been provided by The Colonel's.

                          ______________________

IN DETERMINING HOW TO VOTE ON THE PROPOSALS AND WHETHER TO ASSERT DISSENTERS' RIGHTS, SHAREHOLDERS SHOULD CAREFULLY CONSIDER THE FACTORS SET FORTH UNDER THE HEADING "RISK FACTORS". NEITHER THE PROPOSED MERGER NOR THE SECURITIES OFFERED IN CONNECTION WITH THE PROPOSED MERGER HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE PROPOSED MERGER NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATION NOT CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.


                          ______________________


        This Proxy Statement is dated October 23, 1995.















                       ii
                       AVAILABLE INFORMATION


     Brainerd is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and in accordance therewith files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). These materials can be inspected and copied at the public reference facilities of the Commission (Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549), and at the Commission's Regional Offices in New York (7 World Trade Center, New York, New York 10048) and Chicago (Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661). Copies of such material can also be obtained from the Public Reference Section of the Commission at prescribed rates. Brainerd Common Stock is traded on the National Association of Securities Dealers Automated Quotation System. Reports, proxy and information statements and other information concerning Brainerd can be inspected at the offices of the National Association of Securities Dealers, Inc. located at 1735 K. Street, N.W., Washington, D.C. 20006.

     THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS ARE AVAILABLE UPON REQUEST FROM RICHARD L. ROE, VICE PRESIDENT, BRAINERD INTERNATIONAL, INC.,
17113 MINNETONKA BOULEVARD, SUITE 214, MINNETONKA, MINNESOTA 55345, TELEPHONE NUMBER (612) 475-1500. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY NOVEMBER 13, 1995.

     Brainerd undertakes to provide without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon written or oral request, a copy of any and all information that has been incorporated by reference in the Proxy Statement(not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Proxy Statement incorporates). Such information is available upon request from Richard L. Roe, Vice President, Brainerd International, Inc. at the address and telephone number stated above.

                             TABLE OF CONTENTS

                                                                       Page

AVAILABLE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .iii

SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     The Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     The Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     The Merger. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     Conditions to the Merger. . . . . . . . . . . . . . . . . . . . . . .3
     Federal Income Tax Consequences . . . . . . . . . . . . . . . . . . .4
     Accounting and Tax Treatment. . . . . . . . . . . . . . . . . . . . .5
     Reasons for and Effects of the Merger, Recommendations. . . . . . . .5
     Opinion of Financial Adviser. . . . . . . . . . . . . . . . . . . . .6
     Basis and Methodology of Determining Exchange Ratio . . . . . . . . .7
     Interest of Certain Persons in the Merger . . . . . . . . . . . . . .7
     Sale of Brainerd Stock by Mr. Williamson. . . . . . . . . . . . . . .8
     Operation of Brainerd and The Colonel's after the Merger. . . . . . .9
     Affiliated Transactions Involving Brainerd and The Colonel's. . . . .9
     Dissenters' Rights. . . . . . . . . . . . . . . . . . . . . . . . . 10
     Risk Factors. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Possible Detriments of The Merger . . . . . . . . . . . . . . . . . 12
     Regulatory Requirements . . . . . . . . . . . . . . . . . . . . . . 12
     Comparisons of Income, Dividends and Book Value Per Share . . . . . 12

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     Matters to be Considered at the Shareholder Meetings. . . . . . . . 14
     Voting and Proxies. . . . . . . . . . . . . . . . . . . . . . . . . 15

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Risks Associated with Brainerd's Existing Operations. . . . . . . . 17
     Risks Associated with the Acquisition of The Colonel's. . . . . . . 19

PROPOSAL I:  ADOPTION OF THE MERGER AGREEMENT  . . . . . . . . . . . . . 22
     Background of the Merger. . . . . . . . . . . . . . . . . . . . . . 22
     Brainerd's Reasons for the Merger . . . . . . . . . . . . . . . . . 23
     Opinion of Brainerd's Financial Adviser . . . . . . . . . . . . . . 24
     Financial Adviser Analysis. . . . . . . . . . . . . . . . . . . . . 25
     Valuation Techniques Used by Financial Adviser  . . . . . . . . . . 27
     The Colonel's Reasons for the Merger. . . . . . . . . . . . . . . . 30
     Basis and Methodology of Determining Exchange Ratio . . . . . . . . 31
     Stock Purchase Agreement Between Mr. Williamson and Mr. Mott. . . . 34
     Background Concerning Charles Mott  . . . . . . . . . . . . . . . . 35
     Shareholder Vote Required to Approve the Proposal . . . . . . . . . 35
     Material Federal Income Tax Consequences. . . . . . . . . . . . . . 35

THE MERGER AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     The Merger. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     The Effective Time. . . . . . . . . . . . . . . . . . . . . . . . . 37
     Exchange of Stock Certificates. . . . . . . . . . . . . . . . . . . 37
     Conditions to the Merger; Waiver and Amendment. . . . . . . . . . . 38
     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     Conduct of Business Prior to the Merger . . . . . . . . . . . . . . 39
     Accounting and Tax Treatment. . . . . . . . . . . . . . . . . . . . 39
     Resales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

RIGHTS OF DISSENTING SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . 40
     Procedure to Preserve Dissenters' Rights. . . . . . . . . . . . . . 40
     Procedures Following an Assertion of Dissenters' Rights . . . . . . 40

SELECTED FINANCIAL DATA OF BRAINERD. . . . . . . . . . . . . . . . . . . 44

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF BRAINERD. . . . . . . . 45
     Overview. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
     Liquidity and Capital Resources . . . . . . . . . . . . . . . . . . 47
     Projected Future Financial Condition and Operations . . . . . . . . 48
     Results of Operations . . . . . . . . . . . . . . . . . . . . . . . 49
     Six Month Information . . . . . . . . . . . . . . . . . . . . . . . 50

BUSINESS OF BRAINERD . . . . . . . . . . . . . . . . . . . . . . . . . . 52
     History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
     General Operations. . . . . . . . . . . . . . . . . . . . . . . . . 53
     Sources of Revenue. . . . . . . . . . . . . . . . . . . . . . . . . 53
     Events and Activities . . . . . . . . . . . . . . . . . . . . . . . 55
     Sanctioning Organizations . . . . . . . . . . . . . . . . . . . . . 58
     Promotion and Ticket Sales. . . . . . . . . . . . . . . . . . . . . 58
     Competition . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
     Seasonal Business/Weather . . . . . . . . . . . . . . . . . . . . . 59
     Government Regulations. . . . . . . . . . . . . . . . . . . . . . . 60
     Liability Insurance . . . . . . . . . . . . . . . . . . . . . . . . 60
     Personnel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
     Attempted Development of Genoa City Racing Facility . . . . . . . . 60
     Change in Control and Possible Acquisition of The Colonel's, Inc. . 62
     Properties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
     Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . 64

SELECTED FINANCIAL DATA OF THE COLONEL'S . . . . . . . . . . . . . . . . 64

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COLONEL'S . . . . . 66
     Background of The Colonel's . . . . . . . . . . . . . . . . . . . . 66
     Major Fire Loss and Insurance Claim . . . . . . . . . . . . . . . . 67
     Operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
     Liquidity and Capital Resources . . . . . . . . . . . . . . . . . . 69

     Outstanding Loans . . . . . . . . . . . . . . . . . . . . . . . . . 71
     Results of Operations . . . . . . . . . . . . . . . . . . . . . . . 72
     Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . 74
     Subsequent Events . . . . . . . . . . . . . . . . . . . . . . . . . 75
     Six Month Information . . . . . . . . . . . . . . . . . . . . . . . 75

BUSINESS OF THE COLONEL'S. . . . . . . . . . . . . . . . . . . . . . . . 77
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 77
     Products. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 77
     Manufacturing . . . . . . . . . . . . . . . . . . . . . . . . . . . 79
     Distribution and Sales. . . . . . . . . . . . . . . . . . . . . . . 81
     Competition . . . . . . . . . . . . . . . . . . . . . . . . . . . . 83
     Plant Fire and Insurance Settlement; Properties . . . . . . . . . . 84
     Possible Industrial Design Claims and Litigation. . . . . . . . . . 85
     Possible Federal Industrial Design Legislation. . . . . . . . . . . 85
     Foreign Industrial Design Protection Laws . . . . . . . . . . . . . 86
     Possible Addition of Industrial Design Provisions to General
     Agreement on Tariffs and Trade . . .. . . . . . . . . . . . . . . . 86
     Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
     Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . 87
     Environmental Remediation . . . . . . . . . . . . . . . . . . . . . 89

UNAUDITED PRO FORMA COMBINED SELECTED
FINANCIAL DATA AND CONDENSED FINANCIAL INFORMATION . . . . . . . . . . . 90
     Brainerd and The Colonel's Pro Forma Combined Selected Financial
     Data (Unaudited). . . . . . . . . . . . . . . . . . . . . . . . . . 90
     Brainerd and The Colonel's Pro Forma Condensed Combined Balance
     Sheet (Unaudited) . . . . . . . . . . . . . . . . . . . . . . . . . 91
     Brainerd and The Colonel's Pro Forma Condensed Combined Statement
     of Income (Unaudited). .. . . . . . . . . . . . . . . . . . . . . . 93

DESCRIPTION OF CAPITAL STOCK OF BRAINERD . . . . . . . . . . . . . . . . 95
     Common Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . 95
     Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . . 95
     Dividend Policy . . . . . . . . . . . . . . . . . . . . . . . . . . 96
     Transfer Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . 96
     Reports to Shareholders . . . . . . . . . . . . . . . . . . . . . . 96

MARKET PRICES AND RELATED MATTERS. . . . . . . . . . . . . . . . . . . . 96
     Brainerd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96
     The Colonel's . . . . . . . . . . . . . . . . . . . . . . . . . . . 97

MANAGEMENT AND PRINCIPAL SHAREHOLDERS. . . . . . . . . . . . . . . . . . 97
     Principal Shareholders of Brainerd. . . . . . . . . . . . . . . . . 97
     Principal Shareholders of The Colonel's . . . . . . . . . . . . . . 97
     Management of Brainerd. . . . . . . . . . . . . . . . . . . . . . . 99
     Management of The Colonel's . . . . . . . . . . . . . . . . . . . . 99

CERTAIN TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 99
     Interests of Mr. Williamson . . . . . . . . . . . . . . . . . . . . 99
     Related Party Transactions Involving The Colonel's. . . . . . . . .100

PROPOSAL II:  REINCORPORATION OF BRAINERD. . . . . . . . . . . . . . . .101
     Principal Features of Reincorporation . . . . . . . . . . . . . . .101
     Principal Reasons for Changing Brainerd's State of Incorporation. .103
     Possible Negative Considerations. . . . . . . . . . . . . . . . . .105
     Comparison of Governing Instruments of The Colonel's Holdings and
     Brainerd and Corporation Laws of Minnesota and Michigan . . . . . .106
     Changes in Capitalization . . . . . . . . . . . . . . . . . . . . .129
     Rights of Dissenting Shareholders . . . . . . . . . . . . . . . . .130
     Material Federal Tax Consequences . . . . . . . . . . . . . . . . .130
     Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .131
     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . .131
     Shareholder Vote Required to Approve the Proposal . . . . . . . . .131

PROPOSAL III:  TRANSFER OF BRAINERD INTERNATIONAL RACEWAY TO
A WHOLLY OWNED SUBSIDIARY OF BRAINERD. . . . . . . . . . . . . . . . . .132
     Transfer of Raceway Assets and Obligations. . . . . . . . . . . . .132
     Reasons for Transfer of Raceway Assets and Obligations. . . . . . .132
     Rights of Dissenting Shareholders . . . . . . . . . . . . . . . . .133
     Material Federal Tax Consequences . . . . . . . . . . . . . . . . .133
     Shareholder Vote Required to Approve the Proposal . . . . . . . . .134

PROPOSAL IV:  APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN. . . . . . .134

NEW PLAN BENEFITS
1995 LONG-TERM INCENTIVE PLAN. . . . . . . . . . . . . . . . . . . . . .138
     Shareholder Vote Required to Approve the Proposal . . . . . . . . .142

PROPOSAL V:  ELECTION OF DIRECTORS OF BRAINERD . . . . . . . . . . . . .143
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .143
     Shareholder Vote Required to Elect Directors. . . . . . . . . . . .143
     Voting Securities and Security Ownership of Certain Beneficial
     Owners and Management . . . . . . . . . . . . . . . . . . . . . . .144
     Directors and Executive Officers. . . . . . . . . . . . . . . . . .145
     Organization of the Board . . . . . . . . . . . . . . . . . . . . .146
     Director Compensation . . . . . . . . . . . . . . . . . . . . . . .147
     Executive Compensation. . . . . . . . . . . . . . . . . . . . . . .147
     Compensation Pursuant to Plans. . . . . . . . . . . . . . . . . . .147
     Certain Relationships and Related Transactions. . . . . . . . . . .148
     Compliance with Section 16(a) of the Exchange Act . . . . . . . . .149

PROPOSAL VI:  CONFIRMATION OF APPOINTMENT OF AUDITORS. . . . . . . . . .150
     Shareholder Vote Required for Confirmation of Auditors. . . . . . .150

EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .151

LEGAL OPINION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .151

SHAREHOLDER PROPOSALS. . . . . . . . . . . . . . . . . . . . . . . . . .151

OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .151

Appendix A  -  Agreement and Plan of Merger
Appendix B  -  Fairness Opinion of Century Capital
Appendix C  -  Dissenters' Rights Provisions of Minnesota Business
               Corporation Act
Appendix D  -  Agreement and Plan of Reorganization
Appendix E  -  Articles of Incorporation of The Colonel's Holdings, Inc.
Appendix F  -  Bylaws of The Colonel's Holdings, Inc.
Appendix G  -  1995 Long-Term Incentive Plan

                                  SUMMARY


     The following summary is intended only to highlight certain information contained in this Proxy Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained elsewhere in this Proxy Statement. Shareholders should carefully consider the factors set forth in "RISK FACTORS."

The Companies

     Brainerd . . . . . . . . . . .   Brainerd owns and operates the Brainerd
                                      International Raceway, a motor vehicle
                                      racing facility located six miles
                                      northwest of Brainerd, Minnesota, on a
                                      site approximating 500 acres.
                                      Brainerd's business is highly seasonal
                                      with a substantial portion of its
                                      revenues occurring in the third quarter
                                      of each calendar year.  See "BUSINESS
                                      OF BRAINERD."

     The Colonel's. . . . . . . . .   The Colonel's is a leading supplier of
                                      plastic replacement bumpers and facias
                                      for the automotive aftermarket industry
                                      in North America.  The Colonel's
                                      designs, manufacturers and markets
                                      bumpers, facias, support beams and
                                      brackets for application as replacement
                                      collision parts for automobiles.  See
                                      "BUSINESS OF THE COLONEL'S."

The Meeting

     Date, Time, and Place
      of the Meeting  . . . . . . .   Brainerd. November 21, 1995 at 9:30 a.m.
                                      (local  time) at the Ramada Plaza Hotel,
                                      12201 Ridgedale Drive, Minnetonka,
                                      Minnesota 55305.


     Matters to be considered . . .   At the Meeting, shareholders will be
                                      asked to consider and act upon
                                      proposals to: (i) adopt the Merger
                                      Agreement; (ii) change the state of
                                      incorporation of Brainerd from
                                      Minnesota to Michigan and adopt new
                                      articles of incorporation of Brainerd to change Brainerd's name from Brainerd
                                      International, Inc. to The Colonel's

                                     1
                                      Holdings, Inc. ("The Colonel's Holdings"), increase the number of shares of common stock, par value $.01 per share, of Brainerd ("Brainerd Common Stock") which Brainerd is authorized to issue from 10,000,000 to 35,000,000 shares, to authorize the issuance of up to 5,000,000 shares of preferred stock having such preferences, and privileges as the Brainerd Board of Directors may determine and to effect various other changes in the structure of corporate governance for Brainerd; (iii) authorize Brainerd to transfer all of its operating assets to Brainerd International Raceway, Inc., a wholly owned subsidiary of Brainerd;
                                      (iv) adopt The Colonel's Holdings, Inc.
                                      1995 Long-Term Incentive Plan; (v) elect directors, and (vi) confirm the appoint-ment of Deloitte & Touche LLP as the independent auditors of Brainerd for the fiscal year ending December 31, 1995.

     Record Date  . . . . . . . . . . Only shareholders of record of Brainerd
                                      Common Stock at the close of business
                                      on October 20, 1995 will be entitled
                                      to notice of and to vote at the Meeting.
                                      As of September 27,1995, there were
                                      242 shareholders of record with 677,830
                                      shares outstanding and entitled to vote.

      Required Vote . . . . . . . .   The affirmative vote of the holders
                                      of a majority of the shares of Brainerd
                                      stock  present and entitled to vote is
                                      required to adopt the Merger Agreement,
                                      authorize the transfer of Brainerd's
                                      operating assets to Brainerd
                                      International Raceway, Inc., adopt The
                                      Colonel's Holdings, Inc. 1995 Long-Term
                                      Incentive Plan, elect directors, and
                                      confirm the appointment of auditors. The affirmative vote of the holders of a majority of the shares of Brainerd stock entitled to vote is required to change the state of incorporation of Brainerd, to adopt new articles of incorporation to change the name of the corporation to The
                                      Colonel's Holdings, Inc. and to increase the number of authorized shares of


                        2
                                      Brainerd Common Stock from 10,000,000 to
                                      35,000,000.  Donald J. Williamson is a
                                      former executive officer and director
                                      of Brainerd and owned approximately
                                      9.9% of the Brainerd Common Stock
                                      outstanding as of the record date.
                                      Mr. Williamson together with the executive officers and directors of Brainerd and their affiliates own approximately 10.2% of the Brainerd Common Stock outstanding as of the record date and intend to vote their shares in favor of all proposals set forth for shareholder approval in this Proxy Statement. See "INTRODUCTION - Voting and Proxies."

The Merger

     Effective Time. . . . . . . .   The Merger will become effective upon the
                                     filing of a certificate of merger with the Secretary of State of Michigan. The filing is expected to occur as promptly as practicable following the adoption of the Merger Agreement by shareholders of The
                                     Colonel's and Brainerd, and the
                                     satisfaction or waiver, where permissible, of the other conditions to the consummation of the Merger. The date and time at which the Merger becomes effective is referred to herein as the "Effective Time."

     The Merger. . . . . . . . . .   Pursuant to the Merger Agreement:
                                     (i) Brainerd Merger Corporation will be
                                     merged with and into The Colonel's;
                                     (ii) The Colonel's will become a wholly
                                     owned subsidiary of Brainerd; and
                                     (iii) shares of The Colonel's Common Stock outstanding at the Effective Time will be converted into and represent the right to receive 23,500,000 shares of Brainerd
                                     Common Stock.  See "THE MERGER AGREEMENT."


Conditions to the Merger

     Waiver and Amendment. . . . .   Consummation of the Merger is subject to
                                     the satisfaction of a number of conditions set forth in the Merger Agreement. The
                                     Merger Agreement provides that the parties may amend the Merger Agreement before or

                                     3
                                     after its approval by the shareholders of Brainerd and The Colonel's, but, after shareholder approval, no amendment may be made that changes the consideration payable to holders of The Colonel's Common Stock. Any condition to the Merger that legally may be waived, may be waived at any time by the party or parties entitled to the benefit thereof. See "THE MERGER
                                     AGREEMENT - Conditions to the Merger."

     Termination, Material . . . .   The Merger Agreement will be terminated if
       Amendments                    not adopted by the shareholders of
                                     Brainerd and The Colonel's and may be
                                     terminated prior to the Effective Time or
                                     before or after approval by the
                                     shareholders of Brainerd and The
                                     Colonel's by: (i) mutual agreement of
                                     the Boards of Directors of Brainerd and
                                     The Colonel's; (ii) either Brainerd or
                                     The Colonel's if the Merger has
                                     not been effected on or prior to
                                     December 30, 1995; and (iii) either
                                     Brainerd or The Colonel's if there has been
                                     a material misrepresentation or a material
                                     breach in the representations, warranties
                                     or covenants of the other party. See "THE
                                     MERGER AGREEMENT - Termination."

                                     If any material amendments to the terms of the Merger Agreement are proposed following the time that the Merger is approved by Brainerd shareholders, Brainerd will advise Brainerd shareholders of the amendments and will resolicit Brainerd shareholders for approval of the Merger upon the revised terms.

Federal Income Tax
  Consequences . . . . . . . . . .   The Merger is expected to qualify as a
                                     reorganization within the meaning of
                                     Section 368 of the Internal Revenue Code of
                                     1986, as amended (the "Code"), and that no gain or loss will be recognized by the shareholders of The Colonel's to the extent they exchange their Colonel's Common Stock for Brainerd Common Stock. No ruling has been or will be sought from the Internal
                                     Revenue Service. The Merger will not have any tax consequences to current Brainerd

                                     4
                                     shareholders.  See "PROPOSAL I:  ADOPTION
                                     OF THE MERGER AGREEMENT - Certain Federal
                                     Income Tax Consequences."

Accounting and Tax Treatment . . .   It is anticipated that the Merger will be
                                     accounted for as a purchase.  See "THE
                                     MERGER AGREEMENT -Accounting and Tax
                                     Treatment."

Reasons for and Effects of the Merger, Recommendations

     Reasons for the Merger. . . .   The respective Boards of Directors of
                                     Brainerd and The Colonel's have approved the Merger. The Board of Directors of
                                     Brainerd has determined that the Merger is fair to its shareholders for the following reasons: (i) the Merger will diversify the investment of Brainerd shareholders to include an interest in a leading supplier of aftermarket automotive parts in North
                                     America; (ii) the Merger will benefit the financial strength of Brainerd through affiliation with The Colonel's, which maintains a record of adequate capital, minimal debt, profitable operations and a favorable credit record; (iii) the broader asset base and income stream that will result from the Merger is expected to improve Brainerd's ability to borrow money in order to finance various capital improvements at Brainerd International
                                     Raceway, such as additional bathrooms,
                                     camping facilities, and other amenities, which should in turn result in higher attendance and revenue levels; and (iv) the Merger may benefit Brainerd International
                                     Raceway through affiliation of Brainerd
                                     with a nationally recognized manufacturer in the automotive industry.

                                     The Board of Directors of The Colonel's has determined that the Merger is fair to its shareholders for the following reasons:
                                     (i) the Merger will provide The Colonel's increased access to the public market to obtain capital as required to fund continuing operations and any future expansion; (ii) the Merger will enhance
                                     The Colonel's ability to undertake future business combinations or acquisitions

                                     5
                                     through the registration and issuance of additional publicly traded shares as part or all of the consideration in such business combinations or acquisitions;
                                     (iii) the Merger will achieve certain
                                     operational efficiencies as the result of consolidated management, accounting and public reporting for The Colonel's
                                     Holdings and its subsidiaries following
                                     the Merger; and (iv) the Merger may benefit
                                     The Colonel's and distributors of its
                                     products through affiliation of The
                                     Colonel's with Brainerd International
                                     Raceway and the nationally recognized and professionally sanctioned racing events held at Brainerd International Raceway.

     Recommendations of the Boards
       of Directors. . . . . . . .   The Merger Agreement, including the number
                                     of shares of Brainerd Common Stock issuable to shareholders of The Colonel's in consideration of the Merger, was determined as a result of negotiations between the parties. See "CERTAIN TRANSACTIONS." The
                                     Boards of Directors of both Brainerd and The Colonel's have approved and recommend that its shareholders adopt the Merger
                                     Agreement.

Opinion of Financial Adviser . . .   Century Capital has acted as financial
                                     adviser to Brainerd in connection with the Merger and has delivered to the Board of Directors of Brainerd its written opinion to the effect that, based upon considerations described therein, the proposed consideration to be offered in the Merger is fair to the shareholders of Brainerd from a financial point of view.
                                     For additional information concerning the procedures followed and other matters considered by Century Capital in reaching its opinion, the fee received by Century
                                     Capital and certain other matters, see
                                     "PROPOSAL I: ADOPTION OF THE MERGER
                                     AGREEMENT - Opinion of Brainerd's
                                     Financial Adviser."  The opinion of
                                     Century Capital is attached to this
                                     Proxy Statement as Appendix B, and
                                     shareholders are urged to read
                                     carefully this opinion in its entirety.

                                     6
Basis and Methodology of
  Determining Exchange
  Ratio. . . . . . . . . . . . . .   The exchange ratio of approximately 3.903
                                     shares of Brainerd Common Stock for each share of The Colonel's Common Stock was proposed to Brainerd by shareholders of The Colonel's and was approved by the Board of Directors of Brainerd. In making their proposal, the shareholders of The
                                     Colonel's determined that Brainerd had a capacity to generate annual net income of approximately $170,000 and that The
                                     Colonel's had a capacity to generate annual net income of approximately $6,000,000 or roughly 35 times the earning capacity of Brainerd. Applying the 35-to-1 net income ratio to the 677,830 shares of Brainerd
                                     Common Stock currently outstanding
                                     indicated the shareholders of The Colonel's should receive 23,724,050 shares of
                                     Brainerd in exchange for their shares of The Colonel's. The actual number of shares proposed to be issued was reduced to 23,500,000. The proposed exchange ratio was not materially influenced by trading prices for Brainerd Common Stock following
                                     September 12, 1994, the date Donald J.
                                     Williamson purchased 487,080 shares,
                                     because the Brainerd Board believes that post-September 12, 1994 trading prices reflect speculation whether the proposed
                                     Merger will occur rather than the value of Brainerd as an independent company and because such trades reflect a small percentage of the outstanding shares.
                                     See "PROPOSAL I:  ADOPTION OF THE MERGER
                                     AGREEMENT - Basis and Methodology of
                                     Determining Exchange Ratio."

Interest of Certain Persons
  in the Merger. . . . . . . . . .   Donald J. Williamson owns 67,080 shares of
                                     Brainerd Common Stock representing
                                     approximately 9.9% of the outstanding
                                     shares of Brainerd Common Stock on,
                                     October 20, 1995. Mr. Williamson, together with his wife, owns all of the outstanding capital stock of The Colonel's and serves as a director and executive officer of The
                                     Colonel's.  Following completion of the


                                     7
                                     Merger, Mr. Williamson, together with his wife Patsy L. Williamson, would own approximately 97.5% of the combined companies. Additionally, Mr. Williamson anticipates serving as a director and executive officer of The Colonel's Holdings, Inc. See "PROPOSAL I: ADOPTION OF THE MERGER AGREEMENT - Background of the Merger" and "CERTAIN TRANSACTIONS."

Sale of Brainerd Stock by
  Mr. Williamson . . . . . . . . .   On September 12, 1994 Donald J. Williamson
                                     acquired 487,080 shares of Brainerd Common
                                     Stock representing approximately 71.9% of the issued and outstanding shares of Brainerd Common Stock. Upon acquiring shares of Brainerd Common Stock, Mr.
                                     Williamson stated his intention that
                                     Brainerd and The Colonel's consider some form of merger. Following the negotiation of the terms of the proposed Merger, Brainerd was advised by legal counsel that the proposed Merger might be prohibited by the Minnesota business combination statute because Mr. Williamson was an "interested shareholder" within the meaning of the statute and because neither Mr.
                                     Williamson's acquisition of stock nor the proposed Merger had been approved by the Brainerd Board of Directors prior to Mr.
                                     Williamson's acquisition of stock.  In
                                     order to remove possible impediments to the proposed Merger posed by his status as an "interested shareholder", on April 6, 1995
                                     Mr. Williamson sold 420,000 shares of
                                     Brainerd Common Stock to Charles Mott and resigned as a director and executive officer of Brainerd. Following the sale of shares, Mr. Williamson holds 67,080 shares of Brainerd Common Stock, representing approximately 9.9% of
                                     Brainerd's outstanding stock.

                                     Mr. Williamson and Mr. Mott have no
                                     agreement, arrangement or understanding
                                     regarding any repurchase by Mr. Williamson of the shares of Brainerd Common Stock sold to Mr. Mott at any time in the future. Additionally, there is no


                                     8
                                     agreement, arrangement or understanding
                                     between Mr. Willliamson and Mr. Mott with respect to voting any of the shares sold by Mr. Williamson to Mr. Mott on any matter that may be presented to Brainerd shareholders, including any of the proposals set forth in this Proxy Statement. See "PROPOSAL I: ADOPTION OF THE MERGER AGREEMENT - Background of the Merger and Stock Purchase Agreement Between Mr. Williamson and Mr. Mott."

Operation of Brainerd and
  The Colonel's after
  the Merger . . . . . . . . . . .   Brainerd contemplates that after the
                                     Merger, Brainerd International Raceway
                                     and The Colonel's will be operated as
                                     separate subsidiaries of the parent
                                     company, The Colonel's Holdings, Inc.
                                     It is anticipated that each of the
                                     subsidiaries will continue to operate
                                     its business substantially in the same
                                     manner as operated prior to the
                                     Merger. The parent company will provide
                                     legal, accounting, and other support for each subsidiary.

Affiliated Transactions Involving
  Brainerd and The
  Colonel's. . . . . . . . . . . .   Donald J. Williamson owns approximately
                                     9.9% of the outstanding shares of Brainerd
                                     Common Stock.  See "Interest of Certain
                                     Persons in the Merger." The Colonel's is a party to certain related party transactions. The Colonel's leases its
                                     Milan, Michigan manufacturing facility from a limited liability company owned by Donald and Patsy Williamson. The Colonel's also engages in certain business transactions with The Colonel's Factory Warehouse of
                                     Arkansas, Inc., which is owned by Donald J.
                                     Williamson, and with Blain Buick-GMC, Inc., which is owned by Patsy L. Williamson.
                                     Additionally, The Colonel's leases a skybox at the Brainerd International Raceway and expects to stage customer appreciation and other events at the raceway, as well as to develop ways to enhance the public visibility of its name and products through


                                     9
                                     sponsorship of events at the raceway.  See
                                     "PROPOSAL I: ADOPTION OF THE MERGER
                                     AGREEMENT - Certain Transactions."

Dissenters' Rights. . . . . . . . .  Brainerd shareholders who do not vote any of their shares in favor of (i) adoption of the Merger Agreement, (ii) the proposal to change Brainerd's state of incorporation and to increase the number of authorized shares of Brainerd Common Stock, or
                                     (iii) the proposal to transfer Brainerd's operating assets to Brainerd International Raceway, Inc., and who file with Brainerd before the vote on the proposals a written notice of intent to demand the fair value of all of their shares shall be entitled to exercise dissenters' rights in accordance with the Minnesota Business Corporation Act. Under Minnesota law, any Brainerd shareholder who fully and completely follows the procedures set forth in Section 302A.473 of the Minnesota Business Corporation Act will be entitled to receive payment in cash of the "fair value" of all of such shareholder's shares. To receive the payment, the proposal to which the shareholder dissents must be approved by shareholders of Brainerd at the Brainerd Meeting. Any shareholder who wishes to exercise dissenters' rights must file with Brainerd before the vote on any of the proposals for which dissenters' rights are available, a written notice of intent to demand the fair value of all of the shares owned by such shareholder and must not vote any of his or her shares in favor of the proposal to which the shareholder desires to dissent. If the action dissented from is approved, Brainerd will notify dissenting shareholders of the approval and the dissenting shareholders' obligation to tender all of their shares to Brainerd for payment. Upon receipt of the shares, Brainerd is to make payment of what Brainerd believes to be the fair value for the shares. If a dissenting shareholder believes the fair value exceeds the amount paid, the dissenting shareholder may within 30 days of receipt of the payment demand an additional payment which demand must

                                     10
                                     include the shareholder's estimate of the fair value. If Brainerd and the dissenting shareholder are unable to resolve their disagreement as to the fair value, Brainerd is required to have the Minnesota District Court for Hennepin County determine the fair value. In determining the fair value, the court is allowed to take into account such factors and use any valuation method or methods the court deems appropriate whether or not those factors and valuation methods were used by Brainerd or the dissenting shareholder and may employ its own appraisers and experts. The court may, but is not required to, consider Brainerd's market valuation, its book value and the replacement cost of its assets as well as a capitalization of Brainerd's earnings. The court may assess costs against a dissenting shareholder, includ-ing attorneys fees incurred by Brainerd, if the court finds the demand for the additional payment was not made in good faith. Any shareholder desiring to exer-cise dissenters' rights should carefully review the applicable provisions of the Minnesota Business Corporation Act at-tached to this Proxy Statement and Prospectus as Appendix C. Although Minnesota law only entitles Brainerd shareholders to dissenters' rights with respect to the reincorporation proposal, the Brainerd Board of Directors voted to grant Brainerd shareholders dissenters' rights with respect to all three of the foregoing proposals. See "RIGHTS OF DISSENTING SHAREHOLDERS" and "INTRODUCTION" for a more detailed discussion of the rights and obligations of shareholders desiring to exercise dissenters' rights with respect to any of the proposals to be considered by Brainerd shareholders. It is a condition of the Merger Agreement that both shareholders of The Colonel's approve the Merger meaning neither shareholder of The Colonel's will be entitled to exercise any dissenters' rights.

Risk Factors . . . . . . . . . . .   The decision to vote for or against the
                                     adoption of the Merger Agreement should be

                       11
                                     made only after consideration of a number of risk factors relating to Brainerd and The Colonel's. Risk factors relating to Brainerd include the dependence upon limited sources of revenue, the seasonal nature of its business, its dependence upon sponsorship and sanctioning for racing events, possible liability for injuries and damage at racing events and limited management having experience operating a raceway. Risk factors relat-ing to The Colonel's include the competi-tive nature of the aftermarket automotive crash parts industry and possible indus-trial design protection legislation. See "RISK FACTORS" at page 13.

Possible Detriments of The Merger. . The combination of two companies in differ-
                                     ent lines of business may make it more
                                     difficult for each company to operate in a manner appropriate to its specific business mix, to develop its own operating capabilities focused on its particular business, and to determine optimal asset deployment. Following the combination of Brainerd and The Colonel's, it will not be possible for shareholders to invest in direct exclusive ownership in Brainerd and the shareholders of Brainerd will be exposed to risks associated with The Colonel's. In addition, following the Merger The Colonel's will be affiliated with a publicly traded company meaning The Colonel's will experience potential disadvantages such as publicly disclosing business and financial information that may be competitively sensitive and bearing the costs of complying with federal securities laws. See "RISK FACTORS" at page 13.

Regulatory Requirements. . . . . .   Other than compliance with applicable
                                     federal securities laws and the corporate laws of Minnesota and Michigan, the Merger will not involve any particular federal or state approvals or regulatory requirements.

Comparisons of Income, Dividends and Book Value Per Share

    The following summary presents, at and for the periods indicated, selected comparative per share data for Brainerd and The Colonel's on a

                       12
historical basis and, assuming that the Merger had been consummated at the beginning of the year ended December 31, 1994, on a pro forma combined basis and pro forma equivalent basis. The pro forma information assumes that The Colonel's converted to a C corporation for federal income tax purposes.

      The pro forma combined information is not necessarily indicative of actual or future operating results or financial position that would have occurred or will occur upon completion of the Merger. The information presented below should be read in connection with the companies' historical financial statements and pro forma combined financial data included elsewhere herein. Brainerd did not declare or pay any dividends during the period presented. See "UNAUDITED PRO FORMA COMBINED SELECTED FINANCIAL DATA AND CONDENSED FINANCIAL INFORMATION."

                                      Year Ended            Six Months Ended
                                  December 31, 1994           June 30, 1995
                                Historical  Pro Forma   Historical   Pro Forma
Income (loss) Per Share of
  Common Stock
Brainerd Common Stock. . . . .    $0.25       $  --        $(.43)     $  --
The Colonel's Common Stock . .     1.81          --          .40         --
Combined Companies <Fa>. . . .       --        0.30           --        .05
The Colonel's Equivalent <Fb>.       --        1.17           --        .20

                                       Year Ended           Six Months Ended
                                   December 31, 1994          June 30, 1995
                                 Historical  Pro Forma   Historical   Pro Forma
Dividends Per Share of Common
  Stock
Brainerd Common Stock. . . . .    $ -0-       $  --        $ -0-      $  --
The Colonel's Common Stock . .     N/A <Fc>      --          N/A<Fc>     --
Combined Companies <Fa>  . . .       --         -0-           --        -0-
The Colonel's Equivalent <Fb>.       --         -0-           --        -0-










                                     13

                                      Year Ended
                                    June 30, 1995
                                 Historical  Pro Forma
Book Value Per Share of
  Common Stock
Brainerd Common Stock. . . . .     $1.94       $  --
The Colonel's Common Stock . .      1.76          --
Combined Companies <Fa>. . . .        --         .45
The Colonel's Equivalent <Fb>.        --        1.76

_______________________

<Fa>  Pro forma combined amounts per share were computed based on pro forma combined amounts divided by the pro forma weighted average number of shares outstanding during the period.

<Fb>  Pro forma The Colonel's equivalent amounts per share reflect the pro forma combined amounts multiplied by the exchange ratio of approximately
      3.903 shares of Brainerd Common Stock for one share of The Colonel's Common Stock.

<Fc>  The Colonel's was treated as an S corporation for federal income tax purposes for the year ended December 31, 1994, and for the six-month period ended June 30, 1995. Distributions to shareholders of The Colonel's are discussed under "SELECTED FINANCIAL DATA OF THE COLONEL'S."

                                  INTRODUCTION

General

     This Proxy Statement is being furnished to the shareholders of Brainerd in connection with the solicitation of proxies by the Board of Directors of Brainerd for use at the Meeting to be held on November 21, 1995 at 9:30 a.m. (local time) at the Ramada Plaza Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota. This Proxy Statement, the attached notices and the enclosed proxies are first being mailed to shareholders of Brainerd and The Colonel's on or about October 23, 1995.

Matters to be Considered at the Meeting

     At the Meeting, the shareholders of Brainerd are being asked to consider and vote upon a proposal to adopt the Merger Agreement. Such adoption has been approved and recommended by the Board of Directors of Brainerd. A copy of the Merger Agreement is attached to this Proxy Statement as Appendix A.

                       14
Representatives of Copeland Buhl & Company P.L.L.P., Brainerd's independent auditors, and Deloitte & Touche LLP, The Colonel's independent auditors, are expected to be available at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

     If the requisite votes in favor of the proposals to adopt the Merger Agreement are obtained and the Merger is consummated, pursuant to the terms of the Merger Agreement: (i) Brainerd Merger Corporation, a wholly owned subsidiary of Brainerd, will be merged with and into The Colonel's, with The Colonel's being the surviving corporation; and (ii) each share of The Colonel's Common Stock outstanding at the Effective Time will be converted into and represent the right to receive approximately 3.903 shares of Brainerd Common Stock.

     In addition, at the Meeting, shareholders of Brainerd will be asked to consider and vote upon proposals to: (i) change the state of incorporation of Brainerd from Minnesota to Michigan and adopt new articles of incorporation of Brainerd to change Brainerd's name from Brainerd International, Inc., to The Colonel's Holdings, Inc. ("The Colonel's Holdings"), increase the number of shares of common stock, par value $.01 per share, of Brainerd ("Brainerd Common Stock") which Brainerd is authorized to issue from 10,000,000 to 35,000,000 shares and to effect various other changes in the structure of corporate governance for Brainerd;
(ii) authorize Brainerd to transfer all of its operating assets to Brainerd International Raceway, Inc., a wholly owned subsidiary of Brainerd;
(iii) adopt The Colonel's Holdings, Inc. 1995 Long-Term Incentive Plan;
(iv) elect directors; and (v) confirm the appointment of Deloitte & Touche LLP as the independent auditors of Brainerd for the year ending December 31, 1995. The adoption of the proposal to amend the Articles of Incorporation of Brainerd to increase the number of authorized shares of Brainerd Common Stock, and approval to transfer all of the operating assets of Brainerd to Brainerd International Raceway, Inc. are conditions to the obligations of Brainerd to consummate the Merger. See "THE MERGER AGREEMENT - Conditions to the Merger."

Voting and Proxies

     Brainerd. The Board of Directors of Brainerd has fixed the close of business on October 20, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Brainerd Meeting. Accordingly, only holders of record of shares of Brainerd Common Stock at the close of business on that date will be entitled to notice of and to vote at the Brainerd Meeting or any adjournment thereof. At the close of business on such date, there were 677,830 shares of Brainerd Common Stock outstanding.

     Each holder of record of shares of Brainerd Common Stock on the record date is entitled to cast one vote per share in person or by properly executed proxy on any matter that may properly come before the Brainerd


                       15
Meeting. The presence, in person or by properly executed proxy, of the holders of 25% of the shares of Brainerd Common Stock outstanding on the record date is necessary to constitute a quorum at the Brainerd Meeting. The affirmative vote of the holders of a majority of the shares of Brainerd Common Stock present and entitled to vote, represented in person or by properly executed proxy at the Brainerd Meeting is required to adopt the Merger Agreement, approve transfer of Brainerd's operating assets, adopt The Colonel's Holdings, Inc. 1995 Long-Term Incentive Plan, elect directors, and confirm the appointment of Deloitte & Touche LLP as the independent auditors for the year ending December 31, 1995 and the affirmative vote of the holders of a majority of the shares of Brainerd Common Stock entitled to vote is required to change Brainerd's state of incorporation and restate Brainerd's Articles of Incorporation. Approval of the Merger Agreement, restatement of the Articles of Incorporation and approval for transfer of Brainerd's operating assets to Brainerd International Raceway, Inc. are necessary conditions to consummation of the Merger.

     Proxy Voting, Solicitation, Revocations, and Abstentions. All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxies solicited by the Board of Directors of Brainerd intend to vote for the adoption of the Merger Agreement and for the change of Brainerd's state of incorporation to Michigan, for the restatement of the Articles of Incorporation of Brainerd, for the transfer of Brainerd's operating assets to Brainerd International Raceway, Inc., for the adoption of the 1995 Long-Term Incentive Plan, for the election of directors of Brainerd listed herein, and for the confirmation of the appointment of Deloitte & Touche LLP as the independent auditors of Brainerd.

     With respect to proposals before Brainerd shareholders at the Meeting, abstentions with respect to any proposal will be effectively treated as votes against the proposal. The treatment of broker non-votes depends on the specific proposal. With respect to adoption of the Merger Agreement, approval for transfer of assets and liabilities associated with Brainerd International Raceway to a wholly owned subsidiary of Brainerd, and adoption of The Colonel's Holdings, Inc. 1995 Long-Term Incentive Plan, broker non-votes will not be counted as votes for or against the proposals. With respect to approval of the reincorporation and restatement of the Articles of Incorporation to authorize additional shares of common stock and to authorize preferred stock, the election of directors and the confirmation of the appointment of Deloitte & Touche LLP as independent auditors, broker non-votes will have the same effect as votes against the proposals.

     Proxies will be solicited from shareholders of Brainerd by Brainerd.
The entire cost of proxy solicitation will be borne respectively by each of the companies. In addition to the use of the mails, proxy solicitations may be made by officers and employees of the respective companies, personally or by telephone or telegram, without additional compensation.
                       16
     The Board of Directors of Brainerd does not know of any matters, other than the matters described in this Proxy Statement, which are expected to be presented for consideration at the Meeting. If any other matters are properly presented at the Meeting, the person named in the respective accompanying proxy will have discretion to vote on such matters in accordance with his best judgment.

     Shareholders of Brainerd who execute their proxy may revoke them by giving written notice to the Secretary of Brainerd or The Colonel's, respectively, at any time before such proxies are voted. Attendance at the Meeting will not have the effect of revoking a proxy unless the shareholder so attending, in writing, so notifies the secretary of the Meeting at any time prior to the voting of the proxy.


                               RISK FACTORS


Risks Associated with Brainerd's Existing Operations

    Material risks associated with an investment in Brainerd Common Stock which arise from Brainerd's existing operations are summarized below.

     Dependence Upon Limited Sources of Revenue. Brainerd receives substantially all of its revenue from the operation of the Brainerd International Raceway. While revenues are obtained from ticket sales and rentals of the Brainerd International Raceway for approximately 35 events annually, a single event, a drag race sanctioned by the National Hot Rod Association, has accounted for 58%, 56%, and 56% of the operating revenues of Brainerd for the years ended December 31, 1994, 1993 and 1992. Four additional events, a motorcycle race, a classic street rod exhibit and race, and two drag racing events, accounted for 31% of the operating revenues for 1994. (See "BUSINESS OF BRAINERD - Sources of Revenue.")

     Seasonal Business/Weather. Substantially all of Brainerd's revenues arise from the operation of Brainerd International Raceway during the period of May through September of each year. Brainerd's revenues are derived primarily from ticket sales for racing events, and adverse weather could materially diminish the revenues which might otherwise be received by Brainerd. While sports car and motorcycle races may be conducted in nearly all weather conditions, spectator attendance is materially reduced when it rains. A drag racing event cannot be held in rain, and adverse weather could require the rescheduling of such events, or the cancellation of such events and the return of ticket sale proceeds to ticket purchasers. A substantial majority of Brainerd's revenues arise from drag racing events. (See "BUSINESS OF BRAINERD - Seasonal Business/Weather.")

     Sponsorship/Sanctioning of Races. The ability to draw ticket purchasing spectators to racing events is largely dependent upon the scheduling of major or popular racing events. In order to schedule such

                       17
events, Brainerd must enter into agreements with certain sanctioning organizations, such as the National Hot Rod Association (the "NHRA") and the American Motorcyclist Association. If Brainerd was unable to obtain the approval of those sanctioning organizations, it would be unable to present major racing events. The agreement between Brainerd and the NHRA pursuant to which the Champion Auto Stores Nationals is held, expires upon the conclusion of the event in 1996. As that event accounts for a substantial portion of Brainerd's revenues, early termination of the agreement by the NHRA, due to a breach of the agreement by Brainerd or the failure of Brainerd to obtain an extension or renewal of the agreement following its expiration in 1996 would have a material and adverse impact on the business of Brainerd. In addition, agreements with businesses such as Champion Auto Stores and R.J. Reynolds Tobacco for the sponsorship of races provide Brainerd with sponsorship fees and promotional support. Failure by Brainerd to enter into sponsorship agreements could have a material adverse effect on Brainerd's business. (See "BUSINESS OF BRAINERD
- Sanctioning Organizations.")

     Liability for Injuries and Damage. The racing events at Brainerd International Raceway can be dangerous to participants and spectators. Brainerd requires that each race participant expressly waive any claim against Brainerd which may arise from a racing accident; however, actions alleging Brainerd's negligence can and have been brought based upon the occurrence of such accidents. In addition, Brainerd has been subject to claims by spectators for injuries occurring while attending events at the Brainerd International Raceway. Brainerd, its officers and sponsors, and certain participants in the racing events, are insured for up to $3,000,000 against liability for personal injury and property damage to any spectator or racing event participant incurred at any racing event as the result of the negligence of any named insured. This insurance policy must be renewed annually, and there is no assurance that such insurance will continue to be available to Brainerd at affordable rates. In addition, Brainerd requires each participating or sanctioning organization that uses the Brainerd Raceway to acquire insurance which will provide accidental death, dismemberment and medical benefits for participants in each racing event. The amount of coverage under such insurance varies from $3,000 to $20,000 per incident. Additionally, it is possible that Brainerd may face claims and liability, potentially including consequential and punitive damages, arising from the activities of persons at the raceway that are neither authorized nor sanctioned by Brainerd. Insurance maintained by Brainerd may not cover all claims for injuries, including but not limited to claims for punitive damages." (See "BUSINESS OF BRAINERD - Liability Insurance.")

     Key Employee. Brainerd is materially dependent upon the experience and knowledge of Richard L. Roe, its Vice President and General Manager of the Brainerd International Raceway. Brainerd has an insurance policy in the amount of $250,000 on the life of Mr. Roe. If the services of Mr. Roe should become unavailable, the business of Brainerd could be materially and adversely affected. Other than Mr. Roe, none of the directors or officers of Brainerd and The Colonel's, including Donald J. Williamson, have any

                       18
previous experience operating a raceway.  (See "BUSINESS OF BRAINERD -
Personnel.")

     Dividend Policy. Brainerd's current loan agreement restricts the payment of dividends, and Brainerd does not anticipate payment of any cash dividends in the foreseeable future.

     Market for Common Stock. The market price for Brainerd Common Stock has been volatile since the September 1994 acquisition of shares by Donald J. Williamson and the announcement of the possible combination of Brainerd and The Colonel's. While the shares of Brainerd Common Stock are traded over the counter and eligible for listing on the NASDAQ Small-Cap Market system, the trading activity for Brainerd shares has been limited. The number of shares of Brainerd Common Stock currently eligible for trading is quite small relative to the number of shares to be issued in connection with the Merger. Sales of relatively small quantities of Brainerd Common Stock have resulted in significant changes in market prices. See "MARKET PRICES AND RELATED MATTERS."

Risks Associated with the Acquisition of The Colonel's

     In determining whether to vote to approve the Merger, shareholders of Brainerd should consider the risks to which Brainerd will be exposed as a consequence of an acquisition of The Colonel's. Material risks associated with an acquisition of The Colonel's are summarized below.

     Combination of the Companies. It is possible that the Merger of the two companies, which operate in separate lines of business, may reduce the focus of both Brainerd and The Colonel's. Prior to the combination, each company is able to operate in a manner appropriate to its specific business mix to develop its own operating capabilities and to determine optimal asset development.
Following the combination of the two companies, it will no longer be possible for shareholders to invest in direct exclusive ownership in Brainerd. Since financial analysts tend to prefer to follow "pure play" companies which are concentrated in a single line of business, it is possible that following completion of the Merger, analysts may be less likely to follow the stock of the combined entity.

     Competitive Industry. The Colonel's competes in a competitive industry which, historically, has been dominated by original equipment manufacturers ("OEM's") such as General Motors Corporation, Ford Motor Corporation, Chrysler Corporation, Toyota Motor Sales, U.S.A. Inc. and Nissan Motor Corp. U.S.A. Such OEM's are more established, maintain large marketing and sales organizations and have substantially greater financial resources than The Colonel's. Such OEM's generally distribute their replacement plastic automotive bumpers through their automobile dealerships. The Colonel's generally distributes its products to autobody shops through independent distributors. The Colonel's competes with OEM's principally on the basis of price by selling its products at prices less than those charged by the OEM's. Certain OEM's have lowered the prices of

                       19
their replacement parts and there can be no assurance that OEM's will not seek to be more price competitive or pursue other strategies directed at the recapture of the portion of the aftermarket collision parts market which is now serviced by The Colonel's and other non-OEM suppliers.
The Colonel's competes with other non-OEM's and may face competition by manufacturers of metal bumpers and other products that may extend their product line to include plastic bumpers. In addition, following the Merger The Colonel's will be affiliated with a publicly traded company meaning
The Colonel's will experience potential disadvantages such as publicly disclosing business and financial information that may be competitively sensitive and bearing the costs associated with complying with federal securities laws.

     Industrial Design Protection Legislation. Legislation has periodically been introduced in the United States House of Representatives that would permit registration of product design features and would expand copyright protection for designs of replacement parts. If enacted, this legislation could prohibit The Colonel's from manufacturing and distributing its products using shapes or designs similar to those of OEMs that register design features of automobile bumpers or components. Such legislation has been introduced on a number of previous occasions and has never been enacted into law due primarily to strong opposition by the automobile collision repair industry, the automobile insurance industry and by various consumer organizations interested in preserving competition for automotive collision parts. For these reasons, The Colonel's management does not believe that any such legislation is likely to be enacted into law in the foreseeable future. The Colonel's is not aware of any industrial design protection legislation currently pending or under consideration in the United States Congress. However, there can be no assurance that "design-rights" legislation protecting design rights of OEM automobile parts will not be enacted. If such legislation were enacted, it could force The Colonel's to change its product designs, subject The Colonel's to liability for violating registered design rights, and would most likely adversely affect the business of The Colonel's.

     Control of Brainerd. Following completion of the exchange, Donald J. Williamson and his wife, Patsy L. Williamson will collectively own approximately 97.5% of the outstanding Brainerd Common Stock. As a result, Mr. and Mrs. Williamson will have the power to elect Brainerd's Board of Directors, to approve most other matters requiring shareholder approval, and will consequently have significant influence over the management, policies and operations of Brainerd. In addition, Donald J. Williamson is expected to serve as a director and as the Chief Executive Officer of Brainerd. Mr. Williamson is 61 years old. In 1962, when Mr. Williamson was 28 years old, he was convicted of the felony of participating in a scheme to purchase automobiles with fraudulent checks and then resell the automobiles, with knowledge that they were stolen. Approximately two years later, Mr. Williamson pleaded guilty to and was convicted of the felony of conspiring to violate the federal bankruptcy laws. For these criminal offenses, Mr. Williamson served approximately three years' time in a

                       20
federal penitentiary. In connection with his operation of a pawn shop business in 1972, Mr. Williamson pleaded guilty to and was convicted of unlawful possession of firearms as a convicted felon, and paid a small fine. Mr. Williamson has not been arrested or convicted of any felony or misdemeanor since 1972.

     Dilution. As a result of the Merger, existing shareholders of Brainerd will experience an immediate and substantial dilution in the net tangible book value of their shares of Brainerd Common Stock. The net tangible book value per share of Brainerd Common Stock at June 30, 1995, was $1.94. "Net tangible book value" per common share is equal to total tangible assets of Brainerd less total liabilities, divided by the number of shares of common stock outstanding. As a result of the issuance of 23,500,000 shares of Brainerd Common Stock in connection with the proposed Merger, the pro forma net tangible book value per share of Brainerd Common Stock at June 30, 1995, would have been $0.45. This represents a decrease of $1.49 per share to existing shareholders of Brainerd.

     Transactions with Affiliates. Since its organization in 1982, The Colonel's has engaged in certain transactions with Mr. Williamson and his affiliates. Mr. Williamson has stated that it will be the policy of Brainerd and The Colonel's following the Merger for future material transactions with affiliates to be on terms no less favorable to Brainerd and The Colonel's than those available from unrelated third parties and that such transactions will be ratified by a vote of a majority of the disinterested members of the Board of Directors.

     Market Conditions; Shares Eligible for Future Sale. Sales of a substantial number of shares of Brainerd's Common Stock in the public market following the Merger could adversely affect the market price for such shares. The shares which may be issued in connection with the Merger will not be eligible for sale in the public market, except pursuant to an effective registration statement in compliance with the conditions of Rule 144 under the Securities Act of 1933. Such limitations include, among other things, holding periods and quantity limitations.

     Anti-Takeover Provisions in Articles of Incorporation. Certain provisions of The Colonel's Holdings Articles of Incorporation may have an anti-takeover impact and may make tender offers, proxy contests, and certain mergers more difficult to consummate. These include provisions:
(i) requiring a super majority of 66 2/3% of the total voting power of all shares of stock to amend the Bylaws; (ii) restricting the ability of shareholders to call a special meeting of shareholders without approval by the Board of Directors; (iii) establishing procedures by which shareholders may nominate persons for election to the Board of Directors and procedures by which shareholders may bring business before annual meetings of shareholders; (iv) authorizing The Colonel's Holdings to issue preferred stock, with such rights, preferences, privileges, and limitations as the Board of Directors may determine; and (v) electing to opt out of the Michigan control share acquisition and business combination statutes. See

                       21

"BRAINERD PROPOSAL II: REINCORPORATION OF BRAINERD - Possible Negative Considerations."


                PROPOSAL I:  ADOPTION OF THE MERGER AGREEMENT


Background of the Merger

     On September 12, 1994, Donald J. Williamson acquired 487,080 shares of Brainerd Common Stock. The shares acquired by Mr. Williamson represented approximately 71.9% of the issued and outstanding shares of Brainerd Common Stock. Mr. Williamson purchased 391,479 of the shares from Gene M. Snow and 95,601 of the shares from James W. Littlejohn. Mr. Williamson acquired the shares pursuant to a Stock Purchase Agreement dated September 9, 1994 with Mr. Snow and Mr. Littlejohn and paid an aggregate purchase price in the amount of $1.1 million for the acquired shares of Brainerd Common Stock. The purchase price for all shares of Brainerd Common Stock acquired by Mr. Williamson from Mr. Snow and Mr. Littlejohn was $2.26 per share.
The source of funds used to purchase the acquired shares of Brainerd Common Stock was personal cash of Mr. Williamson. Mr. Williamson, together with his wife Patsy L. Williamson, own all of the outstanding stock of The Colonel's. See "MANAGEMENT AND PRINCIPAL SHAREHOLDERS."

     In connection with the sale of shares of Brainerd Common Stock to Mr. Williamson, Gene M. Snow resigned as a director and as the President and Chief Executive Officer of Brainerd and James W. Littlejohn resigned as a director and as the Treasurer and Chief Financial Officer of Brainerd. On September 27, 1994 the Brainerd Board of Directors appointed Donald J. Williamson, Gary Moore, Ted Gans, J. Daniel Frisina, and Lisa Morrow directors of Brainerd. The Brainerd Board of Directors additionally appointed Mr. Williamson to serve as Chief Executive Officer and Chief Financial Officer of Brainerd. See "PROPOSAL V: ELECTION OF DIRECTORS OF BRAINERD - Directors and Executive Officers."

     At the time he acquired shares of Brainerd Common Stock, Mr.
Williamson stated his intention that Brainerd continue the operation of the Brainerd International Raceway located in Brainerd, Minnesota and for Brainerd to retain Richard L. Roe as general manager of the racing facility. Mr. Williamson also stated his intention that Brainerd Common Stock remain eligible for trading on the NASDAQ system.

     Upon acquiring shares of Brainerd Common Stock, Mr. Williamson stated his further intention that Brainerd and The Colonel's consider some form of merger or business combination. On December 15, 1994, the Boards of Directors of Brainerd and The Colonel's approved the terms of a letter of intent contemplating a merger of The Colonel's with a wholly owned subsidiary of Brainerd in consideration for the issuance of shares of Brainerd Common Stock to shareholders of The Colonel's, subject to receipt of shareholder approvals, the effective registration of additional shares

                       22
of Brainerd Common Stock and certain other contingencies, including the completion of year-end audited financial statements for Brainerd and The Colonel's. The letter of intent was executed on behalf of Brainerd and The Colonel's on December 15, 1994. Following completion of the audited year-end financial statements for Brainerd and The Colonel's and receipt by Brainerd of the fairness opinion provided by Century Capital, Brainerd and The Colonel's completed the terms of the Merger Agreement and agreed that the exchange ratio in connection with the Merger would be approximately
3.903 shares of Brainerd Common Stock for each share of The Colonel's
Common Stock owned by shareholders of The Colonel's. On February 27, 1995 the Boards of Directors of Brainerd and The Colonel's approved the terms of the Merger Agreement and recommended that the Merger transaction be submitted to shareholders of Brainerd and The Colonel's for approval.

     Following the February 27, 1995 meeting of the Brainerd Board of Directors, Brainerd was advised by legal counsel that the proposed Merger might be prohibited by the Minnesota business combination statute because Donald J. Williamson was an "interested shareholder" within the meaning of the statute and because neither Mr. Williamson's acquisition of Brainerd Common Stock nor the proposed Merger had been approved by the Brainerd Board of Directors prior to the time Mr. Williamson first acquired Brainerd Common Stock in September 1994. In order to remove possible impediments to the proposed Merger posed by his status as an "interested shareholder" under the Minnesota business combination statute, on April 6, 1995
Mr. Williamson sold 420,000 shares of his Brainerd Common Stock to Charles Mott and resigned as a director and executive officer of Brainerd. The sale of shares by Mr. Williamson to Mr. Mott was approved by the Brainerd Board of Directors on April 5, 1995. Following the sale of shares, Mr. Williamson holds 67,080 shares of Brainerd Common Stock, representing approximately 9.9% of Brainerd's outstanding stock. Since his resignation, Mr. Williamson has not acted in any capacity as a director or officer of Brainerd. On April 10, 1995, the Brainerd Board of Directors approved a written proposal by Donald J. Williamson and Patsy L. Williamson to combine Brainerd and The Colonel's by merger upon the same terms previously adopted by the Brainerd Board of Directors on February 27, 1995, subject to shareholder approval. See "Stock Purchase Agreement Between Mr. Williamson and Mr. Mott."

Brainerd's Reasons for the Merger

     The Brainerd Board of Directors has determined that the Merger would be in the best interests of Brainerd and all of Brainerd's shareholders for the following reasons:

     (1) The Merger will diversify the investment of Brainerd shareholders to include an interest in The Colonel's, a leading supplier of aftermarket automotive parts in North America;

     (2) The Merger will benefit the financial strength of Brainerd through affiliation with The Colonel's, which maintains a record of

                       23
     adequate capital, minimal debt, profitable operations and a favorable credit record;

     (3) The broader asset base and income stream that will result from the Merger is expected to improve Brainerd's ability to borrow money in order to finance various capital improvements at Brainerd
     International Raceway, such as additional bathrooms, camping facilities, and other amenities, which should in turn result in higher attendance and revenue levels.

     (4) The Merger may benefit Brainerd International Raceway and the sponsors of events at the raceway through the affiliation of Brainerd with a nationally recognized manufacturer in the automotive industry.

     The Brainerd Board of Directors believes that each of the foregoing reasons for the Merger will benefit the long-term best interests of both Brainerd and its shareholders by enhancing the financial position and profitability of Brainerd and contributing to increased liquidity and trading prices for Brainerd Common Stock. There can be no assurance that any of the anticipated benefits considered by the Brainerd Board of Directors or listed in the foregoing reasons for the Merger will materialize and it is possible that the Merger could have material adverse consequences for both Brainerd and its shareholders. See "RISK FACTORS." The foregoing discussion summarizes the material reasons for the Merger considered by the Brainerd Board of Directors and does not represent the degree of importance assigned by the Board or individual directors to any of the specific reasons for the Merger. For a discussion of the interests of certain members of the management and the Brainerd Board of Directors in the Merger, see "CERTAIN TRANSACTIONS."

Opinion of Brainerd's Financial Adviser

     In December 1994, Brainerd retained Century Capital to act as Brainerd's exclusive financial adviser with respect to a review of the proposed affiliation of The Colonel's and Brainerd. The Brainerd Board of Directors ratified the retention of Century Capital at its meeting on February 27, 1995. As part of its services, Century Capital analyzed The Colonel's and its operations, historical performance and future prospects and provided an opinion as to the fairness, from a financial point of view, of the consideration to be received by Brainerd and indirectly by Brainerd shareholders in connection with the proposed Merger. The amount of consideration to be received by Brainerd in connection with the Merger was determined by Brainerd and The Colonel's and was not determined by Century Capital.

     Century Capital is a nationally recognized investment banking firm regularly engaged, with respect to manufacturing companies and other corporations, in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted

                       24
securities, private placements, and valuations for corporate and other purposes. The Brainerd Board of Directors selected Century Capital on the basis of its qualifications, ability, previous experience and its reputation with respect to mergers and acquisitions. No limitations were imposed by Brainerd upon Century Capital with respect to the investigations made or procedures followed by Century Capital in rendering its opinion.

     Century Capital has rendered a written opinion to the Brainerd Board of Directors to the effect that, as of November 30, 1994, the consideration to be received by Brainerd and indirectly by Brainerd shareholders in connection with the proposed Merger is fair, from a financial point of view, to Brainerd and to the holders of Brainerd's Common Stock. Such opinion describes the assumptions made, matters considered and the scope of the review undertaken and procedures followed by Century Capital. Century Capital's opinion is attached hereto as Appendix B and is incorporated herein by reference. SHAREHOLDERS ARE ENCOURAGED TO READ CENTURY CAPITAL'S OPINION IN ITS ENTIRETY.

     Brainerd's Board of Directors sought an independent valuation of The Colonel's and Brainerd by Century Capital, in order to test whether the proposed exchange ratio would fall within a range that could be deemed by an informed but disinterested examiner to be "fair" at the time that the Brainerd Board of Directors voted in April, 1995 to accept Donald and Patsy Williamson's offer to exchange shares. Century Capital's engagement provided that the valuation was solely for the board and not for other parties. The two companies actual performance from December, 1994 through May 1, 1995 has closely paralleled the projected performances for those periods that Century Capital obtained from each company and expressly referenced in its report to Brainerd's board. The Brainerd board has concluded that updates or new valuations are not warranted in the absence of any subsequent unexpected events or different results for either company.

     Century Capital's opinion is directed to the Brainerd Board of Directors only and is directed only to the adequacy of consideration to be received by Brainerd in connection with the proposed Merger and does not constitute a recommendation to any holder of Brainerd Common Stock as to how such holder should vote at the Brainerd Meeting.

Financial Adviser Analysis

     For purposes of its opinion and in connection with its review of the proposed Merger, Century Capital, among other things: (a) reviewed Brainerd's historical and publicly filed documents, including the Annual Report for 1992, Form 10-K for 1993, Forms 10-Q for 1993 and 1994, and Report on Form 8-K filed for the event of September 12, 1994, as well as Brainerd prepared interim financial statements, projections and analyses made available to Century Capital; (b) reviewed copies of Brainerd's 1994 budget forecast, undated; (c) spoke with senior executives and members of the Brainerd Board of Directors to discuss the operations, financial

                       25
condition, future prospects and projected operations and performance of Brainerd as they relate to Brainerd and the proposed Merger; (d) reviewed The Colonel's historical financial information, including audited financial statements for fiscal years ending December 31, 1991, 1992 and 1993, as well as The Colonel's prepared interim financial statements, projections and analyses made available to Century Capital; (e) spoke with senior executives, representatives of and members of The Colonel's Board of Directors to discuss the operations, financial condition, future prospects and projected operations and performance of The Colonel's as they relate to The Colonel's and the proposed Merger; (f) reviewed the Letter of Proposed Transaction from Brainerd to Century Capital dated December 24, 1994;
(g) reviewed the proposed letter of intent concerning the Merger between The Colonel's and Brainerd, undated; (h) reviewed the historical market prices and trading volume for Brainerd's publicly traded securities;
(i) reviewed certain other publicly available financial data for certain companies deemed comparable to Brainerd or The Colonel's or that possess similar characteristics from a market perspective, and publicly available prices and premiums paid in other transactions that Century Capital considered similar to the proposed Merger; and (j) conducted such other due diligence as deemed appropriate by Century Capital.

     In connection with the preparation of Century Capital's opinion, The Colonel's furnished Century Capital and Brainerd with certain financial forecasts and projections. The following material underlying assumptions were used in preparing forecasts concerning The Colonel's income:
(i) sales are projected to grow, as a percentage of the previous year's sales, by 8% in 1995, 9.5% in 1996, 12% in 1997, 1998, and 1999, and 9% in
2000 and 2001; (ii) the cost of sales was projected at 64% of sales based in historical data; (iii) sales and general administrative expenses were projected at 15% of sales based on historical data, with a 1.5% increase accounting for the anticipated addition of staff; and (iv) federal income tax was projected at the rate of 32%. The following material underlying assumptions were used in preparing forecasts of The Colonel's cash flow:
(i) collections are assumed to be 70% of the previous month's sales, with 20% collected in 60 days and the balance of 10% collected within 90 days.

     Century Capital relied upon and assumed without independent verification the accuracy and completeness of all of the financial and other information provided to it by The Colonel's, Brainerd and their respective representatives and of the publicly available information reviewed by Century Capital. Century Capital also relied upon the managements of both The Colonel's and Brainerd as to the reasonableness and achievability of the financial and operating forecasts provided to Century Capital (and the assumptions and bases therefor). In that regard, Century Capital assumed that such forecasts reflect the best currently available estimates and judgments of such respective managements and that such projections and forecasts will be realized in the amounts and in the time periods estimated by the managements of both The Colonel's and Brainerd. Century Capital was not retained to and did not conduct a physical inspection of any of the properties or facilities of The Colonel's or

                       26
Brainerd, nor did Century Capital make any independent evaluation or appraisal of the assets, liabilities or prospects of The Colonel's or Brainerd, and was not furnished with any such evaluation or appraisal. Century Capital also assumed that the Merger is, and will be, in compliance with all laws and regulations that are applicable to The Colonel's and Brainerd.

     Subsequent to rendering its written opinion dated as of January 3, 1995 to the Brainerd Board of Directors, Century Capital rendered an oral opinion to the Brainerd Board of Directors on February 27, 1995.

     Pursuant to the terms of a letter agreement, dated December 24, 1994 (the "Engagement Letter"), for Century Capital's services in connection with the Merger, including the rendering of its opinion, Brainerd has paid Century Capital $75,000. Brainerd has also agreed to reimburse Century Capital for all reasonable out-of-pocket expenses, including reasonable fees and expenses of legal counsel, and has agreed to indemnify Century Capital against certain expenses and liabilities incurred in connection with its engagement, including liabilities under federal securities laws. The Century Capital fee is an obligation of Brainerd, and will have no impact on the consideration to be received by the holders of The Colonel's Common Stock in connection with the Merger.

     Century Capital may, in the ordinary course of its business, actively trade securities of Brainerd for its own account or for the accounts of customers and thus may hold long or short positions in such securities at any time. Century Capital may in the future be considered or employed by The Colonel's or Brainerd to provide investment banking and securities brokerage services. These relationships are considered by The Colonel's and Brainerd, respectively, to be in the ordinary course of business and to be immaterial to Century Capital's engagement relative to the Merger.

Valuation Techniques Used by Financial Adviser

     The summary below does not purport to be a complete description of the analysis employed by Century Capital in reaching its opinion. Further, it is Century Capital's understanding that there were no other proposals other than the proposed Merger for Century Capital to consider in making a final determination as to the fairness from a financial point of view to the shareholders of Brainerd. Century Capital believes that its analysis must be considered as a whole, and that selecting portions of its analysis and of the factors considered by Century Capital, without considering all such factors and analyses, could create a misleading view of the processes underlying its opinion. Arriving at a fairness opinion is a complex analytical process and not necessarily susceptible to partial analysis or summary description.

     Analysis of Publicly Traded Auto Parts Manufacturers. Century Capital analyzed the recent financial and stock market performances of selected publicly traded automobile parts manufacturing companies including the following (the "C Comparables"): Bailey Corp., Echlin, Inc., Hastings

                       27
Manufacturing Company, Lund International Holdings, Inc., Mascotech, Inc.,
R & B, Inc., Republic Automotive Parts, Inc., Standard Products Co., Stant Corp., Superior Industries Intl., and Universal Manufacturing, Inc. The
C Comparables were deemed most comparable because they manufactured components for automobiles or trucks, supplied the aftermarket, had a wide range of capitalizations, and had readily available financial data that provided for comparison. Century Capital based its comparable company analysis on financial statements prepared in accordance with generally accepted accounting principles ("GAAP") focusing on revenues, earnings and other measures of profitability, and considered multiples based on enterprise value (the sum of the market value of equity and book value of preferred stock plus debt, less cash) (i) to revenues, (ii) to EBITDA (earnings before interest, taxes, depreciation and amortization), and (iii) to EBIT (earnings before interest and taxes), and of stock price (i) to earnings per share, and (ii) to book value.

     For the C Comparables as a group, the analysis yielded a range of multiples of enterprise value (i) to revenues of .22x to 2.67x, (ii) to EBITDA of 5.12x to 16.01x, and (iii) to EBIT of 6.11x to 21.58x. It also yielded a range of multiples of stock price (i) to earnings per share of 9.98x to 16.07x, and (ii) to book value of .99x to 4.01x. As noted above, the comparable results for the Colonel's yielded multiples of enterprise value to (i) revenues of 1.83x, (ii) to EBITDA of 6.0x, and (iii) to EBIT of 11.87x, and of stock price (i) to earnings per share of 11.75x, and (ii) to book value of 2.41x. Incident to its analysis, Century Capital considered the range of the C Comparables ratios and the Colonel's ratios in addition to other data.

     Valuing the proposed Merger required consideration of Brainerd's stock value, taking into account the market for, float, availability and price thereof. The lack of float and stock speculation surrounding the announcement of the proposed Merger generated market valuations and multiples for Brainerd that were flawed and unsupportable, necessitating analysis beyond the market. Therefore, Brainerd was also analyzed independently considering the recent financial and stock market performances of selected public companies deemed comparable. Century Capital also considered other qualitative data in determining a range of equity and enterprise values and per share prices for Brainerd.  The comparables for Brainerd were the following (the
"B Comparables"): Bay Meadows Operating Co., Churchill Downs, Inc., Int'l Speedway Corp., Int'l Thoroughbred Breeders, Inc. and Turf Paradise, Inc. The B Comparables were deemed most comparable as they were entertainment facilities, were outdoor venues, typically single purpose, had a wide range of capitalizations, and had readily available financial data that provided for comparison. There existed only one comparable in the motorsport business as Brainerd. Century Capital based its comparable company analysis on financial statements prepared in accordance with GAAP focusing on revenues, earnings and other measures of profitability, and considered multiples based on enterprise value (the sum of the market value of equity and book value of preferred stock plus debt, less cash) (i) to revenues, (ii) to EBITDA (earnings before interest, taxes, depreciation and amortization), and
(iii) to EBIT, and of stock price (i) to earnings per share and (ii) to book value.
                       28
     For the B Comparables as a group, the analysis yielded a range of multiples of enterprise value (i) to revenues of .71x to 3.29x, (ii) to EBITDA of 8.52x to 16.36x, and (iii) to EBIT of 9.93x to 21.05x. It also yielded a range of multiples of stock price (i) to earnings per share of 16.17x to 31.56x, and (ii) to book value of .44x to 19.42x. As noted above, the comparable results for Brainerd yielded multiples of enterprise value to
(i) revenues of .84x, to (ii) EBITDA of 5.71x, and to (iii) EBIT of 11.68x, and of stock price (i) to earnings per share of 50.64x, and (ii) to book value of
 .66x. Incident to its analysis, Century Capital considered the range of the B Comparables ratios and the Brainerd ratios in addition to other data.

     The above analysis of the comparable public companies indicated that for the Colonel's a range of enterprise values of $45,857,889 to $143,395,470, and equity values of $40,104,630 million to $64,104,630 million, was within the range of transaction values and multiples derived from analyzing the B and C Comparables.

     Discounted Cash Flow Analysis. Century Capital also prepared a discounted cash flow valuation analysis of The Colonel's to analyze the transaction. This analysis was based on certain operating and financial assumptions for The Colonel's based on discussions with management. In valuing cash flow, the projected free cash flow (EBITDA), together with the expected terminal value of the company (EBITDA for the terminal year multiplied by a multiple to create a terminal asset value) were discounted to their respective present values using various terminal values and discount rates. Using discount rates of 20% to 40% applied to yearly cash flows and a 1999 terminal value multiples of 5 to 8 applied to EBITDA, The Colonel's equity values ranged from $29,194,828 to $73,016,887. Century Capital also compared projected cash flow for 1995 utilizing EBITDA terminal values of 5 to 7, discounted one year by 25% to normalize the analysis. Using this approach, equity valuations based on cash flow ranged from $43,838,973 to $62,663,969. The foregoing fell within an acceptable range of values considered by Century Capital.

     Century Capital also determined that independent of the B Comparables and based on cash flows, terminal values and EBITDA multiples under normalized market conditions, Brainerd had a range of enterprise values of $1,796,305 million to $2,155,566 million, equity valuations ranging from $1,275,653 to $1,634,914 million, and based thereon, per share values ranging from $1.88 to $2.41. Century Capital relied on management's assessment that Brainerd's future performance would parallel its historical results. Based on the foregoing, a normalized share price of $2.01 for Brainerd stock was considered as reasonably within a range of supportable values in quantifying the exchange of shares, which also approximates the share price prior to announcement of the Merger and is further supported when compared to the price paid by Mr. Williamson for the controlling block of stock (71.9%) in Brainerd.

     Contribution Analysis. Century Capital compared the post-merger ownership of the combined companies to the pro forma financial results of the combined

                       29
entity using various measures of performance, including revenues, net income, total assets, and stockholder's equity. The effect of net operating loss carry-forwards, if any, and costs of the Merger were eliminated in the analysis. Century Capital's financial analysis indicated that holders of Brainerd stock would realize an accretion to per share earnings of $.11 for 1994 and an accretion to per share earnings of $.22 in 1995 should projections be realized. Further analysis reflected that future increases in net income, and additions to retained earnings and total assets would be derived primarily from earnings projected to be earned by The Colonel's.

     No company included in the above analysis is identical to either Brainerd or The Colonel's, respectively. The analysis involved complex considerations and judgments concerning differences in operating and financial characteristics of publicly traded companies and other factors that could affect the companies comprising the B and C Comparables, respectively. The summary listed above is a general description of the material elements of the procedures followed, factors considered, and assumptions made by Century Capital in rendering its opinion. Because the summary does not address each factor considered by Century Capital, it should not be considered a full analysis of all matters considered by the opinion.

The Colonel's Reasons for the Merger

     The Board of Directors of The Colonel's has determined that the Merger would be in the best interests of The Colonel's and its shareholders for the following reasons:

     (1) The Merger will provide The Colonel's increased access to the public market to obtain capital as required to fund continuing operations and any future expansion;

     (2) The Merger will enhance The Colonel's ability to undertake future business combinations or acquisitions through the registration and issuance of additional publicly traded shares as part or all of the consideration in such business combinations or acquisitions;

     (3) The Merger will achieve certain operating efficiencies and cost savings as the result of a consolidated board of directors, management, accounting and public reporting for The Colonel's as a subsidiary of Brainerd; and

     (4) The Merger may benefit The Colonel's and distributors of its products through the affiliation of The Colonel's with the Brainerd International Raceway and the nationally recognized and professionally sanctioned racing events held at the Brainerd International Raceway.

     The Colonel's Board of Directors believes that each of the foregoing reasons for the Merger will benefit the long-term best interests of both The Colonel's and its shareholders by converting the unregistered capital stock of The Colonel's into publicly traded stock. There can be no

                       30
assurance that any of the anticipated benefits considered by The Colonel's Board of Directors or listed in the foregoing reasons for the Merger will materialize and it is possible that the Merger could have adverse consequences to both The Colonel's and its shareholders. See "RISK FACTORS." The foregoing discussion summarizes the material reasons for the Merger considered by The Colonel's Board of Directors and does not represent the degree of importance assigned by the board or any individual directors to any of the specific reasons for the Merger. For a discussion of the interests of certain members of the management and the Board of Directors of The Colonel's in the Merger, see "CERTAIN TRANSACTIONS."

Basis and Methodology of Determining Exchange Ratio

     The exchange ratio of approximately 3.903 shares of Brainerd Common Stock for each share of The Colonel's Common Stock was proposed to Brainerd by the shareholders of The Colonel's and approved by the members of the Brainerd Board of Directors other than Mr. Williamson and Lisa Morrow, the daughter of Mr. and Mrs. Williamson. The process of proposing and approving the exchange ratio essentially involved a determination as to the relative values of The Colonel's and Brainerd based on their respective abilities to generate net income.

    In formulating their final offer to the Brainerd Board of Directors, the Williamsons' working conclusion from the companies' respective financial data was that Brainerd had a capacity to generate annual net income of approximately $170,000 and that The Colonel's had a capacity to generate annual net income of approximately $6,000,000 or roughly 35 times the earning capacity of Brainerd. Applying the 35-to-1 net income ratio to the 677,830 shares of Brainerd Common Stock currently outstanding indicated the shareholders of The Colonel's should receive 23,724,050 shares of Brainerd in exchange for their shares of The Colonel's. The actual number of shares proposed to be issued was reduced to 23,500,000 shares.

     More specifically, the proposed exchange ratio of approximately 3.903 shares of Brainerd Common Stock for each share of The Colonel's Common Stock was arrived at by the shareholders of The Colonel's following a four step analysis. This basic analysis was applied by The Colonel's in formulating its proposal to Brainerd for the Merger transaction.

     (1) First, The Colonel's was valued as an on-going, private business, using its audited annual financial statements for 1990 through 1993 and its year to date statements for 1994. Its pre-tax net income was set at $6 million annually and the resulting projected income stream was capitalized using a multiple of 8.5. Shareholders of The Colonel's believed that The Colonel's past performance supports the estimated income level, because its net income from operations calculated in accordance with GAAP had exceeded $6 million in two of the three years before its June 1, 1993 fire. While The Colonel's net income was significantly higher than $6 million in 1993 and 1994 ($7,762,206 and $10,887,714 respectively), those totals include gain recognized to the extent that the cost of

                       31
     replacement assets purchased with fire insurance proceeds exceeded the net book value of the destroyed assets they replaced. The combined total of income from operations ($1,860,853) and partial reimbursement from lost "Business Income and Extra Expenses" insurance coverage ($7,928,666) was $9,789,519 for the years 1993 and 1994. That two year total would yield net income of $4,894,759 per year if divided equally. Losses from operations of $541,052 in 1993 and income from operations of $2,401,905 in 1994 suggested that more of the lost business income insurance proceeds of $7,928,666 should be allocated to 1993 than to 1994. The multiple of 8.5 was the midpoint of 7 to 10 typically applied to industries similar to The Colonel's. As a conservative measure, the resulting calculation ($6 million x 8.5) was rounded down from approximately $51 million to $50 million.

     (2) Next, that same method was used to capitalize Brainerd's pre-tax income from operations, which had been estimated by The Colonel's as $170,000. The estimated annual earnings of $170,000 for Brainerd was based upon estimated 1994 earnings of Brainerd (subsequently determined to be $170,181 for 1994). The same multiple of 8.5 was used, rather than the lower (5-7) multiples typically employed in valuing a company in the motor sports industry.

     (3) Next, the value for Brainerd suggested by the capitalization of income method was compared to the value suggested by multiplying Brainerd's 677,830 outstanding shares by $2.00 per share, which was the highest price obtained for the stock during the twelve-month period ending on September 11, 1994, the day before Donald J. Williamson purchased 487,080 shares of Brainerd Common Stock from Gene M. Snow and James W. Littlejohn. Valuing Brainerd through a capitalization of income approach that employed an 8.5 multiple produced a value for Brainerd of $1,445,000 which was $89,340 higher than the $1,355,660 value suggested by multiplying the number of outstanding shares by the highest per share sale price realized in the year before announcement of the proposed merger.

     (4) Using the suggested values of $50,000,000 for The Colonel's and $1,445,000 for Brainerd yielded aggregate values of $8.30 per share for The Colonel's 6,021,000 outstanding shares and $2.13 per share for Brainerd's 677,830 outstanding shares. Those amounts suggested an exchange ratio of 3.90 shares of Brainerd stock for each share of The Colonel's stock.

     In submitting the proposal to have The Colonel's be acquired by Brainerd in exchange for 23,500,000 shares of Brainerd, the Williamsons and representatives of The Colonel's did not disclose to the Brainerd Board or to Century Capital the specific methodology used in arriving at the terms of the proposal or of their earnings estimates for The Colonel's.
In accepting the proposal at its February 27, 1995 meeting, the Brainerd Board considered Century Capital's opinion that the proposed exchange ratio was fair to Brainerd and carefully reviewed the analysis of Century Capital included in the fairness opinion. As part of its analysis of the fairness of the proposal,

                       32
Century Capital reviewed and considered the audited financial statements for The Colonel's for the years 1991, 1992 and 1993 and interim financial statements for The Colonel's for the eleven month period ending November 30, 1994.

     The 1993 operating statement for The Colonel's provided to the Brainerd Board and Century Capital included a $9,043,282 gain on an insur-ance settlement for fire damage. The 1994 interim financial statements provided to Century Capital did not reflect the $9,081,662 gain reflected in the audited financial statements for 1994 as the final settlement had not occurred at the time the interim statements were provided to Century Capital. The final insurance settlement was described to the Brainerd Board at its February 27, 1995 meeting before it voted to recommend accepting the Williamsons' offer.

     During the Brainerd Board's formal examination of the Williamsons' offer at its February 27, 1995 meeting, the Brainerd Board questioned the Williamsons and The Colonel's representatives about how the fire insurance proceeds had been treated in the 1993 and interim 1994 financial statements and the basis for any assumptions they had made about what those years' operating results would have been "but for" the June 1, 1993 fire. The representatives responded by expressing their opinion, based on a comparison of the 1993 sales results before the June 1, 1993 fire with past years' comparative figures, that the actual operating results for that period would have been higher than the compromise estimates arrived at with the insurance company. The Brainerd Board was also provided the opportunity to inspect the Milan facility and observe its operations.

     In addition to the fact that The Colonel's net income exceeded $6 million two out of three years preceding the fire in June of 1993, other factors were considered by The Colonel's shareholders in determining the annual net income of The Colonel's for purposes of calculating the proposed exchange ratio. By annualizing the operating results for January 1 through April 30, 1993 (the June 1, 1993 fire destroyed the accounting records prior to completion of the May 1993 operating statements), The Colonel's would, on a pro forma basis, have had sales of $32,423,057 and net pre-tax income of $6,678,051 in 1993. Since the June 1, 1993 fire, The Colonel's has consolidated its operations at its facility in Milan, Michigan which, while it commenced production in December 1993, did not achieve full operation until August 1994. In establishing the Milan facility, The Colonel's has applied the insurance proceeds and cash flow from operations to replace older, less efficient equipment destroyed in the fire with newer more efficient equipment and has utilized a more efficient layout including an improved paint line and materials handling system. Additionally, The Colonel's has used insurance proceeds and cash flow from operations following the fire to acquire molds to permit it to currently manufacture a total of approximately 409 bumper applications compared to the approximately 361 bumper applications manufactured at the time of the fire.

     In approving the issuance of 23,500,000 shares in connection with the acquisition of The Colonel's, the Board of Directors of Brainerd considered

                       33
the market prices for Brainerd Common Stock which existed subsequent to the September 1994 purchase of a controlling interest in Brainerd by Donald J. Williamson and the announcement of the possible consolidation of Brainerd and The Colonel's. While those trading values were considered, the Brainerd Board of Directors determined that they were not reflective of the true value of Brainerd and were attributable to the limited number of shares available for purchase and speculation concerning the completion of the acquisition of The Colonel's. At the time of Mr. Williamson's acquisi-tion of Brainerd Common Stock in September 1994, there were approximately 180,150 shares in the "public float." In the twelve months preceding that acquisition, there had been extremely limited trading of Brainerd Common Stock at prices substantially less than those that existed after Mr. Williamson's purchase.

Stock Purchase Agreement Between Mr. Williamson and Mr. Mott

     Donald J. Williamson and Charles Mott are parties to a Stock Purchase Agreement dated April 6, 1995. Pursuant to the Agreement, Mr. Williamson sold 420,000 shares of Brainerd Common Stock to Mr. Mott for a purchase price of $2.26 per share, the same price Mr. Williamson paid for the shares. The purchase price for the shares sold by Mr. Williamson to Mr. Mott is payable pursuant to the terms of an Installment Promissory Note dated April 6, 1995 in the principle amount of Nine Hundred Forty Nine Thousand Two Hundred Dollars ($949,200). The Installment Promissory Note bears interest on the unpaid balance at the rate of seven percent (7%) per annum and is unsecured. The Installment Promissory Note requires equal monthly payments of principle and accrued interest in the amount of Eleven Thousand Twenty One Dollars and Two Cents ($11,021.02) beginning May 1, 1995 until all amounts due under the note are paid in full.

     Mr. Williamson and Mr. Mott have advised Brainerd that they have no agreement, arrangement or understanding regarding any repurchase by Mr. Williamson of the shares of Brainerd Common Stock sold to Mr. Mott at any time in the future. The Stock Purchase Agreement and the Installment Promissory Note between Mr. Williamson and Mr. Mott contain no puts, calls or other provisions of any nature relating to any repurchase by Mr. Williamson of shares sold to Mr. Mott. Additionally, Mr. Williamson and Mr. Mott have advised Brainerd that there is no agreement, arrangement or understanding between them with respect to voting any of the shares sold by Mr. Williamson to Mr. Mott on any matter that may be presented to Brainerd shareholders, including any of the proposals set forth in this Proxy Statement. Mr. Mott has advised Mr. Williamson and Brainerd that his purchase of Brainerd Common Stock from Mr. Williamson is for personal investment purposes only and not for any specific purpose of distribution or resale.





                       34
Background Concerning Charles Mott

     Charles Mott is a 74-year-old single man, who has resided in Genesee County, Michigan with his brother William since 1921. Mr. Mott is a locally well-known antiques dealer and real estate investor, who served for a period of time on the Mount Morris, Michigan School Board. He is one of Genesee County's largest individual land holders. Mr. Mott has provided financial loans and business counsel to a number of independent Flint, Michigan area businessmen over the last forty years. He made several key loans to Donald J. Williamson and Patsy L. Williamson in the 1980s, when the
Williamsons were starting The Colonel's bumper business. Those loans have been fully repaid. Mr. Mott has never held any equity positions in any of the Williamsons' businesses prior to purchasing stock in Brainerd in April, 1995. Other than the shares of Brainerd Common Stock owned by Mr. Mott, he maintains no other form of affiliation with either The Colonel's or Brainerd or any of the directors or executive officers of either.

     While Mr. Mott is under no commitment to vote in favor of the contemplated Merger, it is anticipated that he will do so. If and when the resulting Merger occurs, the percentage of Brainerd outstanding Common Stock represented by Mr. Mott's 420,000 shares will immediately shrink from 62 percent to 1.7 percent.

Shareholder Vote Required to Approve the Proposal

     The affirmative vote of the holders of a majority of shares of Brainerd Common Stock present in person or by proxy and voting on this proposal is required for Brainerd shareholders to approve the Merger proposal. Brainerd has been informed by Donald J. Williamson, who is the holder of approximately 9.9% of the shares of Brainerd Common Stock entitled to vote, that he intends to vote his shares in favor of the Merger. For purposes of counting votes on this proposal, abstentions will effectively be treated as votes against the proposal and broker non-votes will not be counted as voted on the proposal, and the number of shares of which a majority is required will be reduced by the number of broker non-votes.
The shares represented by proxies received from Brainerd shareholders and The Colonel's shareholders will be voted FOR approval of the Merger unless a vote against the proposal is specifically indicated in the proxy.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN
                            FAVOR OF THE MERGER


Material Federal Income Tax Consequences

     Brainerd has obtained an opinion from its legal counsel, Frommelt & Eide, Ltd., concerning the material federal income tax consequences of the proposed Merger (the "Tax Opinion"). The following is a summary of the material conclusions set forth in the Tax Opinion with respect to the proposed Merger. No ruling has been or is expected to be requested from

                       35
the Internal Revenue Service ("IRS") as to the tax consequences of such merger. Since no ruling has been obtained, no assurance can be given that the IRS will agree with the conclusions set forth in the Tax Opinion or that a challenge by the IRS, if made, will not be successful.

     The Merger will qualify for federal income tax purposes as a reorganization within the meaning of Section 368 of the Code. Shareholders of The Colonel's will not recognize gain or loss upon receipt of Brainerd Common Stock in exchange for their shares of The Colonel's Common Stock. The aggregate basis of Brainerd Common Stock received by shareholders of The Colonel's will be the same as the aggregate basis of the shares of The Colonel's Common Stock exchanged therefor. The holding period of the Brainerd Common Stock received by shareholders of The Colonel's will include the period during which the shares of The Colonel's Common Stock surrendered in exchange therefor were held, provided that The Colonel's Common Stock surrendered was held as a capital asset at the time of the Merger.

     It is not possible to predict whether future changes to the tax law will be enacted, the final form of any such changes if enacted, and the effect of any such changes on the ownership and disposition of Brainerd Common Stock.

     Currently The Colonel's is treated as an S corporation for federal income tax purposes, meaning all items of income, gain, loss, deduction, and credit, if any, for The Colonel's are taxed directly to shareholders on a pro rata basis determined in proportion to the percentage of issued and outstanding shares of Colonel's Common Stock owned by each shareholder. Immediately upon effectiveness of the Merger, The Colonel's election to be treated as an S corporation for federal income tax purposes will automatically terminate by operation of law because The Colonel's will become a wholly owned subsidiary of another corporation. Following effectiveness of the Merger, The Colonel's will be treated as a C corporation for federal income tax purposes, meaning all items of income, gain, loss, deduction, and credit, if any, will be taxed directly to The Colonel's and will not be passed through to its shareholders and distributions to shareholders will be treated as dividends to the extent of current and accumulated earnings and profits. Following completion of the Merger and Reincorporation, it is anticipated that The Colonel's will file federal income tax reports on a consolidated basis with The Colonel's Holdings and its subsidiaries.

     The above discussion summarizes the material federal income tax consequences of the Merger for shareholders of The Colonel's who, pursuant to the Merger, exchange shares of the Colonel's Common Stock for Brainerd Common Stock. However, no ruling has been or will be requested from the IRS as to the qualification of the Merger as a reorganization under 368 of the Code or as to any other matters.



                       36
     The Merger is not anticipated to have any tax consequences for shareholders of Brainerd.


                           THE MERGER AGREEMENT


     The following describes the material terms of the Merger Agreement.
The description of the Merger Agreement and the transactions contemplated by the Merger Agreement contained in this Proxy Statement are qualified in their entirety by reference to the Merger Agreement, the full text of which is attached to this Proxy Statement as Appendix A and is incorporated by reference herein.

The Merger

     At the Effective Time, each share of The Colonel's Common Stock then issued and outstanding will be converted into and represent the right to receive approximately 3.903 shares of Brainerd Common Stock. As a result of the Merger, Brainerd will become the holder of all of the outstanding common stock of The Colonel's, and The Colonel's will become a wholly owned subsidiary of Brainerd.

     After consummation of the Merger, present holders of The Colonel's Common Stock will possess no interest in, or rights as shareholders of The Colonel's. A discussion of the instruments governing the rights of shareholders of Brainerd following the Reincorporation and the corporate laws of Michigan is contained in "PROPOSAL II: REINCORPORATION OF BRAINERD."

The Effective Time

     The Merger of Brainerd Merger Corporation, a wholly owned subsidiary of Brainerd, with and into The Colonel's will become effective upon the filing of a certificate of merger with the Secretary of State of Michigan. It is currently anticipated that the filing of the certificate of merger will be made as promptly as practicable following the adoption of the Merger Agreement by shareholders of Brainerd and The Colonel's. Such filing will be made, however, only upon the satisfaction or waiver, where permissible, of the other conditions to consummation of the Merger.

Exchange of Stock Certificates

     The Secretary of Brainerd will administer the exchange of The Colonel's Common Stock certificates for Brainerd Common Stock certificates in connection with the Merger. As soon as practicable after the Effective Time, the shareholders of The Colonel's will surrender all certificates representing shares of The Colonel's Common Stock to the Secretary of Brainerd in exchange for certificates representing shares of Brainerd Common Stock. Upon surrender to the Secretary of Brainerd of certificates

                       37
representing shares of The Colonel's Common Stock, together with such duly executed instruments as may be required to evidence the transfer and cancellation of such certificates, the holders of such certificates will be entitled to receive in exchange therefor certificates representing a number of shares of Brainerd Common Stock to which such holder will have become entitled pursuant to the Merger Agreement, and all surrendered certificates representing shares of The Colonel's Common Stock will promptly be canceled.

     No holder of The Colonel's Common Stock will be entitled to receive dividends or other distributions, if any, on Brainerd Common Stock until surrender of such holder's certificates representing The Colonel's Common Stock for one or more certificates representing shares of Brainerd Common Stock.

     If any certificate for shares of Brainerd Common Stock is to be issued in a name other than that in which the certificate representing shares of The Colonel's Common Stock surrendered in exchange therefore is registered, the holder requesting such issuance shall be required to pay any transfer or other taxes required by reason of the issuance of certificates for such shares or to establish to the satisfaction of Brainerd that such taxes have been paid or are not applicable.

Conditions to the Merger; Waiver and Amendment

     The respective obligations of the parties to the Merger Agreement to effectuate the Merger are subject to the satisfaction of certain conditions including: (i) the adoption of the Merger Agreement by the shareholders of Brainerd and both shareholders of The Colonel's; (ii) adoption by the shareholders of Brainerd, and the filing by Brainerd of the restated Articles of Incorporation to change the name of the corporation to The Colonel's Holdings, Inc. and in order to increase to 35,000,000 the number of authorized shares of Brainerd Common Stock; (iii) adoption by the shareholders of Brainerd of the proposal to transfer all of the operating assets of Brainerd to Brainerd International Raceway, Inc., a wholly owned subsidiary of Brainerd; (iv) no action taken or order issued by a court that would prohibit the Merger or which would limit or affect Brainerd's ownership of The Colonel's; (v) no action having been taken by any government or by any governmental agency preventing the consummation of the Merger or making the Merger illegal; (vi) the performance by the parties in all material respects of their respective obligations under the Merger Agreement, and the correctness in all material respects of the parties' respective representations and warranties contained therein; and (vii) delivery of certain closing certificates and opinions of counsel. See "PROPOSAL I: ADOPTION OF THE MERGER AGREEMENT."

     The parties to the Merger Agreement may: (i) extend the time of performance of the others' obligations or other acts; (ii) waive any inaccuracies in the representations and warranties of the other parties contained in the Merger Agreement or in any document delivered pursuant

                                     38
thereto; and (iii) waive the other parties' compliance with any agreements and certain conditions contained in the Merger Agreement.

     The parties to the Merger Agreement may amend the Merger Agreement before or after its adoption by the shareholders of Brainerd and The Colonel's, but after shareholder approval no amendment may be made that changes the amount or type of the consideration payable to the holders of The Colonel's Common Stock, without the further approval of the
shareholders of The Colonel's.   Additionally, if any material amendments
to the terms of the Merger Agreement are proposed following the time that the Merger is approved by Brainerd shareholders, Brainerd will advise Brainerd shareholders of the amendments and will resolicit Brainerd shareholders for approval of the Merger upon the revised terms.

Termination

     The Merger Agreement will be terminated if not approved by the shareholders of Brainerd and The Colonel's and may be terminated prior to the Effective Time before or after approval by the shareholders of Brainerd and The Colonel's by: (i) mutual agreement of the Boards of Directors of Brainerd and The Colonel's; (ii) either Brainerd or The Colonel's if the Merger has not been effected on or prior to December 30, 1995; or
(iii) either Brainerd or The Colonel's, if there has been a material misrepresentation or a material breach in the representations, warranties, or covenants of the other party.

     The Merger Agreement permits the parties to waive certain conditions to their respective obligations without further approval by the shareholders of Brainerd or The Colonel's. Accordingly, the respective parties are authorized to elect not to terminate the Merger Agreement even if the requirements or conditions described above are not met or complied with at or before the Effective Time.

Conduct of Business Prior to the Merger

     Each of Brainerd and The Colonel's has agreed to conduct its business prior to the Merger in the ordinary and usual course and in a manner consistent with past practice.

Accounting and Tax Treatment

     It is anticipated that the Merger will be accounted for as a purchase with The Colonel's as the acquirer for accounting and financial reporting purposes. Following the Merger, it is currently intended that the results of operations of The Colonel's will be included in the consolidated tax returns of The Colonel's Holdings.

Resales

     All shares of The Colonel's Holdings Common Stock received by The Colonel's shareholders in the Merger will be restricted stock subject to
                       39
the provisions of Rule 144 under the Securities Act, including holding periods and quantity limitations. Shares of The Colonel's Holdings Common Stock received by persons who are deemed to be affiliates of The Colonel's Holdings after the Merger may be resold only in transactions permitted by Rule 144 promulgated under the Securities Act or as otherwise permitted under the Securities Act. Upon completion of the Merger as proposed, the two recipients of The Colonel's Holdings Common Stock issued in connection with the Merger, Donald J. Williamson and Patsy L. Williamson, would be deemed to be affiliates of The Colonel's Holdings.

Expenses

     Except as provided otherwise below, all costs and expenses incurred in connection with the Merger, regardless of whether or not consummated, are to be paid by the party incurring such expenses, it being agreed that costs for printing this Proxy Statement, and all amendments and exhibits hereto are to be shared equally by Brainerd and The Colonel's.


                     RIGHTS OF DISSENTING SHAREHOLDERS


     The following describes material provisions of the law pertaining to appraisal rights under the Minnesota Business Corporation Act (the "MBCA").
The full text of Sections 302A. 471 and 302A. 473 of the MBCA is attached to this Proxy Statement as Appendix C and is incorporated by reference herein. Any shareholder of Brainerd who wishes to exercise such appraisal rights or who wishes to preserve his or her right to do so should review the following discussion and Appendix C carefully because failure to timely and properly comply with the specified procedures will result in the loss of appraisal rights under the MBCA. It is a condition of the Merger Agreement that both shareholders of The Colonel's approve the Merger meaning neither shareholder of The Colonel's will be entitled to exercise any dissenters' rights.

Procedure to Preserve Dissenters' Rights

     Under Minnesota law, any Brainerd shareholder who follows the procedures set forth in Section 302A.473 of the MBCA will be entitled to receive payment in cash of the "fair value" for all such shareholder's shares. The amount of such cash payment may be more or less than the amount a Brainerd shareholder may receive as a result of the sale of their shares prior or subsequent to the completion of the Merger.

     Under Section 302A.473 of the MBCA, if a corporation calls a shareholder meeting at which approval or action to be taken by such corporation is to be voted upon by the shareholders and the corporation's Articles, By-Laws or a resolution adopted by the Board of Directors of the corporation directs that dissenting shareholders may obtain payment for their shares, the notice of the meeting must inform each shareholder of the right to dissent and must include a

                       40
copy of Section 302A.471 and Section 302A.473 of the MBCA and a brief description of the procedure to be followed under such sections. This Proxy Statement constitutes such notice to the shareholders of Brainerd and the applicable statutory provisions of the MBCA are attached as Appendix C. Although Brainerd does not believe that the MBCA requires either shareholder approval or dissenters' rights in connection with the Merger proposal, the Brainerd Board of Directors voted to submit the Merger proposal for shareholder approval and to grant Brainerd shareholders dissenters' rights in connection with the Merger proposal.

     The Merger Agreement must be approved by the holders of a majority of the votes voted in person or by proxy at the Brainerd Meeting. Any shareholder who wishes to exercise dissenters' rights must file with Brainerd before the vote on the Merger Agreement a written notice of intent to demand the fair value for all of the shares owned by such shareholder and must not vote any of his or her shares in favor of the Merger Agreement.
THE SHAREHOLDER NEED NOT VOTE AGAINST THE MERGER AGREEMENT. The notice of intent to demand payment of the fair value of the shares is to be sent to the attention of Gary Moore, Chief Executive Officer, Brainerd International, Inc., 17113 Minnetonka Boulevard, Suite 214, Minnetonka, Minnesota 55345.

     As used in this section regarding dissenters' rights, "the corporation" refers to Brainerd and "fair value" of dissenting shares means the value of Brainerd Common Stock immediately before the Merger is effected.

     After the Merger Agreement has been approved by the shareholders, Brainerd must send a written notice to all of its shareholders who have not voted their shares in favor of the Merger Agreement and have delivered a written notice of intent to demand the fair value of the shares owned by such shareholder. The notice must contain: (i) the address to which a demand for payment and certificates of certified shares must be sent in order to obtain payment and the date by which they must be received;
(ii) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received; (iii) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and (iv) a copy of Sections 302A.471 and 302A.473 and a brief description of the procedures to be followed under such sections.

     In order to receive the fair value of the dissenting shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the Merger is effected.

     A shareholder may not assert dissenters' rights as to less than all of the shares of Brainerd Common Stock registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of

                                     41
the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter will be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     A beneficial owner of shares who is not the shareholder of record may have the record owner assert dissenters' rights on behalf of such beneficial owner or the beneficial owner may assert the dissenters' rights on the shareholder's own behalf. If the shareholder of record asserts the rights on behalf of beneficial owners, the shareholder of record must disclose to the corporation the identity and address of each beneficial owner on whose behalf the shareholder of record is dissenting. If the beneficial owner asserts dissenters' rights on the beneficial owner's own behalf, the shareholder of record must provide to the corporation the shareholder of record's written consent to the beneficial owner's assertion of such rights. Procedures Following an Assertion of Dissenters' Rights

     After the Merger or after Brainerd receives a valid demand for payment, whichever is later, Brainerd must remit to each dissenting shareholder who has not voted his or her shares in favor of the Merger Agreement, and has filed with the corporation before the vote on the Merger Agreement a written notice of intent to demand the fair value of the shares owned by such shareholder, the amount Brainerd estimates to be the fair value of the shares, plus interest ("interest" commences five days after the effective date of the Merger up to and including the date of payment, calculated at a rate provided under Minnesota law for interest on verdicts and judgments), accompanied by: (i) Brainerd's balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the Merger, together with the latest available interim financial statements; (ii) an estimate by Brainerd of the fair value of the shares and a brief description of the method used to reach the estimate;
and (iii) a copy of Sections 302A.471 and 302A.473, and a brief description of the procedure to be followed in demanding supplemental payment.

     Brainerd may withhold the above-described remittance from a person who was not a shareholder on the date the proposed Merger was first announced to the public or who is dissenting on behalf of a person who was not beneficial owner on that date. If the dissenter has not voted his or her shares in favor of the Merger Agreement and has filed with the corporation before the vote on the Merger Agreement a written notice of intent to demand the fair value of the shares owned by such shareholder, the corporation must forward to the dissenter the materials described in the preceding paragraph, a statement of reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment of the dissenters' own estimate of the fair value of the shares, plus interest, by written notice to the corporation. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, the procedures, costs, fees and expenses described below for petitioning the court shall apply.

                                     42
     If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it must return all deposited certificates and cancel all transfer restrictions. However, the corporation may require deposit or restrict transfer at a later time and again give notice that contains:
(i) the address to which a demand for payment and certificates of certified shares must be sent in order to obtain payment and the date by which they must be received; (ii) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received; (iii) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and (iv) a copy of Sections 302A.471 and 302A.473 and a brief description of the procedures to be followed under such sections.

     If a dissenter believes that the amount remitted by the corporation is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenters' own estimate of the fair value of shares, plus interest, within 30 days after the corporation mails the remittance, and demand payment of the difference (a "Demand"). Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     If the corporation receives a Demand, it must, within 60 days after receiving the Demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition must be filed with the District Court for Hennepin County, Minnesota. The petition must name as parties all dissenters who made a Demand for payment and who have not reached agreement with the corporation. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court must determine whether the shareholder or shareholders in question have fully complied with the requirements of Section 302A.473, and must determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The court may, but is not required to, consider the corporation's market valuation, its book value and the replacement cost of its assets as well as a capitalization of its earnings in determining the fair value of the shares. The valuation determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted by the corporation, but a dissenter shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter exceeds the fair value of the shares as determined by the court, plus interest.

                                     43
     The court must determine the costs and expenses of any proceeding described under the preceding paragraph, including the reasonable expenses and compensation of any appraisers appointed by the court, and must assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose Demand is found to be arbitrary, vexatious, or not in good faith.

     If the court finds the corporation has failed to comply substantially with Section 302A.473, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person, including a dissenting shareholder, who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     The court may award, in its discretion, fees and expenses to any attorney for the dissenters out of the amount awarded to the dissenters, if any.


                    SELECTED FINANCIAL DATA OF BRAINERD


     The selected financial data shown below for Brainerd for each of the five years in the period ended December 31, 1994, has been derived from financial statements of Brainerd, which have been audited by Copeland Buhl & Company P.L.L.P., independent auditors. The following data should be read in conjunction with the financial statements of Brainerd and related notes thereto included elsewhere in this Prospectus and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF BRAINERD." Net earnings per share have been adjusted for all periods presented to reflect Brainerd's one-for-ten reverse stock split effected October 9, 1992. Brainerd has never paid any dividends with respect to its Common Stock.

                                                                Years Ended December 31,
                                              1994         1993          1992           1991         1990
Operations:
Operating revenues . . . . . . . .        $2,449,923    $2,097,349    $1,884,936     $1,730,737    $1,580,736
Income (loss) from
 continuing operations . . . . . .           234,353      (464,094)      224,446        169,374      (426,175)
Income (loss) before
 extraordinary item  . . . . . . .           170,181      (510,863)      131,669         68,725      (506,711)
Net income (loss). . . . . . . . .           170,181      (510,863)      228,869        104,225      (506,711)
Earnings (loss) per share:
 Continuing operations . . . . . .             $0.25        ($1.22)        $0.47          $0.25        ($1.87)
 Extraordinary item                                                        $0.35          $0.13
 Net income. . . . . . . . . . . .             $0.25        ($1.22)        $0.82          $0.38        ($1.87)

                                     44
Financial Condition:
Current assets . . . . . . . . . .           157,055        56,300       146,850         93,931        80,701
Current liabilities  . . . . . . .           122,581       254,139       294,753        190,310       438,356
Total assets . . . . . . . . . . .         2,260,614     2,171,938     2,300,633      2,143,589     2,085,704
Long-term obligations  . . . . . .           531,845       483,225       649,668        850,936       649,230

                                                    Six
                                                   Months
                                                   Ended
                                                   June 30,
                                              1995            1994
Operations:
Operating revenues . . . . . . . .        $  481,616    $  444,099
Income (loss) from
 continuing operations . . . . . .          (288,388)     (408,633)
Income (loss) before
 extraordinary item  . . . . . . .          (295,509)     (393,258)
Net income (loss). . . . . . . . .          (295,509)     (393,258)
Earnings (loss) per share:
 Continuing operations . . . . . .              (.43)         (.58)
 Extraordinary item
 Net income  . . . . . . . . . . .              (.43)         (.58)

Financial Condition:
Current assets . . . . . . . . . .           408,969       187,978
Current liabilities  . . . . . . .           776,626       642,343
Total assets . . . . . . . . . . .         2,615,368     2,278,349
Long-term obligations  . . . . . .           525,738       594,690


                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
           FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF BRAINERD

Overview

     From the time of its formation in 1982, Brainerd has operated the Brainerd International Raceway, a motor sports facility located approximately six miles northwest of Brainerd, Minnesota. Financial Condition: Substantially all of Brainerd's revenues have been obtained from motor vehicle racing events at the Current assets raceway. Historically, Brainerd has scheduled racing and other events to be held at the Brainerd International Raceway during weekends in the months of May through September Total assets each year; however, Brainerd conducted a snowmobile racing event during the 1994-1995 New Year's weekend.



                                     45
     While Brainerd has scheduled approximately 35 events during each season, a limited number of major spectator events provide a substantial portion of Brainerd's revenues, with one event, the Champion Auto Stores Nationals, having provided 58%, 56%, and 56% of Brainerd's operating revenues for the last three years. Revenues from the major spectator events are provided from the sale of admissions to the event, the sale of concessions, and fees paid by spectators and participants for camping access at the Brainerd International Raceway. The receipt of such revenues is affected by weather conditions. Even if an event is not canceled due to rain or other adverse weather conditions, poor weather conditions will reduce attendance and the sale of concessions.

     In addition to spectator-related revenues, Brainerd receives: (i) sponsorship fees from businesses which promote their products and services at the Brainerd International Raceway; (ii) entry fees from participants in the races and other events; and (iii) rent for use of the track for private racing events, driving schools, and the testing or filming of motor vehicle operations.

     The costs of operations reported in Brainerd's financial statements reflect the direct expenses incurred in holding events at and the leasing of the Brainerd International Raceway for events including expenses paid by Brainerd on behalf of lessees of the Brainerd International Raceway. They do not include the salaries of Brainerd's four full-time employees, real estate taxes and other "overhead" types of expenses which are included in the financial statements as general and administrative expenses.

     Beginning in 1988, Brainerd pursued the development of a motor sports and entertainment facility similar to the Brainerd International Raceway to be located in southeastern Wisconsin to serve the Chicago-Milwaukee metropolitan area. Certain of the expenditures made in connection with pursuing this development were expensed as general and administrative expenses while other expenditures were capitalized as construction-in-progress. As of December 31, 1992, Brainerd had capitalized $412,480 as construction-in-progress. In 1991, Brainerd formed a subsidiary for the purpose of acting as the developer of a motor sports facility to be located upon a site which was to be annexed to the Village of Genoa City, Wisconsin. Until March, 1993, the expenditures by the subsidiary were funded exclusively by Brainerd. In March, 1993, Brainerd and Gene M. Snow, then an executive officer, director and principal shareholder of Brainerd, entered into a Financing Agreement concerning the continued funding of the development expenses pursuant to which: (i) Brainerd agreed to provide
$3,000 per month during 1993; (ii) Mr. Snow agreed to provide up to $250,000 in exchange for a 25% interest in the subsidiary; and (iii)
Brainerd agreed to reduce further its equity ownership in the subsidiary to not less than a 25% interest in connection with obtaining additional capital. In December 1993, the Brainerd Board of Directors determined to discontinue the pursuit of the development of a second racing facility. Brainerd recognized a loss of $462,451 in connection with the discontinuance of the efforts. See "BUSINESS OF BRAINERD - Attempted Development of Genoa City Racing Facility."

                                     46
Liquidity and Capital Resources

     Brainerd ended 1994 with current assets of $157,055 and current liabilities of $122,581, for a working capital surplus of $34,474.
Brainerd ended 1993 with a working capital deficit of $197,839. The significant improvement in working capital can be attributed to improved operating results in 1994 and the repayment of $104,000 in accounts payable with proceeds of a new bank loan in February 1994.

     The seasonal nature of the operation of the Brainerd International Raceway creates liquidity issues for Brainerd. Brainerd receives virtually no revenues from operations during its first and fourth quarters. Brainerd incurs significant expenses in preparing the Brainerd International Raceway for the racing season and in promotion of upcoming events beginning in its first quarter. Brainerd's cash requirements have been met with cash retained from year to year, payment of sponsorship fees, advance ticket sales, and payment terms granted by Brainerd's suppliers.

     In addition to regular maintenance of the Brainerd International Raceway, Brainerd from time to time makes capital improvements to the facility, including the acquisition of additional land and equipment and the installation of grandstands and other spectator amenities. Under its lease arrangement with the NHRA for the Champion Auto Stores Nationals event, the NHRA will reimburse Brainerd for one-half of the cost of making improvements approved by the NHRA. Brainerd is to receive a $60,000 reimbursement from the NHRA in each of 1995 and 1996 for significant improvements made in 1993.

     In 1993, Brainerd acquired and installed bleachers at a cost of approximately $330,000 and made approximately $172,500 worth of additional capital improvements. The cost of the improvements was financed with cash flow from operations and credit extended by the suppliers of the improvements. On February 16, 1994, Brainerd refinanced its obligations due its existing bank with a new bank. Under its credit agreement with the new bank, Brainerd obtained a $550,000 term loan under which interest calculated at 2% in excess of a designated bank's prime rate of interest is payable on a quarterly basis with eleven $50,000 principal payments due annually beginning September 1, 1994. The credit agreement also provides Brainerd with a discretionary $300,000 line of credit. The line of credit, which was subject to the same interest rate as the term loan expired in April 1995 without Brainerd having requested any advances. The bank lender is currently considering Brainerd's request to have the line of credit re-extended for an additional twelve months. There is no assurance of such re-extension or that the bank will permit Brainerd to draw on the discretionary line of credit. The term loan and line of credit are secured by substantially all of the assets of Brainerd. Proceeds from the term loan were applied as follows: (i) $430,055 to satisfy the existing bank obligations (including $4,570 of accrued interest), (ii) $104,000 to satisfy the obligations due the bleacher supplier, and (iii) $11,903 to pay closing costs, including a $5,500 loan origination fee.

                                     47
     Brainerd's pursuit of the development of a motorsports racing facility in Wisconsin placed significant demands upon Brainerd's capital and liquidity. Prior to Brainerd's abandonment of those efforts in December 1993, Brainerd had expended approximately $1,250,000 on the project. The expenditures were funded with cash flow from operations, loans to Brainerd, and capital contributions to Brainerd's subsidiary pursuing the project. The capital contributions and approximately $405,000 in loans to Brainerd were provided by two individuals, Gene M. Snow and James W. Littlejohn, who were officers, directors, and principal shareholders of Brainerd at the time the loans and capital contributions were made. The loans were advanced by Mr. Snow and Mr. Littlejohn in 1989, 1990, and 1991. The capital contributions were made by Mr. Snow in 1993. In 1993, Brainerd issued to Mr. Snow and Mr. Littlejohn 363,782 shares of common stock in full satisfaction of the principal amounts advanced and approximately $140,700 of accrued interest.

     In March 1991, Brainerd issued a promissory note in satisfaction of its accounts payable due to a creditor which had provided services related to Brainerd's efforts to develop a motorsports racing facility in Wisconsin. The note was in the amount of approximately $115,000 and required annual payments of $14,000 during the first three years and monthly payments of $2,000 commencing in January 1994. The note bears interest at an annual rate of 12 percent and had a balance of approximately $95,000 remaining as of December 31, 1994.


Projected Future Financial Condition and Operations

     As the operations and capitalization of The Colonel's are substantially larger than that of Brainerd, completion of the Merger will result in substantial changes in Brainerd's financial condition and operating results which will be more comparable to the current financial condition and operating results of The Colonel's. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COLONEL'S."

     Management expects that Brainerd's existing operations will continue following the Merger; however, the Brainerd International Raceway and related assets will be transferred to a wholly owned subsidiary following the Merger. It is further expected that discontinuance of the expenditures for the development of a second racing facility and savings on interest expense is expected to result in operating profits and positive cash flow. Operating results and cash flow would, however, be materially and adversely affected if the NHRA does not elect to extend the term of the arrangements under which the Champion Auto Stores Nationals and two additional drag racing events are held at the Brainerd International Raceway following conclusion of the 1996 racing season. See "BUSINESS OF BRAINERD - Events and Activities."



                                     48
     Completion of the Merger and the Reincorporation will require the consent of Brainerd's bank lender or the repayment of the outstanding balance of the loan provided by the bank. The principal balance of that loan is currently $450,000.

     Management expects to continue to make regular improvements to the Brainerd International Raceway which would be funded with operating cash
flows.   Potential improvements to the Brainerd International Raceway include the modification of the road course to permit it to be used either in its current configuration or as two courses of 2.1 miles and 1.1 miles in length and the installation of additional restrooms and other spectator amenities at estimated costs of $400,000 and $100,000, respectively.

     If the Merger is not completed, Management expects that Brainerd's continuing operations will be adequate to fund repayment of its indebtedness and meet operating expenses. Brainerd will need to make arrangements for payment of its expenses incurred in connection with pursuing the Merger; however, Management believes operating revenues will be adequate to satisfy these extraordinary expenses. Brainerd would also seek to have its bank lender renew a $300,000 line of credit which Brainerd has not been required to make use of.

Results of Operations

     Year Ended December 31, 1994. Revenues for 1994 were $2,449,923, representing an increase of $352,574 over the revenues for 1993.
Management attributes the increase to the more favorable weather occurring in connection with the principal spectator events in 1994. Operating costs increased by $135,891 over those incurred in 1993; however, operating costs as a percentage of revenues were only approximately 71.5 percent in 1994 compared to approximately 77 percent in 1993. General and administrative expenses were decreased by $19,313 resulting in operating income of $234,353 for 1994 compared to an operating loss of $464,094 in 1993 which amount included a loss of $462,451 from the discontinuance of efforts to develop a motorsports racing facility in Wisconsin.

     Interest expense of $66,890 for 1994 represented an increase from the $49,385 paid in 1993. Management attributes the increase to the rise in the prime rate upon which the interest due on Company's bank debt is based and the February 1994 increase of the principal amount of the Company's bank loan from $425,485 to $550,000.

     The Company realized net income for 1994 of $170,181 or $0.25 per share compared to a loss of $510,863 or $1.22 per share in 1993.

     Year Ended December 31, 1993. Revenues for 1993 were $2,097,349 representing an increase of $212,413 over the revenues for 1992.
Management attributes the increase to the addition of a sixth principal spectator event (the Brainerd 300), increased attendance at the NHRA Champion Auto Stores Nationals event and to increased ticket prices. Costs

                                     49
of operations, however, increased by $388,928 to $1,614,785 in 1993 resulting in a gross profit of $482,564 compared to a gross profit of $659,079 in 1992. Management attributes the increase to the approximately $295,000 cost of holding the Brainerd 300 event, which was a new event in 1993, and to costs resulting from rescheduling events which experienced rain. General and administrative expenses increased by 11.4% to $484,207 in 1993 resulting in an operating loss of $464,094 compared to operating income of $224,446 in 1992.

     The loss in 1993 included a loss of $462,451 on Brainerd's investment in pursuing development of a racing facility in southeastern Wisconsin. This amount included the $412,480 of expenses for the project which had been capitalized as of December 31, 1992, and an additional $49,971 in expenditures made in 1993 prior to the determination to abandon further pursuit of the project. In addition to the $412,480 of expenses which had been capitalized as of December 31, 1992, the Company had expensed $792,514 on the project since 1988.

Six Month Information

     Capital Resources and Liquidity. At June 30, 1995, Brainerd had current assets of $408,969 compared to current assets of $157,055 at December 31, 1994. During the first six months of 1995, Brainerd generated $443,660 of net cash flow from operations compared to $76,618 of net cash flow from operations during the first six months of 1994. The significant improvement is attributable to (i) an approximately $107,000 reduction in the operating loss incurred in the second quarter of 1995 from that incurred in the second quarter of 1994; (ii) an approximately $102,000 increase in advance ticket sales during the first six months of 1995 over those made in the same period in 1994; and (iii) an increase in accounts payable in 1995 compared to a decrease in payables during the first six months of 1994.

     As of June 30, 1995, Brainerd's current liabilities, which primarily consist of accounts payable and deferred income from advance ticket sales, exceeded current assets by $367,657. This compares to a working capital deficit of $454,365 as of June 30, 1994. Brainerd has historically experienced operating losses and deficits in its working capital during the first six months of each year due to the seasonal nature of Brainerd's operations. Four of the six principal spectator events to be held in 1995 are scheduled for the third quarter, including the NHRA Champion Auto Stores Nationals which has accounted for more than half of Brainerd's revenues in each of the previous three years.

     Brainerd spent $177,840 during the first six months of 1995 and intends to expend approximately an additional $60,000 during the remainder of 1995 on capital improvements and equipment purchases for the Brainerd International Raceway. The improvements were a significant contributing factor to the increase in accounts payable of Brainerd during the second quarter of 1995. The improvements made and to be made include approximately $100,000 for additional restrooms, approximately $60,000 for

                                     50
the installation of a privacy fencing and landscaping on a portion of the perimeter of the raceway property in compliance with requirements imposed by the local governmental authorities, approximately $25,000 for a pedestrian bridge over the raceway road course and approximately $25,000 for the installation of an above-ground gasoline storage tank. In connection with these expenditures, Brainerd expects to receive contributions of approximately $30,000 each over the next three years from the NHRA under arrangements between Brainerd and the NHRA for the NHRA Champion Auto Stores Nationals event.

     Results of Operations. Revenues increased $18,527 or 5 percent to $395,726 in the second quarter of 1995 compared to $377,199 in the second quarter of 1994. Operating expenses decreased $148,507 or 35.7 percent to $267,774 in the second quarter of 1995 compared to $416,281 in the second quarter of 1994. In the second quarter of each of 1995 and 1994, Brainerd held two spectator events at the Brainerd International Raceway, the Pontiac Excitement 300 race and the Champion Auto Stores Winston Drag Race Series event, which events generated substantial portions of Brainerd's revenues and operating expenses for those quarters. In 1994, Brainerd acted as the promoter of the Pontiac Excitement 300 event in which capacity it was solely responsible for payment of all the expenses of the event including the sanction fee paid to the American Speed Association (the "ASA") and the price awards and appearance fees paid to the participants. In 1995, the ASA acted as a promoter of the event and paid to Brainerd a track rental fee and allowed Brainerd to retain compensation with respect to concession sales at the event. The revenues for the second quarter of 1995 include approximately $123,500 from ticket sales and sponsorship fees received by Brainerd on behalf of the ASA for the event. The operating expenses for the quarter include approximately $43,000 of event expenses paid by Brainerd on behalf of the ASA and the approximately $65,000 which the company remitted to the ASA from the event revenues after the company retained approximately $15,000 as its track rental fee and concession revenue compensation.

     In addition to the reduction of operating expenses as a result of having the ASA act as the promoter of the Pontiac Excitement 300 event in 1995, Brainerd's operating profit for the first six months of 1995 improved over those for the first half of 1994 due to the increased profitability from the Champion Auto Stores Winston Drag Race Series event and from increased rentals of the Brainerd International Raceway during the second quarter of 1995. Management attributes the improved profitability of the drag race series event to an increase in the number of participants which resulted from a lack of events being scheduled at other drag racing facilities on the weekend in which the event was held at Brainerd International Raceway in 1995.

     General and administrative expenses increased $34,702 or 14.1 percent to $280,094 in the second quarter of 1995 over the $245,392 incurred for the same period in 1994. The increase is attributable to increased employment costs of approximately $23,000 which resulted from the creation of the new position of assistant track manager and to increased hours worked

                                     51
by seasonal employees. Brainerd also paid approximately $9,000 more to professionals in the second quarter of 1995 than it did in the same quarter of 1994. The substantial reduction in operating expenses and the limited increase in general and administrative expenses resulted in a $132,332 or
46.5 percent reduction in Brainerd's operating loss in the second quarter of 1995 compared to the operating loss for the same quarter in 1994 and a $120,245 or 29.4 percent reduction in the operating loss for the first half of 1995 compared to the operating loss for the first half of 1994.

     Brainerd's interest expense for the first six months of 1995 was greater than that incurred in the first six months of 1994. This reflects an increase in the prime rate which determines the interest rate of Brainerd's bank debt and the February 1994 increase in the principal balance of the bank debt. Brainerd's other income for the second quarter of 1995 was substantially less than that received in the second quarter of 1994. Brainerd's other income, which consists principally of payments for signage at the Brainerd International Raceway and to a lesser extent miscellaneous equipment rental income, is subject to variation from quarter to quarter due to the timing of signage payments and the changes in frequency of equipment rentals.

     Brainerd had net losses of $158,405 and $295,509 or $0.23 and $0.43 per share, respectively, for the second quarter and first half of 1995 which represent reductions of 40.3% and 24.9% from the net losses for the second quarter and first half of 1994. As discussed above, the reduced losses in 1995 are principally attributable to the elimination of the operating loss incurred from the 1994 Pontiac Excitement 300 event.


                           BUSINESS OF BRAINERD


History

     Brainerd was incorporated under the laws of the State of Minnesota on January 21, 1982. At that time, Brainerd assumed the business of its predecessor, Brainerd International Raceway, Inc., a Minnesota corporation. Brainerd and its predecessor have operated the Brainerd International Raceway since June of 1973, when Gerald J. Hansen, the organizer and a former director of Brainerd, personally acquired the Brainerd International Raceway properties now owned by Brainerd. Brainerd leased the Brainerd International Raceway from Mr. Hansen until December 21, 1984, when Brainerd acquired the facility.

     Beginning in 1988, Brainerd attempted to locate and acquire a site to develop a motorsports racing facility in southeastern Wisconsin. The proposed facility was intended to consist of a road course and a dragstrip. In 1990 Brainerd obtained options to acquire land near the Village of Genoa City, Wisconsin ("Genoa City"). As Brainerd lacked sufficient funds to exercise such options, Gene M. Snow, then an officer, director, and

                                     52
principal shareholder of Brainerd, acquired certain of the lands subject to the options and subsequently entered into arrangements with Brainerd under which Mr. Snow would fund a portion of the expenses to be incurred in pursuing the project in exchange for an ownership interest in the project. In December 1993, the Board of Directors of Brainerd determined to abandon Brainerd's efforts to develop a racing facility near Genoa City. In exchange for Brainerd's consent to his pursuing the development of the Genoa City site, including potentially the development of a racing facility on the site, Mr. Snow agreed to convey to Brainerd one-quarter of Mr. Snow's interest in any racing facility he may develop on the site.

     In September 1994, Donald J. Williamson acquired from Mr. Snow and James W. Littlejohn all of their shares of Brainerd Common Stock. In connection with the acquisition, Mr. Snow and Mr. Littlejohn resigned as officers and directors of Brainerd and Mr. Williamson and four individuals designated by Mr. Williamson were appointed as members of Brainerd's Board of Directors. Mr. Williamson stated that he intended for the Boards of Directors of Brainerd and The Colonel's, Inc. to consider the consolidation of the two corporations. The Colonel's, Inc., which is owned by Mr. Williamson and his spouse, is engaged primarily in the manufacture and distribution of replacement bumpers and related parts for automobiles and light duty trucks. In December 1994, Brainerd and The Colonel's, Inc., entered into a letter of intent which contemplates the acquisition by Brainerd of The Colonel's, Inc. The proposed Merger was approved by the Brainerd Board of Directors on February 27, 1995 and again on April 10, 1995. See "PROPOSAL I: ADOPTION OF THE MERGER AGREEMENT - Background of the Merger."


General Operations

     At the Brainerd International Raceway, Brainerd organizes and promotes various spectator events such as road and drag races, including races for sports cars, stock cars, motorcycles, and go-karts, and derives a substantial portion of its revenues from ticket sales and spectator attendance. See "SOURCES OF REVENUE." In addition, Brainerd permits the use of the Brainerd International Raceway by others who organize and promote racing events, and by individuals or commercial organizations who may use the Brainerd International Raceway for things such as automobile road testing or filming. All racing events, whether or not organized by Brainerd, are conducted over a two to four-day period, usually encompassing a weekend.

Sources of Revenue

     Brainerd derives its revenues from four principal sources: (i) ticket sales; (ii) camping fees, concession sales, and track rentals; (iii) entry fees; and (iv) sponsorship fees. Sponsorship fees were received in 1994 from commercial businesses such as Viking Coca-Cola, Inc., Anheuser-Busch (Budweiser), Pontiac Motor Division, Champion Auto Stores, and R.J.

                                     53
Reynolds Company which promote their names and products at and in connection with the racing events. Sponsorship fees are contracted for and often paid in whole or in part several months prior to the commencement of each racing season. Entry fees are received from race participants.

     Brainerd permits overnight camping during racing events within the area surrounded by the Brainerd International Raceway track, which will accommodate tents, trailers, and motor homes. In 1994, Brainerd charged from $10 per person to $16 per person for each weekend, or from $5 per person to $10 per person for one day, for use of the camping facilities. Material revenues from camping were received by Brainerd with respect to only six spectator events in 1994. Brainerd uses a local non-profit organization to manage the camping activities during the principal spectator events. The non-profit organization is currently paid 20 percent of the camping revenues generated by the events in exchange for which the organization supplies personnel to staff the gates to collect camping fees.

     Beer, soft drinks, candy, and fast food items such as hot dogs are served at concession stands at various locations around the Brainerd International Raceway, but principally near the grandstand area. Brainerd allowed both for-profit and nonprofit organizations to operate the concession stands for the six principal spectator events in 1994. For all other 1994 events, Brainerd permitted a single for-profit organization to operate the concession stands. Brainerd receives a percentage of the gross sales of all concessions, but neither Brainerd nor any affiliate of Brainerd operates any of the concession stands. Brainerd currently plans to continue its practice of allowing independent for-profit and non-profit organizations to operate the concession stands.

     Brainerd rents the Brainerd International Raceway to other organizations to conduct races, hold driving schools, or to test or film motor vehicle operations. Brainerd has also rented the Brainerd
International Raceway for use as the site of a camping convention. The fee charged for such use varies and is negotiated in each case.

     For the calendar years 1994, 1993, and 1992, the percentage of revenues derived from Brainerd's various revenue sources were as follows:

         Activity                    1994             1993         1992
Ticket Sales                          71%              70%         66%

Track Rentals, Concessions
  and Camping Fees                    11%              13%         14%

Entry Fees                             8%               9%         11%

Sponsorship Fees                      10%               8%          9%

                                     54
Events and Activities

     During 1994, Brainerd organized and promoted six major spectator events, including two drag races (the "Winston Drag Racing Series" and the "Champion Auto Stores Nationals"), two special events (the "Champion Auto Stores Show & Go" and the "Champion Auto Stores Muscle Car Shootout"), one motorcycle race (the "Suzuki Classic"), and one road race by stock cars (the "Pontiac Excitement 300").

     The Winston Drag Racing series, held on June 4 and 5, 1994, was a drag racing event sponsored nationally by R.J. Reynolds Tobacco Company of Winston-Salem, North Carolina. A drag race is generally conducted between two vehicles from a standing start over a one-quarter mile track, using sophisticated starting and timing systems. The Winston Drag Racing Series was sanctioned by the National Hot Rod Association (the "NHRA") and was one of a series of five events in the Central States Division of the NHRA. See
"SANCTIONING ORGANIZATIONS."   The Winston Drag Racing series was organized
and promoted jointly by Brainerd and the NHRA, and included both professional and amateur drivers who paid Brainerd an entry fee. A similarly sponsored event has been held at the Brainerd International Raceway annually since 1977, with the exception of 1984, when there was a scheduling conflict. The Sponsorship Agreement with R.J. Reynolds Tobacco Company for this event will expire in December 1995, subject to the option of R.J. Reynolds Tobacco Company to extend the agreement for an additional two years. This event drew approximately 3,300 paid spectators in 1994, as compared to approximately 3,100 in 1993 and 3,500 in 1992. The event is scheduled for June 3 and 4, 1995.

     The Pontiac Excitement 300, held on June 25 and 26, 1994, was a
300 kilometer (180 mile) road race by stock cars driven by professional drivers and sanctioned by the American Speed Association (the "ASA"). The event was one of only two road races included in the ASA's AC-Delco Challenge Series. Most stock car races, including the remaining sixteen races in the AC-Delco Challenge Series, are held on oval tracks. The event in 1994 was sponsored by the Pontiac Motor Division of General Motors and was nationally televised on the Nashville Network cable television program. Management of Brainerd estimates that it realized operating losses of $63,700 and $154,000 on the event in 1994 and 1993, respectively. The event was scheduled for June 24 and 25 in 1995 with the ASA acting as the promoter of the event. Under such arrangement, Brainerd was paid rent in the amount of $10,000 and allowed to retain certain concession revenue from the event.

     The Champion Auto Stores Show & Go event, held on July 2 and 3, 1994, was sponsored by Champion Auto Stores under an agreement which extends through 1998. This event featured "street rods," "street machines," antiques, and other classic cars that participated in both a car show and drag races emphasizing a "back-to-the-fifties" style. The drag racing portion of the event was sanctioned by the NHRA. The event had approximately 7,300 paid spectators in 1994 and 7,000 and 7,500 in 1993 and 1992, respectively. The event was scheduled for July 1 and 2, 1995.

                                     55
     The Champion Auto Stores Muscle Car Shootout was held on July 23 and 24, 1994. As with the Show & Go event, this event is both a car show and a drag race. The Muscle Car Shootout involves 1974 to 1995 model year vehicles. The event is subject to the same sponsorship agreement as the Champion Auto Stores Show & Go event. The event had approximately 6,200 paid spectators in 1994 and 6,100 and 5,900 paid spectators in 1993 and 1992, respectively. The event was scheduled for July 22 and 23, 1995.

     The Suzuki Classic, held on July 29, 30, and 31, 1994, was one of a series of nine races conducted throughout the United States pursuant to the sanction of the American Motorcyclist Association (the "AMA"). The event featured six races of motorcycles operating on the road course. The races involved motorcycles of 250cc, 600cc, 750cc, and the Harley Davidson Twin Sport and Superbike classes. The event had approximately 9,200 paid spectators in 1994 compared to approximately 7,200 in 1993 and 5,250 in 1992. This event was scheduled this year for July 14, 15, and 16, 1995.

     The Champion Auto Stores Nationals event, held on August 18, 19, 20, and 21, 1994, was sponsored by Champion Auto Stores under an agreement with the NHRA. This event features all professional drivers, most of whom have national reputations, and was one of a series of nineteen drag races conducted throughout the United States in 1993 under the national sponsorship of the R.J. Reynolds Tobacco Company and the sanction of the NHRA. The Champion Auto Stores Nationals are organized and promoted by the NHRA. The NHRA leases the Brainerd International Raceway from Brainerd for a rental equal to one-half of the net profit of this event as defined in the lease agreement. Such profit is earned primarily through the receipt of promotional fees and ticket sales. Brainerd's responsibilities in this event are, among other things, to provide the Brainerd International Raceway, ticket sellers and takers and security personnel, as well as assisting in the management and operation of the event. The lease agreement with the NHRA is currently scheduled to terminate upon completion of the 1996 racing season, but is subject to an option of the NHRA to extend the term of the lease through the 2001 racing season. Under the lease agreement, Brainerd is not permitted to conduct any drag races at the Brainerd International Raceway that are not sanctioned by the NHRA. Until 1991, the event was sponsored by Quaker State Oil Refining Company. Champion Auto Stores has agreed to sponsor the event through the 2001 racing season. The Champion Auto Stores Nationals drew approximately 45,100 paid spectators in 1994. The event, which has been held at the Brainerd International Raceway since 1982, drew approximately 42,500 paid spectators in each of 1993 and 1992. The event was scheduled for August 17 through 20, 1995.

     Additionally, during the New Year's weekend of December 30, 1994, through January 2, 1995, Brainerd held the Brainerd 200 snowmobile race at the Brainerd International Raceway. The race was one of eight races on the International Series of Champions and featured Pro 500, Semi-Pro, and Stock classes of snowmobiles competing in 200 kilometer races on a cross country course. The race was sponsored by McDonald's, Skidoo, Polaris, and Arctic

                                     56
Cat. The races were held on a prepared track constructed adjacent to the road course. The event drew approximately 3,800 paid spectators. Management of Brainerd believes attendance was adversely affected by the limited snowfall preceding the event. The event which had been scheduled this year for December 30 and 31, 1995 has been canceled due to inadequate sponsorship support.

     Brainerd also organized and sponsored four weekend drag racing "bracket" events in 1994, primarily for non-professional drivers from Minnesota and surrounding states. In bracket racing, each driver attempts to predict his car's performance, and whether he wins or loses a particular race will depend partially on how much his actual time over a one-quarter mile distance exceeds his predicted time. While spectators are encouraged to attend these drag racing events, and Brainerd receives revenues from ticket sales, camping fees, and concessions, they are not highly promoted. Brainerd has scheduled four bracket races for 1995.

     In addition to the spectator events and the bracket races discussed above, there are racing events conducted on approximately 24 other weekends that are primarily for nonprofessional drivers and are often organized and sponsored by local and regional racing clubs some of which may be members of or affiliated with national sanctioning organizations. While spectators attend these events, Brainerd does not receive any revenues from ticket sales from, or engage in any significant promotion of these events.

     In 1994, three weekend events involved sports car racing and were sponsored by the "Land O' Lakes" regional affiliate of The Sports Car Club of America (the "SCCA") which sanctions these events. In addition, in 1994, four motorcycle racing events were held, each of which was sponsored by the Central Roadracing Association, a club located in the Minneapolis/St. Paul, Minnesota area and associated with the AMA. During 1994, the Northland Region Karting Association, affiliated with the World Karting Association, (the "WKA"), organized and sponsored fifteen go-kart racing events, and the Nord Stern Regional Club of the Porsche Club of America organized four weekend racing events for Porsche cars. A similar schedule has been established for 1995.

     Brainerd will rent the Brainerd International Raceway to various individuals or organizations for their own unsanctioned events and driving schools, or to test or film the operation of various motor vehicles. In July 1992, Brainerd leased the Brainerd International Raceway to the National Campers and Hikers Association for use as the site for a camping convention. Only the camping areas and the grandstand, which was used for a country music concert, were used.

     In addition to attempting to continue to schedule the events discussed above, other than the Brainerd 200 snowmobile race, Brainerd is also seeking to establish additional revenue producing uses for the Brainerd International Raceway. Events under consideration include additional spectator racing events, a street rod show, snowmobile events and music festivals.
                                     57
     In January 1995, Brainerd entered into an agreement with the International Motor Sport Association ("IMSA") for the Brainerd International Raceway to be the site of endurance road races featuring domestic and foreign sportscars in 1995, 1996 and 1997. The inaugural event was scheduled for August 4, 5 and 6, 1995. On June 16, 1995, IMSA announced that it had cancelled the events it had scheduled to be held at the Brainerd International Raceway as well as at a site in Portland, Oregon. Brainerd is currently negotiating with IMSA the terms of the compensation to be paid to Brainerd by IMSA for the cancellation of the event. Under its agreement with IMSA, Brainerd was to be paid a track rental fee of $20,000 and be reimbursed, on an accountable basis, for the expenses it incurred in connection with the event. In addition, Brainerd was to retain concession revenues from the event and was to share in revenues received by IMSA in excess of $300,000.

Sanctioning Organizations

     Most racing events conducted at the Brainerd International Raceway, including the seven principal spectator events held by Brainerd in 1994, are sanctioned by an organization which establishes, publishes, and enforces rules relating to a specific class or type of participating vehicle. These rules generally relate to the specifications which each class of car or other vehicle must meet in order to be eligible to race, and to driver conduct and other racing matters. Brainerd enters into agreements annually with the various applicable sanctioning bodies with respect to each race it organizes and promotes. These agreements provide that the appropriate sanctioning organization will sanction the race and provide personnel to interpret and enforce its rules. The sanctioning bodies include the SCCA (governing sports cars), the NHRA (governing drag racing), the AMA (governing motorcycles), the ASA (governing stock cars), and the WKA (governing go-karts). In connection with the Suzuki Classic scheduled for July 14, 15, and 16, 1995, Brainerd undertook in the sanction agreement for the event to indemnify the AMA for liability arising from a competing sanctioning organization not having a motorcycle race at the Brainerd International Raceway in 1995. Brainerd had entered a letter of intent with such competing sanctioning organization for such a race; however, Brainerd obtained a release from such letter of intent prior to entering into the sanction agreement with the AMA.

Promotion and Ticket Sales

     Brainerd promotes its principal spectator events (discussed under "Events and Activities" above) primarily through radio and television advertising in Minnesota, through mailings made to selected potential spectators from a list developed by Brainerd, and through racing posters placed in service stations and auto parts and accessory stores. Brainerd also attends five auto shows in Minnesota, where it promotes all of its events. In a few instances, sponsoring organizations may also promote these events. When undertaken, such sponsor promotion is generally through newspaper or point of sale advertising.

                                     58
     Ticket sales are made at various locations by ticket agents, at Brainerd's offices primarily by mail, and at the Brainerd International Raceway. Brainerd sells three types of tickets: a Sunday only ticket, a weekend ticket, and a Super Weekend ticket that includes all days of each event as well as paddock admission and camping. Ticket agents are located throughout Minnesota and include the retail outlets of Champion Auto Stores. Most ticket agents receive a commission equal to 9% of the ticket prices. Ticket prices for the eight principal racing events scheduled for 1995 will range from $8 to $90 per ticket, depending primarily on the event and the number of days the event is held.

     Brainerd estimates that over 60% of Brainerd's ticket sales are made to residents of the Minneapolis/St. Paul, Minnesota metropolitan area, and that approximately 20% of Brainerd's ticket sales are by mail. Advance sales of tickets represent approximately 50% of all ticket sales.

Competition

     The closest comparable race track which conducts road racing events similar to those conducted by Brainerd is located at Elkhart Lake, Wisconsin, which is approximately 75 miles northwest of Milwaukee, Wisconsin, approximately 475 miles from the Brainerd International Raceway and approximately 350 miles from Minneapolis/St. Paul, Minnesota. While there are drag race strips in Fargo, North Dakota, and Eau Claire, Wisconsin, the closest drag race strips that own equipment and conduct major drag race events comparable with that owned or conducted by Brainerd are located in Indianapolis, Indiana and Denver, Colorado. While other regional race tracks are not generally considered competitive with Brainerd, other events in Brainerd's market area, such as sporting events, festivals, and concerts, may tend to attract persons who might otherwise attend Brainerd's racing events. Brainerd does not generally consider the schedules of other spectator events when scheduling its own events.

Seasonal Business/Weather

     Substantially all of Brainerd's revenues arise from operation of the Brainerd International Raceway during the period of May through September of each year. Brainerd's revenues are derived primarily from ticket sales for racing events, and adverse weather could materially diminish the revenues which might otherwise be received by Brainerd. While sports car, stock car, and motorcycle races may be conducted in nearly all weather conditions, spectator attendance is materially reduced when it rains. A drag racing event cannot be held in rain, and adverse weather could require the rescheduling of such events, or the cancellation of such event and the return of ticket sale proceeds to ticket purchasers. A substantial majority of Brainerd's revenues arise from drag racing events. In 1993, four of the six spectator events were materially and adversely affected by rain and unseasonably cool weather. In addition to adversely affecting attendance and concession sales, the weather required the rescheduling of portions of three events which resulted in increased operating costs for

                                     59
the events. The Brainerd 200 snowmobile race held over the 1994-1995 New Years' weekend was adversely affected by limited snowfall occurring prior to the event which reduced the number of snowmobile riders who traditionally visit the Brainerd area during that weekend.

Government Regulations

     The operation of the Brainerd International Raceway is subject to various zoning, land use, and health laws and regulations. Brainerd's management believes that it is and will continue to be in compliance with such laws and regulations. In connection with obtaining a conditional use permit for property added to the Brainerd International Raceway, Brainerd agreed with the local government to install a privacy fence on a portion of the perimeter of the raceway.

Liability Insurance

     Brainerd requires that each race participant expressly waive any claim against Brainerd which may arise from a racing accident; however, actions alleging Brainerd's negligence can and have been brought based upon the occurrence of such accidents. Brainerd, its officers, and sponsors, and certain participants in the racing events, are insured for up to $3,000,000 against liability for personal injury and property damage to any spectator or racing event participant incurred at any racing event as the result of the negligence of any named insured. This insurance policy must be renewed annually, and there is no assurance that such insurance will continue to be available to Brainerd at affordable rates. In addition, Brainerd requires each participating or sanctioning organization that uses the Brainerd Raceway to acquire insurance which provides accidental death, dismemberment, and medical benefits for participants in each racing event. The amount of coverage under such insurance varies from $3,000 to $20,000 per incident.

Personnel

     Richard L. Roe, Brainerd's Vice President, Secretary, and General Manager; one assistant track and special projects manager; one secretarial/ administrative person; and one bookkeeping/administrative person, are currently the only full-time employees of Brainerd. From April through October, Brainerd employs four full-time grounds and track maintenance personnel. In addition, Brainerd engages various independent contractors to handle matters such as public relations, drag racing events, perimeter and grounds security, ticket sales and ticket handling, emergency medical service, concessions, and camping. None of the independent contractors engaged by Brainerd are affiliated with Brainerd as an officer, director, or principal shareholder.

Attempted Development of Genoa City Racing Facility

     Brainerd management believed that the revenues obtained from the operation of the Brainerd International Raceway would be greater if the
                                     60
facility were located closer to a larger population base from which to draw spectators. In 1988, Brainerd began pursuing the development of a motorsports racing facility to be located in southeastern Wisconsin. The proposed facility was intended to consist of a road course and drag strip similar to the Brainerd International Raceway which would be used for events similar to those held at the Brainerd International Raceway.

     In 1990, Brainerd obtained rights to acquire a number of adjacent parcels comprising approximately 445 acres near the Village of Genoa City ("Genoa City") in Walworth County, Wisconsin. Genoa City undertook to annex the site to the Village. Brainerd did not acquire the property due to its inability to obtain financing for the purchase price of the property and delays in obtaining approvals by local governmental authorities for the project. The rights to acquire the subject property were extended initially by Brainerd and thereafter by Gene M. Snow, then an officer, director, and principal shareholder of Brainerd. In 1991 and 1992, Mr. Snow acquired ownership or rights to purchase the Genoa City site.

     In June 1991, Brainerd formed a subsidiary under the laws of the State of Wisconsin for the purpose of acting as the developer of the facility. Such subsidiary was wholly owned by Brainerd until March 1993 when Brainerd, the subsidiary, and Mr. Snow agreed that Mr. Snow would be granted a 25% interest in the subsidiary in exchange for funding substantially all of the costs of pursuing the development of the facility in 1993.

     As of December 31, 1993, Brainerd had expended approximately $1,254,965 in pursuing the development of the Genoa City facility or of facilities at other locations in southeastern Wisconsin. Of those expenditures, $412,480 had been capitalized as construction in progress as of the beginning of 1993. While the Genoa City Council had approved the annexation of the proposed site and the terms of a development agreement providing for the construction and operation by Brainerd of the racing facility on that site, the development was opposed by certain owners of property in the Genoa City area. Those opposing the annexation and development included property owners not residing in the Genoa City area who believed the development would diminish the value of the recreational property they owned. The township within which the site was located and opponents to the development brought legal actions against Genoa City challenging the annexation as not being in compliance with laws of the State of Wisconsin and sought to have state agencies, including the Wisconsin Department of Natural Resources, block the development. In proposing the annexation to Genoa City, Brainerd had been advised by legal counsel that the proposed annexation complied with applicable law; however, in 1993 Brainerd received a contrary opinion from other legal counsel which resulted in Brainerd and Mr. Snow requesting Genoa City to discontinue the challenged annexation efforts.

     In December 1993, the Board of Directors of Brainerd determined that continued pursuit of the development of a racing facility near Genoa City

                                     61
would require substantial additional funds and would involve further delays. Due to the financial condition of Brainerd, the Board of Directors determined to discontinue its development efforts. Mr. Snow advised the Board of Directors that he intended to pursue the development of the site including, potentially, the development on the site of a racing facility. Mr. Snow agreed that in exchange for the consent of Brainerd to Mr. Snow's development of the site, Mr. Snow would transfer to Brainerd a 25% interest in the development should the site be developed into a racing facility prior to 1999.

     In connection with Mr. Snow's sale of his shares of Brainerd Common Stock to Donald J. Williamson, Mr. Williamson undertook to have Brainerd grant to Mr. Snow an option to terminate Brainerd's contingent interest in Mr. Snow's development of the site. Exercise of the option is contemplated to require the payment of $10,000 by Mr. Snow to Brainerd and would expire in September 1996. Mr. Snow's proposed option was presented to the Brainerd Board of Directors at its meeting on February 27, 1995 but no action was taken on the proposed option at that meeting.

Change in Control and Possible Acquisition of The Colonel's, Inc.

     On September 9, 1994, Donald J. Williamson entered into a Stock Purchase Agreement with Gene M. Snow and James W. Littlejohn who were officers, directors, and the principal shareholders of Brainerd. Pursuant to the Agreement, Mr. Williamson acquired from Mr. Snow and Mr. Littlejohn a total of 487,080 shares of Brainerd Common Stock for a total purchase price of $1,100,000, which shares constituted all of Brainerd's shares owned by Mr. Snow and Mr. Littlejohn. In connection with their sale of shares, Mr. Snow and Mr. Littlejohn resigned as officers and directors of Brainerd. Mr. Williamson was elected as the Chief Executive and Chief Financial Officer of Brainerd. Mr. Williamson and four other individuals he designated were elected to Brainerd's Board of Directors. Mr. Williamson subsequently resigned as a director and officer of Brainerd on April 6, 1995. See "PROPOSAL I: ADOPTION OF THE MERGER AGREEMENT - Background of the Merger."

     In announcing the acquisition of the shares from Mr. Snow and Mr. Littlejohn, Mr. Williamson stated that he intended for the Boards of Directors of Brainerd and The Colonel's, Inc., of which Mr. Williamson and his wife owned all of the outstanding stock, to consider the consolidation of the two companies. The Colonel's, Inc., which is based in Milan, Michigan, is engaged in the manufacture and distribution of bumpers and related parts for use as replacement collision parts for automobiles and light duty trucks.

     In December 1994, Brainerd and The Colonel's, Inc. entered into a letter of intent that contemplates (i) The Colonel's, Inc. becoming a wholly owned subsidiary of Brainerd; (ii) Brainerd issuing shares of its common stock in exchange for all of the outstanding shares of The Colonel's, Inc.; (iii) the shares to be issued in such exchange being

                                     62
issued pursuant to an effective registration statement filed under the Securities Act of 1933; and (iv) the existing assets and liabilities of Brainerd being assigned to and assumed by a newly created subsidiary.
The Merger Agreement was subsequently revised to omit the requirement that the shares issued in connection with the Merger be registered under the Securities Act of 1933.

Properties

     Brainerd owns and operates a three mile race track including a one-quarter mile drag strip (referred to herein as the "Brainerd International Raceway"), located approximately six miles northwest of Brainerd, Minnesota. The Brainerd International Raceway was initially constructed and first utilized for competitive racing in 1968. The site of the Brainerd International Raceway consists of approximately 500 acres. The terrain of the site is slightly rolling and partially wooded. The track and various access roads are composed of blacktop.

     The Brainerd International Raceway is enclosed by a five foot high chain link fence. The site provides camping facilities and parking for approximately 12,000 vehicles. The Brainerd International Raceway contains several buildings including a four-story tower containing twelve executive viewing suites, a control tower, various single story buildings containing concession stands, restrooms, and storage and service facilities located throughout the property. The buildings are concrete or wood frame and constructed for warm weather use only. Grandstand bleachers for approximately 18,000 spectators are primarily located along the dragstrip.

     Brainerd made substantial improvements to the Brainerd International Raceway in 1993. In connection with the drag racing facility, Brainerd expended approximately $502,500 to install: (i) additional grandstand seating for 4,000 spectators on the north side of the dragstrip; (ii) a new press room on top of the new grandstand; (iii) a new return road and pit lane; (iv) a maintenance garage and conference room; and (v) a relocated scoreboard.

     In 1995, Brainerd made additional improvements to the Brainerd International Raceway with an approximate total cost of $238,000. The improvements included the installation of additional restrooms, privacy fencing and landscaping to a portion of the perimeter of the raceway, a new pedestrian bridge over the road course and an above-ground gasoline storage tank.

     Brainerd's executive offices are located at 17113 Minnetonka
Boulevard, Suite 214, Minnetonka, Minnesota, where Brainerd leases approximately 1,100 square feet of office space. The lease term expires in February 1996.




                                     63
Legal Proceedings

     In September of 1990, an action, Jane Doe v. Brainerd International, Inc. and North Country Security, Inc., was commenced in the District Court for Hennepin County, Minnesota, against Brainerd by a person who allegedly was sexually assaulted in August 1988 in connection with her participation in a wet T-shirt contest held at the Brainerd International Raceway by individuals not associated with Brainerd. The action called for compensatory damages of an unspecified amount in excess of $50,000. Brainerd's insurer accepted defense of the claim. The trial court granted summary judgment in favor of Brainerd and its co-defendant, which had provided security services for Brainerd during the event when the incident occurred. The trial court found that the plaintiff had entered the contest voluntarily, that Brainerd had not consented to the contest, and that the plaintiff had assumed the risks of the injuries resulting from her conduct. The plaintiff appealed the summary judgment. In April 1994, the Minnesota Court of Appeals reversed the trial court decision finding that issues of fact existed for a jury to resolve and a statutory obligation for Brainerd to prevent a minor from engaging in this type of activity. Brainerd appealed the Court of Appeals' opinion to the Minnesota Supreme Court. On June 30, 1995, the Minnesota Supreme Court reversed the opinion of the Court of Appeals and reinstated the trial court's grant of summary judgment in favor of Brainerd.

     In June 1994, an action, Wade Jung v. Brainerd International, Inc. and XYZ, Inc. (case number PI 94-19690), was commenced against Brainerd and Brainerd's security contractor in the District Court for Hennepin County, Minnesota, by a minor and his parent. It is alleged in the action that the minor was injured in July 1993 while attending a motorcycle race at the Brainerd International Raceway when he fell into a campfire while intoxicated. The plaintiffs allege Brainerd and its security contractor were negligent in failing to prevent the minor from engaging in the conduct which resulted in his injuries. The action calls for compensatory damages of an unspecified amount in excess of $50,000. Brainerd's insurer has accepted defense of this claim.

     Other than the foregoing, Brainerd's management is not aware of any material litigation pending or threatened against Brainerd or its properties.


                 SELECTED FINANCIAL DATA OF THE COLONEL'S


     The selected financial data shown below for The Colonel's for each of the five years in the period ended December 31, 1994, has been derived from audited financial statements of The Colonel's. The following data should be read in conjunction with the financial statements of The Colonel's and related notes thereto included elsewhere in this Prospectus and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COLONEL'S."
                                     64

                                                    Years Ended December 31,
                                1994         1993          1992           1991          1990
Operations:
Operating revenues . . .     $28,492,013   $25,174,656   $25,835,683   $27,013,430   $25,784,088
Income (loss) from
   continuing operations       2,401,905      (541,052)    3,716,198     7,116,632     6,961,665
Net income . . . . . . .      10,887,714     7,762,206     2,145,098     7,137,838     6,198,872
Earnings per share . . .           $1.81

Financial Condition:
Current assets . . . . .      14,568,084    12,455,926     6,155,065    10,101,940     8,598,555
Current liabilities  . .      16,051,178    22,383,895     9,411,218     9,881,130     4,289,732
Total assets . . . . . .      31,529,883    29,439,917    21,556,349    28,204,903    21,157,919
Long-term obligations  .       1,990,751       438,611     5,545,653     7,462,992     5,093,527

                                      Six
                                      Months
                                      Ended
                                     June 30,
                                1995          1994
Operations:
Operating revenues . . .   $14,651,145   $14,533,536
Income (loss) from
   continuing operations     2,505,704     2,731,780
Net income . . . . . . .     2,401,020     2,564,185
Earnings per share . . .          $.40

Financial Condition:
Current assets . . . . .     9,728,977    10,658,225
Current liabilities  . .    15,138,676    10,345,928
Total assets . . . . . .    30,833,083    25,132,889
Long-term obligations  .     4,517,206     5,579,215

     The Colonel's has been treated as an S corporation for federal income tax purposes for each of the five years in the period ended December 31, 1994. Net distributions to shareholders have been in the amounts of $6,927,171 for 1994; $9,334,273 for 1993; $1,906,401 for 1992; $8,051,717 for 1991; and $5,694,933
for 1990.

     The Colonel's recognized as "other income" net gains of approximately $9,082,000 and $9,043,000 in 1994 and 1993 respectively. Those gains represent the amount by which The Colonel's portion of insurance proceeds

                                     65
of $24,370,000 (less the business interruption portion) exceeded the sum of the net book value of asset destroyed by the fire.


                  MANAGEMENT'S DISCUSSION AND ANALYSIS OF
      FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COLONEL'S


Background of The Colonel's

     The Colonel's was organized in 1982 and began producing and selling plastic bumpers and facias in 1983. By the start of 1994, The Colonel's had grown through acquisitions, joint ventures, and normal expansion to two manufacturing plants, three distribution warehouses and a network of independent distributors that sell the company's products throughout the United States, Canada, Mexico, Puerto Rico, The Bahamas, and The District of Columbia. The Colonel's designs, manufacturers and distributes plastic bumpers, facias, support beams and brackets to the automotive collision parts industry. The Colonel's also purchases and resells replacement steel and chrome bumpers, facias, header panels, steel bumpers, rebars, step bumpers, paint and body shop repair supplies through its distributors as replacement collision parts for most domestic and imported automobiles and light trucks.

     Today, The Colonel's is a leading domestic manufacturer of plastic replacement bumpers and facias for the automotive and light truck aftermarket industry. The Colonel's competes with original equipment manufacturers ("OEMs") and other domestic and import manufacturers that sell new replacement bumpers for the automotive aftermarket, and with the recycled and junkyard industry that repairs and resells previously damaged or salvaged automotive parts.

     The Colonel's competes mainly on bumper quality, price, and delivery. Prices are driven principally by the price levels that the OEMs charge.
The Colonel's considers price adjustments whenever the OEMs change their prices. The Colonel's made general price reductions in September 1994 in an effort to increase market share and boost sales exposure. This was the first major sales drive since the fire and the restoration of the complete line of manufactured products. See "Major Fire Loss and Insurance Claim." Any further price reductions could be expected to have an adverse impact on the company's continued earnings performance. No across the board price adjustments are planned for the remainder of 1995. However, The Colonel's may react to changes in the market for individual parts. The Colonel's believes that it can stay competitive with OEM pricing because of the company's extensive distributor network. Through this network, The Colonel's believes that it can bring products to market with less cost or markup than the OEMs. Additionally, because The Colonel's product line encompasses replacement parts for five OEMs and their component, multiple car lines, The Colonel's does not consider itself particularly vulnerable to price decreases for competitive replacement parts by any one division or

                                     66
OEM. OEM price changes cannot be anticipated and extensive price changes could have a major impact either favorably (price increase) or unfavorably (price reduction) on the market and the company's business.

     The Colonel's produces consistent quality products using state of the art domestically made machinery, domestically engineered raw materials, and local labor forces. The Colonel's proudly displays "MADE IN USA" on all of its manufactured products and related packaging materials and literature. The manufacturing process, plant, and parts are checked and certified by an independent quality agency (CAPA) to assure that parts meet or exceed acceptable industry standards.

     The Colonel's has recently completed the start up of a modern manufacturing plant in Milan, Michigan, replacing the former Owosso, Michigan, plant that was consumed by the June 1, 1993, fire. The Milan plant, which also serves as corporate headquarters for The Colonel's, is 350,000 square feet plus a 45,000 square foot covered crane bay and sits on 62 acres on the outskirts of Milan, Michigan. Milan is located approximately 10 miles south of Ann Arbor (home of the University of Michigan), 60 miles west of Detroit, and 25 miles northwest of Toledo, Ohio. There is sufficient room to expand the physical plant. The Colonel's has experienced some difficulty in hiring qualified and general labor personnel. The labor market would have to be evaluated in connection with any expansion and could influence the company's choice of location.

Major Fire Loss and Insurance Claim

     The Colonel's suffered the loss of its Owosso manufacturing plant on June 1, 1993, to a fire that totally consumed the building and the finished inventory stored in its warehouse area, a significant percentage of the plant's machinery and equipment, as well as damaging many of The Colonel's production molds. The Colonel's settled the resulting insurance claim for all insured losses caused by the fire for $31,000,000 in January 1995. The Colonel's insurance policies with the Home Insurance Company covered respec-tive losses of up to $7.21 million for the leased building, $15 million for machinery and equipment, $4 million for inventory, and $10 million for lost business income resulting from damage to or the loss of those insured as-sets. Payments made by the Home Insurance Company against The Colonel's interim proofs of claim and by the final, global settlement installment were applied as follows: $6,630,000 to the landlord for loss of the build-ing; $3,441,434 to The Colonel's for its inventory losses, $12,324,703 to The Colonel's for machinery and equipment losses and repair costs; and $7,928,666 as replacement for lost business income. The remaining $675,297 represented partial payment for reimbursable expenses incurred under the policy for debris removal and other costs incurred in containing or mitiga-ing losses. The Home Insurance Company's senior adjusters and outside consultants' and accountants' examination of losses in those categories took 19 months to complete. At the time of the January, 1995 final pay-ment, the parties had agreed that the category claims for losses to the building, machinery and equipment, and inventory totaled $22,396,137. At

                                     67
the point in time that agreement was reached as to those items (November
1994), the insurer had paid The Colonel's $3,251,724 against The Colonel's $10,000,000 business interruption claim which remained open through January 1995. The Colonel's applied $675,297 of the $5,352,239 January 1995 final payment against response and mitigation costs and the remaining $4,676,942 against its business interruption claim. As a result of the interim and final settlement payments from the insurance company, The Colonel's financial statements for 1993 and 1994 included $9,043,000 of those proceeds in 1993 and $9,082,000 of those proceeds in 1994 as "other income." Those respective entries reflect the portions of The Colonel's $24,370,000 share of the insurance settlement that were comprised of both reimbursement for interrupted business income and the amount by which payments for replaced destroyed property exceeded those assets' net book value at the time of the fire. The Colonel's paid $6,630,000 for the building's loss to the landlord.

     Because the fire started in a location in the plant and under condi-tions that suggested that it had been deliberately set, the cause of the fire was investigated by The Federal Bureau of Alcohol, Tobacco and Firearms in coordination with the Michigan State Police and State Fire Marshal's office. Based upon their investigation, a criminal charge of arson was brought against a sole individual who was employed as an hourly worker at The Colonel's and was a captain in the Owosso Township Volunteer Fire Department at the time of the fire. The state district court judge who who conducted the preliminary examination of those charges in 1994 refused to bind the case against him over to circuit court for trial, after con-cluding that the circumstantial and scientific evidence introduced by the prosecution was insufficient to warrant a trial. After consulting with government investigators and concluding its own private investigation and review of The Colonel's finances, The Colonel's insurer, the Home Insurance Company, unconditionally accepted coverage for the fire on November 11, 1993. Prior to that date, the insurance company had advanced The Colonel's over $8 million under a reservation of rights agreement. The Colonel's also secured short term bridge loans from its primary lender, Comerica Bank, which enabled the company to begin the rebuilding process. Funds from subsequent insurance company payments were used in part to repay those bridge loans. See "Outstanding Loans."

Operations

     Immediately after the fire, The Colonel's increased the output of its Sarasota, Florida, manufacturing operations to minimize any loss of sales and income. Sarasota's production was increased to and kept at near capacity while salvageable machinery and equipment from Owosso, Michigan were moved to a newly leased facility in Milan, Michigan. Production at the replacement facility in Milan began in November of 1993 when the first reaction injection molding machines were brought on line. The Milan facility began producing injection molded parts in February, 1994. By the end of July 1994 the Milan plant was producing The Colonel's pre-fire full line of products and inventory levels had been restored to a level where The Colonel's could resume full truck load deliveries to its customers. As

                                     68
Milan's production increased and its on-hand inventory reached acceptable levels, The Colonel's reduced Sarasota's production back to its pre-fire levels.

     Because the combination of new and restored presses and an improved layout at the Milan manufacturing facility afforded The Colonel's more production capacity than it had enjoyed in Owosso, management decided in October 1994 to reduce manufacturing overhead by closing the month to month leased Sarasota facility. Sarasota's inventory was reduced through normal sales and then shipments of remaining units went to Milan. Sarasota's machinery and equipment will either be sold or moved to another Colonel's location. The equipment designated for sale has been reclassified as "assets held for sale" and valued at the lower of cost or its estimated net realizable value. All of the production molds at the Sarasota facility were acquired as part of The Colonel's 1991 purchase of the assets of a competitor, Nupar, Inc. That purchase resulted in some duplicate molds that are no longer necessary following the close of operations in Sarasota. At December 31, 1994, The Colonel's wrote off the net book value of the duplicate molds in the amount of $1,034,000. An additional accrual of $355,000 has been recorded as of December 31, 1994, for the remaining expenses expected to be incurred in fully closing the Sarasota facility. The Sarasota facility was closed and all assets removed in May, 1995.

     The Colonel's participates in the Certified Auto Parts Association
(CAPA) certification program. This independent association inspects and sets out guidelines that form strict standards for quality. CAPA works closely with the insurance carriers to relate their concerns and quality issues to the manufacturing sector. The manufacturing sector places CAPA certification stickers on each of the parts that have been tested and certified. The serial number of the certification sticker is the means for CAPA to trace the part back to its original manufacturer. A non-conforming part may cause CAPA to call for an inspection of the part or facility and may lead to the decertification of that part or part lot. Any part that is decertified has to start over with the certification process in order to be recertified. A CAPA catalogue is distributed quarterly listing all certified and decertified parts or lots. Additionally, CAPA issues interim bulletins that are circulated monthly to keep purchasers and manufacturers advised of the status of all the parts in their program. Currently, The Colonel's has 237 applications that are certified by CAPA. At the present time, CAPA only has a certification program for the reaction injection molding (RIM) process. It doesn't have a certification program for the 45 parts made by the injection molding process. It is expected that once CAPA has incorporated this process into its certification program that The Colonel's may spend resources for certification of the parts it produces from the injection molding process.

Liquidity and Capital Resources

     The Colonel's improved its capital resources from 1993 to 1994 by cutting its working capital deficit from $6,883,430 to $1,483,094. The

                                     69
Colonel's reduced its current liabilities from $22,383,895 in 1993 to $16,051,178 in 1994, while increasing current assets from $12,455,926 to $14,568,084. The improvement in working capital was mainly due to the reduction of accounts payable-trade by $1,131,386. The Colonel's long-term debt is scheduled to be retired in June 1995. The Colonel's was able to make all of its scheduled payments on the long term debt after the fire by using business interruption insurance proceeds and revenue from the expanded operations in Florida. Those payments reduced the current portion of long term debt by $5,286,000 between 1993 and 1994. For a further discussion of bank financing arrangements, see "Outstanding Loans."

     As a result of the fire, The Colonel's made higher than normal capital expenditures by purchasing leasehold improvements in 1994 of $157,681, furniture and fixtures in 1993 for $198,126 and $56,065 in 1994, machinery for $1,812,397 and $2,791,024 in 1993 and 1994, and the purchase of 39 new tools for $1,200,399 and $2,705,700 in 1993 and 1994 respectively. This new equipment was mainly financed through insurance proceeds, and special interim financing (bridge loans) arranged with The Colonel's primary lender.

     The Colonel's continued to build inventory throughout 1994. At the end of 1993, The Colonel's had only been able to rebuild a portion of optimum inventory levels. The Colonel's achieved its target inventory levels by the end of 1994. The increase represents an inventory that is generally based on 8 weeks of customer demand. The company considers an 11-13 week supply to be the appropriate level.

     Assets held for sale consist of some rental property that The Colonel's has for sale. The balance was reduced from $600,000 in 1993 to $525,000 in 1994 because one property was sold. Four properties remain for sale. The assets that will be sold as the result of the closing of the Sarasota plant are in the current section of assets held for sale at the lower of cost or the estimated net realizable value. Excess book value for this machinery and equipment has been written off in 1994 in the amount of $1,034,000.

     Over the past two years, The Colonel's has loaned an affiliated company and warehouse, The Colonel's Factory Warehouse of Arkansas, Inc., $2,138,000 for the purchase of capital equipment and reorganization. This loan is secured by the majority shareholder's personal guarantee. This affiliate is scheduled to begin making payments of principal and interest beginning January 1, 1995. The Colonel's may continue to loan money for the start up of operations and the purchase of new equipment. Another affiliated loan in the amount of $695,117 to a business owned by one of The Colonel's shareholders is currently paying interest each month at 1% above prime and is collateralized by property and assets. The principal amount is due on demand and is expected to be paid in full during 1995. See "CERTAIN TRANSACTIONS."



                                     70
Outstanding Loans

     The Colonel's has a $4,500,000 line of credit that is secured by accounts receivable and inventory which expires in August 1995. The Colonel's expects to negotiate a renewal of the line of credit with the current lending institution. The Colonel's pays interest at the prime rate on a monthly basis. The outstanding balance against the line of credit was $4,500,000 at year end.

     The Term Note secured by machinery and equipment with a balance of $1,275,000 at year end has been classified as short term since it will be paid off in April 1995. The Colonel's pays $325,000 in principal plus interest on a monthly basis calculated at 1% over prime on the outstanding balance. The Term Note was The Colonel's long term debt that it used to acquire the Sarasota facility and to purchase equipment. If the need arose in the future, The Colonel's believes that it would be able to secure additional financing using its assets as collateral.

     During 1993 and 1994, The Colonel's received other short term bridge loans from its primary lender for $4,500,000, $2,000,000, and $3,000,000 toward future fire proceeds. At year end, $1,500,000 of these loans still remained unpaid. These loans provided working capital during the early part of 1994 while The Colonel's was waiting for fire proceeds to be paid by the insurance company. As fire proceeds were paid these loans were paid off. The loans were used to finance the purchase of the machinery and equipment and the construction costs associated with the setup of the Milan plant and the expansion of the Sarasota facility to provide increased capacity following the fire.

     The Colonel's expects to secure new financing during the second quarter of 1995 to finance additional tools. The Colonel's is currently paying for additional tooling from operating income. The higher number of tools that are expected to be delivered in May, June, and July will necessitate the additional financing. During this period, the sales volumes are also less due to seasonality. The Colonel's experiences a moderate change of sales due to the change of the season.

     The Owosso manufacturing facility was encumbered by a real estate mortgage in the amount of approximately $1,800,000 at the time of the fire. That mortgage included a pre-payment penalty that would have been triggered if the insurance proceeds had been applied to retire the mortgage in 1994. That penalty could have been passed back to The Colonel's because of loss indemnification provisions in the lease. The landlord paid The Colonel's an amount equal to the balance of the mortgage and The Colonel's assumed the mortgage. The Colonel's used the cash paid from the landlord to reduce indebtedness having a shorter maturity than the mortgage thereby automatically extending the repayment of needed capital. The assumed mortgage is cross collateralized by essentially all of The Colonel's assets as are all the loans with the primary lender. The mortgage will be fully paid by 1998.

                                     71

Results of Operations

     With The Colonel's broad product and customer base, the only difference in sales levels through the year are caused by an increase in product demand in areas of the market where winter weather increases traffic accidents and vehicle damage. As a result, the first and fourth quarters are generally stronger sales periods than the second and third quarters. The company incurs additional costs during the third quarter when it builds inventory levels to handle increased product demands during the winter months.

     Revenues for 1994 increased 13.2% to $28,492,000 from $25,175,000 in
1993 due to increased sales volume. The increase is primarily the result of introducing 39 new products as well as recovering full production capabilities after a fire destroyed The Colonel's main manufacturing facility in 1993. See "Major Fire Loss and Insurance Claims." This fire resulted in decreased revenue of 2.6% in 1993 to $25,175,000 from $25,836,000 in 1992. The Colonel's was able to offset decreased manufacturing capacity by increasing production to its Sarasota, Florida, facility. The Colonel's expects revenue growth to continue in 1995 at or near 1994 levels due to the additional products introduced in 1994, notwithstanding an average price decrease of 9% in September 1994.

     Cost of sales was 69% of sales in 1994 compared to 77% in 1993 and 67% in 1992. The increase in the cost of sales in 1993 resulted from inefficiencies experienced starting up production in the Milan, Michigan, facility and increasing production in the Sarasota, Florida facility. In 1994, The Colonel's was able to restore its operating efficiencies close to pre-fire levels; however, management expects the gross margins on products in 1995 to change slightly due to sales price decreases and inefficiencies in new employees.

     Selling, general, and administrative expenses decreased 19.3% in 1994 to $5,101,000 from $6,319,000 In 1993. Selling, general, and administrative expenses in 1993 of $6,319,000 represented an increase of 31.3% from $4,811,000 in 1992. In 1993, The Colonel's accrued approximately $1.8 million for legal expenses. See "BUSINESS OF THE COLONEL'S - Legal Proceedings." In addition, The Colonel's paid an additional $270,000 and $490,000 in 1994 and 1993, respectively, of rent due to entering the lease of the Milan facility while still paying rent on the facility destroyed by fire. Management expects selling, general, and administrative expenses to remain relatively flat in 1995.

     Plant closing costs in 1994 represent approximately $355,000 of costs accrued to close the Sarasota facility and a provision of approximately $1,034,000 to write down assets to the lower of cost or net realizable value of approximately $350,000. Accrued costs consist of estimates to dismantle and dispose of the facility. The write down of assets consists largely of tooling that duplicates assets at the Milan facility. Management has determined duplicate tools are not needed for future

                                     72
production, and has determined that such tools will be destroyed. The remaining assets held for sale represent primarily machinery and equipment that management intends to sell through various means.

     Other income was 29.8%, 33.0%, and 6.1% of sales in 1994, 1993, and 1992, respectively. In 1994 and 1993, The Colonel's recorded gains of approximately $9,082,000 and $9,043,000, respectively, which represent the amount insurance proceeds exceeded the net book value of the assets destroyed by fire. See "Major Fire and Insurance Claim." The amount of gain recognized in 1993 represented management's best estimate of the insurance proceeds to be received at that time. While management believed that additional amounts would be forthcoming, The Colonel's and the insurance company disagreed regarding the final settlement amount. Therefore, the amount of gain recognized in 1994 represents the remaining insurance proceeds received at the time such amounts became determinable. The final settlement of the insurance claim was $31,000,000. Of that amount, $6,630,000 was paid to the landlord, who is also The Colonel's majority shareholder, for the Owosso building as indemnification for his loss of the building pursuant to the lease.

     The Colonel's is currently an S corporation for federal income tax purposes. As such, The Colonel's earnings are not taxable to The Colonel's, but are passed through to its shareholders. Upon consummation of the proposed merger with Brainerd, The Colonel's will change its tax status to a C corporation and will be subject to federal income taxes. Based on The Colonel's historical level of earnings, management believes that The Colonel's effective tax rate will be approximately 37% on an ongoing basis.

     The Colonel's accounts receivable increased as a result of an increase in sales volume. The accrual for bad debt equates to approximately 12% of accounts receivable. This includes a receivable in the amount of $150,000 due from a company that failed and went out of business in January 1995. The ability of the company to collect any portion of this amount is remote. The Colonel's from time to time will try to help a loyal, long time distributor, by increasing a line of credit or extending credit terms in an effort to help build or move to a new building, increase product line coverage, or to ease tight competitive financial pressures. Other company bad debts stem from bad or uncollectible checks written to the warehouses for merchandise paid either on account or COD. All efforts are made to collect these moneys by use of collection agencies and legal means. The Colonel's policy with customers that continuously bounce checks is to accept cash or certified checks only.

     The Colonel's extends credit to each of its customers after they have established a relationship through initial cash orders (subject to a credit and reference check). Established credit relationships remain in effect until a particular customer has fallen into default in its credit arrangements. No further credit sales are made to a customer in default until a satisfactory arrangement to cure its arrearages has been reached.

                                     73
Individual customer credit limits are generally set at 1.5 times its average monthly purchases. Customers whose payments are received by the Milan office within 10 days after shipment receive a 5% discount on that order. The discount is effected through a credit against their next purchase.

     The Accounts Receivable year end aging shows that 71.4% of the accounts receivable were from 0-40 days, 7.3% were from 41-60 days, 9.4% were from 61-90 days, and 11.9% were over 90 days (80% of the over 90 day accounts were paid in full by the end of the second quarter of 1995). The Colonel's accrues 0.5% of sales as a reserve for bad debts.

     The Colonel's insurance premiums for the Sarasota plant increased significantly during 1993 and remained high through 1994 as compared to previous years because the plant was reclassified as located in a hurricane district. Buildings in a hurricane district, after the recent disasters in Florida, are charged a higher premium. The insurance rate increase equaled 168% compared to 1992.


Environmental Matters

     The Colonel's ongoing operations generate waste and manufacturing by-products in the form of excess plastic materials ("flash"), which is trimmed off the manufactured bumpers in the finishing process, and waterborne primer residue. Polyurethane flash is disposed of along with cardboard and wood scraps as normal rubbish. Thermoplastic flash is recycled in The Colonel's manufacturing process. Paint residue and paint filters are periodically hauled away as non-hazardous waste. Lubricating oils and greases used in maintaining presses and other machinery are replaced and removed on a regularly scheduled basis; they are picked up and removed from the site by a licensed hauler/recycler. The total removal costs for those items is non-material.

     The Colonel's is actively involved in remediating the site of its former manufacturing facility in Owosso, Michigan. The mandated remediation was necessitated by the June 1, 1993 fire, which melted building materials and chemicals that were in turn dispersed over the site by the water poured on the fire.

     The final distinguishable category of environmental expense was occasioned by the closing of the Sarasota, Florida manufacturing facility. Federal and state environmental regulations require the dismantling and removal of bulk tanks and any piping used to carry chemicals when operations are discontinued. The Colonel's completed the required dismantling and removals at the site and has been issued a final letter from the Florida Department of Environmental Protection evidencing that satisfactory completion.



                                     74
Subsequent Events

     In January 1995, The Colonel's entered into a settlement agreement with its insurance carrier concerning the June 1, 1993, fire in Owosso, Michigan. The global settlement in the amount of $31,000,000 covered all claims for inventory, machinery and equipment, business interruption, and the building on behalf of the landlord, that The Colonel's had or could have asserted against its insurance carrier. See "Major Fire Loss and Insurance Claim."

     A long time customer of The Colonel's unexpectedly went out of business in January 1995. The customer left an open receivable of about $150,000 unpaid. The primary lender of the customer has substantially all of the customer's assets encumbered. The Colonel's attempted to negotiate an amicable settlement, but was unable to do so. The probability of recovery with respect to this account is unlikely. The account receivable was classified as bad debt and an accrual was booked in the 1994 financial statements.

     In February 1995, The Colonel's Board of Directors approved The
Colonel's combination with Brainerd which owns and operates Brainerd International Raceway in Brainerd, Minnesota. Brainerd is a publicly held company traded on the NASDAQ Small-Cap Market system. The terms of the combination of The Colonel's and Brainerd are set forth in further detail in this Proxy Statement. See "PROPOSAL I: ADOPTION OF THE MERGER AGREEMENT."

Six Month Information

     Liquidity and Capital Resources. The Colonel's current liabilities were reduced from $16,051,000 at December 31, 1994 to $15,138,000 at June 30, 1995 through regularly scheduled payments pursuant to outstanding loan agreements.

     The Colonel's completed the scheduled retirement of its last remaining long-term debt (including the current portion) in May 1995 and retired a $1,000,000 bridge loan that had been obtained to provide working capital until certain insurance proceeds (discussed below) were received.

     The Colonel's current assets were reduced by $4,839,000 from December 31, 1994 to June 30, 1995, as a result of The Colonel's receiving (and applying) insurance proceeds that had been accrued for at the end of 1994. The Colonel's inventory levels increased $350,000 as a result of production exceeding sales during the period.

     The Colonel's added a second shift in April 1995 in order to better balance production and sales levels. Cash required to be paid upon receipt of new tools and for down payments on capital equipment that fell due during the first quarter caused The Colonel's to obtain long-term financing (discussed below) to meet the $4,451,000 cash shortfall and for equipment down payments that fell due during the second quarter.

                                     75
     As noted above, The Colonel's completed the repayment of the remaining balance of $1,275,000 due under its long-term note in May 1995. On May 15, 1995, The Colonel's renewed a $4,500,000 credit line with Comerica Bank for a term ending May 15, 1996, secured by The Colonel's receivables and inventory, and obtained a $6,000,000 long-term loan with Comerica Bank, secured by all of The Colonel's assets. The latter loan agreement includes covenants regarding net worth and debt-to-equity ratios. The Colonel's is in compliance with those covenants. The loans from Comerica Bank to The Colonel's are additionally secured by the personal guaranty of Donald and Patsy Williamson. The terms of the loans require Comerica Bank's consent for completion of the proposed Merger. Comerica Bank is aware of the purposed Merger and has advised The Colonel's that it will furnish any required consents for completion of the Merger.

     The Colonel's entered into leasing agreements for approximately $6,000,000 of new production equipment. Under the leases, the leasing agency will pay all of the progress payments required until the equipment is installed and accepted by The Colonel's. The Colonel's will pay monthly interest on the outstanding advance for the progress payments at a rate of 8.75%. Once The Colonel's accepts the equipment, a long-term seven-year financing lease will be executed which will include the purchase of all the equipment at the termination of the lease for $1.

     The Colonel's took delivery of or committed itself to the purchase of additional tooling and capital assets totaling $6,000,000. Approximately $1,500,000 of the cost of those assets will be paid through the proceeds of the term note described above and the balance through capital leases.

     Results of Operations. Sales revenues through the second quarter 1995 were approximately the same compared to the second quarter 1994. However, the number of units sold was approximately 9% greater than first quarter 1994 unit sales. The Colonel's attributes that revenue increase to the introduction of five new bumpers and a concentrated effort to increase sales to its higher volume customers. The volume discounts offered as part of the sale efforts accounts for the disparity between sales revenue and volume.

     Second quarter cost of goods sold decreased 13% over second quarter, 1994 costs of goods sold, due to decreased overtime and implementation of the second shift in order to meet increased production demands. As a result, gross profits increased from 24% for the second quarter, 1994 to 33% for the second quarter, 1995.

     Revenues from interest charged to customers increased by $13,000 over revenue levels earned in the second quarter, 1995. Interest expenses decreased by $190,000 for the same period compared to the second quarter, 1994, due to the low level of debt before refinancing.

     The Colonel's retained its status as a S Corporation for federal income tax purposes during the second quarter 1995; the income tax consequences of

                                     76
The Colonel's activities passed through to its shareholders. The proposed merger with Brainerd, when completed, will by operation of law make The Colonel's a C corporation. Based upon The Colonel's historical earnings level, management believes that, thereafter, The Colonel's effective tax rate will be 37% except as federal corporate income tax rates may be changed.


                         BUSINESS OF THE COLONEL'S

General

     The Colonel's is a leading domestic manufacturer of plastic replacement bumpers and facias for the automotive aftermarket industry in North America. The Colonel's designs, manufactures and distributes plastic bumpers, facias, support beams and brackets for application as replacement collision parts for domestic automobile models. In addition, The Colonel's purchases and resells plastic replacement bumpers and facias for use as replacement collision parts on import automobile models and for models manufactured domestically by foreign-based automobile manufacturers, and manufactures parts for these models to a limited extent. The Colonel's manufactures its products through the use of reaction injection molding and plastic injection molding technology at its manufacturing facility in Michigan.

     The Colonel's distributes its products through warehouses operated by The Colonel's or its affiliates located in Michigan, Texas, Arizona and Arkansas. The Colonel's sells its products through a network of independent distributors located in all fifty states, The District of Columbia, Puerto Rico, Canada, Mexico and The Bahamas.

     The Colonel's strategy is to provide a readily available, high quality, low cost alternative to original equipment manufacturer ("OEM") replacement bumpers, facias and other plastic components through The Colonel's streamlined manufacturing process and extensive distribution network.

Products

     The Colonel's designs, manufactures and distributes plastic bumpers, facias, support beams and brackets for application as replacement collision parts for current, high volume, domestic automobile models. The Colonel's additionally purchases and resells plastic bumpers and facias for application as replacement collision parts on current, high volume, import automobile models, including automobiles manufactured domestically by foreign-based companies. The products manufactured and sold by The Colonel's are primarily plastic molded front and rear bumper panels designed for application to specific automobile makes and models. The Colonel's products are sold for distribution to collision repair shops, dealers and others in the automobile aftermarket collision industry and are

                                     77
used for the replacement of damaged automobile bumpers and related components.

     The table set forth below shows The Colonel's sales for the years ended December 31, 1994, 1993 and 1992 divided between products which are manufactured by The Colonel's and products which are purchased by The Colonel's from other manufacturers and marketed by The Colonel's:

                                   1994     1993   1992
          Manufactured Products     89%     90%     91%
          Purchased Products        11%     10%      9%

     Each product manufactured or distributed by The Colonel's is designed for application to an automobile of a specific make, model and year. Certain products may have more than one application because different but similarly designed automobile models may have identical bumpers or plastic molded components or because different years of the same model automobile may have identical bumpers or plastic molded components. In selecting products to manufacture and distribute, The Colonel's targets high volume automobile models and models that statistically incur a higher frequency of accidents, since these models support a higher volume of product sales for each dollar invested in production tooling.

     A majority of the specified parts manufactured by The Colonel's are produced to meet the design standards and engineering tolerances of the Certified Auto Parts Association ("CAPA"), a national standard setting organization. A sticker acknowledging compliance with these standards and tolerances is affixed to each certified part manufactured by The Colonel's. CAPA is an independent association that publishes specifications for high quality aftermarket automobile body parts and certifies specific products as equivalent to factory built service and replacement body parts. CAPA only certifies parts for domestic automobile models. Approximately 80% of the automotive components manufactured by The Colonel's are examined and tested by CAPA and are certified as equivalent or superior to comparable OEM replacement parts in terms of fit, form, function and material grade. The Colonel's certified products are listed in the nationally distributed CAPA Directory of Certified Competitive Auto Parts and the CAPA certification of The Colonel's products is generally relied upon throughout the automobile aftermarket industry and the automobile insurance industry as an assurance of quality and dependability.

     As of December 31, 1994, The Colonel's manufactured and distributed molded plastic replacement components for a total of 409 automotive applications and purchased and distributed replacement components for approximately 1,300 automotive applications. The Colonel's anticipates continuing to manufacture and distribute replacement components for an

                                     78
equal or greater number of applications in future operations. Although The Colonel's has no specific plans at this time to manufacture additional types of plastic automotive replacement components, The Colonel's believes that there are numerous additional automobile applications for its manufacturing process including doors, hoods, fenders and other body or interior components and believes that plastic components will continue to be utilized in an increased number of applications by automobile OEMs.
Only new tooling for the injection presses and certification of new products need be obtained to add additional applications to existing lines. Additionally, The Colonel's existing manufacturing facilities have the capacity to produce an increased volume of products through the addition of workshifts.

     The Colonel's present inventory of new bumpers covers 330 different bumper applications. According to their most recent sales brochures and literature, none of The Colonel's domestic competitors offer more than 98 applications and none of its foreign competitors offer more than 190. Although The Colonel's believes that it is number one in sales of non-OEM aftermarket automotive bumpers, specific sales information is not available on The Colonel's competitors because they are privately held companies and do not publicly report sales information.

     The Colonel's believes it maintains a significant market advantage by offering its automotive replacement components at lower prices than those offered by OEMs for comparable replacement components. The Colonel's believes that its products are equivalent in quality, durability and function to OEM manufactured replacement components, but are generally sold at prices which are less than the OEM suggested list price. Furthermore, The Colonel's believes its competitive pricing secures a significant market advantage for its products in the aftermarket collision industry. Competitive pricing of collision parts is generally believed to be particularly important to automobile insurance companies which fund the purchase of a significant percentage of automotive crash replacement parts.

     The Colonel's provides a limited lifetime warranty against defects in material and workmanship and guarantees that the products generally meet or exceed factory and industry specifications.

     The Colonel's has no patents or licenses with respect to its products.

Manufacturing

     The Colonel's uses two distinct chemical processes to manufacture its plastic products. The production cycle for each process is similar. Raw materials are introduced into a machine press that contains a machined tool or mold. Heat and pressure are applied to the raw materials, forcing them into the shape of the mold. The resulting plastic molded part is then removed from the molds to an adjacent work station where small amounts of excess plastic are trimmed from each part. After trimming, the part is cleaned and placed on a conveyor belt leading to the paint application

                                     79
room. There, the part is typically painted with a water-based black primer finish. After the finish is dried in infrared ovens on the conveyor belt, each part is then labeled and placed in a plastic bag, packaged in boxes of five and shipped or stored for shipment.

     The Colonel's primarily uses custom molding machines manufactured by Cincinnati Milacron, which management believes are generally recognized as state-of-the-art for the industry. The toolings are primarily made of zinc alloy or steel and are built to The Colonel's specifications. The Colonel's presently maintains over 297 specially designed tools, enabling production of approximately 409 different automotive applications.

     The primary manufacturing process used by The Colonel's is referred to as Reaction Injection Molding or the "RIM" process. Because the RIM process is a low-temperature, low-pressure operation, The Colonel's can use zinc alloy tools for a majority of its manufacturing. Zinc alloy tools are less expensive to build than conventional steel injection molds.

     The raw materials for the RIM process, consisting of polyol and polyisocyanate, are available from several sources. The materials are stored in two large closed tanks and are distributed to the presses by a computer-regulated flow monitoring system. In the RIM process, two reactive streams (a polyol containing extenders, catalysts and a blowing agent; and a polyisocyanate) are mixed together under controlled temperature and pressure while being injected into the tooling attached to each press.

     The RIM tool is filled to approximately 90% of capacity during the injection process. A chemical reaction causes the material to heat and expand, forcing air out through a vent, and allowing the material to fill the mold completely. The result is a microcellular plastic elastomeric or polyurethane part. The polyurethane part produced is lightweight, corrosion resistant, and will recover its original form after minor impact, lessening the likelihood of automobile body damage at very low speeds.

     An alternative process used by The Colonel's is referred to as injection molding. In injection molding, small pellets containing reactive polymers and catalysts are melted through heat and pressure. The melted material is forced into the mold until it is completely filled. The result is a thermoplastic olefin polypropylene part. A significant benefit of this process is that excess plastic can be reused after it has been trimmed off a completed part. Additionally, a part manufactured using this injection molding process that is damaged in production or rejected as scrap for quality-control reasons can be reground into pellets and completely recycled and used as raw material in the injection molding process. The recycling ability offered by the injection molding process appears increasingly important with steadily rising solid waste disposal costs.



                                     80
     At the end of each production run, the tooling and the last part produced by the tooling are inspected by production personnel. Preventive maintenance and repair of the tooling are performed on-site by The
Colonel's tool and die personnel in order to minimize waste, reduce down-time, prolong tooling life, and maintain product quality.

     The Colonel's manufacturing facility in Milan, Michigan houses 7 reaction injecting molding machines and 6 injection molding machines. Those machines had the combined capacity to produce the number of units sold in 1994 without operating a second or third shift. The Colonel's believes that it will be able to fully meet all of its customers' 1995 and 1996 orders by running a first shift year round and a limited second shift workforce during the six month period of time preceding and during the Winter months, when demand for automotive crash parts is traditionally the greatest.

     The Colonel's has purchased raw materials from two primary suppliers, Dow Chemical Company and Montel, Inc. (Highmont Advanced Materials) on open credit terms for over ten years. The Colonel's does not maintain any fixed quantity or requirements contract with either supplier. The Colonel's is not contractually obligated to purchase any minimum quantity from either supplier and neither supplier is obligated to sell product to The Colonel's at any predetermined quantity or any predetermined price. The Colonel's generally estimates and orders raw materials for production by individual purchase orders at approximately ten-day to two-week intervals. Similarly, The Colonel's orders molding machines and tooling from Cincinnati Milicron by individual purchase order and does not maintain any agreement with Cincinnati Milicron concerning the purchase of manufacturing equipment.
The Colonel's has not experienced any material difficulties in obtaining raw materials or equipment for production as needed and management of The Colonel's believes that the absence or unavailability of any current source of raw materials or equipment for production would not have a material adverse effect on The Colonel's because an adequate number of alternative sources for both raw materials and production equipment exist to satisfy production requirements in a timely manner.

Distribution and Sales

     The Colonel's products are distributed nationally from The Colonel's manufacturing facility and from affiliated warehouse facilities. The Colonel's manufacturing facility is located in Milan, Michigan. Products are shipped by The Colonel's directly from its manufacturing facility to customers or to distribution warehouses operated by The Colonel's or its distributors. The Colonel's does not maintain any fixed quantity or requirement contracts (or distributor agreements) with any customers. All sales are made in response to individual orders from customers and distributors. Price terms are determined by the volume each customer buys during each calendar month and credit terms are standard. The Colonel's believes that its success has been achieved in part because of an emphasis on rapid delivery of customer orders. To accomplish this, The Colonel's

                                     81
maintains large inventories of the products it manufactures. The Colonel's, Inc. fills orders from existing inventory stock and does not build parts to fill a particular customer's order. Customer orders are generally filled and shipped within 48 hours after their receipt. For these reasons, The Colonel's has virtually no backlog of product orders.

     The Colonel's Vice President of Sales and a staff of four sales personnel have responsibility for sales and distribution of The Colonel's products, promotion and advertising. The sales staff is located in a 1000 square foot sales office owned by The Colonel's and located in Flint, Michigan.

     The Colonel's also operates a warehouse distribution facility in Houston, Texas. The distribution facility is approximately 25,410 square feet in size, has four full-time employees of The Colonel's and is leased by The Colonel's pursuant to a lease agreement having a term through July 1998.

     The Colonel's operates a second warehouse distribution facility in Dallas, Texas. This distribution facility is approximately 25,000 square feet in size, has five full-time employees of The Colonel's and is leased by The Colonel's pursuant to a lease agreement having a term through September 1995.

     The Colonel's operates a third warehouse distribution facility in Phoenix, Arizona. This distribution facility is approximately 52,360 square feet in size, has four full-time employees of The Colonel's and is leased by The Colonel's pursuant to a lease agreement having a term through January 2000.

     The Colonel's Factory Outlet of Arkansas, Inc., an Arkansas corporation, in addition to operating a warehouse and distribution facility of approximately 45,000 square feet for The Colonel's, manufacturers chrome plated steel bumpers and custom chrome trim pieces. The Colonel's Factory Outlet of Arkansas, Inc. occupies a 55,000 square foot manufacturing facility and its products are sold to The Colonel's Distribution Warehouses and to many of the same customers as The Colonel's. Donald J. Williamson, the principal shareholder of The Colonel's, owns all of the issued and outstanding capital stock of The Colonel's Factory Outlet of Arkansas, Inc.

     The Colonel's maintains a fleet of 28 trucks for the transportation and distribution of its products. The Colonel's trucks are maintained pursuant to capital and operating equipment leases and are operated by 21 full-time drivers employed by The Colonel's. Approximately 60% of The Colonel's products are delivered by The Colonel's trucks. The balance of The Colonel's products are shipped by common carrier FOB to customer's location at the customer's expense. The means of delivery utilized by The Colonel's in combination with fairly flexible manufacturing processes, allows orders to be filled on a substantially faster basis than by OEM competitors. Plastic replacement parts for import model automobiles

                                     82
purchased by The Colonel's internationally, for domestic resale, are generally transported to distribution warehouse facilities at The Colonel's expense.

     The Colonel's products are principally marketed through independent sales representatives and are sold primarily to automobile collision body shops, automobile aftermarket supply stores and to regional and national chain stores that sell automobile aftermarket parts. There are approximately 180 independent sales representatives for The Colonel's products who are located in all 50 states, The District of Columbia, Puerto Rico, Canada, Mexico and The Bahamas. Independent sales representatives for The Colonel's are not limited to exclusive sales of The Colonel's products and The Colonel's does not have any written agreements with its independent sales representatives. Compared with OEMs that generally sell only their own parts to service departments in a dealership network, The Colonel's offers a relatively full line of replacement bumpers and facias for multiple automobile models and sells directly to distributors, body shops, automobile service centers and retail customers.

     The Colonel's sold product to over 290 customers throughout the United States, Canada, Mexico and the Caribbean in the first quarter of 1995. The Colonel's customer base has grown in each of the last ten years. In each of the last three years, at least 96% of the prior year's customers have continued to order product from The Colonel's. None of The Colonel's 290 active customers represent more than 10% of total sales.

     The Colonel's participates in industry and automotive trade shows each year, including Automobile Body Parts Association, Bumper Recyclers Association of North America and NACE, at which The Colonel's promotes its lines of plastic bumpers, facias, support beams and brackets. The Colonel's products are reviewed in national industry publications such as Collision Parts Journal, Body Language, and Voice of the Automotive Body Parts Association and approximately 80% of The Colonel's products are listed in the Certified Automotive Parts Association Directory of Aftermarket Body Parts. The Colonel's also promotes its products through advertisements in specialized trade and consumer magazines, through distribution of various professionally prepared product catalogs and brochures and through publication of a quarterly newsletter distributed to customers. In addition, The Colonel's sponsors an annual conference and golf outing with its major customers and suppliers in order to strengthen customer and supplier relations and facilitate feedback with respect to product performance, emerging technology and current market demands.

Competition

     The automotive aftermarket for plastic replacement bumpers and facias is highly competitive. The market is dominated by OEMs such as General Motors Corporation, Ford Motor Company, Chrysler Corporation, Toyota Motor Sales, U.S.A. Inc. and Nissan Motor Corp., U.S.A. These OEMs are more established and have greater financial resources than The Colonel's. These

                                     83
larger OEMs, however, also generally charge higher prices than The Colonel's for their products and generally distribute their products through their own automobile dealership networks rather than through independent distributors and body shops. Automobile insurance companies have successfully advocated the use of less expensive parts by body shops, and OEMs have lost market share in the collision parts market as a result. This may lead OEMs to reduce their prices or pursue such strategies as industrial rights litigation against aftermarket parts competitors.

     In addition, The Colonel's competes with other non-OEM manufacturers of plastic bumpers for the automotive aftermarket industry in North America. The Colonel's believes it is larger and offers a wider selection of products than any of its non-OEM competitors. Recycling companies and auto salvage companies also compete with The Colonel's; however, The Colonel's believes that such competitors are generally small in size, service only local or regional markets, and offer products of varying quality.

     There are also a number of potential competitors to The Colonel's for the non-OEM market. Certain Asian-based companies manufacture replacement plastic automobile bumpers and facias for imported and domestically made foreign automobiles. The major Asian-based companies that offer competing products for sale in North America are Tan Yang and Legion Mold, Tool & Manufacturing Co., Ltd. There can be no assurance that these foreign-based companies that manufacture plastic automotive replacement parts will not enter the domestic replacement bumper and facia market and directly compete with The Colonel's products.

Plant Fire and Insurance Settlement; Properties

     On June 1, 1993, The Colonel's leased facility in Owosso, Michigan, which included its headquarters, sales offices, and principal manufacturing and warehouse facilities, was destroyed by a fire. The fire caused a complete loss of the 280,000 square foot leased facility and damaged inventory, equipment and other contents therein. As a result of the fire, The Colonel's transferred certain of its headquarters personnel and production to its production facility located in Sarasota, Florida, on an interim basis, to supplement a portion of the lost production of the Owosso facility.

     In November 1993, the Company relocated its principal operations and headquarters to Milan, Michigan, and is leasing a 350,000 square foot facility from a company owned by the shareholders of The Colonel's. The Colonel's began production at the Milan facility in December 1993 and was producing the company's full range of products by August 1994. Subsequently, The Colonel's has ceased manufacturing operations in Florida and all manufacturing is now conducted at the Milan facility. The Colonel's believes the Milan manufacturing facility is suitable for the company's requirements and has adequate capacity to accommodate foreseeable production demands. In addition to The Colonel's single manufacturing

                                     84
facility located in Milan, a description of all other sales and distribution facilities used by The Colonel's is contained under "Distribution and Sales."

     The Colonel's finalized negotiations with its insurance carrier for amounts to be received on all coverages in effect at the date of the fire. Total insurance proceeds received for the replacement cost of lost property, lost profits, and other direct costs of the fire were approximately $31,000,000, of which approximately $6,630,000 was due to a shareholder as indemnification of damages to the Owosso facility. The Colonel's has recognized in other income a net gain of approximately $9,082,000 and $9,043,000 in 1994 and 1993, respectively, which represents the amount by which the Colonel's insurance proceeds of $24,370,000 exceeded the sum of the net book value of the assets destroyed and the liabilities resulting from the fire.

Possible Industrial Design Claims and Litigation

     The Colonel's manufactures replacement automobile parts which substantially resemble original automotive parts manufactured by domestic and foreign OEMs. The Colonel's marks and packages its products with its corporate name and distributes its products in such a manner so as not to lead purchasers to conclude that they are purchasing OEM-manufactured collision parts. The Colonel's is aware that some potential exists for marketplace confusion notwithstanding The Colonel's efforts to avoid product confusion. For example, defective OEM-manufactured parts are sometimes mistakenly returned to The Colonel's for replacement under The Colonel's product warranty. Other companies in the collision parts industry have from time to time been the subject of claims and lawsuits brought by OEM's based on claims of intellectual property-right infringements. While The Colonel's has not to date received any such claims or been subjected to any such litigation and is not aware of any threatened or contemplated claims concerning design rights or intellectual property, there can be no assurance that future claims will not be made or that litigation will not be commenced against The Colonel's based on allegations of infringements of intellectual property rights. There also can be no assurance that if any such claims are made or litigation commenced, that such claims or litigation would not adversely affect The Colonel's operations.

Possible Federal Industrial Design Legislation

     Legislation has been introduced in the United States House of Representatives on a number of occasions that would provide a mechanism for registration of certain product design features and would expand copyright protection for designs of replacement parts. If enacted, such legislation might prohibit The Colonel's from manufacturing and distributing its products using shapes and designs similar to those of OEMs that register design features of automobile bumpers or components. Such a prohibition could require The Colonel's to commit significant additional funds to

                                     85
analyze the product design of products of its OEM competitors. Even if The Colonel's were to undertake such additional analysis, there can be no assurance that The Colonel's product designs would not be subject to challenge by OEMs. The Colonel's could be required to expend significant resources for the defense of such challenges, and it could be exposed to liability if it was found to have violated a valid design registration. Accordingly, passage of such legislation could effectively preclude The Colonel's from continuing its operations. It is not possible to predict whether legislation will, in fact, ever be passed. If such legislation is enacted, however, it is probable that it would adversely affect The
Colonel's. Such legislation has been introduced on a number of previous occasions and has never been enacted into law due primarily to strong opposition by the automobile collision repair industry, the automobile insurance industry and by various consumer organizations interested in preserving competition for automotive collision parts. For these reasons, The Colonel's management does not believe that any such legislation is likely to be enacted into law in the foreseeable future. The Colonel's is not aware of any industrial design protection legislation currently pending or under consideration in the United States Congress. However, there can be no assurance that such opposition will prevent the passage of "design-rights" legislation or the passage of compromise legislation which could extend design rights for OEM automobile parts.

Foreign Industrial Design Protection Laws

     The Colonel's presently distributes and sells its products in Canada and Mexico. Such sales represented 4.3% of sales for 1994. Canadian law extends protection for a period of up to ten years to registered industrial designs having novelty in appearance as opposed to novelty of mechanical construction, physical composition, or method of operation. Mexican law extends protection for a period of up to seven years to registered designs under ornamentality and novelty standards similar to Canadian law. The Colonel's management believes that most bumper and facia designs lack the requisite degree of novelty to qualify for design registration in Canada or Mexico. The Colonel's has not been the subject of or threatened with any design right claims under Canadian or Mexican law; however, there can be no assurance that The Colonel's will not be the subject of future design rights claims under Canadian or Mexican law or that Canada or Mexico will not amend existing laws or enact more restrictive protections for industrial design rights that could adversely affect sales of The Colonel's products in those countries.

Possible Addition of Industrial Design Provisions to General Agreement on Tariffs and Trade

     Representatives from numerous countries meet periodically to negotiate changes in the General Agreement on Tariffs and Trade ("GATT"). GATT determines the basic rules for trade between countries that are signatories to the Agreement. In April 1994, 124 countries, including the United States, signed a trade agreement concluding more than seven years of talks

                                     86
under the Uruguay Round of GATT. The Uruguay Round agreement extends the term of GATT and reduces or removes tariffs and trade barriers among member nations. The Uruguay Round agreement was approved by the U.S. Congress and signed by President Clinton in December of 1994 and will take effect in 1995 when ratified by all the member nations.

     As extended in the Uruguay Round, GATT will provide greater protection for intellectual property rights, such as patents, trademarks and copyrights. Although it was reported that restrictive protections for automotive parts made by OEMs and possible "industrial design rights" were considered, no such specific provisions are included in GATT as extended. If restrictive design rights for OEM automotive parts were ever adopted as a part of the GATT agreement, it might have a significant adverse impact on The Colonel's business. Under the Uruguay Round agreement, GATT member nations are scheduled to reconvene in the year 2000 to consider further terms for market liberization and trade expansion.

Employees

     As of December 31, The Colonel's had approximately 174 full-time employees (including leased employees as described below), including 14 salaried managerial and administrative employees and 160 hourly employees. The Colonel's also employs one part-time employee. Of the total number of employees, 138 were in manufacturing, and the balance were in sales, marketing, administrative and executive positions. The Colonel's considers its employee relations to be good.

     Approximately 144 of the hourly workers at the Milan facility are leased from Payroll Transfers Incorporated, an employment brokerage service. Payroll Transfers Incorporated ("PTI") provides benefits to these employees and also pays for workers compensation insurance payroll taxes and paychecks covering these employees. The Colonel's pays a service fee to PTI in accordance with a contract between PTI and The Colonel's.

Legal Proceedings

     The Colonel's has reserved a total of $2,895,406 against claims (which amount includes estimated defense costs) asserted by opposing parties in five, unrelated lawsuits:

     1. Irving J. Baranski et al. v. The Colonel's, Inc. The Colonel's was a defendant and counter-plaintiff in a lawsuit filed by Plaintiffs Irving J. Baranski, Betty Baranski, Robert J. Armstrong and Gayle
Armstrong, in Case No. 94-1204-CA-01 in Sarasota County Circuit Court (12th Judicial District), Sarasota, Florida. Plaintiffs alleged that their company (Nupar, Inc.) fully performed its obligations under a contract in which Nupar agreed to sell assets to The Colonel's. They alleged that they were therefore entitled to receive $1,800,000 in consulting fees under an ancillary agreement. The Colonel's sought a judgment against the plaintiffs for damages arising from breaches of covenants given by plaintiffs and

                                     87
Nupar in the asset sale contract. These proceedings were settled in July 1995 under an agreement pursuant to which The Colonel's will pay the plaintiffs $1.4 million over the next two years, without interest.

     2. Micro Platers Sales, Inc. and Micro-Rim Corporation v. The Colonel's, Inc. The Colonel's is the defendant in a suit filed by Micro Platers Sales, Inc. and Micro-Rim Corporation on December 5, 1991, in Case No. 91 CV 40563 FL in the United States District Court, Eastern District of Michigan, Flint, Michigan. The plaintiffs allege that The Colonel's has monopoly power in the replacement bumper market and they seek damages under the Federal antitrust statutes arising from The Colonel's alleged use of predatory pricing on two bumpers to keep Micro-Rim from entering the market and The Colonel's alleged subsequent refusal to sell bumpers to Micro Platers, which is Micro Rim's parent company. In order to end the rising cost of this litigation and not as an admission of responsibility, The Colonel's formally offered to stipulate to the entry of a $160,000 judgment under Federal Rule of Civil Procedure 68 in February, 1994. Based upon the plaintiffs' latest admissions of no damages on all but two of their previously pled claims, The Colonel's believes that amount is far more than sufficient to cover any liability arising from the alleged sale of 1,900 bumpers at a price below their average variable cost. Unless the plaintiffs obtain a judgment in excess of $160,000, The Colonel's will be entitled to receive its post-February, 1994 defense costs, which presently total more than $249,000. The Colonel's is the plaintiff in a companion case, The Colonel's, Inc., et al, vs. Micro Platers and seven other defendants, which was consolidated by the United States District court with Case 40563. The Colonel's believes that any damages that would result from an adverse jury verdict on the antitrust claim will be offset by the damages that The Colonel's and a co-plaintiff, Blain Distributing Company, are seeking for the opposing party's illegal actions, taken in concert with the other two named parties, to force The Colonel's to stop selling products to Blain Distributing Company, which competed with those parties.

     3. Smillie Plumbing & Heating, Inc. v. The Colonel's, Inc. et al. The Colonel's is an additional named party defendant in a civil action brought against a contractor, Unique Creations, Inc., which contracted with The Colonel's to design, fabricate and install the automated paint line system in The Colonel's Milan, Michigan manufacturing facility. The lawsuit, Smillie Plumbing and Heating, Inc. v. The Colonel's, Inc. and fourteen other defendants, was filed on July 20, 1994 in Monroe County Circuit Court Case No. 94-2727-CH after it was discovered that the contractor, Unique Creations, Inc., owed its subcontractors $71,000 more than The Colonel's would owe Unique if and when Unique completed its contract with The Colonel's. The Colonel's has purchased 10 of the 13 subcontractors' construction lien claims and expects to resolve the remaining three for less than $44,000. The Colonel's cannot place a value on any expected recovery on its own claim to over $200,000 in damages and reimbursement from the contractor, which is insolvent and out of business.



                                     88
     4. Frank J. Kelley, Attorney General of the State of Michigan, ex rel, The Michigan Department of Natural Resources v. The Colonel's, Inc. The Colonel's was the named defendant in a civil action brought against it by the Michigan Department of Natural Resources on October 30, 1994 in Monroe County Circuit Court Case No. 94-2942-CE. This case arose from the failure of The Colonel's paint line system contractor, Unique Creations, Inc., to obtain an air quality installation permit before beginning to install the paint line in November, 1993. The Colonel's, Inc. and the MDNR negotiated a $200,000 settlement of all claims raised in that suit. The Colonel's timely paid that amount and an order was entered by Judge Michael
W. LaBeau on May 4, 1995, dismissing the action upon the parties' earlier stipulation that both had fully performed their obligations under the settlement agreement.

     5.   The Colonel's, Inc. v. Cincinnati Milacron Marketing Company.
The Colonel's is the plaintiff and counter-defendant in a suit that it filed on February 14, 1994 in Monroe County Circuit Court against Cincinnati Milacron Marketing Company. That action was later removed on defendant's motion to the United States District Court, Eastern District of Michigan, Detroit, Michigan and has been assigned Case No. 94 CV 70690 DT. The underlying controversy arose because a machine, as delivered, did not have the capacities promised at the time The Colonel's issued a purchase order for the machine. The trial court has issued an interim ruling that The Colonel's cannot introduce evidence regarding those promises unless they were incorporated in a writing signed by the defendant. The defendant sold the rejected machine to another buyer for more money than The Colonel's purchase order required it to pay, but has filed a counterclaim seeking its costs for finding another buyer and for lost profits. The Colonel's believes the vendor will be found not to be entitled to damages and may owe The Colonel's the difference between the sales prices, because Cincinnati Milacron asserted its rights as a secured party and not as an unsecured seller. The Colonel's cannot appeal the trial court's ruling regarding its damages against Cincinnati Milacron until the case has been completely resolved at the trial level.

     The Colonel's is involved in various other legal proceedings which have arisen in the normal course of its operations. While the results of such proceedings and those discussed in the five preceding paragraphs cannot be predicted with certainty, management believes that any amounts that may be required resulting from the final outcome of such matters in addition to amounts presently accrued will not have a material adverse effect on The Colonel's financial position or results of operations.

Environmental Remediation

     The Colonel's is responsible for the cleanup of hazardous materials and ground contamination located at the Owosso, Michigan facility as a result of the fire. See "Plant Fire and Insurance Settlement; Properties." In August 1993, the Michigan Department of Natural Resources required that The Colonel's perform a complete hydrogeological study of this site to

                                     89
determine the extent of the contamination. The Colonel's will engage environmental consultants in the summer of 1995 to determine the extent of the hazardous materials located at this site, if any, and the cost of any cleanup. The cost of any cleanup that may be required at the Owosso site is not expected to have a material adverse impact on the financial position or results of operations of The Colonel's.

     As part of the lease agreement with a related party for the Milan, Michigan facility, The Colonel's is also responsible up to an amount of $2,000,000 for the remediation of hazardous material, if any, that existed at this site prior to The Colonel's entering into the lease in June 1993. The Colonel's has accrued reserves for all estimated cleanup costs based on an environmental study of the site. The cost of any remediation that may be required at the Milan facility is not expected to have a material adverse impact on the financial position or results of operations of The Colonel's.


                   UNAUDITED PRO FORMA COMBINED SELECTED
            FINANCIAL DATA AND CONDENSED FINANCIAL INFORMATION


Brainerd and The Colonel's Pro Forma Combined Selected Financial Data
(Unaudited)

     The following unaudited pro forma combined selected financial data accounts for the Merger as a purchase of Brainerd by The Colonel's. For the purpose of the pro forma combined financial information, the purchase price is assumed to be approximately $1,494,000, which is the estimated fair value of 97.5% of Brainerd at $2.26 per share. This unaudited pro forma combined financial data should be read in conjunction with the unaudited pro forma condensed combined balance sheet and statement of income appearing elsewhere in this section. The unaudited pro forma financial information has been included as required by the rules and regulations of the Commission, is provided for comparative purposes only, and does not purport to be indicative of the results that actually would have been obtained if the Merger had been effected on the dates indicated or of those results that may be obtained in the future.

                                                                                 Combined
  Operations for Year      Historical December 31, 1994      Pro Forma           Pro Forma
Ended December 31, 1994     Colonel's          Brainerd      Adjustments      December 31, 1994
     Net Sales            $28,492,013        $2,449,923                         $30,941,936
     Net Income            10,887,714           170,181     (3,752,000)           7,305,895
     Net Income
       per Share                $1.81             $0.25                               $0.30

                                     90

                                                                                   Combined
Operations for Six Months     Historical June 30, 1995        Pro Forma           Pro Forma
   Ended June 30, 1995       Colonel's         Brainerd      Adjustments        June 30, 1995
     Net Sales             $14,651,145         $481,616                          $15,132,761
     Net Income
       (loss)                2,401,020         (295,509)      (784,519)            1,328,992
     Net Income
       (loss) per
       Share                     $.40             $(.43)                                $.05

                                                                                  Combined
                             Historical June 30, 1995         Pro Forma           Pro Forma
Financial Condition         Colonel's          Brainerd      Adjustments        June 30, 1995
     Total Assets         $30,833,083        $2,615,368      $  496,375           $33,944,826
     Long-Term
       Obligations          5,077,474           525,738       1,395,000             6,998,212
     Book Value
       per Share                $1.76             $1.94                                  $.45


Brainerd and The Colonel's Pro Forma Condensed Combined Balance Sheet
(Unaudited)

     The following unaudited pro forma condensed combined balance sheet combines the condensed balance sheet of Brainerd at June 30, 1995, with the condensed balance sheet of The Colonel's at June 30, 1995, accounting for the Merger as a purchase of Brainerd by The Colonel's, as though the Merger had occurred as of June 30, 1995. The pro forma amounts assume The Colonel's converted to a C corporation for federal income tax purposes. This unaudited pro forma condensed combined balance sheet should be read in conjunction with the accompanying historical financial statements and related notes thereto of Brainerd and The Colonel's, and their respective management's discussion and analysis of financial condition and results of operations, appearing elsewhere in this Proxy Statement.









                                     91

                                                                                                    Combined
   Historical June 30, 1995              Pro Forma           Pro Forma
                                       Colonel's           Brainerd           Adjustments         June 30, 1995
ASSETS
CURRENT ASSETS:
   Cash                             $     224,486        $  377,534                              $     602,020
   Accounts receivable                  2,420,593                 0                                  2,420,593
   Inventories                          6,046,165                 0                                  6,046,165
   Notes receivable                       425,927                 0                                    425,927
   Other current assets                   611,806            31,435            286,000<FN1>
                                                                                23,000<FN3>            952,241

      Total current assets              9,728,977           408,969            309,000              10,446,946

Property, Plant and
 Equipment, net                        13,322,157         2,206,399            187,375<FN2>         15,715,931

OTHER ASSETS:
   Notes receivable                     3,519,561                 0                                  3,519,561
   Other long-term assets               4,262,388                 0                                  4,262,388
      Total other assets                7,781,949                 0                  0               7,781,949

TOTAL ASSETS                        $  30,833,083        $2,615,368          $ 496,375           $  33,944,826

LIABILITIES AND
   SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Notes payable                    $   4,200,000                                                $   4,200,000
   Current portion of
      long-term obligations             2,973,584            76,021                                  3,049,605
   Other current liabilities            7,965,092           700,605                                  8,665,697
      Total current liabilities        15,138,676           776,626                  0              15,915,302

LONG-TERM LIABILITIES                   5,077,474           525,738          1,054,000 <FN1>
                                                                               341,000 <FN3>         6,998,212
SHAREHOLDERS' EQUITY:
   Common stock                           602,100             6,778           (367,100)<FN2>           241,778
   Additional paid-in capital           1,244,511         3,432,303            367,100 <FN2>
                                                                            (1,938,702)<FN2>         3,105,212
   Retained earnings
      (Accumulated deficit)             8,770,322        (2,126,077)         2,126,077 <FN2>
                                                                              (318,00) <FN3>
                                                                              (768,000)<FN1>         7,684,322
      Total shareholders' equity       10,616,933         1,313,004           (898,625)             11,031,312

TOTAL LIABILITIES
   AND SHAREHOLDERS' EQUITY         $  30,833,083       $ 2,615,368        $   496,375           $  33,944,826
                                     92

<FN1>  Represents the deferred taxes at December 31, 1994.
<FN2>  Represents the reclassification from common stock to additional paid-in capital due to the recapitalization in connection with the Merger, the increase in shareholders' equity and property, plant and equipment due to purchase accounting.  The purchase price was calculated using the price per share of $2.26 paid April 6, 1995, for a controlling interest in Brainerd, as follows:

       Outstanding shares of Brainerd Common Stock
       at $2.26 (rounded) . . . . . . . . . . . . . . .    $1,532,000
       Percent of Brainerd Common Stock exchanged
           for The Colonel's Common Stock . . . . . . .        x 97.5%
       Assumed fair value of the purchase (rounded) . .    $1,494,000
<FN3>  Represents the deferred taxes at June 30, 1995.


Brainerd and The Colonel's Pro Forma Condensed Combined Statement of Income (Unaudited)

     The following unaudited pro forma condensed combined statement of income combines the condensed statement of income of Brainerd and the condensed statement of income for The Colonel's for the year ended
December 31, 1994, and for the six-month period ended June 30, 1995, accounting for the Merger as a purchase of Brainerd by The Colonel's, as though the Merger had occurred at the beginning of the fiscal year ended December 31, 1994. The pro forma amounts assume The Colonel's converted to a C corporation for federal income tax purposes. The pro forma condensed combined statement of income should be read in conjunction with the historical financial statements and related notes thereto of Brainerd and The Colonel's, which accompany this Proxy Statement.


     Year Ended                        Historical December 31, 1994            Pro Forma         Pro Forma
 December 31, 1994:                    Colonel's           Brainerd           Adjustments     December 31, 1994
   Net Sales                         $ 28,492,013        $ 2,449,923                          $ 30,941,936
   Cost of Sales                       19,599,470          1,750,676          (8,000)<FN3>      21,342,146
      Gross Profit                      8,892,543            699,247           8,000             9,599,790
   Selling, General and
      Administrative Expenses           5,101,270            464,894                            5,566,164
   Plant Closing Costs                  1,389,368                                               1,389,368
   Income from Operations               2,401,905            234,353           8,000            2,644,258

   Interest Expense, net                 (679,196)           (64,172)                            (743,368)
   Gain on Insurance Settlement         9,081,662                                               9,081,662
   Other                                   83,343                                                  83,343


                                     93
   Net Income before
      income taxes                     10,887,714            170,181           8,000           11,065,895

   Tax (provision) benefit                                                   363,000 <FN1>
                                                                          (4,123,000)<FN2>   ($ 3,760,000)
                                                                          (3,760,000)          (3,760,000)
   Net income                        $ 10,887,714        $   170,181     $(3,752,000)         $ 7,305,895
   Net income per Share                     $1.81              $0.25                                $0.30<FN4>

   Number of Shares                     6,021,000            677,830                           24,177,830<FN5>

<FN1>  Represents the 1994 effect of the deferred tax provision.
<FN2>  Represents the adjustment to record the 1994 current tax liability.
<FN3>  Represents the reduction in depreciation due to reduction in the carrying value of certain plant and equipment.
<FN4>  Pro forma net income per share was calculated by dividing the combined pro forma net income by the number of shares of Brainerd Common Stock outstanding after the Merger (24,177,830).
<FN5>  Common shares outstanding assume that the 23.5 million shares of
       Brainerd Common Stock to be issued to The Colonel's shareholders and the 677,830 shares of existing Brainerd Common Stock were outstanding for the entire year.

                                                                                                Combined
Six Months Ended                      Historical June 30, 1995              Pro Forma           Pro Forma
   June 30, 1995                     Colonel's           Brainerd           Adjustments       June 30, 1995
   Net Sales                        $14,651,145         $ 481,616                            $15,132,761
   Cost of Sales                      9,807,373           311,966            (4,000)<FN3>     10,115,339
      Gross Profit                    4,843,772           169,650                              5,017,422

   Selling, General and
      Administrative Expenses         2,338,068           458,038                              2,796,106
   Income (loss) from Operations      2,505,704          (288,388)                             2,221,316
   Interest Expense, net               (143,909)          (32,983)                              (176,892)
   Other                                 39,225            25,882                                 65,087
   Net Income (loss) before
      income taxes                    2,401,020          (295,509)                             2,109,511
                                                                          $  (4,000)

   Tax (provision) benefit                    0                 0           462,519 <FN1>
                                             --                --           318,000 <FN2>        780,519
   Net income                       $ 2,401,020         $(295,509)        $ 784,519          $ 1,328,992
   Net income per Share                   $0.40           $ (0.43)                                $ 0.05

   Number of Shares                   6,021,000           677,800                             24,177,800

                                     94

_________________________________

<FN1> Represents current tax expense for the six-month period.
<FN2> Represents the effect of deferred taxes for the six-month period.
<FN3> Represents the reduction in depreciation expense if the purchase took place at December 31, 1994.


                 DESCRIPTION OF CAPITAL STOCK OF BRAINERD


     Upon the adoption of the new Articles of Incorporation for The Colonel's Holdings, the Company will be authorized to issue 35,000,000 shares of $0.01 par value common stock and 5,000,000 undesignated preferred shares. All shares of Brainerd Common Stock presently outstanding are, and the shares to be issued in the Merger will be, legally issued, fully paid and nonassessable. A discussion of provisions in Brainerd's Articles of Incorporation and Bylaws that may have the effect of delaying, deferring or preventing a change in control following effectiveness of the proposed Reincorporation is contained in "PROPOSAL II: REINCORPORATION OF BRAINERD - Possible Negative Considerations."

Common Stock

     Authorized shares of common stock not yet outstanding may be issued from time to time in such amounts as determined by the Board of Directors of Brainerd. The holders of common stock of Brainerd do not have any preemptive rights to subscribe for any shares or other securities of Brainerd, nor any right to have their shares redeemed by Brainerd. Each holder of common stock has one vote per share upon all matters voted upon by shareholders. Such voting rights are noncumulative so that shareholders having more than 50% of the outstanding common stock are able to elect all members of the Board of Directors. When and if dividends are declared, they will be paid equally on all outstanding shares. In the event of liquidation, each share of common stock will participate equally in the distribution of assets to shareholders. The dividend and liquidation rights of holders of common stock may be subordinate to those of holders of undesignated shares, if and when such shares are designated and issued.

Preferred Stock

     The Board of Directors of Brainerd will be authorized to determine, without any further action by the shareholders, the rights, preferences and privileges of 5,000,000 authorized but unissued, undesignated preferred shares. Should the Board of Directors elect to exercise its authority, the rights, preferences and privileges of holders of common stock could be made subject to the rights, preferences and privileges of the undesignated preferred shares established by the Board of Directors which could

                                     95

adversely affect the rights of holders of common stock, and could defer or prevent a change in control of Brainerd. Neither Brainerd nor The Colonel's currently have any pending negotiations, contracts or transactions relating to the issuance of preferred shares.

Dividend Policy

     Brainerd has not paid any cash dividends on its common stock for the two most recent fiscal years or for the six-month period ended June 30, 1995, and does not anticipate paying any such dividends in the foreseeable future. Management intends to apply future earnings, if any, to the development of the business of Brainerd and The Colonel's.

Transfer Agent

     The current transfer agent and registrar for Brainerd's common stock is American Stock Transfer, Inc. located in Denver, Colorado. The Brainerd Board of Directors has authorized management to retain the Registrar and Transfer Company located in Cranford, New Jersey as the transfer agent and registrar for the Colonel's Holdings following effectiveness of the Merger and reorganization.

Reports to Shareholders

     Following the Merger, The Colonel's Holdings will provide its shareholders with an annual report containing audited financial statements of the Company. In addition, The Colonel's Holdings will distribute periodic reports and unaudited interim financial reports to its shareholders in accordance with applicable federal securities laws.


                     MARKET PRICES AND RELATED MATTERS


Brainerd

     Brainerd Common Stock has been traded over-the-counter and is quoted on the NASDAQ Small-Cap Market system under the symbol "BIRI." Trading on the NASDAQ system commenced in January 1986. The following table sets forth for each period indicated the high and low last sale prices for Brainerd Common Stock as reported on the NASDAQ system. Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commissions, and may not necessarily represent actual transactions.








                                     96

          Quarterly Period Ended            High Bid     Low Bid
            March 31, 1993                    $1.75       $1.50
            June 30, 1993                     $2.00       $1.75
            September 30, 1993                $2.00       $1.25
            December 31, 1993                 $1.25       $0.50
            March 31, 1994                    $1.19       $1.00
            June 30, 1994                     $1.19       $1.19
            September 30, 1994                $9.00       $1.13
            December 31, 1994                $13.38       $4.75
            March 31, 1995                   $12.00       $6.00
            June 30, 1995                     $8.50       $6.50
            September 30, 1995                $6.00       $6.00

     The high bid and low asked prices for Brainerd Common Stock as of the close of business on December 14, 1994 (the last trading date prior to public announcement of the signing of the letter of intent for the Merger transaction), was $13.00 and $10.75, respectively. There were 242 shareholders owning Brainerd common stock on September 27, 1995; however, Brainerd believes that the number of beneficial owners of Brainerd Common Stock exceeds 500. The number of shares of Brainerd Common Stock held by persons owning 5% or more of Brainerd's Common Stock, directors and executive officers is set forth under "PROPOSAL V: ELECTION OF DIRECTORS OF BRAINERD - Voting Securities and Security Ownership of Certain Beneficial Owners and Management."

The Colonel's

     Since its incorporation in 1982, all issued shares of The Colonel's Common Stock have been owned solely by Donald J. Williamson and Patsy L. Williamson. There is no established public trading market for The Colonel's Common Stock. There were two shareholders owning The Colonel's Common Stock on May 15, 1995, the Record Date for the Colonel's Meeting. A discussion of distributions from The Colonel's to its shareholders is contained in "SELECTED FINANCIAL DATA OF THE COLONEL'S."


                   MANAGEMENT AND PRINCIPAL SHAREHOLDERS


Principal Shareholders of Brainerd

     Information regarding persons or groups known by Brainerd to be the beneficial owners of more than 5% of the outstanding shares of Brainerd Common Stock as of July 31, 1995, is shown in the following table. Information concerning such security holdings has been furnished by the holders thereof to Brainerd. Mr. Mott may be deemed to be a "control

                                     97
person" by virtue of his ownership of Brainerd Common Stock. For additional information relating to the principal shareholders of Brainerd, see "PROPOSAL V: ELECTION OF DIRECTORS OF BRAINERD - Voting Securities and Security Ownership of Certain Beneficial Owners and Management."

                                   Amount and
                                    Nature of                     Pro Forma
Name and Address                   Beneficial         Percent     Percent of
of Beneficial Owner               Ownership <FN1>     of Class    Class <FN2>
Charles Mott                         420,000           61.96%       1.8%
G9502 North Saginaw
Mt. Morris, Michigan 48458

Donald J. Williamson                  67,080            9.9%        97.5%
3425 Parkside Drive
Flint, Michigan 48503

_____________________
<FN1>  Except as otherwise disclosed, shares owned represent shares for which the beneficial owner has sole voting and investment power.
<FN2>  Gives pro forma effect to the Merger and to the issuance of 23,500,000 shares of Brainerd Common Stock to Donald and Patsy Williamson in the Merger, in addition to Brainerd shares currently owned by Mr. Williamson.

Principal Shareholders of The Colonel's

     Information regarding persons or groups known by The Colonel's to be the beneficial owners of more than 5% of the outstanding shares of The Colonel's Common Stock as of July 31, 1995, is shown in the following table. Information concerning such security holdings has been furnished by the holders thereof to The Colonel's.

                                   Amount and
                                    Nature of                     Pro Forma
Name and Address                   Beneficial         Percent     Percent of
of Beneficial Owner <FN1>        Ownership <FN2>     of Class     Class <FN3>
Donald J. Williamson               3,040,605           50.5%         49.4%

Patsy L. Williamson                2,980,395           49.5%         48.1%

_____________________

                                       98
<FN1>  The address of each listed shareholder is 3425 Parkside Drive, Flint,
       Michigan 48503.
<FN2>  Except as otherwise disclosed, shares owned represent shares for which the beneficial owner has sole voting and investment power.
<FN3>  Gives pro forma effect to the Merger and to the issuance of 23,500,000 shares of Brainerd Common Stock to Donald and Patsy Williamson in the Merger, in addition to Brainerd shares currently owned by Mr. Williamson.

Management of Brainerd

     Directors of Brainerd hold office (subject to Brainerd's Bylaws) until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Officers of Brainerd are appointed to serve, subject to discretion of the Board, for the term for which they were appointed and until their successors have been elected and have qualified. For information relating to the directors and executive officers of Brainerd, see "PROPOSAL V: ELECTION OF DIRECTORS OF BRAINERD - Directors and Executive Officers."

Management of The Colonel's

     General. Directors of The Colonel's hold office (subject to The Colonel's Bylaws) until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Officers of The Colonel's are appointed to serve, subject to discretion of the Board, for the term for which they were appointed and until their successors have been elected and have qualified.


                           CERTAIN TRANSACTIONS


Interests of Mr. Williamson

     Donald J. Williamson owns 67,080 shares of Brainerd Common Stock representing approximately 9.9% of the outstanding shares of Brainerd
Common Stock on July 31, 1995. Mr. Williamson, together with his wife, owns all of the outstanding capital stock of the Colonel's. See "MANAGEMENT AND PRINCIPAL SHAREHOLDERS." Additionally, Mr. Williamson serves as a director and President of The Colonel's and is a nominee for election to the Brainerd Board of Directors. Assuming the Merger is approved and Mr. Williamson is elected to the Board, it is anticipated that Mr. Williamson would serve as Chief Executive Officer of The Colonel's Holdings.

     Upon completion of the proposed Merger, Mr. Williamson and Mrs. Williamson would own 23,567,080 shares of Common Stock of The Colonel's

                                     99
Holdings representing approximately 97.5% of the outstanding shares of Common Stock of The Colonel's Holdings immediately following the Merger. Additionally, it is anticipated that Mr. Williamson would serve in the positions of director, Chairman and Chief Executive Officer of The Colonel's Holdings following the Merger. See "PROPOSAL V: ELECTION OF DIRECTORS OF BRAINERD." Mr. Williamson has advised Brainerd and The Colonel's that he intends to vote all of his shares of Brainerd Common Stock and The Colonel's Common Stock in favor of the Merger and all other proposals set forth in this Proxy Statement.

Related Party Transactions Involving The Colonel's

     The Colonel's is a party to certain transactions with related parties which are summarized below.

     Lease of Milan, Michigan, Facility. In June of 1993, the Colonel's began leasing its Milan, Michigan, facility from an affiliated company
620 Platt Road, LLC. Donald J. Williamson and Patsy L. Williamson own all of the outstanding capital stock of The Colonel's and are the sole members of 620 Platt Road, LLC. The term of the current lease is from June 18, 1993, to June 17, 1995. Rent expense to The Colonel's for the Milan facility was $490,000 in 1993 and $840,000 in 1994. It is anticipated that The Colonel's will maintain its manufacturing operations and principal executive offices in the Milan facility and that a new lease will be negotiated upon similar terms for a term beginning June 18, 1995. The Colonel's formerly leased its Owosso, Michigan facility from the shareholders of The Colonel's. See "BUSINESS OF THE COLONEL'S - Plant Fire and Insurance Settlement."

     The Colonel's Factory Warehouse of Arkansas, Inc. Donald J. Williamson owns all of the outstanding capital stock of The Colonel's Factory Warehouse of Arkansas, Inc. ("The Colonel's Arkansas"). The Colonel's Arkansas is located in West Memphis, Arkansas, and is primarily engaged in manufacturing chrome plated bumpers for sale as aftermarket replacement parts. The Colonel's engages in certain transactions with The Colonel's Arkansas including sales and purchases of inventory and payment for and reimbursement of payroll expenses of The Colonel's Arkansas. As of December 31, 1994, The Colonel's held a note receivable from The Colonel's Arkansas in the amount of $2,138,186. The note bears interest at the annual rate of 7% and is payable in monthly installments until January 1, 2000, when the remaining balance is due and payable. The note is secured by the personal guaranty of Mr. Williamson. During 1994, sales of inventory by The Colonel's to The Colonel's Arkansas were in the amount of $309,500 and purchases of inventory were in the amount of $224,300.

     Blain Buick-GMC, Inc. Patsy L. Williamson owns all of the outstanding capital stock of Blain Buick-GMC, Inc. ("Blain Buick"). Blain Buick is an automobile dealership located in Flint, Michigan. The Colonel's engages in certain transactions with Blain Buick, including the purchase of automobiles, parts, and automotive service and the lease of certain

                                     100
property from which rental income is earned. During 1994, purchases of automobiles, parts, and services by The Colonel's from Blain Buick were in the amount of $147,000 and rental income paid by Blain Buick to The Colonel's was in the amount of $12,000. As of December 31, 1994, The Colonel's held a note receivable from Blain Buick in the amount of $695,118. The note bears interest at 1% above the prime rate.

     Transactions with Brainerd. The Colonel's leases a skybox at the Brainerd International Raceway and pays rent equal to that charged to unaffiliated parties. The Colonel's expects to stage customer appreciation and other events at the raceway, as well as to develop ways to enhance the public visibility of its name and products through sponsorship of events at the raceway.

             THE BRAINERD BOARD OF DIRECTORS RECOMMENDS A VOTE
                           FOR THIS PROPOSAL


                             PROPOSAL II:
                    REINCORPORATION OF BRAINERD


Principal Features of Reincorporation

     The Brainerd Board of Directors has unanimously approved, and recommends for shareholder approval, a plan of reorganization (the "Reincorporation") in the form of a merger pursuant to which Brainerd's state of incorporation will change from Minnesota to Michigan. The Reincorporation will affect a number of important changes in the structure of corporate governance under which Brainerd has previously operated, including: (1) changing Brainerd's name from Brainerd International, Inc.
to The Colonel's Holdings, Inc.; (2) increasing the number of authorized shares of Brainerd Common Stock and authorizing the issuance of preferred stock having such rights, preferences, and privileges as the Board of Directors may determine; (3) converting each outstanding share of Brainerd Common Stock (other than dissenting shares) into one share of Common Stock, $.01 par value per share of The Colonel's Holdings, Inc., a Michigan corporation; (4) establishing a classified Board of Directors;
(5) eliminating shareholders' ability to call special meetings of shareholders; (6) requiring that all shareholder business or actions be conducted or taken only at an annual or special meeting of shareholders and not through an action by written consent of shareholders, except as ratified in advance by the Board of Directors; and (7) creating certain requirements concerning advance notice of (i) nominations by shareholders of persons for election to the Board of Directors and (ii) business matters proposed to be introduced by shareholders at annual meetings. The Reincorporation will not result in any change in the business, management, assets, liabilities or net worth of Brainerd. Reincorporation in Michigan will allow Brainerd to take advantage of certain provisions of the corporate laws of Michigan. The purposes and effects of the proposed Reincorporation are summarized below.
                                     101
     In order to effect Brainerd's reincorporation in Michigan, Brainerd will be merged into a newly formed, wholly owned subsidiary incorporated in Michigan named The Colonel's Holdings, Inc. ("The Colonel's Holdings").
The Colonel's Holdings has not engaged in any activities except in connection with the proposed Reincorporation described herein. Following the Reincorporation, the principal executive office of Brainerd
International Raceway, Inc. will remain at the same location as the current executive office of Brainerd in Minnetonka, Minnesota and the principal executive office of The Colonel's Holdings will be located at the same location of The Colonel's executive office and manufacturing facility in Milan, Michigan. In addition, upon effectiveness of the Reincorporation, the Board of Directors of The Colonel's Holdings will consist of those persons elected to the Board of Directors of Brainerd at the Brainerd Meeting. Such persons and their respective terms of office are set forth in "PROPOSAL V: ELECTION OF DIRECTORS OF BRAINERD." The individuals serving as executive officers of Brainerd immediately prior to the Reincorporation will serve as executive officers of The Colonel's Holdings upon effectiveness of the Reincorporation except as otherwise designated by the Board. In connection with its approval and recommendation of Brainerd's reincorporation in Michigan, the Board has approved, and recommends to Brainerd shareholders for their adoption and approval, an Agreement and Plan of Reorganization (the "Reincorporation Agreement") pursuant to which Brainerd International, Inc. will be merged with and into The Colonel's Holdings. The full texts of the Agreement and Plan of Reorganization and the Articles of Incorporation and Bylaws of the successor Michigan corporation under which Brainerd's business would be conducted after the merger are set forth as Exhibit D, Exhibit E, and Exhibit F, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such exhibits.

     In the following discussion of the proposed Reincorporation, the term "Brainerd" refers to Brainerd as currently organized as a Minnesota corporation; the term "The Colonel's Holdings" refers to the newly formed, wholly owned Michigan subsidiary of Brainerd that will be the surviving corporation after the completion of the Reincorporation; and the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.

     Upon shareholder approval of the Reincorporation, and upon approval of appropriate articles or certificates of merger by the Secretaries of State of the States of Minnesota and Michigan, Brainerd will be merged with and into The Colonel's Holdings pursuant to the Reincorporation Agreement, resulting in a change in Brainerd's state of incorporation. Brainerd will then be subject to the Michigan Business Corporation Act and the Articles of Incorporation and Bylaws set forth as Exhibit E and Exhibit F, respectively. In addition, the proposed Articles of Incorporation set forth as Exhibit E attached hereto include provisions opting out of the Michigan control share acquisition and business combination statutes, which statutes may otherwise provide certain protection to shareholders in connection with a proposed takeover or other business combination with an interested shareholder. As a result of the change in governing law from

                                     102
Minnesota to Michigan and the provisions in the proposed Articles of Incorporation of The Colonel's Holdings electing to opt out of the Michigan control share acquisition and business combination statutes, the shareholders of Brainerd will lose the benefits of certain protection provided by the Minnesota Business Corporation Act and the Michigan Business Corporation Act as described below. See "Comparison of Governing Instruments of The Colonel's Holdings and Brainerd and Corporation Laws of Minnesota - Anti-Takeover Legislation." Upon the effective time of the Reincorporation, each one outstanding share of Common Stock of Brainerd automatically will be converted into one share of Common Stock of The Colonel's Holdings. Outstanding options and warrants to purchase shares of Common Stock of Brainerd, if any, will be converted into options or warrants, as applicable, to purchase shares of Common Stock of The Colonel's Holdings at a ratio of one share of Brainerd Common Stock to one share of The Colonel's Holdings Common Stock.

     IT WILL NOT BE NECESSARY FOR BRAINERD SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE COLONEL'S HOLDINGS; OUTSTANDING STOCK CERTIFICATES OF BRAINERD SHOULD NOT BE DESTROYED OR SENT TO BRAINERD. Following the Reincorporation, delivery of previously outstanding stock certificates of Brainerd will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of The Colonel's Holdings. Shares of The Colonel's Holdings Common Stock will be traded in the over-the-counter market on the NASDAQ Small-Cap Market system, where shares of Brainerd Common Stock are presently traded.

Principal Reasons for Changing Brainerd's State of Incorporation

     Brainerd's Board of Directors believes that the Reincorporation will provide flexibility for both the management and business of Brainerd.

     The Brainerd Board of Directors believes that Michigan has a favorable legal and regulatory environment in which to operate. The Colonel's has been incorporated in the State of Michigan and has maintained its principal executive offices and manufacturing facilities in Michigan since its formation in 1982. Directors and executive officers of The Colonel's who are currently members of and nominees for election to the Brainerd Board of Directors are familiar with incorporation in the State of Michigan and desire that The Colonel's Holdings be incorporated in the State of Michigan. Michigan corporate law has been intentionally enacted to parallel closely Delaware corporate law in many respects. For many years, Delaware has followed a policy of encouraging incorporation in that state and has adopted comprehensive and flexible corporate laws and has developed a substantial body of case law construing Delaware corporate law. Because Michigan corporate law closely parallels Delaware corporate law, the Brainerd Board of Directors believes the Company will have the benefit of greater predictability with respect to corporate legal affairs. Additionally, by incorporating in Michigan rather than Delaware, the Company will not be liable for annual franchise taxes. Delaware imposes an annual franchise tax upon companies incorporated in Delaware regardless of

                                     103
where their operations are located, which taxes can be significant in amount. Michigan has no annual franchise tax.

     The Company believes that the Reincorporation will also allow the Company to make use of the increased flexibility and certain other features afforded by Michigan law that the board of directors believes will encourage potential acquirers in any takeover attempt to negotiate directly with the Board of Directors. Takeover attempts have become increasingly common in recent years. Takeover attempts that are not negotiated and approved by the Board of Directors can seriously disrupt the business and management of a company and cause that company to incur great expense.
Such attempts may also take place at inopportune times and may involve terms which may be less favorable to all of the shareholders than would be available in a transaction negotiated and approved by the board of directors. On the other hand, transactions approved by the board of directors can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the company and all of its shareholders. In addition, in the case of a proposal which is presented to the board of directors, there is greater opportunity for the board of directors to analyze the proposal thoroughly and to present that analysis to the shareholders in the most effective manner.

     Unsolicited or hostile takeover attempts are frequently structured in ways which the Board of Directors believes may not be in the best interests of all the shareholders. Although a takeover attempt may be made at a price substantially above then current market prices, such offers are sometimes made for less than all of the outstanding shares of a target company. As a result, shareholders may be presented with the alternatives of either partially liquidating their investment at a time that may be disadvantageous or retaining their investment as minority shareholders in an enterprise that is controlled by persons whose objectives may be different from those of the remaining minority shareholders. A takeover attempt may take the form of a two-tier offer in which cash is offered for a portion of the target company's outstanding shares and thereafter securities that are or may be worth less than the cash portion are offered for the remaining shares. Furthermore, hostile takeover attempts are sometimes timed and designed to foreclose or minimize the possibility of more favorable competing bids, which frequently may result in shareholders losing the opportunity to receive and consider alternative and possibly more attractive proposals.

     The Board of Directors recognizes that takeover attempts that are not negotiated with and approved by a target company's board of directors do not always have the unfavorable consequences or effects described above. See "Possible Negative Considerations" below. However, the Board of Directors believes that the potential advantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and all of its shareholders. Accordingly, the Board of Directors believes that it is in the best interests of the Company and its shareholders to encourage

                                     104
potential acquirers to negotiate directly with the Board of Directors and that certain of the changes resulting from the proposed Reincorporation will encourage such negotiations and may discourage hostile takeover attempts. It is also the Board of Directors' view that the existence of these provisions should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of The Colonel's Holdings and that is in the best interests of all of its shareholders. No aspect of the proposed Reincorporation would prevent any person from making a tender offer to The Colonel's Holdings shareholders or prevent any shareholder from accepting such an offer.

     The Reincorporation proposal does not reflect knowledge on the part of the Board of Directors or management of any proposed or threatened takeover or other attempts to acquire control of the Company. The Board of Directors is not aware of any tender offer, proxy contest, or other similar transaction involving a change in control of the Company that is now pending or under consideration. Management does not currently have under consideration, and does not have any current intention to propose or adopt, any other measures which might discourage takeovers apart from those proposed in this Proxy Statement. However, the Board of Directors may adopt such measures at some time in the future, which may or may not require shareholder approval.

Possible Negative Considerations

     Notwithstanding the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation, shareholders should recognize that one of the effects of the Reincorporation may be to discourage a future attempt to acquire control of the Company, that is not presented to and approved by the Board, but which a substantial number and perhaps even a majority of the Colonel's Holdings shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over then-current market prices. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so. In addition, unapproved tender offers and takeover attempts may be made at times and in circumstances that are beneficial to and in the interests of shareholders. Tender offers or takeover attempts do not all have features of the type described above that may be to the disadvantage of shareholders. Furthermore, it is not always the case that an unsolicited offer will be less advantageous than a company-negotiated transaction. Such transactions can provide the shareholders with considerable value for their shares and can be in the interests of all the shareholders.

     In considering the Reincorporation, shareholders should also be aware that the overall effect of the Reincorporation is to make it more difficult for holders of even a majority of the outstanding shares of The Colonel's Holdings Common Stock to change the composition of the Board of Directors and remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes.
                                     105
     The provisions of The Colonel's Holdings Articles of Incorporation and Bylaws could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of The Colonel's Holdings which is opposed by the Board. Accordingly, these provisions could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders.

     The Colonel's Holdings will have 5,000,000 shares of authorized but unissued preferred stock. The Board of Directors would have the authority, without further action by shareholders, to determine the principal rights, preferences, and privileges of the unissued preferred stock. Provisions could be included in the preferred stock, such as extraordinary voting, dividend, redemption, or conversion rights, which could discourage an unsolicited tender offer or takeover proposal. Brainerd currently has no authorized shares of preferred stock and the Board of Directors currently has no comparable authority with regard to authorized but unissued preferred stock.

     The Board has considered these potential disadvantages and has concluded that the potential benefits of the Reincorporation significantly outweigh its possible disadvantages.

Comparison of Governing Instruments of The Colonel's Holdings and Brainerd and Corporation Laws of Minnesota and Michigan

     Upon the Reincorporation, the Articles of Incorporation and Bylaws of The Colonel's Holdings will become Brainerd's Articles of Incorporation and Bylaws and Brainerd will become subject to Michigan law. The following is a summary of certain significant differences between the provisions of the Articles of Incorporation and Bylaws of The Colonel's Holdings and those of the Restated Articles of Incorporation and Bylaws of Brainerd as well as differences between the corporation laws of Minnesota and Michigan. This summary does not purport to be complete, and reference is made to the Articles of Incorporation and Bylaws of The Colonel's Holdings, which are attached hereto as Exhibit E and Exhibit F, respectively, and to the provisions of the Minnesota Business Corporation Act and the Michigan Business Corporation Act. Copies of the Restated Articles of Incorporation and Bylaws of Brainerd are available for inspection at the principal executive offices of Brainerd and will be sent to shareholders of Brainerd upon written request.

     Certain provisions of The Colonel's Holdings Articles of Incorporation described below may have an anti-takeover impact and may make tender offers, proxy contests and certain mergers more difficult to consummate. These include provisions (i) requiring a super majority of 66 2/3% of the total voting power of all shares of stock entitled to vote in the election of directors to amend the Company's Bylaws; and (ii) restricting the ability of shareholders to call a special meeting of shareholders without approval by the Board of Directors. The Colonel's Holdings Bylaws contain additional provisions that may have an anti-takeover impact by making proxy

                                     106
contests more difficult. The Colonel's Holdings Bylaws also contain restrictions on the procedures by which shareholders may nominate persons for election to the Board of Directors and the procedures by which shareholders may properly bring business before annual meetings of shareholders. In addition, the ability of the Company to issue preferred stock, with such rights, preferences, privileges, and limitations as the Company's Board of Directors may determine, could have the effect of impeding the acquisition of control of the Company. Moreover, the proposed Articles of Incorporation for the Company contain provisions electing to opt out of the Michigan control share acquisition and business combination statutes, which may result in less protection being afforded to shareholders in connection with certain business combinations.

     Anti-Takeover Legislation. Both the Minnesota Business Corporation Act and the Michigan Business Corporation Act contain provisions intended to protect shareholders from individuals or companies attempting a takeover of the corporation in certain circumstances. The Restated Articles of Incorporation of Brainerd contains a provision opting out of the "control share acquisition" provisions of the Minnesota Business Corporation Act. See "Control Share Acquisition" below. The Articles of Incorporation of The Colonel's Holdings contain provisions electing to opt out of the control share acquisition and the business combination statutes under Michigan law.

     Control Share Acquisition. The Minnesota control share acquisition statute provisions are designed to deal with the problem of the hostile takeover bid by establishing various disclosure and shareholder approval requirements to be met by individuals or companies attempting a takeover. The Minnesota statute requires disinterested shareholder approval for any acquisition of shares of an "issuing public corporation" that results in the "acquiring person" owning more than a designated percentage of the outstanding shares of such corporation. Shares that exceed certain thresholds and are acquired without shareholder approval lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at a special or annual meeting of the shareholders. The Minnesota control share acquisition statute applies unless the issuing public corporation opts out of the statute in its articles of incorporation or bylaws. Brainerd has opted out of such provisions. An "issuing public corporation" is one which is incorporated under or governed by the Minnesota Business Corporation Act and has at least fifty shareholders.

     The Michigan control share acquisition statute is similar to that of Minnesota. An "issuing public corporation" subject to the statute is defined as "a corporation that (a) has 100 or more shareholders of record,
(b) has its principal place of business, its principal office, or substantial assets within Michigan, and (c) one or more of the following:
(i) more than 10% of shareholders of record resident in Michigan, (ii) more

                                     107
than 10% of its shares owned of record by Michigan residents, or (iii) 10,000 shareholders of record resident in Michigan." The basic concept of this statute is that if a control share acquisition, as defined, is made, then shares acquired in such an acquisition do not have voting rights unless the acquiring person obtains the approval of a super majority of disinterested shares, either before or after the acquisition. Because the Colonel's Holdings Articles of Incorporation contain a provision opting out of the Michigan control share acquisition statute, the statute will not apply to the Company.

     "Control shares" are defined as shares in an issuing public corporation that, when added to all other shares of the corporation owned by a person, would entitle that person, directly or indirectly, alone or as part of a group, to exercise voting power within any of the following ranges: (a) one-fifth but less than one-third of all voting power, (b) one-third but less than a majority of all voting power, and (c) a majority of all voting power. A "control share acquisition" is defined as "the acquisition, directly or indirectly, by a person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding shares." Shares acquired within a 90-day period, as well as shares acquired pursuant to a "plan to make a control share acquisition" are deemed to have been acquired in the same transaction. The statute excludes from the definition of control share acquisition the following acquisitions: those occurring (a) before January 1, 1988, (b) pursuant to a contract existing before January 1, 1988, (c) by gift, testamentary disposition, marital settlement, descent and distribution, or otherwise without consideration, (d) pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing this statute, (e) pursuant to a merger or consolidation effected in compliance with Sections 701 through 733 of the Michigan Business Corporation Act if the issuing public corporation is a party to the agreement of merger or consolidation, or (f) by a governmental official acting in an official or fiduciary capacity.

     Control shares acquired in a control share acquisition do not have voting rights unless, prior to or after the control share acquisition, the shareholders of the corporation pass a resolution granting voting rights to the control shares. Such a resolution must be approved by both of the following: (a) a majority of the shares entitled to vote, and if the control share acquisition would result in any action which would require a class or series vote, by a majority of such class or series entitled to vote thereon, and (b) a majority of the shares entitled to vote and a majority of the shares of each class or series entitled to vote as a class or series, excluding all "interested shares." Interested shares are defined as shares in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation: (a) an acquiring person (or member of a group) with respect to a control share acquisition, (b) an officer of the issuing corporation, (c) an employee of the issuing corporation who is also a director of the corporation, and (d) if the issuing corporation is a bank holding company, certain officers and directors.
                                     108
     To obtain voting rights, the acquiring person must obtain the requisite shareholder approval described in the foregoing paragraph. The first step in this process is for the acquiring person to request a special meeting of shareholders for the purpose of voting on the resolution. At the time of making this request, the acquiring person must deliver to the corporation an "acquiring person statement" setting forth certain information, including the identity of the acquiring person and each other member of the group of which the person is a part, the number of shares owned, directly or indirectly, by the acquiring person or the group of which he is a member and the number of shares with respect to which the acquiring person or group may exercise voting power, the range of voting power under which the control share acquisition falls or would fall, a description of the terms of the proposed control share acquisition and a statement as to the purpose of the acquisition, including if the purpose is to acquire control of the business of the issuer, any plans or proposals which the acquiring person may have to liquidate the issuer, to sell its assets to or merge it with any other business, or to make any other major change in its business or corporate structure.

     Within 10 days after receiving the acquiring person's request for a special meeting and his undertaking to pay the expenses of such a meeting, the corporation must call a shareholder meeting. The meeting must be held within 50 days of the request. If no request is made, but an acquiring person statement is submitted, the resolution granting the control shares voting rights will be voted on at the corporation's next annual meeting.

     If a resolution is passed by the requisite shareholder vote, the control shares will be afforded voting rights to the extent stated in the shareholders' resolution. If a resolution is not passed affording full voting rights to the control shares, the corporation has the option to repurchase the shares from the acquiring person at "fair value" if the corporation's articles of incorporation or bylaws authorize such repurchases.

     If the control shares are afforded full voting rights and the acquiring person thereafter has a majority of all voting power of the corporation, shareholders (other than the acquiring person) have certain dissenters' rights, unless the corporation's articles or bylaws otherwise provide. Such rights include the right to receive "fair value" for their shares. Fair value is defined as a value not less than the highest price per share paid by the acquiring person in the control share acquisition.

     At any time prior to the control share acquisition, the board of directors may adopt a bylaw electing not to be subject to the control share acquisition statute. As noted previously, Brainerd has opted out of the comparable control share acquisition statute of Minnesota. The Articles of Incorporation of The Colonel's Holdings similarly contains a provision opting out of the Michigan control share acquisition statute. The Board of Directors believes that such election will provide the Company with maximum flexibility to engage in transactions that are regarded as in the best

                                     109
interests of the Company and its shareholders but that would otherwise be prohibited or restricted by the Michigan control share acquisition statute.

     Business Combination. Both Minnesota and Michigan have business combination statutes that are intended primarily to deter highly leveraged takeover bids that propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statutes argue that such takeovers have a number of abusive effects, such as adverse effects on the community and employees, when the target is broken up. Further, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered is not fair in relation to the value of the company, regardless of the current market price.

     The Minnesota statute provides that an issuing public corporation (as described above with respect to the Minnesota control share acquisition statute) may not engage in certain business combinations with any person that acquires beneficial ownership of 10% or more of the voting stock of that corporation (i.e., an interested shareholder) for a period of four years following the date that the person became a 10% shareholder (share acquisition date) unless, prior to that share acquisition date, a committee of the corporation's disinterested directors approves either the business combination or the acquisition of shares.

     Only defined types of business combinations are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers, or other dispositions of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of 5% or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder; and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges, or other financial assistance or tax advances or credits from the corporation.

     For purposes of selecting a committee, a director or person is "disinterested" if the director or person is neither an officer nor an employee, nor has been an officer or employee within five years preceding the formation of the committee of the issuing public corporation, or of a related corporation. The committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

                                     110
     The Michigan business combination statute provides that if a person acquires 10% or more of the voting stock of a Michigan corporation the person is deemed an interested shareholder and the corporation may not engage in certain business combinations with that person for a period of five years. However, an otherwise prohibited business combination may be permitted if one of three conditions is met. First, if prior to the date the person became an interested shareholder, the board of directors passed a resolution exempting the interested shareholder from the provisions of the business combination statute, then the business combination is permitted. (The board of directors, however, may revoke such a resolution at any time prior to the consummation of the exempted business combination.)

     Second, an otherwise prohibited business combination will be permitted if the following requirements are met: (a) the aggregate amount of cash and other consideration to be received per share by holders of common stock in the business combination is at least equal to the highest of the following:
(i) the highest price per share paid by the interested shareholder within the two-year period immediately prior to the time the business combination is announced or the time when the person became an interested shareholder, whichever is higher, or (ii) the market value per share on the date the business combination is announced or the date when the person became an interested shareholder, whichever is higher; (b) the aggregate amount of cash and other consideration to be received by the holders of stock other than common stock is at least equal to the highest of the following: (i) the highest price per share paid by the interested shareholder within the two-year period immediately prior to the time the business combination is announced or the time when the person became an interested shareholder, whichever is higher, (ii) the highest preferential amount per share to which the holders of the class of stock are entitled to in the event of the liquidation, dissolution or winding up of the corporation, or (iii) the market value per share of the class of stock on the date the business combination is announced or the date when the person became an interested shareholder, whichever is higher; (c) the consideration to be received by holders of any class or series of stock is cash or the same form of consideration used by the interested shareholder to acquire shares in the corporation; (d) after the person becomes an interested shareholder, but prior to the consummation of the business combination, all of the following occur: (i) any full periodic dividends, whether or not cumulative, have been declared and paid on any outstanding preferred stock of the corporation, (ii) the annual rate of dividends on any stock other than preferred stock was not reduced (except as was necessary to reflect any stock splits), and the annual rate of dividends was increased to reflect any stock reclassification or other transaction that reduced the number of shares of stock, (iii) after the person became an interested shareholder, he did not receive (except proportionately as a shareholder) the benefit, directly or indirectly, of any financial assistance or tax advantages provided by the corporation or any of its subsidiaries; (iv) the interested shareholder did not become the beneficial owner of any additional shares of the corporation, except in the transaction in which he became an interested

                                     111
shareholder or by virtue of a stock split, and (v) five years have elapsed since the person became an interested shareholder.

     Third, the interested shareholder may comply with the requirements of
Section 780 of the Michigan Business Corporation Act. This section requires that a business combination with an interested shareholder requires both of the following: (a) an advisory statement from the board of directors of the corporation; and (b) the affirmative vote of both: (i) not less than 90% of the vote of each class of stock entitled to vote, and
(ii) not less than two-thirds of the votes of each class of stock entitled to vote, other than shares beneficially owned by an interested shareholder who is, or whose affiliate is, a party to the business combination.

     As in Minnesota, certain corporations are not subject to the business combination statute, unless their articles of incorporation otherwise provide. Such corporations are (a) those having fewer than 100 shareholders, (b) a corporation that has opted out of the statute, and (c) investment companies registered under the Investment Company Act of 1940. As drafted, the statute determines the number of shareholders as of the date of the business combination. Thus, if an interested shareholder can persevere in his acquisition of shares of the corporation until such time as there are less than 100 shareholders, the business combination statute will cease to apply to the corporation.

     Only certain business combinations are prohibited under the Michigan statute. Such prohibited transactions are: (a) any merger, consolidation, or share exchange of the corporation or any subsidiary which alters the contract rights of the shares as expressly set forth in the articles of incorporation or which changes or converts the shares with either (i) any interested shareholder, or (ii) any other corporation, that is, or after the business combination will be, an affiliate of an interested shareholder that was an interested shareholder prior to the business combination; (b) any sale, lease, transfer, or other disposition outside the regular course of business of assets of the corporation or any subsidiary having a value equal to or greater than 10% of the corporation's or subsidiary's net worth in any twelve-month period to an interested shareholder or his affiliate;
(c) the transfer by the corporation or a subsidiary of securities having a value equal to or greater than 5% of the market value of the outstanding securities of the corporation in any twelve-month period to an interested shareholder or his affiliate; (d) the adoption of a plan of liquidation or dissolution in which an interested shareholder or his affiliate will receive anything other than cash; and (e) any reclassification of securities or any merger, consolidation or share exchange of the corporation with any of its subsidiaries which has the effect of increasing by 5% or more of the total number of outstanding shares the proportionate amount of the outstanding shares of any class of equity securities of the corporation or a subsidiary directly or indirectly owned by an interested shareholder or his affiliate.



                                     112
     A comparison of the two laws reveals that Michigan law is somewhat more restrictive with respect to a prospective takeover attempt than Minnesota. Minnesota requires approval of the business combination or the acquisition of shares by a committee of the corporation's disinterested directors, unless more than four years has passed since the interested shareholder acquired shares in the corporation. Michigan, on the other hand, requires the approval of a super majority of the corporation's shareholders, unless more than five years has passed and certain price requirements are met. The two statutes are similar in their definitions of interested shareholders and prohibited business combinations.

     Both the Minnesota and the Michigan provisions permit a corporation to "opt out" of the business combination statute by electing to do so in its articles of incorporation or bylaws. Neither the Restated Articles of Incorporation nor the Bylaws of Brainerd contain such an "opt out" provision. However, the Articles of Incorporation of The Colonel's Holdings contain a provision electing not to be governed by the Michigan business combination statute. The Board of Directors believes that such election will provide Brainerd with maximum flexibility to engage in transactions that are regarded as in the best interests of Brainerd and its shareholders but that would otherwise be prohibited or restricted by the Michigan business combination statute.

     Other Anti-Takeover Provisions. The Minnesota Business Corporation Act also contains three other provisions relating to takeovers, only one of which has a counterpart in the Michigan Business Corporation Act. The provisions address a corporation's use of "golden parachutes," the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals, and "greenmail."

     The Minnesota Business Corporation Act contains a provision that prohibits a publicly held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request for invitation of tender offers. The Michigan Business Corporation Act does not contain a comparable provision.

     The Minnesota Business Corporation Act authorizes the board of directors, in considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, to consider the interests of the corporation's employees, customers, suppliers and creditors, the economy of the state and the nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. The Michigan Business Corporation Act does not contain a comparable provision.

     The Minnesota Business Corporation Act also contains a provision that limits the ability of a corporation to pay greenmail. The statute provides

                                     113
that a publicly held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares have been beneficially owned by that person for less than 6 months, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is of at least equal value per share and is made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted.

     The Michigan greenmail statute provides that a corporation shall not purchase any of its shares that are listed on a national securities exchange from any person who owns 3% or more of its shares, unless (a) the corporation makes an offer of at least equal value to all other holders of the same class of shares, (b) the purchase is authorized in advance by the shareholders entitled to vote, (c) the corporation's articles of incorporation allow such a purchase, (d) the shares have been beneficially owned by the person for two or more years, (e) the purchase is made on the open market and not as a result of a privately negotiated transaction, (f) the purchase price is not greater than the average market price per share during the 30 business days preceding the purchase, or (g) the purchase is authorized by other provisions of the Michigan Business Corporation Act.

     Capitalization. The Articles of Incorporation of The Colonel's Holdings authorizes the issuance of 35,000,000 shares of Common Stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share. Preferred shares may be issued in series, each series being composed of such number of shares and having such dividend, liquidation, voting, conversion, redemption and other rights, if any, as the Board of Directors may determine. Currently, Brainerd is authorized to issue 10,000,000 shares of Common Stock, par value $.01 per share, 677,830 shares of which were outstanding as of July 31, 1995. In the Reincorporation, one share of Common Stock of The Colonel's Holdings will be issued for each one outstanding share of Common Stock of Brainerd. Accordingly, while the Reincorporation alone would not affect any shareholder's proportional ownership interest in Brainerd, it would increase Brainerd's authorized but unissued shares of Common Stock that would be available for future issuance by the Board of Directors as it deems advisable and would grant the Board the authority to issue preferred shares as it deems advisable.

     Following the Reincorporation, the Board of Directors of The Colonel's Holdings, without any further action on the part of the shareholders, will be empowered to issue preferred shares in one or more series and to determine the designation and authorized number of preferred shares of each series, the dividend rates and payment dates for such series, the liquidation prices for such series, the redemption rights and prices for such series, voting rights, any sinking fund requirements for the series and certain other rights, preferences, and privileges. In order to create a particular series of preferred shares, the Board of Directors is required

                                     114
under Michigan law to adopt resolutions establishing and designating the preferred shares. A certificate containing the resolution(s) of the Board of Directors establishing and designating the preferred shares and prescribing the shares' relative rights and preferences must be filed with the Michigan Corporation and Securities Bureau. Upon filing, the certificate constitutes an amendment to the articles of incorporation.

     Shareholder action generally would not be required with respect to any such amendment, except as required under applicable law and stock exchange or NASDAQ rules. It is currently anticipated that, subject to such law and rules, no shareholder authorization for the issuance of any particular series of the preferred shares would be sought.

     Upon the issuance of preferred shares, no shareholder of the Company would be entitled as a matter of right to subscribe for or purchase any part of such issue.

     Preferred shares will be available for issuance from time to time by the Board of Directors of the Company for appropriate corporate purposes, including the raising of capital through the sale of preferred shares in public or private offerings, the issuance of warrants, options, or rights to subscribe for such shares, the issuance of such shares in connection with stock splits or dividends, the acquisition by the Company of other businesses or properties and for other proper corporate purposes not now determinable. The timing and terms of the issuance of preferred shares in connection with any such transaction will depend on a number of factors, including the economic and market conditions at the time of the specific transaction, the Company's business, financial condition and strategic goals, the particular circumstances of the transaction in which the shares are issued and other factors.

     The Company could issue previously authorized but unissued preferred shares in a manner that could, depending on the terms of such issue, either impede or facilitate the consummation of a merger, tender offer or other take-over attempt. Although the Board of Directors of The Colonel's Holdings would make any such determination to issue such stock based on its judgment as to the best interests of the shareholders of the Company, the Board of Directors could act so as to discourage an acquisition attempt or other transaction that some or a majority of the shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then market price of such stock.

     The preferred shares also could be issued pursuant to a shareholders' rights plan and, accordingly, may discourage a third party from making a bid for the Company that is not approved by the Board of Directors. Brainerd currently knows of no attempt to acquire the Company and, although the Company may in the future consider adopting a shareholders' rights plan, Brainerd has no plans to issue preferred shares to discourage such an attempt. Brainerd has no agreements, commitments, or plans with respect to the sale or issuance of any preferred shares.

                                     115
     Establishment of Classified Board of Directors.  The Colonel's
Holdings Articles of Incorporation provide that the directors of The Colonel's Holdings shall be divided into three classes, designated Class I, Class II, and Class III. See "PROPOSAL V: ELECTION OF DIRECTORS" for the identity of the directors who will be designated as Class I, Class II, and Class III directors, and for their initial respective terms of office, which will range from one to three years. At each annual meeting of shareholders of The Colonel's Holdings, commencing in 1996, successors of the class of directors whose term expires at that annual meeting will be elected for a three-year term. If the number of directors is changed (other than as discussed in the next paragraph with respect to directors elected by the holders of preferred stock), any increase or decrease is to be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Any director elected to fill a vacancy or a newly created directorship resulting from an increase in the authorized number of directors shall hold office for a term coinciding with the remaining term of the other directors of the same class. In no case will a decrease in the number of directors shorten the term of any incumbent director.

     Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by The Colonel's Holdings have the right, voting separately by class or series, to elect one or more directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of such preferred stock, and such directors so elected shall not be divided into classes unless expressly provided by such terms.

     The Board of Directors believes that including a classified board provision in The Colonel's Holdings Articles of Incorporation will be advantageous to The Colonel's Holdings and its shareholders because, by providing that directors will serve three-year terms rather than one-year terms, it will enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the board. The Board of Directors believes that this, in turn, will permit The Colonel's Holdings Board more effectively to represent the interests of all shareholders.

     With a classified board of directors, it will generally take a majority shareholder two annual meetings of shareholders to elect a majority of the board of directors. As a result, a classified board may discourage proxy contests for the election of directors or purchases of a substantial block of stock because it could operate to prevent obtaining control of the board in a relatively short period of time.

     Personal Liability of Directors. Minnesota law provides that a director of a Minnesota corporation shall discharge the duties of a director in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar

                                     116
circumstances. A director who so performs those duties may not be held liable by reason of being a director or having been a director of the corporation.

     The Restated Articles of Incorporation of Brainerd provide that directors shall not have personal liability to Brainerd or its shareholders for monetary damages arising out of a breach of fiduciary duty. However, such Restated Articles of Incorporation and Minnesota law provide that the liability may not be eliminated or limited: (a) for any breach of a director's duty of loyalty to the corporation or its shareholders; (b) for acts or omissions of the director not in good faith or that involve intentional misconduct or a knowing violation of law; (c) for illegal distributions or other acts creating liability under Section 302A.559 of the Minnesota Business Corporation Act; (d) for acts in connection with the issuance of securities or other acts creating liability under
Section 80A.23 of the Minnesota Business Corporation Act; or (e) for any transaction from which the director derived an improper personal benefit.

      Section 541a of the Michigan Business Corporation Act provides that a director of a Michigan corporation shall discharge his duties as a director (including duties as a member of a committee) in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner he reasonably believes to be in the best interests of the corporation. In discharging these duties, a director is entitled to rely on information, reports, or statements prepared by directors, officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented; legal counsel, accountants, engineers or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or a committee of the board of which the director is not a member if the director believes the committee merits confidence. A director is not, however, entitled to rely on the foregoing information if he has knowledge that makes such reliance unwarranted. A director who so performs these duties may not be held liable by reason of being a director or having been a director of the corporation. No director may be sued for failing to perform these duties more than two years after the cause of action is discovered or reasonably should have been discovered or more than three years after the act or omission occurred, which ever period is shorter.

     The Articles of Incorporation of The Colonel's Holdings provide that directors shall not have personal liability to The Colonel's Holdings or its shareholders for monetary damages arising out of a breach of fiduciary duty by directors in their capacities as directors and that The Colonel's Holdings will to the fullest extent of the law indemnify each director against all actions, suits, or proceedings in which a director is made a party by reason of being or having been a director of The Colonel's Holdings, except in relation to matters in which the director is adjudged to be liable for negligence or misconduct in the performance of duty. In addition, under Michigan law, liability may not be eliminated for (a) a

                                    117
breach of the duty of loyalty, (b) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, (c) violations of Section 591(1) of the Michigan Business Corporation Act, which creates director liability for various types of illegal distributions or the making of improper loans, (d) transactions from which an improper personal benefit was obtained, or (e) acts or omissions occurring prior to the time the provision limiting liability became effective. Article XIX of the proposed Articles of Incorporation is intended to give to the directors of The Colonel's Holdings the full protection against personal liability that is permitted under Michigan law.

     The potential risks of personal liability may deter qualified individuals from accepting a position as a director of The Colonel's Holdings unless adequate insurance or other protection is available. The Board believes that Article XIX will be important to Brainerd's efforts to attract and retain qualified directors in the future.

     Article XIX effects this limitation of directors' liability by eliminating monetary liability for breach of the fiduciary duty of care. The provision does not eliminate the duty of care imposed upon directors of The Colonel's Holdings, but only eliminates a director's personal monetary liability to the Company and the shareholders for actions that may be deemed to constitute a breach of the duty of care in the decision making context. The director's duty of care remains unchanged and will be enforceable through such equitable remedies as injunctive relief or rescission. The provision also does not eliminate the personal liability of directors to the Company or the shareholders for monetary damages for breaching their duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating law, paying a dividend or making an improper loan in violation of Section 551(1) of the Michigan Business Corporation Act, or obtaining an improper personal benefit. The provision will not eliminate or otherwise limit the liability of a director for any act or omission occurring prior to the date the Reincorporation becomes effective. The provision also does not change any of the separate obligations of directors under the federal securities laws.

     Even if directors were to breach their duty of care in performing their duties as directors, neither The Colonel's Holdings nor its shareholders could recover damages from any of the directors. In the absence of Article XIX, The Colonel's Holdings or its shareholders could recover damages from directors of the Company if the directors were to breach their duty of care. Therefore, the personal benefits to the directors of this provision may be at the expense of the shareholders of the Company because Article XIX may reduce the likelihood of derivative litigation against directors and may discourage or deter shareholders from bringing a lawsuit against directors for breach of their duty of care, even though such action, if successful, might otherwise have benefited The Colonel's Holdings and its shareholders.

     Brainerd is not aware of any pending or threatened litigation to which the limitation of directors' liability would apply.
                                     118
     Indemnification. Minnesota law generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such person acted in good faith, received no improper personal benefit, acted in a manner he reasonably believed to be in, or not opposed to the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

     Michigan law permits a corporation to indemnify officers, directors, employees, or agents and expressly provides that the indemnification provided for therein shall not be deemed exclusive of any indemnification right under any bylaw, vote of shareholders, or disinterested directors, or otherwise. Article VII of the Bylaws of The Colonel's Holdings provides that the Company will indemnify its officers and directors to the fullest extent permitted by law. Michigan law permits indemnification of directors and officers against expenses and certain other liabilities arising out of legal actions brought or threatened against them for their conduct on behalf of The Colonel's Holdings, provided that each such person acted in good faith and in a manner that he reasonably believed was in or not opposed to the best interests of the Company. Indemnification by The Colonel's Holdings is available in a criminal action only if such person had no reasonable cause to believe that his conduct was unlawful.

     Michigan law does not allow indemnification for directors in the case of an action by or in the right of The Colonel's Holdings (including shareholder derivative suits) unless the directors successfully defend the action or indemnification (limited to expenses) is ordered by a court.

     Amendment or Repeal of the Certificate and Bylaws. Under Michigan law, the board of directors need not adopt a resolution setting forth an amendment to the articles of incorporation before the shareholders may vote thereon. Unless the articles of incorporation provide otherwise, amendments of the articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers, or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Colonel's Holdings Articles of Incorporation provide for the amendment thereof in the manner prescribed by statute except that they require approval of at least 66 2/3% of the total voting power of all shares of stock entitled to vote, voting together as a single class, for the amendment or repeal of, or the adoption of any provision inconsistent with, the provisions of The Colonel's Holdings Articles of Incorporation relating to (i) the alteration of The Colonel's Holdings Bylaws by shareholders; (ii) election and removal of directors; or
(iii) the right to call a special meeting of the shareholders without approval of the Board of Directors.



                                     119
     The Colonel's Holdings Articles of Incorporation and Bylaws each provide that The Colonel's Holdings Bylaws may be repealed, altered, amended, or rescinded by the Board of Directors without shareholder approval. In addition, The Colonel's Holdings Bylaws may be repealed, altered, amended, or rescinded by the shareholders of Brainerd at any annual or special meeting of shareholders but only by the vote of holders of not less than 66 2/3% of the total voting power of all shares of stock of the Company entitled to vote in the election of directors, voting as a single class.

     The provisions requiring the affirmative vote of the holders of 66 2/3% or more of the total voting power of all shares of stock entitled to vote to amend certain provisions of The Colonel's Holdings Articles of Incorporation (including the provisions relating to the removal of directors) and any provision of The Colonel's Holdings Bylaws will make it more difficult for shareholders to make changes in The Colonel's Holdings Articles of Incorporation and Bylaws, including changes designed to facilitate the exercise of control over the Company. The requirement for a 66 2/3% shareholder vote will enable the holders of a minority of the Company's stock to prevent the holders of a majority of the stock from amending such provisions of The Colonel's Holdings Articles of Incorporation or The Colonel's Holdings Bylaws. In addition, the requirement for a 66 2/3% vote may be difficult to obtain because at least 66 2/3% of Brainerd's outstanding voting stock must be present or represented by proxy at any meeting at which any such amendment is proposed and must vote in favor of the amendment.

     Under Minnesota law, before the shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of a majority of the directors present at the meeting when such resolution was considered, or the amendment must have been proposed by shareholders holding 3% or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of a majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. Like Michigan law, Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right if, among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series. The Restated Articles of Incorporation of Brainerd are silent concerning their amendment.

     Under Minnesota law, the power to adopt, amend, or repeal the bylaws is vested in the board, unless the articles of incorporation reserve the power for the shareholders. However, even if the power to amend the bylaws

                                     120
is not so reserved, the power of the board is still subject to the shareholders' power (under certain circumstances) to adopt, amend, or repeal bylaws adopted, amended, or repealed by the board. Additionally, only the shareholders may adopt or amend a bylaw provision fixing the quorum for shareholder meetings, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their qualifications, terms of office and classifications. The directors are allowed, however, to amend the bylaws to increase the number of directors.

     Unlike the Articles of Incorporation and Bylaws of The Colonel's Holdings, neither the Restated Articles of Incorporation nor the Bylaws of Brainerd contain any super majority provisions with respect to making, amending, or repealing the Articles of Incorporation or Bylaws of Brainerd.

     Nomination of Directors. The Colonel's Holdings Bylaws provide that nominations of persons for election to the Board of Directors of The Colonel's Holdings at the annual meeting of shareholders may be made at such meeting by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors, or by any shareholder of The Colonel's Holdings entitled to vote for the election of directors at the meeting who timely complies with the notice procedures set forth in the Bylaws. To be timely, a shareholder's notice must be delivered to or mailed to and received by the Secretary of the Company at its principal executive office not less than 120 days prior to the solicitation of proxies for the annual meeting of shareholders, subject to any other requirements of law. Each notice of nomination must set forth:
(1) the name, age, business address, and residence address of each nominee proposed in the notice; (2) the principal occupation or employment of each nominee; (3) the number of shares of capital stock of the Company beneficially owned by each nominee; (4) a statement that the nominee is willing to be nominated; and (5) such other information concerning each nominee as would be required under the rules of the Securities and Exchange Commission in a Proxy Statement soliciting proxies for the election of such nominees.

     The Board believes that advance notice of nominations by shareholders will afford a meaningful opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board of Directors, will provide an opportunity to inform shareholders about such qualifications. Although this nomination procedure does not give the Board of Directors any power to approve or disapprove of shareholder nominations for the election of directors, this nomination procedure may have the effect of precluding a nomination for the election of directors at a particular annual meeting if the proper procedures are not followed and may discourage or deter a shareholder from conducting a solicitation of proxies to elect directors or otherwise attempting to obtain control of The Colonel's Holdings.

     There are no comparable notice requirements in the Brainerd Restated Articles of Incorporation or Bylaws.
                                     121
     Removal of Directors; Filling Vacancies on the Board of Directors. Under Michigan law, any director or the entire board of directors generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. The Articles of Incorporation and Bylaws of the Colonel's Holdings provide that the holders of a majority of the shares entitled to vote may remove one or more directors with or without cause. However, the Articles of Incorporation and Bylaws further provide that if the holders of any class or series of preferred stock are entitled to elect directors to the exclusion of the other shareholders, then directors elected by such class or series shall only be removed by the holders of a majority of that class or series.

     The Brainerd Restated Articles of Incorporation and Bylaws do not provide for the removal of directors. Under Minnesota law, directors may be removed, with or without cause, by the affirmative vote of the holders of the proportion or number of voting shares sufficient to elect a director.

     Under The Colonel's Holdings Articles of Incorporation and Bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, The Colonel's Holdings Bylaws provide that the directors elected to fill vacancies on the Board of Directors will serve for the unexpired portion of the term of the director whose place has been filled, and a director elected by the Board of Directors to fill a newly created directorship resulting from an increase in the number of directors will hold office until the next election of directors in the class to which he is elected. The Articles of Incorporation and Bylaws of The Colonel's Holdings further provide, however, that if the holders of any class or series of preferred stock are entitled to elect one or more directors to the exclusion of other shareholders, vacancies of that class or series may be filled only by a majority vote of the directors elected by that class or series then in office, whether or not those directors constitute a quorum of the Board of Directors, or by the holders of that class or series.

     The Brainerd Bylaws provide that vacancies on the Board of Directors will be filled by the affirmative vote of a majority of the remaining directors. Such Bylaws further provide that a director elected to fill a vacancy shall hold office until a qualified successor is elected by the shareholders.

     Action by Directors Without a Meeting. Minnesota law permits directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting. Minnesota law also provides that a corporation's articles of incorporation may provide for such written action by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Brainerd Restated Articles of Incorporation contain such a provision.

                                     122
     Michigan law also allows director action without a meeting, unless the corporation's articles of incorporation or bylaws prohibit such action.
The Michigan Business Corporation Act does not contain a provision allowing director action on less than unanimous consent, meaning that written actions by directors must be unanimous.

     Limitation on Call of Meetings. The Articles of Incorporation and Bylaws of The Colonel's Holdings provide that a special meeting of shareholders may be called by the Board of Directors or by a committee of the Board of Directors empowered to call special shareholder meetings (the "Shareholder Meeting Provision"). The Shareholder Meeting Provision further provides that special meetings shall not be called by shareholders, except (a) in accordance with Section 403 of the Michigan Business Corporation Act, or (b) upon approval by the Board of Directors, after a shareholder has submitted a written request for a special meeting in accordance with the procedures contained in The Colonel's Holdings Bylaws.

      Section 403 of the Michigan Business Corporation Act provides that upon the application of the holders of 10% or more of the outstanding stock of a corporation entitled to vote at a meeting, the circuit court for the county in which the corporation's registered office is located may, for good cause shown, order a special meeting of shareholders. In addition, under the Company's Bylaws, a shareholder may submit a written request for a special meeting to the Secretary of the Company to call a special meeting of shareholders. This application must contain a brief description of the business to be conducted at the meeting and the reasons for conducting such business at the meeting, the name and record address of the shareholder proposing such business, the class and/or series and number of shares in the Company held by the applicant shareholder, and any material interest to the shareholder in such business. A special meeting shall be called if the Board of Directors approves such an application.

     The Shareholder Meeting Provision may make it more difficult for shareholders to take actions that require a meeting of shareholders unless the Board of Directors or a committee of the Board of Directors calls such a meeting. Although the Shareholder Meeting Provision may have the effect of delaying shareholder consideration of a proposal over the opposition of the Board of Directors, the Board of Directors believes that shareholders are provided a full opportunity to make proper proposals at duly convened shareholder meetings and to request that any such proposal be presented for consideration to other shareholders in the Company's annual proxy statement.

     Minnesota law provides that special meetings of the shareholders may be called by the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles of incorporation or bylaws to call special meetings, or a shareholder or shareholders holding 10% or more of the voting power of the corporation, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action that would affect the

                                     123
composition of the board of directors for that purpose, may be called by a shareholder or shareholders holding no less than 25% of the voting power of the corporation. The Brainerd Bylaws provide that shareholders may call special meetings in accordance with Minnesota law.

     Business Introduced by Shareholders at Annual Meetings. The Colonel's Holdings Bylaws provide that, where business introduced by a shareholder is not specified in the notice of annual meeting, then in addition to any other applicable requirements, for business to be properly introduced by a shareholder at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of The Colonel's Holdings in the same manner and subject to the same time requirements provided for stockholder notice of nominations to the Board of Directors in accordance with Rule 14a-8 issued under the Securities Exchange Act of 1934. See "Nomination of Directors." A shareholder's notice must set forth as to each matter the shareholder proposes to bring before the meeting: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and record address of the shareholder proposing such business; (3) the class, series, and number of shares of The Colonel's Holdings Common Stock which are beneficially owned by the shareholder; (4) any material interest of the shareholder in such business; and (5) any other information required by Rule 14a-8.

     The purpose of requiring advance notice of business to be brought by a shareholder before an annual meeting is to enable the Board of Directors to give advance notice of such business to the shareholders generally, and to afford the Board of Directors a meaningful opportunity to consider the merits of any matters to be raised by the shareholders. Although this procedure does not give the Board of Directors any power to approve or disapprove of such matters, this procedure may have the effect of precluding the consideration of matters at a particular annual meeting if the proper procedures are not followed, even if approval of such matters may be deemed by some shareholders to be beneficial to The Colonel's Holdings and its shareholders.

     There are no comparable requirements in the Brainerd Restated Articles of Incorporation or Bylaws.

     Shareholders' Action Without a Meeting. Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a Minnesota corporation's articles.

     Michigan law provides that if a corporation's articles or bylaws so provide, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting upon the written consent of the holders of outstanding shares having not less than the minimum number of

                                     124
shares that would be required to take such action. Michigan law also provides that any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting upon the unanimous written consent of the shareholders. This power cannot be restricted by a Michigan corporation's articles of incorporation.

     The Colonel's Holdings Articles of Incorporation and Bylaws provide that shareholder action may be taken without a meeting provided that (a) written consents setting forth the action taken are signed by the holders of record of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting, and (b) the Board of Directors ratifies the action to be taken in advance.

     Action by written consent may, in some circumstances, permit the taking of shareholder action opposed by the Board of Directors more rapidly than would be possible if a meeting of shareholders were required. The Board of Directors believes, however, that it is important that it be able to give advance notice of and consideration to any such shareholder action in certain circumstances, and that shareholders be able to discuss at a meeting matters which may affect their rights. The Board of Directors believes that it is inappropriate for shareholders of a publicly held corporation to take action affecting the corporation and its shareholders without a meeting in certain circumstances, and, therefore, the Colonel's Holdings Articles of Incorporation include a provision requiring board ratification for shareholder action by written consent without a meeting.

     Voluntary Dissolution. Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Michigan law provides that voluntary dissolution of a corporation first must be recommended to the shareholders by the Board of Directors. Michigan law, however, further provides that in certain circumstances a corporation's articles of incorporation may contain a provision that a shareholder, or the holders of a specified number of shares, may require dissolution of a corporation at will or upon the occurrence of a specified event. The Articles of Incorporation of The Colonel's Holdings do not contain such a provision.

     Involuntary Dissolution. Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (i) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock; (ii) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (iii) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (iv) there is a case of misapplication or waste of corporate assets; or (v) the duration of the corporation has expired.



                                     125
     Michigan law provides that a court may dissolve a corporation in an action brought by a shareholder where the directors or shareholders are unable to agree by the requisite vote on material matters respecting management of the corporation, or if the shareholders are so divided in voting power that they have failed to elect successors to any directors whose terms have expired. Dissolution is discretionary; it may be granted in this situation if the corporation is unable to function effectively in the best interests of its creditors and shareholders. In addition, the Michigan Attorney General may bring an action to dissolve a corporation that procured its organization through fraud or which repeatedly and willfully either exceeded its legal authority or conducted its business in an unlawful manner. These grounds are in addition to other statutory and common law grounds for such an action by the attorney general. Dissolution of a Michigan corporation will also occur upon the expiration of its term as stated in its articles of incorporation, or where it has failed to file an annual report or pay annual filing fees for two consecutive years. Finally, under Section 489 of the Michigan Business Corporation Act, if a shareholder establishes that the acts of the directors or those in control of the corporation are willfully unfair and oppressive to the corporation or to the shareholder, then a court may order appropriate remedies, which may include dissolution.

     Reorganization, Exchanges, Consolidation, and Sale of Assets; Shareholder Voting and Appraisal Rights. With certain exceptions, Minnesota law requires that a merger, sale of assets, or similar reorganization transaction be approved by a majority vote of each class of shares outstanding. Michigan law requires that a plan of merger or share exchange be approved upon the majority vote of the holders of shares entitled to vote, unless the articles of incorporation require a higher percentage vote. Holders of a class or series are entitled to vote as a class in the case of a merger if the plan contains a provision that, if contained in a proposed amendment to the articles of incorporation, would entitle the class or series to vote as a class, or, in the case of a share exchange, if the class or series is included in the exchange. In addition, Michigan law permits a merger without the approval of shareholders of the surviving corporation, unless the articles or bylaws otherwise provide, if
(a) the articles of the surviving corporation will not be amended, and (b) each shareholder of the surviving corporation will hold the same number of shares, with identical rights, after the merger.

     Michigan law provides for appraisal rights in merger and consolidation situations, but does not provide for dissenters' rights of appraisal with respect to: (a) shares that are listed on a national securities exchange or that are held of record by not less than 2,000 persons, (b) mergers in which the shareholders will receive cash, shares that are listed on a national securities exchange or held by not less than 2,000 holders, or a combination thereof, (c) share exchanges in which the shareholders will receive cash, shares that are listed on a national securities exchange or held by not less than 2,000 holders, or a combination thereof, or (d) sales or exchanges of all or substantially all of the corporation's property

                                     126
outside the usual course of business that are conducted pursuant to a plan providing for distribution to the shareholders of substantially all of the corporation's net interests within one year, if the transaction is for cash, shares that are listed on a national securities exchange or held by not less than 2,000 holders, or a combination thereof. Although held by fewer than 2,000 shareholders, shares of Brainerd Common Stock are currently listed on the NASDAQ Small-Cap Market system.

     Minnesota law does, in general, afford dissenters' rights with respect to the sale of all or substantially all of a corporation's assets, and a merger by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held.
In addition, Minnesota law provides that a shareholder may seek appraisal rights for an amendment to the charter that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder. The Michigan Business Corporation Act contains a comparable provision. Finally, Michigan and Minnesota are similar as to the procedures for asserting appraisal rights insofar as both states impose most of the financial burden of the procedure on the corporation.

     Conflicts of Interest. Under both Minnesota law and Michigan law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the conflict, provided that: (1) the transaction is fair to the corporation at the time it is authorized or approved; (2) the shareholders approve the transaction after disclosure of the relationship or interest; or (3) after disclosure to the board, a majority of the disinterested board members authorize the transaction. A transaction involving a loan, guaranty, or other financial assistance by the corporation to a director who also serves as an officer or employee of the Company would also require board approval. For purposes of approval of the transaction by the board of directors, Minnesota law provides that the interested director shall not be counted in determining whether a quorum is present and shall not vote. Michigan law provides that the directors may approve the transaction regardless of whether the absence of the interested director or directors results in the lack of a quorum of the board of directors. In addition, while the presence of a vote cast by an interested director does not affect the validity of such approval under Michigan law, a vote by an interested director is not counted in determining whether the transaction has been approved.

     Management of the Affairs of the Corporation. Michigan and Minnesota law both provide that the business and affairs of a corporation shall be managed by or under the direction of the board of directors unless, in the case of a Michigan corporation, the articles of incorporation provide otherwise. Minnesota law provides that shareholders, by unanimous consent, may take any action that Minnesota law requires or permits the board to take or the shareholders to take after action or approval of the board. No similar provision exists under Michigan law.
                                     127

     Preemptive Rights. Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. The Brainerd Restated Articles of Incorporation currently provide that Brainerd shareholders maintain no such preemptive rights. Under Michigan law, no such preemptive right will exist, unless the corporation's certificate of incorporation or an agreement between the corporation and one or more shareholders specifies otherwise. The Colonel's Holdings Articles of Incorporation will not provide for any such preemptive rights.

     Elimination of Cumulative Voting. Minnesota law provides that each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of intent to do so, unless the corporation's articles of incorporation provide otherwise. Under cumulative voting, each share of stock entitled to vote in the election of directors has such number of votes as is equal to the number of directors to be elected. A shareholder may then cast all of his votes for a single candidate or may allocate them among as many candidates as he may choose. As a result, shareholders holding a significant minority percentage of the outstanding shares entitled to vote in the election of directors may be able to assure the election of one or more directors. Currently, the Brainerd Restated Articles of Incorporation provide that shareholders have no right to cumulate votes for the election of directors or for any other matter.

     Michigan law does not require that shareholders be given the right to cumulate their votes, and The Colonel's Holdings Articles of Incorporation do not provide for cumulative voting. As a result, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all directors of the class then being elected. Consequently, the absence of cumulative voting could have the effect of preventing minority representation on the Board of Directors of The Colonel's Holdings.

     The Board of Directors believes that, in general, in publicly held corporations each director should represent the interests of all of the shareholders, rather than the interests of a special constituency, and that the presence on the Board of one or more directors representing such a constituency could disrupt and impair the efficient management of The Colonel's Holdings.

     Dividends. Generally, a Minnesota corporation may pay dividends if it will be able to pay its debts in the ordinary course of business after paying the dividend and if enough value remains in the corporation to satisfy all preferences of senior securities. A Michigan corporation may pay dividends or make other distributions if, after taking the distribution into account, it would be able to pay its debts as they become due in the ordinary course of business, and the corporation's total assets would be greater than its liabilities plus, if the articles of incorporation so provide, the amount that would be needed to satisfy the preferential rights of shareholders upon distribution.

     Stock Repurchases. Under Michigan law, unless its articles of incorporation otherwise provide, a corporation may repurchase its shares, subject to the same requirements for dividends and distributions set forth above. Such shares generally become authorized but unissued shares and may be reissued by the corporation unless its articles of incorporation restrict its ability to do so. A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities.

     Certain Consideration for Shares. Under both Minnesota and Michigan law, shares will be fully paid if issued in exchange for a written agreement to perform future services. In addition, both Minnesota and Michigan law allow an unsecured written promissory note to serve as sufficient consideration for the issuance of stock.

Changes in Capitalization

     The Reincorporation of Brainerd in Michigan will not result in any change in the business, management, assets, liabilities, or net worth of Brainerd. Brainerd's stock certificates will automatically be deemed to represent one share of The Colonel's Holdings Common Stock for each one share of Brainerd Common Stock represented by such certificates prior to the Reincorporation. Following the Reincorporation, previously outstanding certificates for Brainerd Common Stock may be delivered in effecting sales through a broker, or otherwise, of shares of The Colonel's Holdings. The Colonel's Holdings Common Stock will be traded initially in the over-the-counter market on the NASDAQ Small-Cap Market system where Brainerd's shares are presently traded. The Colonel's Holdings Articles of Incorporation authorize the issuance of 35,000,000 shares of common stock and 5,000,000 shares of preferred stock while the Brainerd Restated Articles of Incorporation authorize the issuance of 10,000,000 shares of common stock. Thus, while the Reincorporation alone would not affect the extent of any shareholder's proportional ownership interest in Brainerd, it would increase Brainerd's authorized but unissued shares of Common Stock which would be available for future issuance by the Board of Directors as it deems advisable and substantially increases the authorized but unissued shares of preferred stock available for such future issuance.

     If approved by the shareholders, it is anticipated that the Reincorporation will be completed as soon as practicable following such approval. The Reincorporation may, however, be abandoned, either before or after shareholder approval, if circumstances arise that, in the opinion of the Brainerd Board of Directors, make it inadvisable to proceed.

Rights of Dissenting Shareholders

     Section 302A.471 of the Minnesota Business Corporation Act grants any shareholder of Brainerd of record on October 20, 1995, who objects to the Reincorporation the right to have Brainerd purchase all of his shares at their fair value. To be entitled to payment, the dissenting shareholder must file a written objection to the Reincorporation with Brainerd prior to the vote for the proposed Reincorporation and a written notice of intent to demand payment of the fair value of his shares and must not vote any shares in favor of the proposed Reincorporation; provided, however, that such demand shall be of no force and effect if the proposed
Reincorporation is not effected. The liability to the dissenting shareholder for the fair value of his shares also shall be the liability of The Colonel's Holdings when and if the Reincorporation is consummated.
The rights of any dissenting shareholders and the specific procedures that must be followed by any shareholder exercising dissenters' rights are described in detail under "RIGHTS OF DISSENTING SHAREHOLDERS" above. Additionally, attached as Appendix C are copies of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act.

Material Federal Tax Consequences

     The following is a summary of the material conclusions set forth in the Tax Opinion with respect to the proposed Reincorporation. No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of such merger. Since no ruling has been obtained, no assurance can be given that the IRS will agree with the conclusions set forth in the Tax Opinion or that a challenge by the IRS, if made, will not be successful.

     The Reincorporation will qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368 of the Code. As a tax-free reorganization, the federal income tax consequences to Brainerd and its shareholders are as follows. No gain or loss will be recognized to Brainerd or The Colonel's Holdings as a result of this transaction. No gain or loss will be recognized to shareholders who are deemed to exchange their Brainerd shares solely for The Colonel's Holdings shares by operation of the Reincorporation. Shareholders will have the same tax basis in the shares of The Colonel's Holdings deemed to be received in this transaction as the basis in the shares of Brainerd deemed to be exchanged therefor, and the holding period of the shares of The Colonel's Holdings will include the period during which the shares of Brainerd were held, provided such shares of Brainerd were held as capital assets on the effective date of Reincorporation. In most instances, a dissenting shareholder who receives payment for shares upon exercise of the right of appraisal will recognize gain or loss for federal income tax purposes measured by the difference between the basis for the shares and the amount of payment received. Such gain or loss will be capital gain or loss if the shares were held as a capital asset on the effective date of the Reincorporation.

     The foregoing summary of material federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders, including any holder who acquired shares of Brainerd Common Stock pursuant to the exercise of employee stock options or otherwise as compensation and corporations subject to the alternative minimum tax. In view of the individual nature of tax consequences, holders are urged to consult their own tax advisers as to the specific tax consequences of the transaction, including the application and effect of state, local, and foreign income and other tax laws.

Amendment

     The Reincorporation Agreement may be amended, modified, or supplemented prior to the effective time of the Reincorporation upon the approval of the Board of Directors of Brainerd and The Colonel's Holdings except that no amendment, modification, or supplement may be made after the adoption of the Reincorporation Agreement by the shareholders of Brainerd which changes the Reincorporation Agreement in a way which, in the judgment of the Board of Directors of Brainerd, would have a material adverse effect on the shareholders of Brainerd, unless such amendment, modification, or supplement is approved by such shareholders.

Termination

     The Reincorporation Agreement provides that the Board of Directors of Brainerd may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time, whether before or after approval by the shareholders of Brainerd, if (i) the Reincorporation shall not have received the requisite approval of the shareholders of Brainerd or (ii) the Board of Directors of Brainerd determines for any reason in its sole judgment that the consummation of the transaction would be inadvisable or not in the best interests of Brainerd and its shareholders.

Shareholder Vote Required to Approve the Proposal

     Approval of the Reincorporation proposal will require the affirmative vote of the holders of a majority of the shares of Brainerd Common Stock entitled to vote at the Brainerd Meeting. Brainerd has been informed by Donald J. Williamson, who is the holder of approximately 9.9% of the shares of Common Stock entitled to vote, that he intends to vote his shares in favor of the proposal. For purposes of counting votes on this proposal, abstentions and broker non-votes will effectively be treated as votes against the proposal. The shares represented by proxies received from Brainerd shareholders will be voted FOR approval of the Reincorporation proposal unless a vote against the proposal is specifically indicated in the proxy.

             THE BRAINERD BOARD OF DIRECTORS RECOMMENDS A VOTE
                             FOR THIS PROPOSAL

                              PROPOSAL III:
                TRANSFER OF BRAINERD INTERNATIONAL RACEWAY
                 TO A WHOLLY OWNED SUBSIDIARY OF BRAINERD


Transfer of Raceway Assets and Obligations

     The Brainerd Board of Directors has approved and recommends for shareholder approval the transfer of all of the assets and obligations of Brainerd associated with the Brainerd International Raceway (the "Raceway") to a wholly owned subsidiary of Brainerd. The subsidiary is to be incorporated in the State of Minnesota with the name Brainerd International Raceway, Inc. ("Brainerd Subsidiary"). Following approval by shareholders, Brainerd would transfer and assign all of the assets and property associated with the Raceway to Brainerd Subsidiary and Brainerd Subsidiary would assume and agree to perform all liabilities and obligations of Brainerd associated with the Raceway. It is anticipated that the consent of certain third parties may be required to assign certain executory contracts or agreements currently in effect from Brainerd to Brainerd Subsidiary. In the event any such third party consents are not obtained, Brainerd's successor following the Reincorporation, The Colonel's Holdings, would enforce and perform such executory contracts or agreements on behalf of Brainerd Subsidiary. All of the issued capital stock of Brainerd Subsidiary will be held by Brainerd's successor following the Merger, The Colonel's Holdings. It is anticipated that the transfer of assets and assumption of liabilities associated with the Raceway would occur as soon as reasonably practicable following completion of the proposed Merger and Reincorporation.

Reasons for Transfer of Raceway Assets and Obligations

     The formation of Brainerd Subsidiary and the transfer of the assets and obligations associated with the Raceway to Brainerd Subsidiary is designed, in connection with the proposed Merger and Reincorporation, to result in a corporate organization having a holding company with two operating subsidiaries. The Colonel's Holdings as the successor of Brainerd in the Reincorporation will be the issuer of publicly traded shares of common stock and will serve as the holding company of two wholly owned operating subsidiaries: The Colonel's and Brainerd Subsidiary. The Colonel's, a Michigan corporation, will conduct the business of manufacturing and selling plastic replacement bumpers and facias and will hold title to the assets associated with the automotive replacement parts manufacturing business. Brainerd Subsidiary will conduct the business of the Raceway and will hold title to the assets associated with the Raceway.

     The Brainerd Board of Directors believes that the holding company form of corporate organization outlined above will serve as the most efficient form of organization for the combined operations of The Colonel's and Brainerd. The Colonel's Holdings will have general management authority


                                     132
and oversight for both The Colonel's and Brainerd Subsidiary, will be responsible for preparing consolidated financial statements and periodic reports required under federal securities laws for the affiliated companies and will be responsible for investor relations with shareholders of The Colonel's Holdings. Because The Colonel's and Brainerd Subsidiary have different types of business operations, have not historically shared management and have principal business locations in different states, Brainerd believes that the most efficient corporate structure will be a holding company with separate subsidiaries for the business of each of The Colonel's and Brainerd Subsidiary. The holding company structure is also intended to benefit The Colonel's Holdings in the event of any future acquisitions or business combinations by permitting The Colonel's Holdings, as the holding company, to form new wholly owned subsidiaries as required for new business ventures, consistent with the existing corporate structure.

Rights of Dissenting Shareholders

     Any shareholder of Brainerd of record on October 20, 1995, who objects to the transfer of Brainerd's assets to Brainerd International Raceway, Inc. has the right to have Brainerd purchase all of his shares at their fair value. Although Brainerd does not believe that the Minnesota
Business Corporation Act requires dissenters' rights in connection with the transfer of Raceway assets to a wholly owned subsidiary, the Brainerd Board of Directors voted to grant Brainerd shareholders dissenters' rights in connection with the proposal. To be entitled to payment, the dissent-ing shareholder must file a written objection to the proposed transfer with Brainerd prior to the vote for the proposal and a written notice of intent to demand payment of the fair value of all of his shares and must not vote any shares in favor of the proposed transfer; provided, however, that such demand shall be of no force and effect if the proposed transfer is not effected. The liability to the dissenting shareholder for the fair value of his shares also shall be the liability of The Colonel's Holdings when and if the Reincorporation is consummated. The rights of any dissenting shareholders and the specific procedures that must be followed by any shareholder exercising dissenters' rights are described in detail under "RIGHTS OF DISSENTING SHAREHOLDERS" above. Additionally, attached as Appendix C is a copy of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act.

Material Federal Tax Consequences

     The following is a summary of the material conclusions set forth in the Tax Opinion with respect to the proposed transfer of assets and liabilities associated with the Raceway to Brainerd Subsidiary. No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of such transfer. Since no ruling has been obtained, no assurance can be given that the IRS will agree with the conclusions set forth in the Tax Opinion or that a challenge by the IRS, if made, will not be successful.

                                     133
     The proposed transfer of Raceway assets and liabilities to the wholly owned subsidiary will qualify for federal income tax purposes as a tax-free transaction under Sections 351 and 357 of the Code. a tax-free transaction, the federal income tax consequences to Brainerd and its shareholders are as follows. No gain or loss will be recognized to Brainerd or Brainerd Subsidiary as a result of this transaction. No gain or loss will be recognized to shareholders of Brainerd. Brainerd Subsidiary will have the same tax basis in the assets transferred from Brainerd in this transaction as the basis in the assets previously maintained by Brainerd.

Shareholder Vote Required to Approve the Proposal

     Approval of the proposal will require the affirmative vote of the holders of a majority of shares of Brainerd common stock voting in person or by proxy at the Brainerd Meeting.  Brainerd has been informed by
Donald J. Williamson, who is the holder of approximately 9.9% of the shares of common stock entitled to vote, that he intends to vote his shares in favor
of the proposal.   For purposes of counting votes on this proposal,
abstentions will effectively be treated as votes against the proposal and broker non-votes will not be counted as voted on the proposal, and the number of shares of which a majority is required will be reduced by the number of broker non-votes. The shares represented by proxies received from Brainerd shareholders will be voted FOR approval of the proposal unless a vote against the proposal is specifically indicated in the proxy.

             THE BRAINERD BOARD OF DIRECTORS RECOMMENDS A VOTE
                             FOR THIS PROPOSAL


                               PROPOSAL IV:
               APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN


     The Brainerd Board of Directors believes that Brainerd's long-term interests will best be advanced by aligning the interests of its key business leaders and employees with the interests of its shareholders. Therefore, to attract and retain directors, officers, and other key management employees of exceptional abilities, and in recognition of the significant and extraordinary contributions to the long-term performance and growth of the company made by these individuals, on February 27, 1995, the Board of Directors adopted, subject to shareholder approval, The
Colonel's Holdings, Inc. 1995 Long-Term Incentive Plan (the "1995 Incentive Plan"). ("The Colonel's Holdings" is the proposed new name for Brainerd.
See "PROPOSAL II: REINCORPORATION OF BRAINERD.") The 1995 Incentive Plan is intended to supplement Brainerd's existing 1987 Stock Option Plan as described later in this Proxy Statement. The Board of Directors believes that the adoption and implementation of the 1995 Incentive Plan is now advisable to make additional shares available for stock option grants, and restricted stock awards and other forms of long-term incentive compensation.


                                    134
     The Board of Directors contemplates that the 1995 Incentive Plan would primarily be used to grant stock options. However, the 1995 Incentive Plan would also permit grants of restricted stock, stock awards, stock appreciation rights and tax benefit rights if determined to be desirable to advance the purposes of the 1995 Incentive Plan. These grants and awards are referred to as "Incentive Awards." By combining in a single plan many types of incentives commonly used in long-term incentive compensation programs, it is intended that the 1995 Incentive Plan would provide significant flexibility to the Compensation Committee of the Board of Directors to tailor specific long-term incentives that would best promote the objectives of the 1995 Incentive Plan, and in turn promote the interests of the company's shareholders.

     The following is a summary of the principal features of the 1995 Incentive Plan. The summary is qualified in its entirety by reference to the terms of the 1995 Incentive Plan, the complete text of which is attached as Appendix G to this Proxy Statement.

     Persons eligible to receive Incentive Awards under the 1995 Incentive Plan (with certain limitations discussed below) include directors (currently five persons), corporate officers (currently three persons), and other key employees (currently no other persons) of Brainerd. Following completion of the Merger and transfer of Brainerd's operating assets to Brainerd International Raceway, Inc., The Colonel's and Brainerd International Raceway, Inc. will be wholly owned subsidiaries of The Colonel's Holdings. The directors, executive officers and other key employees of The Colonel's Holdings, The Colonel's and Brainerd International Raceway, Inc. will be eligible to receive Incentive Awards under the 1995 Incentive Plan. Other individuals eligible to participate in the 1995 Incentive Plan may join The Colonel's Holdings, The Colonel's or Brainerd International Raceway, Inc. in the future. A maximum of 3,000,000 shares of Common Stock (subject to certain antidilution adjustments) would be available for Incentive Awards under the 1995 Incentive Plan. Of the 3,000,000 shares authorized for Incentive Awards under the 1995 Incentive Plan, only one-half could be awarded as restricted stock. Shares to be issued under the 1995 Incentive Plan would be authorized and unissued. Because directors, officers and key employees of The Colonel's Holdings and its subsidiaries may receive awards under the 1995 Incentive Plan, they may be deemed to have an interest in the 1995 Incentive Plan. The 1995 Incentive Plan would not be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and would not be subject to the Employee Retirement Income Security Act of 1974.

     The 1995 Incentive Plan would be administered by a Stock Option Committee (the "Committee"), which is to be comprised of two nonemployee directors, neither of whom participates or is eligible to participate in any long-term incentive plan of The Colonel's Holdings or its subsidiaries, except for nondiscretionary stock option grants based upon a specified formula, and both of whom must be "outside directors" as defined in the rules issued pursuant to Section 162(m) of the Code. The Committee would

                                     135
make determinations, subject to the terms of the 1995 Incentive Plan, as to the persons to receive Incentive Awards, the amount of Incentive Awards to be granted to each person, the terms of each grant, and all other determinations necessary or advisable for administration of the 1995 Incentive Plan. The Committee could amend the terms of Incentive Awards granted under the 1995 Incentive Plan from time to time in a manner consistent with the 1995 Incentive Plan; provided, however, that no amendment could be effective relating to a particular Incentive Award without the consent of the relevant participant, except to the extent the amendment operated solely to the benefit of the participant.

     Under the 1995 Incentive Plan, participants could be granted stock options. A stock option is the right to purchase a specified number of shares of stock issued by the company for a stated price at specified times. Certain stock options that could be granted to employees under the 1995 Incentive Plan may qualify as incentive stock options as defined in
Section 422(b) of the Code. Other stock options, including all stock options that will be granted to directors who are not employees, would not be incentive stock options within the meaning of the Code. Stock options could be granted at any time prior to the termination of the 1995 Incentive Plan according to its terms or by action of the Committee.

     The Committee would set forth the terms of individual grants of stock options in stock option agreements, which agreements would contain such terms and conditions, consistent with the provisions of the 1995 Incentive Plan, as the Committee determined appropriate. These restrictions may include vesting requirements to encourage long-term ownership of shares. The Colonel's Holdings will receive no consideration upon the award of options. The option price per share would be determined by the Committee and would be a price equal to or higher than the "market value" of The Colonel's Holdings Common Stock on the date of grant. "Market Value" means the last reported sales price of shares of The Colonel's Holdings Common Stock as reported on the NASDAQ system on the date of grant, or if no shares were traded on that date, the last preceding date on which shares were traded. On September 19, 1995, the last reported sales price of Brainerd Common Stock on the NASDAQ system was $5.50 per share. When exercising all or a portion of an option, a participant could pay the exercise price with cash or, with the consent of the Committee, shares of common stock or other consideration substantially equivalent to cash. If shares of common stock are used to pay the exercise price and the Committee consents, a participant may use the value of shares received upon exercise for further exercises in a single transaction, permitting a participant to fully exercise an option with a relatively small initial cash or stock payment. The Committee could also authorize payment of all or a portion of the option price in the form of a promissory note or installments on such terms as the Committee approved. The Board of Directors could restrict or suspend the power of the Committee to permit such loans and could require that adequate security be provided.



                                     136
     In addition to the options that can be granted in the discretion of the Committee, the 1995 Incentive Plan provides that stock options will be automatically granted to each nonemployee director on March 1 and September 1 of each year. The 1995 Incentive Plan provides that the directors eligible to receive automatic options will receive options to purchase 500 shares on September 1, 1995. For each automatic grant after September 1, 1995, the number of shares subject to the grant will equal 105% of the number of shares subject to the previous automatic grant under the 1995 Incentive Plan, with the result rounded up or down to the nearest 5-share increment (for example, options for 105% of 500 shares will be granted on March 1, 1996; options for 105% of that figure will be granted on September 1, 1996).

     Stock options granted to nonemployee directors will not qualify as incentive stock options. The exercise price of each option awarded to a nonemployee director will be 100% of the market value at the date of grant. A nonemployee director may pay the exercise price in cash or stock and would have 10 years after the date of grant to exercise each option. The 1995 Incentive Plan provides that any new director who would be eligible to receive an automatic grant and is elected or appointed other than on a grant date would receive an option on the date of his or her election or appointment for the number of shares granted to nonemployee directors in the previous grant under the 1995 Incentive Plan. The option price for an option awarded to a new director under this provision would be the market value of Common Stock as of the date of his or her appointment or the date of the prior grant, whichever is higher.

     Although the term of each stock option would be determined by the Committee, no stock option would be exercisable under the 1995 Incentive Plan after the expiration of 10 years from the date it was granted.
Options generally would be exercisable for limited periods of time in the event an option holder was terminated from employment with The Colonel's Holdings or its subsidiary without cause, died, or became disabled. If an option holder was terminated for cause, the option holder would forfeit all rights to exercise any outstanding options. Options granted to participants under the 1995 Incentive Plan could not be transferred except by will or by the laws of descent and distribution. There is no specified limit on the number of options that could be granted to any individual participant under the 1995 Incentive Plan, except that (i) semiannual grants to each nonemployee director are limited to the formula as provided in the 1995 Incentive Plan; and (ii) no participant could receive Incentive Awards which constitute more than 25% of the total Incentive Awards granted under the 1995 Incentive Plan.

     Because the number of participants and the market value of The Colonel's Holdings Common Stock on the grant date cannot presently be determined, the benefits or amounts that will be received by participants under the 1995 Incentive Plan are not determinable. If the 1995 Incentive Plan had been in effect for the fiscal year ended December 31, 1994, no


                                     137
benefits would be determinable, except stock option awards to nonemployee directors would have been as follows:

                             NEW PLAN BENEFITS
                       1995 LONG-TERM INCENTIVE PLAN
                                  Dollar Value at          Number of Securities
Group                           September 19, 1995<FN1>      underlying Options

Non-Executive Director Group        $6,253.12                  3,125<FN2><FN3>

___________________________

<FN1>  The dollar value of a stock option is determined by calculating the spread between the exercise price of the option and the current value of the company's common stock. In the table, the dollar value is calculated for the directors serving on the dates of grant (March 1, 1994, September 1, 1994, and September 27, 1994) as the difference between the market value of Brainerd Common Stock on the date of grant and the market value as of September 19, 1995. The dollar value in the table for the directors appointed or elected after one of those grant dates is the difference between the market value on the date of his or her election or appointment or the date of the previous grant, whichever is higher, and the market value as of September 19, 1995.
       On March 1, 1994, the last reported sale for Brainerd Common Stock on the NASDAQ System was $1.00. On September 1, 1994, the last sale for Brainerd Common Stock was $1.875. On September 27, 1994 (when 4 nonemployee directors were appointed), the last sale was reported at $4.50. On September 19, 1995, the last sale was $5.50.

<FN2>  Includes the following:  (a) stock options to purchase 500 shares of
       Common Stock granted on March 1, 1994, to 1 nonemployee director serving on that date; (b) stock options to purchase 525 shares (105% of 500 rounded to the nearest 5-share increment) granted on September 1, 1994, to 1 nonemployee director serving on that date; and
       (c) stock options to purchase 2,100 shares for 4 nonemployee directors whose service as directors began after September 1, 1994.

<FN3>  Because of the changes of the Brainerd Board during the past year arising in connection with the purchase of Brainerd shares by Donald J. Williamson, a different depiction of benefits under the 1995 Incentive Plan would have transpired if the current directors served on the Board for 1994. In addition to the assumptions above, if the current Board also served as directors for all of 1994, the dollar value of benefits to nonemployee directors as of September 19, 1995 would have been $16,612.50. This calculation is based on the assumption that 500 shares would have been granted on March 1, 1994


                                     138
       to each of the four nonemployee directors and 525 shares would have been granted on September 1, 1994 to each of those directors.

     Under current federal income tax laws, no income would be realized when an option is granted pursuant to the 1995 Incentive Plan. A participant exercising an incentive stock option would not recognize income at the time of the exercise. The difference between the market value and the exercise price would, however, be a tax preference item for the purpose of calculating alternative minimum tax. Upon sale of the stock, so long as the participant held the stock for at least one year after the exercise of the option and at least two years after the grant of the option, the participant's basis would equal the option price, and the participant would pay tax on the difference between the sale price and the option price as capital gain, in which case Brainerd would not be entitled to any deduction for compensation income. If, prior to the expiration of either of the above holding periods, the participant sold shares acquired under an incentive stock option, the tax deferral would be lost, and the participant would recognize compensation income equal to the difference between the option price and the fair market value of the shares sold at the time of exercise, but not more than the maximum amount that would not result in a loss on the disposition (generally the difference between the option price and the price at which the shares are sold). Brainerd would then receive a corresponding deduction for federal income tax purposes. Additional gains, if any, would be recognized by the participant as short- or long-term capital gain.

     If a participant exercised stock options that were not incentive stock options, the participant would recognize compensation income in the year of exercise equal to the difference between the stock option price and the fair market value of the shares on the date of exercise. The Colonel's Holdings would receive a corresponding deduction for federal income tax purposes. The optionee's tax basis in the shares acquired would be increased by the amount of compensation income recognized. Sale of the stock after exercise would result in recognition of short- or long-term capital gain or loss.

     In addition to the authority to grant stock options under the 1995 Incentive Plan, the 1995 Incentive Plan would allow the Committee to award restricted stock. Restricted stock would be subject to such terms and conditions, consistent with the provisions of the 1995 Incentive Plan, as the Committee from time to time determined. As with stock option grants, the Committee would set forth the terms of individual awards of restricted stock in restricted stock agreements. Unlike stock options, however, no more than one-half of the 3,000,000 shares available for Incentive Awards under the 1995 Incentive Plan could be awarded as restricted stock. Unless the Committee provided otherwise in a restricted stock agreement, if a participant's employment is terminated during the restricted period set by the Committee for any reason other than death, disability, retirement (as

                                     139
defined in the 1995 Incentive Plan), or termination for cause, the participant's restricted stock would be entirely forfeited. If the participant's employment is terminated during the restricted period by reason of death, disability or retirement, the restrictions on the participant's shares would terminate automatically with respect to that number of shares (rounded to the nearest whole number) equal to the total number of shares of restricted stock awarded to the participant multiplied by the percentage of the total restricted period that had elapsed since the date of grant. All remaining shares would be forfeited and returned to the Company, unless the Committee provided otherwise. If the participant's employment is terminated for cause, the participant would forfeit all stock then subject to restrictions.

     Without Committee authorization, a recipient of restricted stock could not sell, exchange, transfer, pledge, assign, or otherwise dispose of such stock other than to The Colonel's Holdings or by will or the laws of descent or distribution. In addition, the Committee could impose other restrictions on shares of restricted stock. However, holders of restricted stock would enjoy all other rights of shareholders with respect to restricted stock, including the right to vote restricted shares at shareholders' meetings and the right to receive all dividends paid with respect to restricted stock. Any securities received by a holder of restricted stock pursuant to a stock dividend, stock split, recapitalization, or reorganization would be subject to the same terms, conditions, and restrictions applicable to the restricted stock for which such shares are received.

     Generally, a participant would not recognize income upon the award of restricted stock. However, a participant would be required to recognize compensation income on the value of restricted stock at the time the restricted stock vested (when the restrictions lapse). At the time the participant recognized this compensation income, Brainerd would be entitled to a corresponding deduction for federal income tax purposes. If restricted stock was forfeited by a participant, the participant would not recognize income, and Brainerd would not receive a deduction. Prior to the lapse of restrictions, dividends paid on restricted stock would be reported as compensation income to the participant, and Brainerd would receive a corresponding deduction.

     A participant could, within thirty days after the date of an award of restricted stock, elect to report compensation income for the tax year in which the award of restricted stock occurred. If the participant made such an election, the amount of compensation income would be the value of the restricted stock at the time of the award. Any later appreciation in the value of the restricted stock would be treated as capital gain and realized only upon the sale of the restricted stock. Dividends received after such an election was made would be taxable as dividends and not treated as additional compensation income. If, however, restricted stock was forfeited after the participant had made an election as described above, the participant would not be allowed any deduction for the amount earlier

                                     140
taken into income. Upon the sale of restricted stock, a participant would realize capital gain (or loss) in the amount of the difference between the sale price and the value of the stock previously reported by the participant as compensation income.

     The 1995 Incentive Plan also permits the Committee to grant tax benefit rights, which would be subject to such terms and conditions as the Committee determined appropriate. A tax benefit right is a cash payment received by a participant upon exercise of a stock option. The amount of the payment would not exceed the amount determined by multiplying the ordinary income realized by the participant (and deductible by the Company) upon exercise of stock options that are not incentive stock options, or upon a disqualifying disposition of an incentive stock option, by the maximum federal income tax rate (including any surtax or similar charge or assessment) for corporations plus the applicable state and local tax imposed on the exercise of the stock option or disqualifying disposition. Unless the Committee provided otherwise, the net amount of a tax benefit right, subject to withholding, could be used to pay a portion of the stock option price. Tax benefit rights could be issued with respect to stock options granted not only under the 1995 Incentive Plan but also with respect to existing or future stock options awarded under any other plan of the Company that has been approved by the stockholders as of the date of the 1995 Incentive Plan.

     The 1995 Incentive Plan permits the Committee to grant stock appreciation rights. A stock appreciation right is an award that allows the participant to receive the appreciation value of the Company's Common Stock without actually owning shares in the Company. The appreciation value would be equal to the excess of the market value of the shares at the time of exercise less the option price of those shares. The participant would receive payment in cash, shares of Common Stock or some combination of the two. For payments made in shares of Common Stock, the shares would be valued as of the date of surrender of the stock appreciation right. The 1995 Incentive Plan provides that stock appreciation rights must be related to a particular option. A stock appreciation right could be granted at the same time or after the option to which the right is related. The stock appreciation right, therefore, could provide the participant with the capital necessary to exercise a stock option.

     Finally, the 1995 Incentive Plan gives the Committee authority to make stock awards. A stock award is an award of the Company's Common Stock that is subject to terms and conditions determined by the Committee at the time of the award. Stock award recipients would generally have all voting, dividend, liquidation and other rights with respect to shares of Common Stock received upon becoming the holder of record of the Common Stock. However, the Committee could impose restrictions on the assignment or transfer of Common Stock awarded under a stock award.

     Whenever Incentive Awards are made under the 1995 Incentive Plan, Brainerd could withhold from any cash otherwise payable to the participant

                                     142
or require the participant to remit to Brainerd an amount sufficient to satisfy all applicable federal, state, and local withholding taxes. Withholding could be satisfied by withholding shares of Brainerd Common Stock to be received upon exercise or by delivery to Brainerd of previously owned shares of Brainerd Common Stock.

     The Board of Directors could terminate the 1995 Incentive Plan at any time, and could from time to time amend the 1995 Incentive Plan as it deemed proper and in the best interests of Brainerd, provided that without shareholder approval no such amendment could: (i) materially increase either the benefits to participants under the 1995 Incentive Plan or the number of shares that could be issued under the 1995 Incentive Plan; (ii) materially modify eligibility requirements; (iii) modify the formula grant provisions with respect to automatic grants to nonemployee directors more than once in any six-month period; or (iv) impair any outstanding Incentive Award without the consent of the participant, except according to the terms of the Incentive Award. Subject to approval by Brainerd shareholders, the 1995 Incentive Plan would take effect at the 1995 Annual Meeting of Shareholders, and, unless previously terminated by the Board of Directors, the 1995 Incentive Plan would terminate ten years after the date it becomes effective. No award could be made under the 1995 Incentive Plan after that date.

     Brainerd intends to register shares covered by the 1995 Incentive Plan under the Securities Act of 1933 before any Incentive Award would vest or become exercisable.

Shareholder Vote Required to Approve the Proposal

     The affirmative vote of the holders of a majority of shares of Brainerd Common Stock present in person or by proxy and voting on this proposal is required to approve the 1995 Incentive Plan. Brainerd has been informed by Donald J. Williamson, who is the holder of approximately 9.9% of the shares of common stock entitled to vote, that he intends to vote his shares in favor of the proposal. For purposes of counting votes on this proposal, abstentions will effectively be treated as votes against the proposal and broker non-votes will not be counted as voted on this proposal, and the number of shares of which a majority is required will be reduced by the number of broker non-votes. The Board of Directors has determined that the 1995 Incentive Plan is in the best interests of Brainerd and its shareholders. The shares represented by proxies received from Brainerd shareholders will be voted FOR approval of the adoption of the 1995 Incentive Plan unless a vote against such approval or to abstain from voting is specifically indicated in the proxy.

             THE BRAINERD BOARD OF DIRECTORS RECOMMENDS A VOTE
             FOR APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN




                                     142
                               PROPOSAL V:
                     ELECTION OF DIRECTORS OF BRAINERD

General

     The Brainerd Board of Directors proposes that the following six directors be elected as directors of Brainerd to hold office (subject to Brainerd's Bylaws) until their successors have been elected and qualified. Assuming approval of the restatement of the Articles of Incorporation of Brainerd to provide for a classified Board of Directors, two directors will be elected to three-year terms, two directors will be elected to two-year terms and two directors will be elected to one-year terms, as set forth under "Directors and Executive Officers." See "BRAINERD PROPOSAL II:
REINCORPORATION OF BRAINERD - Establishment of Classified Board of Directors." If the proposal to provide for a classified board is not approved, six directors will be elected to one-year terms. The nominees for election are:

                           Donald J. Williamson
                              Richard L. Roe
                                Gary Moore
                                Ted M. Gans
                            J.  Daniel Frisina
                              Lisa K. Morrow

     It is the intention of the person named on the enclosed proxy to vote, unless otherwise instructed, for the election of the nominees listed above. Each of the nominees has consented to being named in this Proxy Statement and Prospectus and to serve if elected. If any nominee should become unable or unwilling to serve, which is not contemplated, the enclosed proxy may be voted for the election of a substitute nominee who may be designated by the Brainerd Board of Directors.

Shareholder Vote Required to Elect Directors

     The affirmative vote of the holders of a majority of shares of Brainerd Common Stock present in person or by proxy is required to elect directors of Brainerd. Brainerd has been informed by Donald J. Williamson, who is the holder of approximately 9.9% of the shares of common stock entitled to vote, that he intends to vote his shares in favor of management's nominees. For purposes of counting votes on this proposal, abstentions and broker non-votes will effectively be counted as votes against management's nominees. The shares represented by proxies received from Brainerd shareholders will be voted FOR election of management's nominees for directors unless a vote against any nominee is specifically indicated in the proxy.

                THE BRAINERD BOARD OF DIRECTORS RECOMMENDS
                   A VOTE FOR ALL NOMINEES LISTED ABOVE


                                     143
Voting Securities and Security Ownership of Certain Beneficial Owners and Management

     October 20, 1995 has been fixed by the Brainerd Board of Directors as the record date for determining the Brainerd shareholders who are entitled to vote at the Brainerd Meeting. On that date, 677,830 shares of Brainerd Common Stock were issued and outstanding. Brainerd shareholders are entitled to one vote on each matter presented for shareholder action for each share of Brainerd Common Stock registered in their names at the close of business on the record date.

     The following table contains information with respect to ownership of Brainerd Common Stock by all directors, all nominees for election as directors, executive officers, all directors and executive officers as a group, and by each person known to Brainerd to own beneficially more than 5% of Brainerd's outstanding common stock. The content of this table is based upon information supplied by Brainerd's officers, directors and nominees for election as directors, and represents Brainerd's understanding of circumstances in existence as of September 20, 1995.

                                                                               Pro Forma
                                                                     Percent    Percent
            Name of            Shares        Stock                     of          of
       Beneficial Owner      Owned<FN1>   Options<FN2>     Total      Class    Class<FN3>
Charles Mott                  420,000         -0-         420,000     62.0%       1.7%
Donald J. Williamson           67,080         -0-          67,080      9.9%      97.5%
Richard L. Roe                  2,195         -0-           2,195      0.3%      0.01%
Gary Moore                        -0-         -0-             -0-       -0-        -0-
Ted M. Gans                       -0-         -0-             -0-       -0-        -0-
J. Daniel Frisina                 -0-         -0-             -0-       -0-        -0-
Lisa K. Morrow                    -0-         -0-             -0-       -0-        -0-

All Directors and
  Executive Officers
  as a Group                    2,195         -0-           2,195      0.3%     97.51%<FN4>

__________________________

<FN1>  Except as otherwise disclosed, shares owned represent shares for which the beneficial owner has sole voting and investment power.
<FN2>  Shares in this column may be acquired by the exercise of options legally exercisable within 60 days of September 20, 1995.
<FN3>  Gives pro forma effect to the Merger as of September 20, 1995, and to the issuance of 23,500,000 shares of Brainerd Common Stock in the Merger to Donald J. Williamson and his wife Patsy L. Williamson proportionate to their ownership of shares of The Colonel's Common Stock.

                                     144
<FN4>  Assuming the election of Donald J. Williamson to the Board of
       Directors.

Directors and Executive Officers

     Six directors of Brainerd are to be elected at the Brainerd Meeting to hold office until their successors have been elected and qualified. Brainerd's executive officers are appointed annually by and serve at the pleasure of the Brainerd Board of Directors. The following table shows certain information with respect to each director and executive officer of Brainerd, each of whom is a citizen of the United States and of no other nation.

    Nominees to be
   Elected and Term                  Principal                     Year First
    Expiration <FN1>               Occupation <FN2>              Elected Director

Donald J. Williamson        Founder, Chairman of                      1994 <FN3>
     Age 61                 the Board, President and
Term expiring in 1998       Director, The Colonel's (since
                            1982)


Richard L. Roe              Vice President,                           1974
     Age 56                 Brainerd (since 1988);
Term expiring in 1996       Secretary, Brainerd
                            (since 1989); President,
                            Brainerd (1982 to 1987);
                            Treasurer, Brainerd
                            (1985 to 1986)


Gary Moore                  National Sales & Accounts                 1994
     Age 45                 Manager for Tremco Division
Term expiring in 1997       of B.F. Goodrich (since 1987);
                            Chairman of the Board, Chief
                            Executive Officer, Brainerd
                            (since 1995)


Ted Gans                    Attorney at Law with                      1994
     Age 60                 Ted M. Gans, P.C., Bloomfield
Term expiring in 1998       Hills, Michigan (since 1965)




                                     145
J. Daniel Frisina           National Sales Manager for                1994
     Age 47                 Legion Products (since 1992).
Term expiring in 1997       President of The Colonel's
                            (1989-1991); Treasurer and
                            Chief Financial Officer,
                            Brainerd (since 1995)


Lisa K. Morrow <FN4>        Vice President of Sales                   1994
     Age 34                 and Secretary, The Colonel's
Term expiring in 1996       (since 1989)

__________________________

<FN1>  Term expirations assume Proposal II providing for a classified Board of Directors will be approved. If Proposal II is not approved, each nominee will be elected for a term of one year and until his or her successor is elected and qualified.
<FN2>  Except as noted, each person listed has been engaged in the same principal occupation for five years or more.
<FN3>  Mr. Williamson resigned as Chairman of the Board, Chief Executive
       Officer, Treasurer and Chief Financial Officer of Brainerd on April 6, 1995. See "PROPOSAL I: ADOPTION OF THE MERGER AGREEMENT - Background of the Merger."
<FN4>  Lisa K. Morrow is the step-daughter of Donald J. Williamson.

Organization of the Board

     In February 1995, the Brainerd Board of Directors established three standing committees: the Audit Committee, the Compensation Committee, and the Stock Option Committee. Brainerd does not have a standing nominating committee. The following information includes a description of each Committee of the Brainerd Board of Directors, as each was constituted. The Brainerd Board of Directors intends to appoint chairmen and members of each committee promptly following the election of directors at the Brainerd Meeting.

     The Audit Committee was formed in February, 1995 and did not meet last year. Each year, the Audit Committee will review the upcoming audit plan submitted by the independent auditors with respect to the scope of procedures that will be performed and the fee that will be charged. The Audit Committee will also review the results of the independent audit each year, including any associated recommendations on internal controls. It is additionally intended that the Audit Committee will meet periodically with Brainerd's internal auditor.

     The Compensation Committee will be responsible to establish the compensation of the executive officers of Brainerd and its subsidiaries.

                                     146
The Compensation Committee was formed in February, 1995 and did not meet last year.

     The Stock Option Committee will be responsible for the administration and award of stock options and restricted stock under Brainerd's stock plans, including the 1995 Long-Term Incentive Plan, if adopted by Brainerd shareholders. The Stock Option Committee was formed in February, 1995 and did not meet last year.

     The Brainerd Board of Directors met four times last year.

Director Compensation

     No compensation was paid to any director for services rendered in such capacity during the fiscal year ended December 31, 1994. Directors of the Company who are not employees of the Company may be reimbursed for expenses incurred in attending meetings of the Board of Directors. John B. Welch, a director of the Company, who resigned as a director effective February 23, 1995, received consulting fees of $500 per month from the Company since April 1991. The Brainerd Board of Directors has not yet determined whether to continue Mr. Welch's consulting arrangement or, if so, upon what terms.

Executive Compensation

     Donald J. Williamson, former Chairman of the Board, Chief Executive Officer, Treasurer and Chief Financial Officer of Brainerd, received no cash compensation from Brainerd during the fiscal year ended December 31, 1994. Richard L. Roe, Vice President and Secretary of Brainerd and General Manager of the Brainerd International Raceway, received cash compensation from Brainerd in the aggregate amount of $75,000 during the fiscal year ended December 31, 1994. Except for Mr. Roe, no executive officer of Brainerd received cash compensation from Brainerd during the company's most recent three fiscal years ended December 31, 1994.

     Mr. Roe is entitled to the use of two automobiles provided without charge to Brainerd by the Pontiac Motor Division of General Motors Corporation. Other than the automobiles, none of the executive officers of Brainerd received personal non-cash benefits from Brainerd valued in excess of $25,000 during the company's most recent three fiscal years ended December 31, 1994.

Compensation Pursuant to Plans

     Employment Agreements. Brainerd does not have any employment agreements with any directors or executive officers of Brainerd.

     1987 Stock Option Plan. Brainerd adopted an Incentive Stock Option Plan for key employees and directors of Brainerd (the "Plan") in June of 1987 at the annual meeting of shareholders. The Plan provides for the issuance of common shares as incentive stock options and non-statutory

                                     147
stock options. Non-statutory options do not qualify for favorable tax treatment upon exercise afforded by Section 422 of the Internal Revenue Code. A total of 50,000 common shares of Brainerd are reserved for issuance under the Plan. The Plan is administered by a Stock Option Committee, appointed by Brainerd's Board of Directors, which currently has no acting members.

     There are no stock options issued or outstanding to executive officers or directors of Brainerd.

Certain Relationships and Related Transactions

     Brainerd has engaged in the following described transactions with members of its Board of Directors. In each instance, the transaction has been approved by the Board of Directors of Brainerd with the director or directors involved in the transaction abstaining from approving the transaction. In connection with the approval of the transactions, the Board of Directors of Brainerd determined such transactions were on terms as favorable to Brainerd as were believed to be available from an unrelated party.

     Transactions with Gene M. Snow and James W. Littlejohn. In 1989, 1990, and 1991, Gene M. Snow and James W. Littlejohn, then officers, directors, and principal shareholders of Brainerd, loaned to Brainerd a total of approximately $405,000 used in pursuing the development of a motorsports racing facility to be located in southeastern Wisconsin. In 1993, the amounts loaned and approximately $140,700 of accrued interest due thereon were satisfied with issuance of a total of 363,782 shares of Brainerd Common Stock to Mr. Snow and Mr. Littlejohn.

     In 1993, Mr. Snow entered into a financing agreement with Brainerd and its subsidiary which was pursuing the development of the motorsports racing facility, pursuant to which Brainerd was to provide the subsidiary with $3,000 per month in 1993 and Mr. Snow was to provide up to $250,000 to the subsidiary in exchange for a 25% interest in the subsidiary. In December 1993, Brainerd abandoned further pursuit of the efforts to develop the racing facility, the subsidiary was liquidated and Mr. Snow agreed to assign to Brainerd, for no additional consideration, a 25% interest in any motorsports racing facility which Mr. Snow may develop on the site near Genoa City, Wisconsin. Such obligation expires in December 1998.

     In September 1994, Mr. Snow and Mr. Littlejohn entered into a Stock Purchase Agreement with Donald J. Williamson pursuant to which
Mr. Williamson acquired all of the stock of Brainerd owned by Mr. Snow and Mr. Littlejohn. The Agreement included an undertaking by Mr. Williamson to cause Brainerd to grant to Mr. Snow an option, exercisable on or prior to September 12, 1996, to terminate Brainerd's contingent interest in the motorsports facility which Mr. Snow may develop. Exercise of the option would require a payment to Brainerd of the sum of $10,000.


                                     148
     Consulting Arrangement with Director. John B. Welch, a former director of Brainerd, rendered business consulting services to Brainerd since April 1991 for which Mr. Welch received $500, per month. Mr. Welch resigned from the Board of Directors effective February 23, 1995. The Brainerd Board of Directors has not yet determined whether to continue Mr. Welch's consulting arrangement or, if so, upon what terms.

     Other Transactions with Directors. Ted Gans is a Director of Brainerd and practices law with Ted M. Gans, P.C. During the past year, The Colonel's retained Ted M. Gans, P.C. for certain legal services and it is anticipated that the Company may retain Ted M. Gans, P.C. to render certain legal services during the current year. Gary Moore is currently serving as Chairman and Chief Executive Officer of Brainerd and is a National Sales and Accounts Manager for the Tremco Division of B.F. Goodrich. During the past year, The Colonel's purchased paint from Tremco in the ordinary course of business and it is anticipated that The Colonel's will continue to purchase paint from Tremco during the current year. J. Daniel Frisina represents Legion Tool, Mold and Manufacturing Company, Ltd., which sells among other products, automotive body replacement parts to The Colonel's as well as other customers in the automotive crash parts industry.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, required Brainerd's directors and officers, and persons who own more than 10% of Brainerd's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ system. Directors, officers and greater than 10% beneficial owners are required by SEC regulation to furnish Brainerd with copies of all Section 16(a) forms they file.

     Donald J. Williamson, Gary Moore, Ted M. Gans, J. Daniel Frisina, and Lisa K. Morrow did not make timely filings of their Initial Statement of Beneficial Ownership on Form 3 required by Section 16(a) of the Securities Exchange Act of 1934. Mr. Williamson, who became a principal shareholder of Brainerd on September 12, 1994, filed his report on Form 3 in March 1995. Messrs. Moore, Gans, and Frisina and Ms. Morrow, who became directors of Brainerd on September 14, 1994, filed their reports on Form 3 on October 17, November 7, and October 11, 1994, respectively. Other than the foregoing, to the best of Brainerd's knowledge, no director, officer, or beneficial owner of more than 10% of Brainerd's outstanding shares failed to file on a timely basis any report required by Section 16(a) of the Securities Exchange Act with respect to the year ended December 31, 1994.







                                     149
                                PROPOSAL VI:
                  CONFIRMATION OF APPOINTMENT OF AUDITORS

     Brainerd selected Copeland Buhl & Company P.L.L.P. as its principal auditors for 1994 pursuant to the recommendation of its Board of Directors. Representatives of Copeland Buhl & Company P.L.L.P. are expected to be present at the Brainerd Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     In light of the proposed Merger involving The Colonel's, the Brainerd Board of Directors recommended that Brainerd engage Deloitte & Touche LLP as its principal auditors. Deloitte & Touche LLP has served as the principal auditors of The Colonel's since December 1990. On February 27, 1995, the Brainerd Board of Directors approved the appointment of Deloitte & Touche LLP as Brainerd's principal independent accountants for the fiscal year ending December 31, 1995, replacing Copeland Buhl & Company P.L.L.P., which previously served in this role.

     The reports of Copeland Buhl & Company P.L.L.P. on Brainerd's financial statements for the past three years (1994, 1993 and 1992) did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principals.

     In connection with the audits of Brainerd's financial statements for each of the past three fiscal years (1994, 1993 and 1992) and in any subsequent interim period, there were no disagreements with Copeland Buhl & Company P.L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Copeland Buhl & Company P.L.L.P., would have caused them to make reference to the matter in their report.

Shareholder Vote Required for Confirmation of Auditors

     The affirmative vote of the holders of a majority of shares of Brainerd Common Stock present in person or by proxy is required to confirm the appointment of auditors. Brainerd has been informed by Donald J. Williamson, who is the holder of approximately 9.9% of the shares of common stock entitled to vote, that he intends to vote his shares in favor of the proposal. For purposes of counting votes on this proposal, abstentions and broker non-votes will effectively be counted as votes against the proposal. The shares represented by proxies received from Brainerd shareholders will be voted FOR the proposal unless a vote against the proposal is specifically indicated in the proxy.

                THE BRAINERD BOARD OF DIRECTORS RECOMMENDS
               A VOTE TO CONFIRM THE APPOINTMENT OF AUDITORS



                                     150
                                  EXPERTS


     The financial statements of Brainerd as of December 31, 1994 and 1993, and the related statements of operations, stockholders' equity and cash flows for the years then ended included in this Proxy Statement have been audited by Copeland Buhl & Company P.L.L.P., independent auditors, as stated in their reports appearing herein. Such financial statements have been included herein in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

     The financial statements of The Colonel's as of December 31, 1994 and 1993, and the related statements of income, shareholders' equity and cash flows for each of the three years ended December 31, 1994, included in this Proxy Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein. Such financial statements have been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                               LEGAL OPINION


     Certain legal matters in connection with the Brainerd Common Stock to be issued in connection with the Merger will be passed upon for Brainerd by Frommelt & Eide, Ltd., Minneapolis, Minnesota.


                           SHAREHOLDER PROPOSALS


     Assuming the adoption of Proposal II, shareholder proposals intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in its Proxy Statement and form of proxy relating to that meeting by July 24, 1996. Shareholder proposals should be made in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and should be addressed to: Corporate Secretary, The Colonel's Holdings, Inc., 620 South Platt Road, Milan, Michigan 48160.


                               OTHER MATTERS


     The Brainerd Board of Directors is not aware of any matters other than those specifically set forth in the Notice of Annual Meeting which will be presented for action at the Brainerd Meeting. If any other matters properly come before the Brainerd Meeting or any adjournments thereof, the proxy holder named in the accompanying proxy will vote in accordance with his best judgment.

                                     151


                   INDEX TO FINANCIAL STATEMENTS

Financial Statements of Brainerd International, Inc.: . . . . . . . .  Page

     Independent Auditors' Report . . . . . . . . . . . . . . . . . .  F-1
     Balance Sheets as of December 31, 1994 and 1993  . . . . . . . .  F-2
     Statements of Operations for the Years Ended December 31,
       1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . .  F-4
     Statements of Shareholders' Equity for the Two Years
       Ended December 31, 1994  . . . . . . . . . . . . . . . . . . .  F-5
     Statements of Cash Flows for the Years Ended December 31,
       1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . .  F-6
     Notes to Financial Statements  . . . . . . . . . . . . . . . . .  F-7
     Balance Sheets as of June 30, 1995 and 1994 (unaudited)  . . . .  F-15
     Statements of Operations for the six months ended
       June 30, 1995 and 1994 (unaudited) . . . . . . . . . . . . . .  F-17
     Statements of Cash Flows for the six months ended
       June 30, 1995 and 1994 (unaudited) . . . . . . . . . . . . . .  F-18
     Notes to Unaudited Financial Statements  . . . . . . . . . . . .  F-19

Financial Statements of The Colonel's, Inc.:

     Independent Auditors' Report . . . . . . . . . . . . . . . . . .  F-20
     Balance Sheets as of December 31, 1994 and 1993  . . . . . . . .  F-21
     Statements of Income for the Years Ended December 31,
       1994, 1993 and 1992  . . . . . . . . . . . . . . . . . . . . .  F-22
     Statements of Shareholders' Equity for the Years Ended
       December 31, 1994, 1993 and 1992 . . . . . . . . . . . . . . .  F-23
     Statements of Cash Flows for the Years Ended December 31,
       1994, 1993 and 1992  . . . . . . . . . . . . . . . . . . . . .  F-24
     Notes to Financial Statements  . . . . . . . . . . . . . . . . .  F-26
     Balance Sheets as of June 30, 1995 and 1994 (unaudited)  . . . .  F-36
     Statements of Income for the six months ended June 30,
       1995 and 1994 (unaudited)  . . . . . . . . . . . . . . . . . .  F-37
     Statements of Cash Flows for the six months ended June 30,
       1995 and 1994 (unaudited)  . . . . . . . . . . . . . . . . . .  F-38
     Notes to Unaudited Financial Statements  . . . . . . . . . . . .  F-39














                       152
                             TABLE OF CONTENTS

AVAILABLE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .iii
SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
PROPOSAL I:  ADOPTION OF THE MERGER AGREEMENT. . . . . . . . . . . . . . 22
THE MERGER AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . 37
RIGHTS OF DISSENTING SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . 40
SELECTED FINANCIAL DATA OF BRAINERD. . . . . . . . . . . . . . . . . . . 44
MANAGEMENT'S DISCUSSION AND ANALYSIS OF
     FINANCIAL CONDITION AND RESULTS OF
     OPERATIONS OF BRAINERD. . . . . . . . . . . . . . . . . . . . . . . 45
BUSINESS OF BRAINERD . . . . . . . . . . . . . . . . . . . . . . . . . . 52
SELECTED FINANCIAL DATA OF THE COLONEL'S . . . . . . . . . . . . . . . . 64
MANAGEMENT'S DISCUSSION AND ANALYSIS OF
     FINANCIAL CONDITION AND RESULTS
     OF OPERATIONS OF THE COLONEL'S. . . . . . . . . . . . . . . . . . . 66
BUSINESS OF THE COLONEL'S. . . . . . . . . . . . . . . . . . . . . . . . 77
UNAUDITED PRO FORMA COMBINED SELECTED
     FINANCIAL DATA AND CONDENSED
     FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . 90
DESCRIPTION OF CAPITAL STOCK OF BRAINERD . . . . . . . . . . . . . . . . 95
MARKET PRICES AND RELATED MATTERS. . . . . . . . . . . . . . . . . . . . 96
MANAGEMENT AND PRINCIPAL SHAREHOLDERS. . . . . . . . . . . . . . . . . . 97
CERTAIN TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 99
PROPOSAL II:  REINCORPORATION OF BRAINERD  . . . . . . . . . . . . . . .101
PROPOSAL III:  TRANSFER OF BRAINERD INTERNATIONAL RACEWAY
     TO A WHOLLY OWNED SUBSIDIARY OF BRAINERD. . . . . . . . . . . . . .132
PROPOSAL IV:  APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN. . . . . . .134
NEW PLAN BENEFITS
     1995 LONG-TERM INCENTIVE PLAN . . . . . . . . . . . . . . . . . . .138
PROPOSAL V:  ELECTION OF DIRECTORS OF BRAINERD . . . . . . . . . . . . .143
PROPOSAL VI:  CONFIRMATION OF APPOINTMENT OF AUDITORS. . . . . . . . . .150
EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .151
LEGAL OPINION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .151
SHAREHOLDER PROPOSALS. . . . . . . . . . . . . . . . . . . . . . . . . .151
OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .151

Appendix A - Agreement and Plan of Merger
Appendix B - Fairness Opinion of Century Capital
Appendix C - Dissenters' Rights Provisions of
             Minnesota Business Corporation Act
Appendix D - Agreement and Plan of
             Reorganization
Appendix E - Articles of Incorporation of The
             Colonel's Holdings, Inc.
Appendix F - Bylaws of The Colonel's
             Holdings, Inc.
Appendix G - 1995 Long-Term Incentive Plan



                             [BRAINERD LOGO]








                              PROXY STATEMENT



                     Annual Meeting of Shareholders of
                       Brainerd International, Inc.








                   For the Issuance of 23,500,000 Shares




                       BRAINERD INTERNATIONAL, INC.
                       COMMON STOCK, $0.01 PAR VALUE










                        Dated  October 23, 1995












        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





Board of Directors
BRAINERD INTERNATIONAL, INC.
Minnetonka, Minnesota


We have audited the accompanying balance sheets of Brainerd International, Inc. (A Minnesota corporation) as of December 31, 1994 and 1993, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brainerd
International, Inc. As of December 31, 1994 and 1993, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ Copeland Buhl & Company PLLP

COPELAND BUHL & COMPANY P.L.L.P.

Wayzata, Minnesota

January 13, 1995









                                     F-1

                   BRAINERD INTERNATIONAL, INC.
                          BALANCE SHEETS
                            DECEMBER 31

       ASSETS                                         1994                 1993
Current Assets:
   Cash (Note A)                                  $    115,496         $     18,113
   Prepaid expenses                                     41,559               38,187

              Total Current Assets                     157,055               56,300


Property and Equipment, at cost (Notes A and C):
   Buildings                                         1,005,276              950,956
   Racetrack                                           790,127              790,127
   Bleachers                                           761,297              761,297
   Site improvements                                   588,560              545,895
   Equipment                                           277,416              247,582
   Automotive                                          194,691              194,691
   Furniture and fixtures                               18,403               18,403
                                                     3,635,770            3,508,951
   Less accumulated depreciation                     1,663,002            1,524,104

   Land                                                130,791              130,791

     Total Property and Equipment                    2,103,559            2,115,638



        TOTAL ASSETS                              $  2,260,624         $  2,171,938

                See notes to financial statements.















                                     F-2

                   BRAINERD INTERNATIONAL, INC.
                          BALANCE SHEETS
                            DECEMBER 31

   LIABILITIES AND
   STOCKHOLDERS' EQUITY                                1994              1993
 Current Liabilities:
   Accounts payable                                 $      6,037     $    125,763
   Accrued expenses                                        8,226           11,842
   Deferred income                                        32,297           32,050
   Current maturities of installment obligations
     (Note C)                                             76,021           84,484

     Total Current Liabilities                           122,581          254,139

 Installment Obligations (Note C)                        531,845          483,225

   Total Liabilities                                     654,426          737,364

 Commitments and Contingencies (Note E)

 Stockholders' Equity:
   Common stock - $.01 par value;
     10,000,000 shares authorized;
     677,830 shares issued and outstanding                 6,778            6,778
   Paid-in capital                                     3,429,978        3,428,545
   Accumulated deficit                                (1,830,568)      (2,000,749)

     Total Stockholders' Equity                        1,606,188        1,434,574

        TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                        $  2,260,614     $  2,171,938



                See notes to financial statements.











                               F-3

                   BRAINERD INTERNATIONAL, INC.
                     STATEMENTS OF OPERATIONS
                      YEARS ENDED DECEMBER 31


                                                     1994               1993
Revenues (Note G)                                $  2,449,923      $  2,097,349

Cost of Operations                                  1,750,676         1,614,785

Gross Profit                                          699,247           482,564

General and Administrative Expenses (Note E)          464,894           484,207
Loss on investment (Note H)                                            (426,451)

Income (Loss) from Operations                         243,353          (464,094)

Other Income (Expense):
   Interest income                                      2,718            2,616
   Interest expense (Notes C and D)                   (66,890)         (49,385)
     Total Other (Expense)                            (64,172)         (46,769)

Income (Loss) before Income Taxes                     170,181         (510,863)

Provision for Income Taxes (Note I)

Net Income (Loss)                                $    170,181      $  (510,863)





Income (Loss) per Common Share (Note J)          $        .25     $      (1.22)

                See notes to financial statements.












                               F-4

                   BRAINERD INTERNATIONAL, INC.
                 STATEMENT OF STOCKHOLDERS' EQUITY
                 TWO YEARS ENDED DECEMBER 31, 1994


                                 COMMON STOCK                                    Total
                                # of       Par       Paid-In    Accumulated    Stockholders'
                               Shares     Value      Capital      Deficit         Equity
Balances at
   January 1, 1993             285,013   $ 2.850   $ 2,843,248  $ (1,489,886)  $ 1,356,212

Issuance of common stock
   in satisfaction of
   stockholder debt
   (Note D)                    363,782     3,638       542,034                     545,672

Other issuances
   of common stock              29,035       290        43,263                      43,553

Net loss for the year                                               (510,863)     (510,863)

Balances at
   December 31, 1993           677,830     6,778     3,428,545    (2,000,749)    1,434,574

Recovered short-swing
   profits received from
   shareholders                                          1,433                       1,433

Net income for the year                                              170,181       170,181

Balances at
   December 31, 1994           677,830   $ 6,778   $ 3,429,978  $ (1,830,568)  $ 1,606,188

                See notes to financial statements.

                   BRAINERD INTERNATIONAL, INC.
                     STATEMENTS OF CASH FLOWS
                      YEARS ENDED DECEMBER 31

                                                            1994             1993
Cash Flows from Operating Activities:
   Net income (loss)                                    $  170,181       $  (510,863)
   Adjustments to reconcile net income
     (loss) to net cash provided by
     operating activities:
        Depreciation                                       144,698           154,058
        Loss on investment                                                   412,480
        Discount on note repayment                                            (1,000)
        Note payable issued for services                                      25,000
        Stock issued for services                                             15,000
        Stock issued for interest expense                                     21,004
        (Increase) decrease in prepaid expenses              8,531            (5,119)
        Increase (decrease) in accounts payable            (15,726)           49,873
        Increase (decrease) in accrued expenses             (3,616)            4,508
        Increase in deferred income                            247            30,440

     Net Cash Provided by Operating Activities             304,315           195,381

Cash Flows from Investing Activities:
   Purchase of property and equipment                     (132,619)         (291,393)

Cash Flows from Financing Activities:
   Issuance of installment obligations                       4,042           106,400
   Repayment of installment obligations                    (79,788)         (134,610)
   Issuance of common stock                                                   28,533
   Funds received from shareholders for
     short-swing profits earned on their stock sales         1,433

     Net Cash Provided by (Used in) Financing
        Activities                                         (74,313)              343

Net Increase (Decrease) in Cash                             97,383           (95,669)

Cash at beginning of year                                   18,113           113,782

Cash at end of year                                     $  115,496       $    18,113


                See notes to financial statements.

                   BRAINERD INTERNATIONAL, INC.
                   NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1994 AND 1993

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

        CASH EQUIVALENTS

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

        PROPERTY AND EQUIPMENT

        The Company provides for depreciation in amounts sufficient to relate the cost of depreciable assets to operations over the following estimated service lives:

                    Buildings                 15 - 31 years
                    Racetrack                 31 years
                    Bleachers                 7 - 19 years
                    Site improvements         15 - 31 years
                    Equipment                 5 - 7 years
                    Automotive                5 years
                    Furniture and fixtures    5 - 7 years

        The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes. Accelerated methods are used for tax purposes.

        Expenditures for maintenance and repairs are charged to operations when the expense is incurred. Expenditures determined to represent additions and betterments are capitalized.

                   BRAINERD INTERNATIONAL, INC.
                   NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1994 AND 1993

NOTE A: SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        INCOME TAXES

        The Company has adopted the liability method for reporting income taxes. Deferred tax assets and liabilities are determined based on the difference between the financial statements and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. The principal difference between assets and liabilities for financial statements and tax return purposes is accumulated depreciation. Adoption of this statement had no impact on the Company's financial statements.

        RECLASSIFICATIONS

        Certain reclassifications have been made in the 1993 financial statements to conform to the classifications used in 1994. These reclassifications have no effect on retained earnings.

NOTE B: PROPOSED BUSINESS COMBINATION

        On December 14, 1994, a nonbinding letter of intent was signed with The Colonel's. Inc. which contemplates a business combination between Brainerd International, Inc. and The Colonel's, Inc. The Colonel's, Inc. is a leading supplier of plastic replacement bumpers and facias for the automotive aftermarket industry in North America. The majority shareholder of Brainerd International, Inc. is also the majority shareholder of The Colonel's, Inc. Consummation of the business combination is subject to the completion of due diligence by the parties, the negotiation and execution of the definitive merger agreement containing customary representations, warranties and covenants, approval of the proposed transactions by the shareholders of both companies and the registration of common stock of Brainerd International, Inc. constituting consideration for the merger. It is anticipated that the closing of this business combination would occur on or before May 31, 1995.

                   BRAINERD INTERNATIONAL, INC.
                   NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1994 AND 1993

NOTE C: INSTALLMENT OBLIGATIONS

        At December 31, installment obligations are as follows:

                                             1994           1993
               Mortgage notes payable     $ 500,000      $ 425,485
               10-12% installment notes     107,866        142,224
                                            607,866        567,709
               Less current maturities       76,021         84,484
                                          $ 531,845      $ 483,225

        MORTGAGE NOTES PAYABLE

        On February 16, 1994, the Company refinanced the mortgage note that existed at December 31, 1993 The following is a schedule showing the details of the refinance:

               Non-Cash Activities:
                  Mortgage note satisfaction             $  425,485
                  Interest paid on prior mortgage note        4,570
                  Accounts payable satisfaction             104,000
                  Closing costs                              11,803

               Cash                                           4,042

                  Total of new mortgage note             $  550,000

        The new loan agreement includes an installment note for $550,000 and a line of credit note for $300,000 of which none has been used at December 31, 1994. The installment note and line of credit are collateralized by substantially all of the Company's assets. The notes bear interest at a variable rate (10.5% at December 31, 1994) and are guaranteed by a stockholder. The notes contain restrictions, among others, on the payment of dividends, expenditures for property and equipment, and on certain financial ratios. The installment note is due in annual principal payments of $50,000 and interest is due quarterly. The note matures in September 2004. The line of credit funds are available through April 16, 1995, with interest, payments due monthly.

                   BRAINERD INTERNATIONAL, INC.
                   NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1994 AND 1993


NOTE C: INSTALLMENT OBLIGATIONS (CONTINUED)

        INSTALLMENT NOTES PAYABLE

        Installment notes mature at various dates through May 2000. Installment notes of $12,735 are collateralized by land. The other note is unsecured.

        During 1993, the Company issued installment notes totaling $25,000 to finance trade accounts payable and $14,000 for the purchase of land.

        Aggregate maturities of all installment obligations are as follows for years ending December 31:

                       1995                 $  76,021
                       1996                    64,971
                       1997                    66,870
                       1998                    69,009
                       1999                    71,420
                       Thereafter             259,575

                                            $ 607,866

        Interest expense on installment obligations totaled $66,890 and $28,381 in 1994 and 1993, respectively.

        Cash payments for interest on all obligations amounted to $70,505 and $21,669 in 1994 and 1993, respectively.

NOTE D: NOTES PAYABLE TO DIRECTORS/STOCKHOLDERS

        During 1993, the Company issued 363,782 shares of common stock to two directors/stockholders in full satisfaction of promissory notes payable and accrued interest totaling $545,672.

        Interest expense charged to operations by the Company on notes payable to directors/stockholders amounted to $21,004 in 1993.

                   BRAINERD INTERNATIONAL, INC.
                   NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1994 AND 1993

NOTE E: COMMITMENTS AND CONTINGENCIES

        OPERATING LEASES

        The Company leases its Minnetonka, Minnesota, general office facility and various office equipment under operating leases.

        The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 1994:

                       1995                 $  20,588
                       1996                     4,931

                                            $  25,519

        Rental expense for all operating leases amounted to $22,152 and $20,097 in 1994 and 1993, respectively.

        PUBLIC RELATIONS AND MARKETING AGREEMENT

        An agreement for public relations and marketing services provides for an annual fee of $22,800 and $21,600 in 1994 and 1993, respectively. The agreement provides for additional payments based on net profits as defined in the agreement.

NOTE F: STOCK OPTION PLAN

        The Company has a stock option plan which provides for the issuance of incentive stock options for key employees and nonstatutory stock options for outside directors. A total of 50,000 common shares of the Company are reserved under the plan. There are no outstanding stock options at December 31, 1994.

                   BRAINERD INTERNATIONAL, INC.
                   NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1994 AND 1993

NOTE G: REVENUE

        The Company derives its revenue from six sources which, in order of importance are ticket sales, entry fees, sponsorship/advertising fees, camping fees, concession sales and track rentals.

        Sponsorship/advertising fees are received from commercial organizations such as Champion Auto Stores, Inc., Coca-Cola Bottling Company, R.J. Reynolds Tobacco Company and
        Anheuser-Busch, Inc., which promote their names and products at, and in connection with, the racing events. Revenue from sponsorship fees amounted to approximately $127,500 in both 1994 and 1993.

NOTE H: LOSS ON INVESTMENT

        In 1993, the Company's only subsidiary, Motor Sports Stadium, Inc., ceased its efforts to develop a motorsports facility in Southeastern Wisconsin and was dissolved on December 29, 1993. In the fourth quarter of 1993 the Company recognized a loss of $462,451 in connection with the dissolution of the subsidiary.

























                               F-12
                   BRAINERD INTERNATIONAL, INC.
                   NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1994 AND 1993

NOTE I: INCOME TAXES

        The income tax provision reconciled to the tax computed at the statutory federal rate of 34% is as follows:

                                              1994             1993
             Income tax expense
               (benefit) at statutory
               rate of 34%                  $  52,650       $ (174,000)
             Surtax exemption                  (9,250)
             State income taxes  16,900
             (Recognized) Unrecognized
               net operating loss             (60,300)         174,000
                                            $     -         $     -

        As of December 31, 1994, the Company has net operating loss carryforwards, capital loss carryforwards and general business tax credits available to offset future taxable income. These carryforwards expire as follows:

                                NET OPERATING      CAPITAL LOSS      INVESTMENT
              CALENDAR YEAR        LOSSES          CARRYFORWARDS     TAX CREDIT
                  1998                              $  275,000
                  1999                                                $      990
                  2000                                                     2,150
                  2001                                                       260
                  2003          $   72,000
                  2004             360,000
                  2005             599,000
                  2008             332,000
                                $1,363,000          $  275,000        $    3,400









                               F-13

                   BRAINERD INTERNATIONAL, INC.
                   NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1994 AND 1993

Note I: Income Taxes (Continued)

        No deferred taxes have been recognized in the accompanying balance sheets at December 31, 1994 and 1993. Deferred tax assets and liabilities at December 31 consist of the following:

                                                     1994            1993
           Investment tax credit carryforwards     $   3,400       $   3,400
           Property and equipment temporary
             differences                              70,000         111,000
           Net operating loss carryforward           477,000         516,000
           Capital loss carryforward                  77,000          77,000
                                                     627,400         707,400
           Valuation allowance                      (627,400)       (707,400)
                                                   $   -           $    -


NOTE J: INCOME (LOSS) PER COMMON SHARE

        Income (loss) per common share is computed based on the weighted average number of common shares outstanding during each year. Weighted average shares outstanding were 677,830 in 1994 and 417,090 in 1993.





















                               F-14

                   BRAINERD INTERNATIONAL, INC.
                           BALANCE SHEET

ASSETS

                                                     June 30,          December 31,
                                                      1995                1994
                                                  (Not Audited)
CURRENT ASSETS
  Cash                                             $   377,534          $   115,496
  Prepaid Expenses                                      31,435               41,559

    Total current assets                           $   408,969          $   157,055

PROPERTY & EQUIPMENT, AT COST:
  Buildings                                        $ 1,043,826          $ 1,005,276
  Race Track                                           790,127              790,127
  Bleachers                                            761,297              761,297
  Site improvements                                    691,462              588,560
  Equipment                                            300,688              277,416
  Automotive                                           207,807              194,691
  Furniture & fixtures                                  18,403               18,403
                                                   $ 3,813,610          $ 3,635,770
Less accumulated depreciation                        1,738,002            1,663,002
                                                   $ 2,075,608          $ 1,972,768

Land                                                   130,791              130,791

    Total Property & Equipment                     $ 2,206,399          $ 2,103,559

                  TOTAL ASSETS                     $ 2,615,368          $ 2,260,614
















                               F-15

                   BRAINERD INTERNATIONAL, INC.
                           BALANCE SHEET

LIABILITIES AND
STOCKHOLDERS' EQUITY

                                                     June 30,          December 31,
                                                      1995                1994
                                                  (Not Audited)
CURRENT LIABILITIES:
  Accounts payable                                 $   149,185         $     6,037
  Accrued expenses                                       7,153               8,226
  Deferred income                                      544,267              32,297
  Current Maturities of Long-term
    obligations                                         76,021              76,021

    Total Current Liabilities                      $   776,626         $   122,581

Long-Term Obligations:
  Installment Obligation                           $   525,738         $   531,845

    TOTAL LIABILITIES                              $ 1,302,364         $   654,426

Stockholders' Equity
  Common stock -$.01 par value:
    10,000,000 shares authorized;
    677,830 shares issued and outstanding          $     6,778         $     6,778
    Paid in capital                                  3,432,303           3,429,978
    Accumulated deficit                             (2,126,077)         (1,830,568)

  Total Stockholders' Equity                       $ 1,313,004         $ 1,606,188

TOTAL LIABILITIES &
  STOCKHOLDERS' EQUITY                             $ 2,615,368         $ 2,260,614

                   BRAINERD INTERNATIONAL, INC.
          STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                            Three Months    Three Months    Six Months    Six Months
                               Ended           Ended          Ended         Ended
                             March 31,       March 31,       June 30,      June 30,
                               1995            1994            1995         1994
                           (Not Audited)   (Not Audited)  (Not Audited)  (Not Audited)
Revenues                       $   395,726   $   377,199   $   481,616   $   444,099

Cost of Operations                 267,774       416,281       311,966       438,298

Gross Profit                   $   127,952   $   (39,082)  $   169,650   $     5,801

General and Administrative         280,094       245,392       458,038       414,434

Operating (Loss)               $  (152,142)  $  (284,474)  $  (288,388)  $  (408,633)

Other Income (Expense):
  Miscellaneous Income              10,363        30,287        25,862        35,229
  Interest Expense                 (16,626)      (11,286)      (32,983)      (19,584)
   Total Other (Expense)            (6,263)       19,001        (7,121)       15,375

(Loss) Before Taxes            $  (158,405)  $  (265,473)  $  (295,509)  $  (393,258)

Net (Loss)                     $  (158,405)  $  (265,473)  $  (295,509)  $  (393,258)

Retained Earnings (Deficit)
  Beginning of
  Period                       $(1,830,568)  $(2,000,749)  $(1,830,568)  $(2,000,749)

Retained Earnings
  (Deficit)
  End of
  Period                       $(1,988,973)  $(2,266,222)  $(2,126,077)  $(2,394,077)

(Loss) per
  Common Share                 $      (.23)  $      (.39)  $      (.43)  $      (.58)

                   BRAINERD INTERNATIONAL, INC.
                     STATEMENTS OF CASH FLOWS
                                                   Six Months         Six Months
                                                 Ended June 30,     Ended June 30,
                                                     1995               1994
                                                (Not Audited)       (Not Audited)
CASH FLOWS FROM OPERATING
ACTIVITIES:
  Net Income (Loss)                              $  (295,509)         $ (393,258)
  Adjustments to reconcile net
    income to net cash provided
    by operating activities:
    Depreciation                                 $    75,000          $   75,000
    (Increase) Decrease in prepaid
    expense                                           10,124               6,672
    Increase in accounts payable                     143,148             (15,311)
    Increase (Decrease) in
    accrued expenses                                  (1,073)             (6,589)
    Increase (Decrease) in
    deferred income                                  511,970             410,104

Net Cash provided by (Used in)
  Operating Activities:                          $   443,660          $   76,618

CASH FLOWS FROM INVESTING
ACTIVITIES:
Purchase of Property & Equip.                    $  (177,840)         $  (49,733)
Net Cash provided by (Used in)
Investing Activities:                            $  (177,840)         $  (49,733)

CASH FLOWS FROM FINANCING
ACTIVITIES:
Proceeds from Issuance of Long-
Term Obligations                                 $                    $  550,000
Repayment of Long-Term Obligations                    (6,107)           (438,535)
Funds received from shareholders for short-
swing profit earned on their stock sales               2,325
Net Cash Provided by (Used in)

Financing Activities                             $    (3,782)         $  111,465

Net Increase (Decrease) in Cash                  $   262,038          $  138,350
Cash at Beginning of Period                          115,496              18,113
Cash at End of Period                            $   377,534          $  156,463

                   BRAINERD INTERNATIONAL, INC.

              Notes to Condensed Financial Statements

                           June 30, 1995

                            (Unaudited)

NOTE 1. FINANCIAL STATEMENTS

          The condensed balance sheet as of June 30, 1994, the condensed statements of operations for the three and six month periods ended June 30, 1995 and 1994 and the statement of cash flows for the six months ended June 30, 1995 and 1994 have been prepared by Brainerd International, Inc. (the "Company") without audit. In the opinion of management, all adjustments necessary to present fairly the financial position of the Company as of the June 30, 1995 and the results of operation and cash flows for the periods presented have been made and that such financial statements are not misleading. The results of operations for interim periods are not indicative of the results for the year due to the seasonal nature of the Company's business. The Financial Statements should be read in conjunction with the Financial Statements and notes thereto included in the Company's December 31, 1994, Annual Report on Form 10-KSB.


NOTE 2. EARNINGS PER SHARE

          Earnings per share was computed by dividing the net income for the period by the weighted average common shares outstanding during the period. For the six months period ended June 30, 1995, the weighted averaged were 677,830 and 677,830.

           [Letter on Deloitte & Touche LLP Letterhead]


INDEPENDENT AUDITORS' REPORT


To the Shareholders of
  The Colonel's, Inc.
Milan, Michigan

We have audited the accompanying balance sheets of The Colonel's, Inc. (the "Company") as of December 31, 1994 and 1993, and the related statements of income, shareholders' equity and cash flows for each of the three years ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years ended December 31, 1994, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

March 1, 1995














                               F-20

THE COLONEL'S, INC.
BALANCE SHEETS
DECEMBER 31, 1994 AND 1993
ASSETS                                                      1994               1993
CURRENT ASSETS:
  Cash                                                     $   164,286        $ 2,433,295
  Accounts receivable:
    Trade (net of allowance for doubtful accounts of
      $345,900 and $337,900 at December 31, 1994
      and 1993, respectively) (Note 8)                       2,474,565          1,598,967
    Related party (Note 12)                                                       173,400
    Insurance (Note 3)                                       4,352,239          4,299,203
  Inventories (Note 4 and 8)                                 5,696,584          3,239,037
  Prepaid expenses                                             239,935            325,277
  Notes receivable:
    Related party (Notes 6 and 12)                             863,658
    Other (Note 6)                                             222,381            242,150
  Current portion of deferred compensation (Note 11)           204,436            144,597
  Assets held for sale (Note 14)                               350,000
      Total current assets                                  14,568,084         12,455,926

PROPERTY, PLANT AND EQUIPMENT - Net
  (Notes 5, 9, and 11)                                      12,552,006         11,110,730

OTHER ASSETS:
  Notes receivable:
    Related party (Notes 6 and 12)                           1,969,645          1,982,539
    Other (Note 6)                                              43,285            261,178
  Long-term portion of deferred compensation (Note 11)         624,136            306,932
  Deposits (Note 11)                                         1,247,727          2,632,612
  Assets held for sale (Note 2)                                525,000            600,000
      Total other assets                                     4,409,793          5,783,261

TOTAL ASSETS (Note 9)                                     $ 31,529,883       $ 29,349,917

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Notes payable (Note 8)                                  $  6,000,000       $  6,000,000
  Current portion of long-term obligations (Note 9)          1,843,218          7,128,802
  Accounts payable - trade                                   2,809,113          3,940,499
  Accrued expenses (Note 10)                                 5,194,411          5,169,997
  Current portion of deferred compensation (Note 11)           204,436            144,597
      Total current liabilities                             16,051,178         22,383,895

LONG-TERM OBLIGATIONS, NET OF CURRENT
  PORTION (Note 9)                                           1,366,615           131,679

                               F-21
LONG-TERM PORTION OF DEFERRED COMPENSATION
  (Note 11)                                                    624,136           306,932

SHAREHOLDERS' EQUITY:
  Common stock; 10,000,000 shares authorized at
    $.10 par value, 6,021,000 shares issued and
    outstanding (Note 9)                                       602,100           602,100
  Additional paid-in capital                                 1,244,511         1,244,511
  Retained earnings                                         11,641,343         7,680,800
  Notes receivable - shareholders (Note 7)                                    (3,000,000)
      Total shareholders' equity                            13,487,954         6,527,411

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $ 31,529,883      $ 29,349,917

See notes to financial statements




































                               F-22

THE COLONEL'S, INC.

STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                   1994                  1993             1992
SALES (Notes 12 and 13)                         $ 28,492,013          $ 25,174,656     $ 25,835,683

COST OF SALES (Note 12)                           19,599,470            19,396,926       17,308,820

GROSS PROFIT                                       8,892,543             5,777,730        8,526,863

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES                         5,101,270             6,318,782        4,810,665

PLANT CLOSING COSTS (Note 14)                      1,389,368

    Income (loss) from operations                  2,401,905              (541,052)       3,716,198

OTHER INCOME (EXPENSE):
  Interest expense                                  (785,969)             (864,681)        (841,525)
  Interest income (Note 12)                          106,773               206,480          217,461
  Gain on insurance settlement (Note 3)            9,081,662             9,043,282
  Rental income (Note 12)                             73,000                87,750          132,000
  Gain (loss) on sale of property and
   equipment                                          (1,584)                2,499          726,109
  Write-off of noncompete agreement
   and other deferred costs (Note 1)                                                     (1,030,515)
  Equity in net losses of affiliated
   companies
    (Note 17)                                                                              (344,069)
  Other                                               11,927              (172,072)        (430,561)

     Other income (expense), net                   8,485,809             8,303,258       (1,571,100)

NET INCOME                                      $ 10,887,714           $ 7,762,206      $ 2,145,098


 See notes to financial statements.









                               F-23

 THE COLONEL'S, INC.

 STATEMENTS OF SHAREHOLDERS' EQUITY
 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                                                Additional      Note
                                             COMMON STOCK        Paid-In     Receivable-     Retained
                                          Shares      Amount      Capital   Shareholders     Earnings        Total
BALANCE, JANUARY 1, 1992                6,021,000  $  602,100  $ 1,244,511  $          0   $ 9,014,170  $ 10,860,781

  Net income                                                                                 2,145,098     2,145,098

  Transactions with shareholders
    (Notes 7 and 12)                                                          (4,500,000)   (1,906,401)   (6,406,401)

BALANCE, DECEMBER 31, 1992              6,021,000     602,100    1,244,511    (4,500,000)    9,252,867     6,599,478

  Net income                                                                                 7,762,206     7,762,206

  Transactions with shareholders
    (Notes 7 and 12)                                                           1,500,000    (9,334,273)   (7,834,278)

BALANCE, DECEMBER 31, 1993              6,021,000     602,100    1,244,511    (3,000,000)    7,680,800     6,527,411

  Net income                                                                                10,887,714    10,887,714

  Transactions with shareholders
    (Notes 7 and 12)                                                           3,000,000    (6,927,171)   (3,927,171)

BALANCE, DECEMBER 31, 1994              6,021,000  $  602,100  $ 1,244,511          NONE   $11,641,343  $ 13,487,954

See notes to financial statements.

















                               F-24

THE COLONEL'S, INC.

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                                                  1994                1993                 1992
CASH FLOWS FROM OPERATING
ACTIVITIES:
   Net income                                                 $ 10,887,714       $ 7,762,206          $ 2,145,098
   Adjustments to reconcile net income to net
      cash provided by operations:
         Depreciation                                            3,075,351         3,052,275            3,026,100
         Write-off of a noncompete
           agreement and other deferred costs                                                           1,030,515
   Net book value of property and equipment
      destroyed in fire                                                            1,588,670
   Provision for impairment of assets held for sale              1,109,368           200,000
   (Gain) loss on sale of property and equipment                     1,584            (2,499)            (726,109)
   Net loss of affiliates                                                                                 344,069
   Changes in assets and liabilities that provided
   (used) cash:
      Accounts receivable:
         Trade                                                    (875,598)          146,064            1,120,332
         Related parties                                           173,400           (48,055)             994,267
         Insurance                                                 (53,036)       (4,299,203)
      Inventories                                               (2,457,547)          228,732            1,267,926
      Prepaid expenses                                              85,342          (150,020)             115,069
      Accounts payable                                          (1,131,386)        2,079,525               43,534
      Accrued expenses                                              24,414         4,071,571              624,988
         Net cash provided by operating activities              10,839,606        14,629,266            9,985,789

CASH FLOWS FROM INVESTING ACTIVITIES:
   Expenditures for property, plant and equipment               (5,905,381)       (3,468,238)          (2,605,815)
   Proceeds from sale of property, plant
      and equipment                                                  2,802            10,300            2,647,515
   Net change in deposits (principally for tooling
      and equipment)                                             1,384,885        (1,929,881)            (307,969)
   Additions to notes receivable - related party                  (886,369)       (1,303,744)          (1,356,864)
   Payments received on notes receivable - related party            35,604           203,155
   Payments received on notes receivable - other                   237,663            37,422              688,051
   Proceeds from sale of investments in affiliated
      companies                                                                                            37,250
         Net cash used in investing activities                  (5,130,796)       (6,450,986)            (897,832)







                               F-25
CASH FLOWS FROM FINANCING ACTIVITIES:
   Net borrowings (payments) under notes payable                                   3,900,000           (1,790,000)
   Proceeds from long-term obligations                                             1,700,000            9,325,000
   Principal payments on long-term debt                         (5,993,777)       (3,631,459)         (10,933,910)
   Principal payment on obligations under capital
      leases                                                      (173,995)         (151,665)            (169,099)
   Distributions paid to shareholders                           (1,810,047)       (7,834,273)          (1,906,401)
   Cash disbursed for notes receivable - shareholders                                                  (4,500,000)
         Net cash used in financing activities                  (7,977,819)       (6,017,397)          (9,374,410)

NET INCREASE (DECREASE) IN CASH                               $ (2,269,009)      $ 2,160,883           $ (286,453)

                                                             (Continued)





































                               F-26

 THE COLONEL'S, INC.

 STATEMENTS OF CASH FLOWS
 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                      1994                1993              1992
NET INCREASE (DECREASE) IN CASH                   $ (2,269,009)       $ 2,160,883      $ (286,453)

CASH, BEGINNING OF YEAR                              2,433,295            272,412         558,865

CASH, END OF YEAR                                 $    164,286        $ 2,433,295      $  272,412

SUPPLEMENTAL DISCLOSURE OF
      CASH FLOW INFORMATION -
      Cash paid during the year for interest      $    901,327        $   821,167      $  896,775

SUPPLEMENTAL SCHEDULES OF NONCASH FINANCING AND INVESTING ACTIVITIES - Shareholder note receivable was reduced by $3,000,000 and $1,500,000 in 1994 and 1993, respectively, by reclassifying such amounts to shareholder distribution. In connection with the sale of the Company's investments in affiliates, in 1992 the Company issued a note receivable of $260,000 (see Note
6).


See notes to financial statements                          (Concluded)























                               F-27

THE COLONEL'S, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992


1.  ORGANIZATION

    The Colonel's, Inc. (the "Company") was incorporated in Michigan in 1982 and principally designs, manufactures and distributes plastic automotive bumper fascias and miscellaneous reinforcement beams and brackets, as replacement collision parts to the automotive aftermarket industry in North America. The Company manufactures its products using reaction injection molding and plastic injection molding technology. The Company sells its products throughout North America through its warehouses and a network of distributors.

    In connection with the acquisition of its Florida facility, noncompete agreements were obtained from the former shareholders of that company for cash consideration of $1,000,000. The value assigned to the noncompete agreement was being amortized on a straight-line basis over the three-year term of the agreement. The Company wrote-off the remaining unamortized balance of the noncompete agreements in 1992 based on management's evaluation of the future benefit of the agreements to the Company (Note 15).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVENTORIES are stated at the lower of cost or market, and cost is determined by the first-in, first-out (FIFO) method.

    PROPERTY, PLANT AND EQUIPMENT is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

         Leasehold improvements        10-25 years
         Equipment                      5-10 years
         Furniture and fixtures         3-10 years
         Vehicles                       3-7 years
         Tooling                        5-7 years

    Leasehold improvements are depreciated over the shorter of the life of the lease or their estimated useful life of 10-25 years.




                               F-28
    Expenditures for major renewals and betterments that extend the useful life of the related property, plant and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. When properties are retired or sold, the related cost and accumulated depreciation are removed from the accounts and any gain or loss on disposition is recognized.

    REVENUE RECOGNITION - Sales and trade accounts receivable are recognized at the time the product is shipped to the Company's customers.

    ASSETS HELD FOR SALE - The Company holds for sale certain machinery, equipment and real estate rental property not needed in its operations. These assets have been valued at the lower of cost or net realizable value, and are classified as short or long term based on the anticipated time of sale.

    ACCRUED LEGAL FEES - The Company accrues for anticipated legal and other professional fees in the same period that the related legal matters are accrued.

    ACCRUED ENVIRONMENTAL COSTS - The Colonel's accrues for environmental costs when environmental assessments or remedial efforts are probable, and the costs can be reasonably estimated. Generally, the timing of these accruals coincide with the earlier of a feasibility study or the Company's commitment to a plan of action based on the known facts. Accruals are recorded based on existing technology available, presently enacted laws and regulations, and without giving effect to insurance proceeds. Such accruals are not discounted. As assessments and cleanups proceed, environmental accruals are periodically reviewed and adjusted as additional information becomes available as to the nature or extent of contamination, methods of remediation required, and other actions by governmental agencies or private parties.

    INCOME TAX - Effective June 1, 1989, the Company elected to be taxed as an S Corporation for federal income tax purposes. Under these provisions. the Company's income is not taxable to the Company and is passed through to its shareholders.

    RECLASSIFICATIONS - Certain 1993 and 1992 amounts have been reclassified to conform to the 1994 presentation.

3.  PLANT FIRE

    On June 1, 1993, the Company's leased facility in Owosso, Michigan, which included its headquarters. sales offices and the principal manufacturing and warehouse facilities, was destroyed by a fire. The fire caused a complete loss of the approximate 280,000 square foot facility and damaged inventory, equipment and other contents therein. As a result of the fire, the Company transferred certain of its

                               F-29
    headquarter personnel and production to its Florida facility on an interim basis, to supplement a portion of the lost production of the Owosso facility.

    In November 1993, the Company relocated its principal operations and headquarters to Milan, Michigan, and is leasing a 350,000 square foot facility from a company owned by the shareholders of the Company. Management began production at the Milan facility in December 1993 and was producing the Company's full range of products by August 1994.

    In 1994, the Company finalized negotiations with its insurance carrier for amounts to be received on all coverages in effect at the date of the fire. Total insurance proceeds received for the replacement cost of lost property, lost profits and other direct costs of the fire were approximately $31,000,000, of which approximately $6,630,000 was due to a shareholder as indemnification of damages to the Owosso facility. The Company has recognized in other income a net gain of approximately $9,082,000 and $9,043,000 in 1994 and 1993, respectively, which represents the amount by which the Company's insurance proceeds of $24,381,000 exceeded the sum of the net book value of the assets destroyed and the liabilities resulting from the fire.

4.  INVENTORIES

    Inventories at December 31 are summarized as follows:

                                           1994                 1993
         Finished products              $ 5,320,211          $ 3,068,029
         Raw materials                      376,373              171,008

         Total inventories              $ 5,696,584          $ 3,239,037


5.  PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment at December 31 is summarized by major classifications as follows:











                               F-30

                                                               1994                1993
     Land and improvements                                $     30,000        $     30,000
     Leasehold improvements                                    381,883             157,795
     Equipment                                               6,500,354           5,410,466
     Transportation equipment (including equipment
       under capital lease)                                  1,465,918           1,381,131
     Furniture and fixtures                                    364,906             318,811
     Tooling                                                17,107,267          16,542,962
          Total                                             25,850,328          23,841,165
     Less accumulated depreciation and
       amortization                                        (13,298,322)        (12,730,435)

     Net property, plant and equipment                    $ 12,552,006        $ 11,110,730

6.  NOTES RECEIVABLE

    Notes receivable at December 31 are summarized as follows:

                                                              1994                1993
     Note receivable from a company affiliated
        through common control and ownership, due
        in monthly payments of $25,000 including
        interest at 7%, beginning January 1, 1995,
        secured by a guarantee of the majority
        shareholder. Any remaining unpaid principal
        is due January 1, 2000                             $ 2,138,186         $ 1,303,744
     Notes receivable from a company affiliated
        through common control and ownership, due
        on demand, bearing interest at the prime rate,
        collateralized by property and assets                  695,117             678,794
     Notes receivable from customer, aggregate
        monthly installments of $20,629 including
        interest at 7%, commencing February 1, 1993,
        secured by shares of common stock of a company.        242,887             464,914
     Land contract receivable, monthly installments of
        $750, including interest at 10% per annum,
        collateralized by land                                  22,779              22,779
     Note receivable from customer, monthly
        installments of $3,198, including interest
        at 9%                                                                       15,636
          Total                                              3,098,969           2,485,867
     Less current portion                                   (1,086,039)           (242,150)

     Long-term                                             $ 2,012,930         $ 2,243,717

                               F-31
7.  NOTES RECEIVABLE - SHAREHOLDERS

    Notes receivable from shareholders of $4,500,000 at December 31, 1992, was reduced by $3,000,000 and $1,500,000 in 1994 and 1993, respectively, by reclassifying such amounts to distributions to shareholders.

8.  NOTES PAYABLE

    Notes payable at December 31 consist of the following short-term credit facilities:

                                                            1994                 1993
     Line of credit with a bank, interest is due
        monthly at the bank's prime rate
        (8 1/2% and 6% at December 31, 1994
        and 1993, respectively)                         $ 4,500,000         $ 3,000,000

     Bridge notes payable to a bank. interest is
        due monthly at 1% above the bank's prime
        rate (effective rate of 9 1/2% and 7% at
        December 31, 1994 and 1993, respectively)         1,500,000           3,000,000

                                                        $ 6,000,000         $ 6,000,000

    The Company's line of credit with a bank provides for maximum borrowings of $4,500,000, based upon eligible accounts receivable and inventories. The line of credit expires August 1, 1995.

    The bridge notes were extended to the Company as an advance on insurance proceeds to be received (see Note 3) and are due on demand.

    The short-term credit facilities are with the same bank as the term note (Note 9) and are secured by the same collateral. The weighted average outstanding interest rate on the short-term credit facilities were 7.25% and 6.25% in 1994 and 1993, respectively.











                               F-32
9.  LONG-TERM OBLIGATIONS

    Long-term obligations at December 31 consist of the following:

                                                           1994                1993
     Term note payable to a bank, monthly
        principal payments of $325,000 plus
        interest at the bank's prime rate plus 1%
        (effective rate of 9 1/2% and 7% at
        December 31, 1994 and 1993, respectively)
        through August 31, 1995, at which time
        any unpaid principal and interest is due          $ 1,275,000         $ 6,950,000
     Mortgage payable to bank, interest at 9 1/4%,
        payable monthly installments of $52,000
        through May 1998, and secured by
        underlying property                                 1,808,615
     Capital lease obligations - due through
        June 1995; individual leases having monthly
        installments ranging from $470 to $9,008,
        including interest imputed at rates from 4% to
        11%, collateralized by the related machinery
        and equipment (see Note 11)                           126,218             300,213
     Other, due on demand                                                          10,268
          Total                                             3,209,833           7,260,481
     Less current portion                                  (1,843,218)         (7,128,802)

     Long-term                                            $ 1,366,615         $   131,679

    The term note is part of a bank loan agreement that includes the Company's short-term credit facilities (Note 8). This bank loan agreement is guaranteed by the shareholders of the Company and collateralized by a first priority security interest in substantially all the Company's assets and by all of the Company's issued and outstanding shares of common stock and contains certain covenants which include restrictions on the acquisition of businesses and limits the amount of shareholder distributions. The Company is also required to maintain minimum levels of working capital and net worth, and may not exceed certain debt ratios. Under the most restrictive of these covenants, the Company is prohibited from making any distributions to its shareholders in excess of amounts required for personal income tax payments. As of December 31, 1994, the Company was in violation of certain debt covenants. The Company received a waiver from the bank waiving such violations through March 31, 1995.

    In 1994, the Company assumed the outstanding mortgage payable of approximately $2,100,000 on the Company's Owosso facility from its

                               F-33
    shareholders. The assumption of the mortgage was treated as a distribution to the shareholders in the 1994 financial statements.

    The scheduled future repayments of long-term obligations at December 31, 1994, are as follows:

               1995                       $ 1,843,000
               1996                           527,000
               1997                           578,000
               1998                           262,000

10.  ACCRUED EXPENSES

     Accrued expenses at December 31 consist of the following:

                                                              1994             1993
     Accrued legal fees and settlement costs (Note 15)    $ 2,895,406      $ 2,476,368
     Accrued environmental costs (Note 16)                    850,000        1,585,590
     Accrued taxes                                            661,230          296,179
     Accrued plant closing costs (Note 14)                    355,000
     Accrued payroll and payroll related accounts             102,621          552,917
     Other                                                    330,154          258,943

     Total                                                $ 5,194,411      $ 5,169,997

11.  COMMITMENTS

     The Company leases trucks and equipment under capital leases (see Note
     9). The Company also leases warehouse space under noncancelable operating agreements. The warehouse leases require that the Company pay the taxes, insurance and maintenance expense related to the leased property. The cost and accumulated amortization of the Company's assets under capital leases at December 31 are as follows:

                                                         1994             1993
          Property under capital lease                $  428,680       $  924,059
          Less accumulated amortization                  200,051          416,015

          Total                                       $  228,629       $  508,044



                               F-34
     Minimum future lease payments under noncancelable leases at December 31, 1994, are summarized as follows:

                                                       CAPITAL           OPERATING
                                                       LEASES             LEASES
          Years ending December 31:
               1995                                   $  131,679      $   853,000
               1996                                                       459,000
               1997                                                       558,000
               1998                                                       153,000
               1999                                                       117,000
               Thereafter                                                   9,000

                    Total                                131,679      $ 2,149,000
          Less amount representing interest                5,461
          Present value of minimum lease payments        126,218
          Less current maturities                        126,218

          Long-term portion of capital lease
            obligations                                     NONE


     Rent expense, including month to month rentals, was approximately $1,952,000, $2,072,000 and $1,456,000 for the three years ended
     December 31, 1994, 1993 and 1992, respectively. Included in rent expense are amounts paid to the related parties of the Company for rental of its principal operating facilities (See Note 12).

     The Company entered into a ten-year employment agreement beginning March 1, 1987, with a key employee who is related to the Company's majority shareholder. The agreement guarantees the employee annual compensation of $104,000 starting March 1, 1987 and is increased by 5% on each anniversary date of the agreement. The Company may terminate this agreement. but it is obligated to pay the employee the remaining compensation due under the terms of the agreement. If the employee terminates the agreement, the Company is obligated to pay the employee 80% of the remaining compensation due under the terms of the agreement. The Company recorded a liability and related deferred costs for the remaining compensation due under the terms of the agreement based upon the net present value of such payments. The deferred cost amount is being amortized to operations over the term of the agreement.

     The Company entered into a ten-year consulting agreement beginning January 1, 1994, with the former president of the Company. The agreement guarantees him $52,000 per year. The Company may terminate

                               F-35
     this agreement, but is obligated to pay him the remaining compensation due under the terms of the agreement. The Company recorded a liability and related deferred costs for the remaining compensation due under the terms of the agreement based upon the net present value of such payments. The deferred cost amount is being amortized to operations over the term of the agreement.

     As of December 31, 1994, the Company has purchase commitments aggregating approximately $2,055,000 relating to the construction and purchase of tooling and machinery and equipment. The Company has recorded deposits as of December 31, 1994, of approximately $1,247,700 relating to these commitments.

12.  RELATED PARTY TRANSACTIONS

     RELATED PARTIES - The primary, parties related to the Company are as follows:

     <circle> The majority shareholder, with whom various transactions are made, including payment of monthly rent for the Owosso facility through March 1994;

     <circle> 620 Platt Road, Inc. ("Platt"), a company affiliated through common ownership, to which rental payments are made for the Milan facility;

     <circle> The Colonel's Factory Warehouse of Arkansas, Inc.
              ("Arkansas"), a company affiliated through common ownership, with which various transactions are made, including sales and purchases of inventory, and payment for and reimbursement of Arkansas' expenses; and

     <circle> Blain Buick - GMC, Inc. ("Blain"), a company affiliated through common ownership, from which automobiles, parts, and service are purchased, and rental income is earned.

     A summary, of transactions with these related parties is as follows:

                                                 1994           1993             1992
     Majority Shareholder:
       Short-term advances                  $ 13,792,000   $ 8,041,000      $ 4,242,000
       Payments on short-term advances        11,992,000       207,000        2,336,000
       Reduction of note receivable            3,000,000     1,500,000
       Assumption of mortgage                  2,127,000
          Shareholder distributions            6,927,000     9,334,000        1,906,000
       Rental expense                            280,000       840,000          840,000
       Issuance of note receivable                                            4,500,000

                               F-36

     Platt - rental expense                      840,000      490,000

     Arkansas:
       Sales of inventory                        309,500      568,300
       Purchases of inventory                    224,300      300,400

     Blain:
       Purchases of automobiles, parts
         and service                             147,000       52,000            72,000
       Rental income                              12,000       12,000            12,000
       Interest income on note receivable         48,000       52,000            42,000

     Additionally, during 1992, the Company had transactions with other related parties, which are described as follows:

     The Company owned 40% and 30% of the common stock of Trojan Auto Connection, Inc. and Leader, Automotive, Inc., respectively (together, "Leader"), during 1992. A customer of the Company owned a portion of the common stock of Leader in 1992. In December 1992, this customer purchased the Company's equity interests in Leader (see Note 16). During 1992, the Company had sales to Leader of approximately $540,000. The Company had sales to this customer of approximately $1,669,000 in 1992, and wrote off $84,000 of accounts receivable due from this customer.
     The majority shareholder of the Company owned 50% of the outstanding common stock of Astro Auto Connection. Inc. ("Astro") prior to March 1992, and acquired the remaining 50% of Astro in March 1992. In June 1992, the majority shareholder of the Company sold his equity interest to an unrelated party. In connection with the sale, approximately $550,000 of Astro's trade accounts receivable was forgiven by the Company. This transaction was treated as a distribution to the majority shareholder of the Company. The Company had sales to Astro of approximately $181,000 in 1992.

13.  MAJOR CUSTOMER

     The Company had sales to a significant customer aggregating approximately $2,782,000 during the year ended December 31, 1992. The Company had no major customers in 1994 or 1993.

14.  PLANT CLOSING

     In August 1994, the Company ceased operations and began the steps necessary to close its Florida facility. At December 31, 1994, the Company accrued estimated costs required to close the facility. Such costs include approximately $1,034,000 for the write down of assets to their net realizable value of $350,000 and $355,000 for costs of the storage, dismantling and disposing of the equipment, and other related

                               F-37
     expenses. Assets held at the facility that are not expected to be transferred to the Milan facility have been classified as short-term assets held for sale.

15.  LITIGATION

     In connection with the acquisition of the Florida facility (known as "NuPar"), the Company signed employment agreements with the former NuPar shareholders for the three-year period beginning December 4, 1991. Payments under the agreements were contingent upon the former NuPar shareholders meeting the conditions set forth in the agreements. The Company contends that the former NuPar shareholders have not met such conditions, and therefore have made no such payments. In March 1994, the former NuPar shareholders filed a lawsuit against the Company for $1,800,000 claiming they have met the conditions of the agreements and are therefore entitled to the payments thereunder.

     A second component of that action involved a purchase contract between NuPar's shareholders and the Company, covering the building leased by NuPar from those shareholders. The Company had the right to terminate that contract if certain environmental conditions were not satisfied. While the parties were litigating the issue of whether those conditions had been satisfied, the mortgage holder foreclosed the property and took title to it after NuPar's shareholders failed to redeem it. NuPar's shareholders' inability to deliver title to the building mooted their action to force the Company to purchase it. While the ultimate result of this lawsuit cannot be determined, it is not expected that final outcome resulting from this matter will have a material adverse effect on the financial position of the Company.

     A suit was filed against the Company in 1992 claiming the Company violated anti-trust laws and alleging that the Company has engaged in predatory pricing, monopolization and anti-competitive acquisitions. Discovery has narrowed the plaintiffs' theories of recoveries and the allegedly offending sales at issue to only two bumper models of which fewer than 2,000 parts were sold during the relevant period. The suit was originally filed seeking $400,000, before trebling. The Company has offered to settle this dispute for $160,000. While the ultimate result of this lawsuit cannot be determined, it is not expected that final outcome resulting from this matter will have a material adverse effect on the financial position of the Company.

     The outside designer and installer of the automated paint line system for the Company's Milan, Michigan, facility abandoned the project before it was completed, leaving his suppliers and subcontracts owed more than the Company owed to the installer under the sales contract if he had finished it. The Company arranged with third parties to have the installation completed. The installer's unpaid subcontractors are seeking to assert construction liens against the Company as well. The Company's costs to correct defects and complete performance approach,

                               F-38
     if not exceed, the unpaid contract balance. While the ultimate result of this lawsuit cannot be determined, it is not expected that final outcome resulting from this matter will have a material adverse effect on the financial position of the Company.

     In connection with the paint line system, the Company entered into a consent agreement with the Michigan Department of Natural Resources under which the Company will pay a $200,000 fine which arose because the Company failed to apply for a permit before beginning the actual erection and test operation of the system.

     The Company is involved in various other legal proceedings which have arisen in the normal course of its operations. While the results of such proceedings and those discussed in the preceding paragraphs cannot be predicted with certainty, management believes that any additional amounts that may be required resulting from the final outcome of such matters over amounts presently accrued will not have a material adverse effect on the Company's financial position.

     In January 1993, the Company and the UAW entered into a settlement agreement which is pending approval from the United States Attorney Generals office. As a result of this agreement, the Company paid approximately $215,000 in back wages. Such amount was recorded in the 1992 financial statements.

16.  ENVIRONMENTAL REMEDIATION

     The Company is responsible for the remediation of hazardous materials and ground contamination located at the Owosso facility as a result of the fire (see Note 3). In August 1993, the Michigan Department of Natural Resources required that the Company perform a complete hydrogeological study of this site to determine the extent of the contamination. The Company will engage environmental consultants in the summer of 1995 to determine the extent of the hazardous materials located at this site, if any, and the cost of any remediation. The cost of any remediation that may be required in excess of amounts accrued is not expected to have a material adverse effect on the financial position of the Company.

     As part of the lease agreement with a related party for the Milan, Michigan, facility, the Company is also responsible for the remediation of hazardous material, up to an amount of $2,000,000, which existed at this site prior to the Company entering into the lease in June 1993. The Company has accrued for all estimated remediation costs based on an environmental study of the site. The cost of any remediation that may be required in excess of amounts accrued is not expected to have a material adverse effect on the financial position of the Company.



                               F-39
17.  EQUITY IN NET LOSSES OF AFFILIATED COMPANIES

     On December 18, 1992, the Company sold all its shares of common stock in Leader to a customer for an aggregate sale price of $297,000, consisting of $37,000 cash and a $260,000 note receivable and, accordingly, the Company's losses from such investments in 1992 included the losses on their sale.

18.  SUBSEQUENT EVENT

     Subsequent to the Company's year-end, a non-binding letter of intent was signed with Brainerd International ("Brainerd") regarding the Company's potential merger with Brainerd, a publicly held company that owns and operates an automobile race track in Minnesota. Consummation of the merger is subject to a number of conditions including negotiating definitive agreements, approval by the directors of both companies' clearance by the appropriate governmental agencies and additional investigation. There are also certain aspects of Minnesota's laws which may restrict the ability of the Companies to combine. Either party may terminate the discussions.

     The merger with Brainerd, if consummated, is not expected to have a material effect on the Company's operations.

                              ******


























                               F-40

THE COLONEL'S, INC.

BALANCE SHEETS (Unaudited)
ASSETS                                        June 30          Dec 31
                                                1995            1994
CURRENT ASSETS:
Cash                                      $    224,486    $    164,286
Accounts receivable:
 Trade (net of allowance for doubtful
  accounts of $413,809 and $345,900 at
  June 30, 1995, and Dec 31, 1994,
   respectively)                             2,091,186       2,474,565
 Related party                                 329,407
Insurance                                                    4,352,239
Inventories (Note 2)                         6,046,165       5,696,584
Prepaid expenses                               328,559         239,935
Notes receivable:
 Related party                                 300,000         863,658
 Other                                         125,927         222,381
Current portion of deferred compensation       208,247         204,436
Assets held for sale                            75,000         350,000
 Total current assets                        9,728,977      14,568,084

PROPERTY, PLANT, AND EQUIPMENT-Net
 (Note 3)                                   13,322,157      12,552,006

OTHER ASSETS:
Notes receivable:
 Related party                               3,519,561       1,969,645
 Other                                               0          43,285
Long-term portion of deferred compensation     560,268         624,136
Deposits                                     3,177,120       1,247,727
Assets held for sale                           525,000         525,000
 Total other assets                          7,781,949       4,409,793

TOTAL ASSETS                              $ 30,833,083    $ 31,529,883

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Notes payable (Note 5)                    $  4,200,000    $  6,000,000
Current portion of long-term                 2,973,584       1,843,218
  obligations (Note 5)
Accounts payable-trade                       3,367,617       2,809,113
Accrued expenses (Note 4)                    4,389,228       5,194,411
Current portion of deferred compensation       208,247         204,436
 Total current liabilities                  15,322,676      16,051,178

                                    F-41
LONG-TERM OBLIGATIONS, NET OF
 CURRENT PORTION (Note 5)                    4,517,206       1,366,615
 Commitments and Contingencies
   (Note 7 & 8)

LONG-TERM PORTION OF DEFERRED
 COMPENSATION                                  560,268         624,136

SHAREHOLDERS' EQUITY:
Common stock:  10,000,000 shares $0.10
  authorized at par value, 6,021,000           602,100         602,100
  shares issued and outstanding
Additional paid-in capital                   1,244,511       1,244,511
Retained earnings                            8,770,322      11,641,343
 Total shareholders' equity                 10,616,933      13,487,954

TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY                                   $ 31,017,083    $ 31,529,883

See notes to financial statements.































                                    F-42

THE COLONEL'S, INC.

STATEMENTS OF INCOME (Unaudited)
                            Six Months Ending            Three Months Ending
                                 June 30                       June 30
                          1995            1994            1995         1994

SALES                  $14,651,145    $ 14,533,536    $ 6,831,901   $ 6,896,013

COST OF SALES            9,807,373       9,830,552      4,555,715     5,249,949

GROSS PROFIT             4,843,772       4,702,984      2,276,186     1,646,064

SELLING, GENERAL AND
  ADMINISTRATIVE
  EXPENSES               2,338,068       1,971,204      1,234,315     1,773,209

INCOME FROM OPERATIONS   2,505,704       2,731,780      1,041,871      (127,145)

OTHER INCOME (EXPENSE):
 Interest expense         (251,124)       (403,986)       (49,773)     (240,448)
 Interest income           107,215         76,524          48,021        35,507
 Rental income              36,000          37,000         18,000        18,000
 Other                       3,225         122,867         (2,421)       68,418

TOTAL OTHER INCOME
 (EXPENSE), Net           (104,684)       (167,595)        13,827      (118,523)

NET INCOME             $ 2,401,020    $  2,564,185    $ 1,055,698   $  (245,668)

See notes to financial statements.

















                                    F-43

THE COLONEL'S, INC.

STATEMENTS OF CASH FLOWS (Unaudited):

                                                          Six Months Ended
                                                              June 30
                                                    1995                 1994
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                     $  2,401,020        $  2,564,185
Adjustments to reconcile net income to net
 cash provided by operations:
Depreciation                                      1,337,449           2,190,600
Loss on Sale of Assets                               58,883

Changes in assets and liabilities that
  provided (used) cash:
Accounts receivable:
 Trade                                              383,379          (1,035,479)
 Related Parties                                   (329,407)            173,400
 Insurance                                        4,352,239           4,299,203
 Inventories                                       (533,581)           (803,471)
Prepaid expenses                                    (88,624)             93,720
Accounts payable                                    558,504          (2,469,244)
Accrued expenses                                   (621,183)           (339,922)
  Net cash provided by operating activities       7,518,679           4,672,992

CASH FLOWS FROM INVESTING ACTIVITIES:
Expenditures for property, plant and             (2,065,736)         (1,120,228)
  equipment
Proceeds from sale of property, plant               174,254                   0
  and equipment
Net change in deposits (principally for          (1,929,393)           (721,132)
  tooling and equipment)
Additions to notes receivable-related party      (1,071,375)            (16,324)
Payments received on notes receivable-
  related party                                      85,117              30,009
Payments received on notes receivable-other         139,739             118,316
  Net cash used in investing activities          (4,667,394)         (1,709,359)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings (payments) under notes
  payable                                        (1,800,000)            340,000






                                    F-44
Proceeds from long-term obligations               6,437,275           2,289,846
Principal payments on long-term debt             (2,147,664)         (4,482,184)
Principal payment on obligations under
  capital leases                                     (8,654)            (17,266)

Distributions paid to shareholders               (5,272,042)         (2,101,804)
  Net cash used in financing activities          (2,791,085)         (3,972,038)

NET INCREASE (DECREASE) IN CASH                $     60,201        $ (1,008,405)

CASH, BEGINNING OF YEAR                             164,286           2,433,295

CASH END OF PERIOD                             $    224,486        $  1,424,890

See notes to financial statements.




































                                    F-45

THE COLONEL'S, INC.

Notes to financial Statements (Unaudited)

Note 1      BASIS OF PRESENTATION

     The financial information included herein is unaudited; however such information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the results of operations, financial position and cash flows for the periods presented. The accompanying unaudited financial statements have been prepared in accordance with Article 10 of Regulation S-X.

     The results of operations for the six months ended June 30, 1995 are not necessarily indicative of the results to be expected for the full year.


Note 2      INVENTORIES

     Inventories are summarized as
       follows:                            June 30          Dec 31
                                            1995             1994
       Finished products               $  5,287,461    $   5,320,211
       Raw materials                        758,704          376,373

       Total inventories               $  6,046,165    $   5,696,584




















                                   F-46
Note 3 PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment is summarized by major classification as follows:

                                          June 30          Dec 31
                                           1995             1994
       Land and improvements           $     30,000    $      30,000
       Leasehold improvements               381,883          381,883
       Equipment                          6,822,701        6,500,354
       Transportation equipment
         (including equipment under
         capital lease)                   1,493,617        1,465,918
       Furniture and fixtures               354,980          364,906
       Tooling                           18,874,747       17,107,267

       Total                             27,957,928       25,850,328

       Less accumulated
        depreciation and
        amortization                    (14,635,771)     (13,298,322)

       Net property, plant and
         equipment                     $ 13,322,157    $  12,552,006

Note 4 ACCRUED EXPENSES

       Accrued expenses consist of the following:

                                         June 30             Dec 31
                                           1995               1994
       Accrued legal fees and
         settlement costs              $  2,498,287    $   2,895,406
       Accrued environmental
         costs                              831,798          850,000
       Accrued taxes                        599,000          661,230
       Accrued plant closing costs                0          355,000
       Accrued payroll and payroll
         related accounts                   181,203          102,621
       Other                                278,940          330,154

       Total                          $   4,389,228     $  5,194,411


                                   F-47

Note 5 NOTES PAYABLE AND LONG-TERM OBLIGATIONS

       Notes payable consist of the following:

                                          June 30               Dec 31
                                           1995                  1994
       Line of credit with a bank,
         interest due monthly at
         the bank's prime rate (9%
         and 8 1/2% - June 30, 1995
         and December 31, 1994
         respectively)                $   4,200,000            $   4,500,000

       Bridge notes payable to bank,
         repaid in 1995                           0                1,500,000

       Total Short Term               $   4,200,000            $   6,000,000
       Long term obligations consist
         of the following:

                                          June 30               Dec 31
                                           1995                  1994
       Term note payable to bank,
         payable in monthly
         installments of $200,000
         plus interest at 1/2%
         above the bank's prime
         rate (9% at June 30, 1995)
         through October 1998.        $   5,800,000

       Term note payable to a bank,
         repaid in 1995                                        $   1,275,000
       Mortgage payable to a bank,
        interest at 9 1/2%, payable
        in monthly installments
        $52,000 through May 1998
        and secured by underlying
        property.                         1,573,226                1,808,615








                                   F-48
       Capital lease obligations-due
        through June 1996; individ-
        ual leases having monthly
        installments of $9,008,
        including interest imputed at
        rates of 4% collateralized
        by the related machinery
        and equipment.                      117,564                  126,218

       Total                              7,490,790                3,209,833

       Less current portion              (2,973,584)              (1,843,218)

       Long-term                      $   4,517,206            $   1,366,615



       In May 1995, the Company secured a new credit facility with a bank that consists of a line of credit that provides for maximum borrowings of $4,500,000 based on eligible receivables and inventories, and a $6,000,000 term loan. The Company's credit facility is secured by all of the assets of the Company as well as personal guarantees of the shareholders. The Company is required to maintain certain net worth and debt to equity ratios as part of the credit agreement.

       In July 1995, the Company entered into a credit/lease agreement with its primary lending institution to purchase approximately $6,000,000 of new capital equipment. Under the arrangement, the leasing agency will make progress payments on behalf of the Company and charge interest at 8.75% on the money advanced until the equipment is installed and accepted by the Company. The Company then would initiate a 7 year lease on the equipment with a $1.00 buy out. The leasing agency has advanced $2,100,280 towards the $6,000,000.


Note 6 PLANT CLOSING

       In August 1994, the Company ceased operations and began the steps necessary to close its Florida facility. At December 31, 1994, the Company accrued estimated costs required to close the facility. Such costs include approximately $1,034,000 for the write down of assets to their net realizable value of $350,000 and $355,000 for costs of the storage, dismantling and disposing of the equipment, and other related expanses. Assets held at the facility that are not expected to be transferred to the Milan facility have been classified as short-term assets held for sale. The Company completed its closing of the Florida facility in May 1995. There is no material change in the costs to close the plant from the initial accrual.

                                   F-49
Note 7 LITIGATION

       Reference is made to Note 15 of the Company's annual financial statements.

       With respect to the Nupar shareholders' actions, the Company settled these actions in July 1995 for $1.4 million payable over the next two years interest free. This amount has already been accrued in the Company's financial statements as of June 30, 1995.

       A suit was filed against the Company in 1992 claiming the Company violated anti-trust laws and alleging that the Company has engaged in predatory pricing, monopolization and anti-competitive acquisitions. Discovery has narrowed the plaintiffs' theories of recoveries and the allegedly offending sales at issue to only two bumper models of which fewer than 2,000 parts were sold during the relevant period. The suit was originally filed seeking $400,000, before trebling. The Company has offered to settle this dispute for $160,000. While the ultimate result of this lawsuit cannot be determined, it is not expected that the final outcome resulting from this matter will have a material adverse effect on the financial position or results of operations of the Company.

       With respect to the actions involving installation of the automated paint system at Milan, Michigan, the Company settled directly with 12 of the 14 subcontractors for $240,000. Attempts to settle with the last two subcontractors remain and an accrual of $45,000 remains on the books for this settlement.

       The Company is involved in various other legal proceedings which have arisen in the normal course of its operations. While the results of such proceedings and those disclosed in the preceding paragraphs cannot be predicted with certainty, management believes that any additional amounts that may be required resulting from the final outcome of such matters over amounts presently accrued will not have a material adverse effect on the financial position or results of operations of the Company.


Note 8 ENVIRONMENTAL REMEDIATION

       The Colonel's on-going operations generate waste and manufacturing by-products in the form of excess plastic materials ("flash"), which is trimmed off the manufactured bumpers in the process of finishing them, and waterborne primer residue. Polyurethane flash is disposed of along with cardboard and wood scraps as normal rubbish. TPO flash

                                   F-50
         is recycled in the Colonel's manufacturing process. Paint residue and paint filters are periodically hauled away as non-hazardous waste. Lubricating oils and greases used in maintaining presses and other machinery are replaced and removed on a regularly scheduled basis; they are picked up and removed from the site by a licensed hauler/ recycler. The total costs of those items removal is non-material.

       The final distinguishable category of environmental expense was occasioned by the closing of the Sarasota, Florida manufacturing facility. Federal and state environmental regulations require the dismantling and removal of bulk tanks and any piping that had carried chemicals when operations are discontinued. The Colonel's completed the required discontinuance activity at the site and has been issued a final letter from the Florida Department of Environmental Protection evidencing that satisfactory completion.

       The Company is responsible for the remediation of hazardous materials and ground contamination located at the Owosso facility as a result of the fire (see Note 6 ). In August 1993, the Michigan Department of Natural Resources required that the Company perform a complete hydrogeological study of this site to determine the extent of the contamination. The Company will engage environmental consultants in the summer of 1995 to determine the extent of the hazardous materials located at this site, if any, and the cost of any remediation. The cost of any remediation that may be required in excess of amounts accrued is not expected to have a material adverse effect on the financial position or results of operations of the Company.

       As part of the lease agreement with a related party for the Milan, Michigan facility, the Company is also responsible for the remediation of hazardous material, up to an amount of $2,000,000, which existed at this site prior to the Company entering into the lease in June 1993. The Company has accrued for all estimated remediation costs based on an environmental study of the site. The cost of any remediation that may be required in excess of amounts accrued is not expected to have a material adverse effect on the financial position or results of operations of the Company.

Note 9 SUBSEQUENT EVENTS

       Subsequent to December 31, 1994, a non-binding letter of intent the Company signed, with Brainerd International ("Brainerd") regarding the Company's potential merger with Brainerd, a publicly held company that owns and operates an automobile race track in Minnesota. Consummation of the merger is subject to a number of conditions including negotiating definitive agreements, approval by the directors of both companies, clearance by the appropriate governmental agencies and additional investigation. There are also certain aspects of Minnesota's laws which may restrict the ability of the Companies to

                                   F-51

         combine. Either party may terminate the discussions. The merger with Brainerd, if consummated, is not expected to have a material effect on the Company's operations.

       The Company has issued purchase orders in excess of $5,000,000 for purchase of additional new machinery and equipment. It also has committed $3,400,000 to new tools. The Company signed new financing/lease agreements with a leasing company which will make progress payments to the manufacturers and commence the lease after installation. The Company will pay interest only at 8.75% on money advanced for progress payments before the commencement of the lease.







































                                    F-52


                                    APPENDIX A


















































                          AGREEMENT AND PLAN OF MERGER

          THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of October __, 1995 between THE COLONEL'S, INC. and BRAINERD MERGER
CORPORATION, and is joined in by BRAINERD INTERNATIONAL, INC.

          THE COLONEL'S, INC. ("The Colonel's") is a Michigan corporation with its principal executive offices located at 620 South Platt Road, Milan, Michigan 48160. The Colonel's has two shareholders, Donald J. Williamson and Patsy L. Williamson ("Shareholders").

          BRAINERD INTERNATIONAL, INC. ("Brainerd") is a Minnesota corporation with its principal place of business located at 17113
Minnetonka Boulevard, Minnetonka, Minnesota  55345.

          BRAINERD MERGER CORPORATION ("Brainerd Sub") is or will be a newly incorporated Michigan corporation and a wholly owned subsidiary of Brainerd.

          The Colonel's, Brainerd and Brainerd Sub have executed this Agreement and Plan of Merger (the "Agreement") intending to be legally bound.

     1.   General.

          1.1 Execution of Certificate of Merger. Subject to the conditions of this Agreement, The Colonel's and Brainerd Sub shall cause a Certificate of Merger in substantially the form of Exhibit A to be attached hereto (the "Certificate of Merger") to be executed and filed in accordance with the Michigan Business Corporation Act. Execution shall occur at a time and place reasonably designated by The Colonel's. It is the intention of the parties that the execution and filing of the Certificate of Merger will occur on or before June 30, 1995.

          1.2 Date of Merger. The effective date and time of the merger shall be the date and time as may be set forth in the Certificate of Merger ("Merger Date"). As of the Merger Date, Brainerd Sub shall be merged with and into The Colonel's, which shall be the surviving corporation pursuant to this Agreement. The Colonel's, in its capacity as the surviving corporation, is sometimes herein called the "Surviving Corporation."

          1.3 Effect of the Merger. On the Merger Date, the separate existence of Brainerd Sub shall cease, and the Surviving Corporation shall succeed to and possess all the rights, privileges, immunities and powers, public or private, and be subject to all the debts, liabilities, obligations and duties of Brainerd Sub and The Colonel's all without further act or deed, as provided in Section 724 of the Michigan Business Corporation Act.

          1.4 Articles of Incorporation, Bylaws, Directors and Officers. The Articles of Incorporation and Bylaws of The Colonel's which are in effect on the Merger Date shall be, from and after the Merger Date, the Articles of Incorporation and Bylaws of the Surviving Corporation until they are amended. The directors and officers of The Colonel's shall be, from and after the Merger Date, the directors and officers of the Surviving Corporation until their successors are duly elected or appointed.

          1.5 Further Documents or Necessary Action. Brainerd, Brainerd Sub and The Colonel's, respectively, shall take all such actions as may be necessary or appropriate in order to effectuate the transactions contemplated hereby. On or after the Merger Date, if any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and powers of The Colonel's or Brainerd Sub, the officers and directors of such corporation, at the expense of the Surviving Corporation shall take all such necessary or appropriate action.

          1.6 Closing. A closing shall be held at the time and place specified by The Colonel's pursuant to Section 1.1 of this Agreement (the "Closing") for execution of the Certificate of Merger and the delivery of any opinions, certificates or other documents which may then be required to satisfy the conditions of this Agreement.

     2.   Continuation and Conversion of Securities.

          2.1 Continuation of Brainerd Sub Common Stock. On the Merger Date, the Shares of Brainerd Sub Common Stock which are outstanding immediately prior to the Merger Date shall remain issued and outstanding shares of $0.10 par value common stock of the Surviving Corporation, which shall represent all of the issued and outstanding shares of the common stock of the Surviving Corporation.

          2.2 Conversion of The Colonel's Common Stock. On the Merger Date, all shares of The Colonel's Common Stock held by the Shareholders of The Colonel's shall, without further act or action, cease to exist as such and shall be converted into a right to receive aggregate consideration from Brainerd as set forth below (the "Merger Consideration").

     3. Merger Consideration. Brainerd shall issue to the Shareholders an aggregate of Twenty-Three Million Five Hundred Thousand (23,500,000) shares of Brainerd Common Stock (the "Shares"). The Shares shall be issued to the Shareholders proportionate to their ownership of The Colonel's Common Stock. Stock certificates representing the Shares shall be delivered by Brainerd Sub to the Shareholders on or as soon as practicable following the Merger Date, but in no event more than fourteen (14) days following the Merger Date.

     4. Representations, Covenants and Warranties of Brainerd and Brainerd Sub. Except as may be elsewhere disclosed or provided in this Agreement, Brainerd and Brainerd Sub jointly and severally represent, covenant and warrant as follows.


                                      -2-
          4.1 Disclosure Schedule. Brainerd and Brainerd Sub will respond to requests for corporate documents from The Colonel's and promptly complete and deliver to The Colonel's (and in no event less than thirty
(30) days prior to the Merger Date), disclosure schedules and related documents which may be requested by The Colonel's in connection with its due diligence review of Brainerd and Brainerd Sub (hereinafter referred to as the "Disclosure Schedule"), which will include the numbered exhibits specifically referred to in this Agreement. The information contained in the Disclosure Schedule, and all documents which form a part thereof, will be all of the information and documents requested by such schedules. The information to be contained in the Disclosure Schedule will be complete and accurate in all material respects, and all documents which form a part of the Disclosure Schedule will be true and complete copies of the documents they purport to represent. The representations and warranties with respect to the Disclosure Schedule will be deemed given as and when the final Disclosure Schedule is furnished to The Colonel's and again at Closing.

          4.2 Organization and Good Standing. Brainerd is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, and is duly qualified to do business in all jurisdictions where such qualification is required. Brainerd Sub is or will be a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan, with all requisite corporate power and authority to own, lease and operate its properties, if any, and to carry on its business, if any, and is or will be duly qualified to do business in all jurisdictions where such qualification is required.

          4.3 Enforceability, Consents. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Brainerd and Brainerd Sub, and this Agreement is valid and binding obligation of Brainerd and Brainerd Sub, subject only to approval by Brainerd shareholders in accordance with Section 6.2.3. No consent or approval by any governmental authority, other than compliance with applicable federal and state securities laws, is required in connection with the execution and delivery by Brainerd and Brained Sub of this Agreement, the Certificate of Merger or the consummation by Brainerd and Brainerd Sub of the transactions contemplated hereby.

          4.4 Financial Statements. The audited financial statements of Brainerd for the years ended December 31, 1993 and December 31, 1994, attached as Exhibit B to this Agreement ("Financial Statements") are true, complete and correct, and present fairly the financial position of Brainerd as of December 31, 1993 and December 31, 1994, and the results of operations for the years then ended, in conformity with generally accepted accounting principles, consistently applied.

          4.5 No Conflicts. Neither the execution nor the delivery of this Agreement, nor the performance hereof will conflict with, or result in
                                      -3-
a breach of the terms, conditions or provisions of, or constitute a default under, or give rise to a right of acceleration under, the corporate charter or Bylaws of Brainerd or Brainerd Sub, or any indenture, mortgage, deed or trust, or any other agreement or instrument to which Brainerd or Brainerd Sub are a party or by which they are bound, or any decree, or order or rule of a court or governmental authority that is binding on Brainerd or Brainerd Sub.

          4.6 Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in the Financial Statements, Brainerd had no material liabilities of any nature, whether accrued, absolute, contingent, or otherwise as of the dates of the Financial Statements. Brainerd represents and warrants that there is no basis for the assertion against Brainerd or Brainerd Sub of any material liability of any nature or in any amount not fully reflected or reserved against in the Financial Statements as of the dates of the Financial Statements.

          4.7 Adverse Changes. Since January 1, 1995, there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Brainerd.

          4.8 Capital Stock. The authorized capital stock of Brainerd consists of Ten Million (10,000,000) shares of voting Common Stock, $.01 par value, of which Six Hundred Seventy Seven Thousand Eight Hundred Thirty (677,830) shares are validly issued and outstanding and fully paid and nonassessable; no person has any present or future right, conditional, preemptive or otherwise, to acquire any additional shares of capital stock of Brainerd, or any securities which may be convertible into shares of such capital stock. The authorized capital stock of Brainerd Sub consists or will consist of one thousand (1,000) shares of voting Common Stock, $0.10 par value, of which one thousand (1,000) shares are or will be validly issued and outstanding and are or will be fully paid and nonassessable; no person has or will have prior to the Closing have any present or future right, conditional, preemptive or otherwise, to acquire any additional shares of capital stock of Brainerd Sub, or any securities which may be convertible into shares of such capital stock.

          4.9 Bank Accounts. The names and locations of all banks and other financial institutions at which Brainerd has any accounts or safe deposit boxes and the names of all persons authorized to draw thereon or have access thereto are set forth on Exhibit C.

          4.10 Absence of Claims. Except as listed on Exhibit D hereto or except as set forth in the Schedule 14A Proxy Statement of Brainerd prepared in connection with this Agreement (the "Proxy Statement"), there are no claims, suits, actions, injunctions, orders, decrees, proceedings or investigations of a material nature entered, pending or threatened against or involving Brainerd or Brainerd Sub in any court or before any governmental agency, nor is there any basis for any such claim, suit or proceeding.

                                       -4-
          4.11 Certain Employment Matters. There are no strikes, slowdowns, stoppages, organizational efforts, or other labor disputes pending or threatened against Brainerd or Brainerd Sub. Except as set forth in Exhibit E, Brainerd and Brainerd Sub are in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and neither is engaged in any unfair labor practice. Except as set forth in Exhibit E, no key employee of Brainerd, having annual base compensation exceeding $50,000 has notified Brainerd of his or her intention to terminate employment in advance of scheduled retirement and, except as set forth in Exhibit E, Brainerd does not have reason to anticipate the resignation of any key employee as a result of the transactions contemplated in this Agreement.

          4.12 Real Property Leases. Brainerd is not a party to any leases of real property, except as listed on Exhibit F, and all such leases are valid and enforceable in accordance with their terms, and Brainerd and all other parties to each of the foregoing have performed all obligations required to be performed to date.

          4.13 Personal Property Leases. Leases of personal property by Brainerd are valid and enforceable in accordance with their terms, and Brainerd and all other parties to each of the foregoing have performed all obligations required to be performed to date. All leases of personal property to which Brainerd is a party requiring aggregate payments in excess of $5,000 are listed on Exhibit F.

          4.14 Title to Personal Properties. Brainerd has good and marketable title to all property, inventory, accounts receivable, and all other assets, reflected in the Financial Statements and to all tangible personal property not reflected in its Financial Statements, but presently utilized by Brainerd except for personal property disposed of or replaced in the ordinary course of business, and all such personal property is held by Brainerd free of all liens, encumbrances, security interests, and charges except as disclosed on Exhibit G. The furniture, fixtures, machinery and equipment of Brainerd is in good and operable condition and repair, normal wear and tear excepted.

          4.15 Tax Matters. Except as set forth in Exhibit H, Brainerd has filed all federal, state, and local tax returns required to be filed as of the date of this Agreement and will continue to file all such returns through the Merger Date. All taxes, charges, penalties or fees imposed, due or levied by or for any governmental agency against Brainerd including but not limited to all federal, state or other governmental tax returns which have been filed, for the years ended December 31, 1994, 1993, and 1992 or which are, or will be required to be field for the period January 1, 1995 through the Merger Date, have been paid in full or adequately provided for and are otherwise reflected in the Financial Statements of Brainerd. No extension of time for the assessment of deficiencies for any such taxes, charges, or fees is in effect, and, to the best of Brainerd's knowledge, there is no unassessed tax deficiency proposed or threatened

                                       -5-
against Brainerd. All moneys required to be withheld by Brainerd from employees for income taxes, Social Security and unemployment insurance taxes have been collected or withheld, and either paid to the respective governmental agencies or set aside in accounts for such purpose, or properly reserved against.

          4.16 Agreements and Notes. Except as set forth in Exhibit I, and other than contracts or agreements entered into in the ordinary course of business involving amounts of less than Fifty Thousand Dollars ($50,000), Brainerd is not a party to or subject to any contract or agreement, express or implied, written or oral, for the purchase, sale, furnishing or use of any property or services, or any other agreement, note, instrument, contract, or undertaking which affects the business properties or assets of Brainerd and all such agreements or contracts are valid and enforceable in accordance with their terms, and Brainerd and all other parties to each of the foregoing have performed all obligations required to be performed to date.

          4.17 Permits and Licenses. Brainerd has all permits, licenses, orders, and approvals of all governmental bodies necessary for it to carry on its business as presently conducted; all such permits, licenses, orders, and approvals are in full force and effect and have been complied with; all fees and charges incident thereto are fully paid and current; and no suspension or cancellation of any of them is threatened, except as set forth on Exhibit D.

          4.18 Compliance with Laws. To the best of Brainerd's knowledge, Brainerd has complied with all federal, state and local laws, regulations and ordinances. Brainerd is not presently subject to, any fine, penalty, liability or disability as the result of any failure to comply with any requirement of federal, state local or foreign law or regulation (including those relating to the employment of labor or occupational health and safety) or any requirement of any domestic or foreign governmental body or agency having jurisdiction over it, material to the conduct of its business, the use of its assets and properties, or the real property owned by it. Brainerd has not been subject to any inspection or investigation by any domestic or foreign governmental agency from January 1, 1994, to the date of this Agreement, except as set forth on Exhibit D.

          4.19 Intellectual Property. Brainerd owns or is licensed or otherwise has the right to use all patents, trademarks, trade names, copyrights permits, licenses, technology, formulas, know-how and process used in or necessary for the conduct of its business. All of Brainerd's registered patents, trademarks, trade names and copyrights, if any, are listed on Exhibit J. The use of such patents, trademarks, trade names, copyrights, technology, formulas, know-how and processes by Brainerd does not, to the best of Brainerd's knowledge, infringe on the rights of any other person, company or entity, and there is no infringement or unlawful use by any other person, company or entity of any such patents, trademarks, trade names, copyrights, technology, formulas, know-how or processes.

                                       -6-
          4.20 Insurance. The present insurance coverage of Brainerd is set forth in Exhibit K and will not be in any way materially affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. The policies listed on Exhibit K are outstanding and duly in force and all premiums with respect to such policies have been paid to date.

          4.21 Employee Benefit Plans. Except as set forth on Exhibit E, Brainerd is not a party to (i) any plan or contract providing for bonuses, options, the purchase of stock, deferred compensation, retirement payments or profit sharing; (ii) any collective bargaining agreement or other contract or agreement with any labor union; or (iii) any employment agreement or other similar arrangement which is not terminable upon sixty
(60) days' or less notice without penalty to Brainerd or severance payments(s) by Brainerd. Brainerd is in compliance, to the extent required to date, with all applicable provisions of ERISA and all regulations issued thereunder, and no "reportable event" (as defined in Section 4043(b) or ERISA) which has resulted or could result in any liability under ERISA has occurred with respect to any "plan" (as defined in Section 4021 ERISA) maintained for any employee of Brainerd. True and complete copies of the most recent determination letters from the Internal Revenue Service with respect to the qualification of any plan qualified or intended to qualify, under Section 401(a) of the Internal Revenue Code of 1954, as amended ("Code"), and copies of all amendments to such plans (or descriptions of any amendments which have not yet been adopted as formal amendments) are attached as a part of Exhibit E. Full payment has been (or prior to the Merger Date will be) made by Brainerd through accrual or actual payment of all minimum amounts which Brainerd is required or expected under the terms of each plan to have paid for the period ending on the Merger Date. At December 31, 1994, no "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, existed with respect to any plan qualified, or intended to qualify, under the Code, and the "current value" of assets of each such plan equals or exceeds the "present value" of all "accrued benefits" thereunder, and, to the best of Brainerd's knowledge, this will remain the case as of the Merger Date (all as such terms are defined in Section 3 of ERISA).
Brainerd has not incurred any liability to the Pension Benefit Guaranty Corporation ("PBGC"), and there has not occurred any event or condition which presents the risk of termination of any plan by the PBGC. To the best of Brainerd's knowledge, there has been no transaction in connection with which Brainerd could be subject to either a civil penalty pursuant to
Section 502(i) of ERISA or a tax imposed under Section 4975 of the Code.

          4.22 Illegal Payments. Neither Brainerd nor to Brainerd's knowledge any person associated with or acting on behalf of Brainerd has used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or made any direct or indirect unlawful payments to government officials or others from corporate funds, or established or maintained any unlawful or unrecorded funds.

                                       -7-
          4.23 Accounts Receivable. The accounts receivable shown on the Financial Statements have been collected or are collectible at the aggregate recorded amounts thereof less applicable reserves and the accounts receivable shown on the Financial Statements will be collectible at the aggregate recorded amounts thereof less applicable reserves.

          4.24 Environmental. Exhibit L contains true, accurate and complete descriptions of (i) all licenses, permits, regulatory plans and compliance schedules, together with the durations and renewal dates thereof, which relate to Brainerd (including, without limitation, a statement of whether each was timely filed or obtained), copies of which have been or will be delivered to The Colonel's; and (ii) all litigation, investigations, inquires, and other proceedings, rulings, orders or citations pending or threatened or known to be contemplated by government officials with respect to Brainerd, as the result of any actual or alleged failure to comply with any requirement of federal, state, local or foreign law, civil or common, or regulations relating to air quality, water quality, solid waste management, hazardous or toxic substances, or the protection of health or the environment. To Brainerd's knowledge, Exhibit L also contains a complete list of all waste dumps and disposal, treatment and storage sites known to Brainerd to have been used by Brainerd, and the names of the entities known to Brainerd to have been engaged in the handling, transportation and disposal of waste materials for Brainerd. Except as disclosed on Exhibit L, Brainerd has received all permits and approvals with respect to emissions, past or present, into the environment (including solids, liquids and gases) and the proper disposal of such materials (including solid waste material) required for the operation of the business at past or present operating levels. Brainerd has kept all records and made all filings required by applicable domestic and foreign, federal, state and local laws and regulations with respect to emissions into the environment (including solids, liquids and gases), and the proper disposal of such materials (including solid waste materials). To Brainerd's knowledge, none of the sites listed on Exhibit L are priority sites or proposed priority sites in the National Contingency Plan under CERCLA or have been designated as Superfund sites thereunder or sites to which moneys authorized under CERCLA are being spent or applied. To the knowledge of Brainerd, the air and water emission discharge and waste disposal practices of Brainerd comply and have fully complied with all applicable laws and regulations in all material respects, except as disclosed on Exhibit L. Except as disclosed on Exhibit L, none of the material assets of Brainerd is contaminated with any wastes or hazardous substances.

          4.25 Books and Records. Brainerd had made and kept books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Brainerd and transactions are executed in accordance with management's general or specific authorization and transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such

                                       -8-
statements, and (ii) to maintain accountability for assets; access to assets is permitted only in accordance with management's general or specific authorization; and the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          4.26 Corporate Records. The minute book of Brainerd accurately records all actions taken by its shareholders, board of directors and committees of its board of directors.

          4.27 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby on behalf of Brainerd have been carried on by Brainerd in such a manner as not to give rise, as the result of any action of Brainerd, to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

          4.28 Truth and Completeness of Representations and Warranties. None of the information contained in the representations and warranties of Brainerd and Brainerd Sub set forth in this Agreement, or in any of the certificates, schedules, lists, documents, exhibits or other instruments delivered or to be delivered to The Colonel's as contemplated by any provision of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. All documents provided to The Colonel's by Brainerd and Brainerd Sub are true and correct copies of the documents which they purport to represent. All representations and warranties of Brainerd and Brainerd Sub contained in this Agreement, and all information furnished by them (except as affected by transactions contemplated by this Agreement) shall be true in all material respects at and as of the Merger Date as if such representations and warranties were made and such information were furnished at and as of such time and Brainerd and Brainerd Sub shall execute and perform all agreements and covenants required by this Agreement.

     5. Representations and Warranties of The Colonel's. The Colonel's represents and warrants to and agrees with Brainerd and Brainerd Sub as follows:

          5.1 Organization and Good Standing. The Colonel's is a corporation duly organized and validly existing and in good standing under the laws of the State of Michigan and has the corporate power necessary to carry out the transactions contemplated by this Agreement.

          5.2 Enforceability, Consents. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of The Colonel's and this Agreement is a valid and binding obligation of The Colonel's, subject only to approval by The Colonel's Shareholders in accordance with Section 6.1.3. No consent or approval by any governmental authority, other than compliance with applicable federal

                                       -9-
and state securities laws, is required in connection with the execution and delivery by The Colonel's of this Agreement, the Certificate of Merger or the consummation by The Colonel's of the transactions contemplated hereby.

          5.3 Financial Statements. The audited financial statements of The Colonel's for the years ended December 31, 1993 and December 31, 1994, attached as Exhibit C to this Agreement ("Financial Statements") are true, complete and correct, and present fairly the financial position of The Colonel's as of December 31, 1993 and December 31, 1994, and the results of operations for the years then ended, in conformity with generally accepted accounting principles, consistently applied.

          5.4 No Conflicts. Neither the execution nor the delivery of this Agreement, nor the performance hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or give rise to a right of acceleration under, the corporate charter or Bylaws of The Colonel's, or any indenture, mortgage, deed of trust, or any other agreement or instrument to which The Colonel's is a party or by which it is bound, or any decree, order or rule of a court or governmental authority that is binding on The Colonel's.

          5.5 Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in the Financial Statements, The Colonel's had no material liabilities of any nature, whether accrued, absolute, contingent, or otherwise as of the dates of the Financial Statements. The Colonel's represents and warrants that there is no basis for the assertion against The Colonel's of any material liability of any nature or in any amount not fully reflected or reserved against in the Financial Statements as of the dates of the Financial Statements.

          5.6 Adverse Changes. Since January 1, 1995, there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of The Colonel's.

          5.7 Capital Stock of The Colonel's. The authorized capital stock of The Colonel's consists of Ten Million (10,000,000) shares of Common Stock, Ten Cents ($0.10) par value, Six Million Twenty-One Thousand (6,021,000) shares of which have been duly authorized and validly issued and are outstanding, fully paid, and nonassessable, and One Million (1,000,000) shares of preferred stock, One Dollar ($1.00) par value, of which no shares have been issued. No other class of capital stock of The Colonel's is authorized or outstanding.

          5.8 Rights to Purchase Capital Stock. There is no right, subscription, warrant, call, preemptive right, option, or other agreement of any kind to purchase or otherwise to receive from The Colonel's or be issued any shares of the capital stock of The Colonel's, and there is no outstanding security of any kind convertible into such capital stock.



                                       -10-
          5.9 Absence of Claims. Except as set forth in the Proxy Statement there are no claims, suits, actions, injunctions, orders, decrees, proceedings or investigations of a material nature entered, pending or threatened against or involving The Colonel's in any court or before any governmental agency, nor is there any basis for any such claim, suit or proceeding.

          5.10 Certain Employment Matters. There are no strikes, slowdowns, stoppages, organizational efforts, or other labor disputes pending or threatened against The Colonel's. The Colonel's is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice. No key employee of The Colonel's, having annual base compensation exceeding $50,000 has notified The Colonel's of his or her intention to terminate employment in advance of scheduled retirement and, The Colonel's does not have reason to anticipate the resignation of any key employee as a result of the transactions contemplated in this Agreement.

          5.11 Tax Matters. The Colonel's has filed all federal, state, and local tax returns required to be filed as of the date of this Agreement and will continue to file all such returns through the Merger Date. All taxes, charges, penalties or fees imposed, due or levied by or for any governmental agency against The Colonel's including but not limited to all federal, state or other governmental tax returns which have been filed, for the years ended December 31, 1994, 1993, and 1992 or which are, or will be required to be field for the period January 1, 1995 through the Merger Date, have been paid in full or adequately provided for and are otherwise reflected in the Financial Statements of The Colonel's. No extension of time for the assessment of deficiencies for any such taxes, charges, or fees is in effect, and, to the best of The Colonel's knowledge, there is no unassessed tax deficiency proposed or threatened against The Colonel's.
All moneys required to be withheld by The Colonel's from employees for income taxes, Social Security and unemployment insurance taxes have been collected or withheld, and either paid to the respective governmental agencies or set aside in accounts for such purpose, or properly reserved against.

          5.12 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by The Colonel's in such manner as not to give rise, as the result of any action of The Colonel's, to any valid claim against any of the parties to this Agreement for a brokerage commission, finder's fee or other like payment.

          5.13 Truth and Completeness of Representations and Warranties. None of the information contained in the representations and warranties of The Colonel's set forth in this Agreement, or in any of the certificates, schedules, lists, documents, exhibits or other instruments delivered or to be delivered to Brainerd or Brainerd Sub as contemplated by any provision of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to
                                       -11-
make the statements contained herein or therein not misleading. All documents provided to Brainerd or Brainerd Sub by The Colonel's are true and correct copies of the documents which they purport to represent. All representations and warranties of The Colonel's contained in this Agreement, and all information furnished by it (except as affected by transactions contemplated by this Agreement) shall be true in all material respects at and as of the Merger Date as if such representations and warranties were made and such information was furnished at and as of such time and The Colonel's shall execute and perform all agreements and covenants required by this Agreement.

     6.   Conditions Precedent.

          6.1 Conditions Precedent to Obligations of The Colonel's. The obligations of The Colonel's under this Agreement are, at the option of The Colonel's, subject to the satisfaction of the following conditions on or before the Merger Date:

               6.1.1 Renewal of Representations and Warranties. The representations and warranties of Brainerd and Brainerd Sub herein shall have been true and correct in all material respects when made, and, in addition, shall be true and correct in all material respects on and as of the Merger Date with the same force and effect as though made on and as of the Merger Date, except as affected by the transactions contemplated hereby.

               6.1.2 Performance of Covenants. Brainerd and Brainerd Sub shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them or either of them.

               6.1.3 Required Approvals. All necessary corporate action on the part of the directors and shareholders of Brainerd and Brainerd Sub approving and adopting this Agreement shall have been taken. Additionally, this Agreement shall have received the requisite approval of the Shareholders of The Colonel's pursuant to the Michigan Business Corporation Act.

               6.1.4 Approval of Related Transactions. The Shareholders of Brainerd shall approve in accordance with the Minnesota Business Corporation Act: (i) the change in the state of incorporation of Brainerd from Minnesota to Michigan and the adoption of new articles of incorporation as set forth in Proposal II of the Proxy Statement (the "Reincorporation"); and (ii) the transfer of assets and liabilities associated with the Brainerd International Raceway to Brainerd International Raceway, Inc., a wholly owned subsidiary of Brainerd as set forth in Proposal III of the Proxy Statement. The Reincorporation of Brainerd shall have been completed prior to or simultaneously with the merger contemplated in this Agreement.
                                       -12-
               6.1.5 Opinion of Counsel. The Colonel's shall have received a satisfactory opinion of counsel dated as of the Merger Date substantially to the effect set forth in Section 7.3.

               6.1.6 Required Consents. To the extent that any material lease, contract or agreement to which Brainerd or Brainerd Sub is a party shall require the consent of any other person or entity (including governmental entities) to the merger and any other transaction provided for herein, such consent shall have been obtained; provided, however, that Brainerd or Brainerd Sub shall not make, as a condition for the obtaining of any such consent, any agreements or undertakings not approved by The Colonel's. To the extent that any material loan agreement, lease, contract or other agreement to which Brainerd or Brainerd Sub is a party shall require the consent of any other person or entity to the merger and any other transaction provided for herein, such consent shall have been obtained.

               6.1.7 Environmental Matters. The Colonel's shall have received a completed Environmental and Industrial Health Review Preliminary Questionnaire (the "Questionnaire"), in a form provided by The Colonel's, and The Colonel's shall be satisfied with the contents and disclosures set forth in the Questionnaire. Additionally, Brainerd shall have provided The Colonel's and its agents access to the properties and records of Brainerd for the purpose of conducting such environmental assessments of Brainerd's properties as The Colonel's may deem necessary or appropriate. Any environmental assessments requested by The Colonel's shall be at the sole expense of The Colonel's and shall not unreasonably interfere with the ongoing business operations of Brainerd. The Colonel's shall be satisfied in its sole judgment with the results of any environmental assessments of Brainerd's properties conducted at the request of The Colonel's.

               6.1.8 Disclosures. The parties acknowledge that this Agreement is being executed prior to the completion by The Colonel's of its financial and other due diligence and prior to the completion by Brainerd and Brainerd Sub and the delivery to The Colonel's of the Disclosure Schedule and the documents and information associated therewith. Brainerd and Brainerd Sub will fully cooperate with The Colonel's in completing its financial and other due diligence. The completed Disclosure Schedule and ancillary documents and information will be furnished to The Colonel's promptly and no later than thirty
     (30) days prior to the Merger Date.   The Colonel's shall be satisfied
     with the content of all exhibits, schedules, information, and materials including the Disclosure Schedule, and that the results of The Colonel's examination of the business, condition, and future prospects (financial and otherwise) of Brainerd, including without limitation the value of Brainerd's assets, did not disclose items or events materially adverse to Brainerd.


                                       -13-
               6.1.9 Absence of Adverse Changes. No material adverse change in the business, properties or financial condition of Brainerd or Brainerd Sub shall have occurred.

               6.1.10 Proceedings. No action or proceeding by any governmental agency or third party shall have been instituted or threatened which would enjoin, restrain or prohibit, or might result in substantial damages in respect of this Agreement or the consummation of the transactions contemplated by this Agreement, which would in the reasonable judgment of The Colonel's make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party which enjoins, restrains or prohibits or seeks to enjoin, restrain or prohibit this Agreement or consummation of the transactions contemplated by this Agreement.

               6.1.11 Documentation. All proceedings taken by Brainerd and Brainerd Sub and all instruments executed and delivered by Brainerd and Brainerd Sub on or prior to the Merger Date in connection with the transactions herein contemplated shall be satisfactory, in all reasonable respects, in form and substance to The Colonel's and its counsel.

          6.2 Conditions Precedent to Obligations of Brainerd and Brainerd Sub. The obligations of Brainerd and Brainerd Sub under this Agreement are, at the option of Brainerd, subject to the satisfaction of the following conditions on or before the Merger Date:

               6.2.1 Renewal of Representations and Warranties. The representations and warranties of The Colonel's herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on and as of the Merger Date with the same force and effect as though made on and as of the Merger Date, except as affected by the transactions contemplated hereby.

               6.2.2 Performance of Covenants. The Colonel's shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it.

               6.2.3 Required Approvals. All necessary corporate action on the part of the directors and Shareholders of The Colonel's approving and adopting this Agreement shall have been taken. The Agreement shall have been approved by both Shareholders of The Colonel's such that neither Shareholder of The Colonel's will be entitled to exercise any dissenter's rights under Michigan law with respect to the transactions contemplated in this Agreement. Additionally, this Agreement shall have received the requisite approval of the shareholders of Brainerd pursuant to the Minnesota Business Corporation Act.
                                       -14-

               6.2.4 Approval of Related Transactions. The Shareholders of Brainerd shall approve in accordance with the Minnesota Business Corporation Act: (i) the change in the state of incorporation of Brainerd from Minnesota to Michigan and the adoption of new articles of incorporation as set forth in Proposal II of the Proxy Statement (the "Reincorporation"); and (ii) the transfer of assets and liabilities associated with the Brainerd International Raceway to Brainerd International Raceway, Inc., a wholly owned subsidiary of Brainerd as set forth in Proposal III of the Proxy Statement. The Reincorporation of Brainerd shall have been completed prior to or simultaneously with the merger contemplated in this Agreement.

               6.2.5 Opinion of Counsel. Brainerd shall have received a satisfactory opinion of counsel dated as of the Merger Date substantially to the effect set forth in Section 8.4 herein.

               6.2.6 Absence of Adverse Changes. No material adverse change in the business, properties or financial condition of The Colonel's shall have occurred.

               6.2.7 Proceedings. No action or proceeding by any governmental agency or third party shall have been instituted or threatened which would enjoin, restrain or prohibit, or might result in substantial damages in respect of this Agreement or the transactions contemplated by this Agreement, and which would in the reasonable judgment of Brainerd make it inadvisable to consummate such transactions, and no court order, decree, or injunction shall have been entered in any action or proceeding instituted by any other party which enjoins, restrains or prohibits or seeks to enjoin, restrain or prohibit this Agreement or consummation of the transactions contemplated by this Agreement.

               6.2.8 Documentation. All proceedings taken by The Colonel's and all instruments executed and delivered by The Colonel's on or before the Merger Date in connection with the transactions herein contemplated shall be satisfactory, in all reasonable respects, in form and substance to Brainerd and Brainerd's counsel.

     7. Delivery of Documents and Property. In addition to those items which elsewhere in this Agreement are required to be acknowledged, executed, delivered, or exchanged between the parties, the following items have been, or shall be, executed, delivered, or exchanged as described below:

          7.1  Stock Certificates.   Certificates representing all of the
issued and outstanding shares of the capital stock of The Colonel's, duly endorsed in blank and accompanied by irrevocable stock powers, also endorsed in blank and represented by Shareholders as sufficient to transfer and assign to Brainerd good and marketable title to all such stock, free

                                       -15-
and clear of all liens, encumbrances, equities and claims, shall be delivered by the Shareholders to Brainerd in exchange for the Shares of Brainerd Common Stock issuable to Shareholders in accordance with
Section 3.

          7.2  Secretary's Certificate.   A certificate or certificates
dated as of the Merger Date, signed by the Secretary of Brainerd, shall be delivered to The Colonel's, setting forth (i) the authorized, outstanding and unissued capital stock of Brainerd; (ii) the names and addresses of the holders (of record and beneficially) of such authorized and outstanding stock, and the number of shares owned by each; (iii) the names and addresses of all directors and officers of Brainerd, and (iv) the names of the officers authorized to execute and deliver the documents and related instruments deliverable hereunder.

          7.3  Opinion of Brainerd's Counsel.   An opinion of Frommelt &
Eide, Ltd., counsel to Brainerd and Brainerd Sub, will be delivered to The Colonel's, dated as of the Merger Date, to the effect that:

               7.3.1 Brainerd is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota; and Brainerd Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan.

               7.3.2 The execution and delivery of this Agreement to The Colonel's and the transactions provided for herein have been duly authorized by the Board of Directors and shareholders of Brainerd in accordance with its Articles of Incorporation and Bylaws and by the Board of Directors and shareholder of Brainerd Sub in accordance with its Articles of Incorporation and Bylaws;

               7.3.3 This Agreement constitutes a binding obligation of Brainerd and Brainerd Sub, enforceable in accordance with its terms.

               7.3.4 All of the Shares to be issued to the Shareholders pursuant to the Merger, have been duly authorized and, upon exchange pursuant to the terms of this Agreement, such shares of Brainerd Common Stock will be validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof;

               7.3.5 Except as specifically may be disclosed in the opinion, the execution and delivery by Brainerd of this Agreement, and consummation of the transactions contemplated herein, do not, to the knowledge of such counsel after making reasonable inquiry of Brainerd with respect thereto, constitute a default (or give rise to a right of termination, cancellation or acceleration) under any of the terms, conditions, or provisions of any note, mortgage, indenture, license, agreement or any other instrument or obligation to which Brainerd or Brainerd Sub is a party or violate any court order, writ, injunction

                                       -16-
     or decree applicable to Brainerd or Brainerd Sub or any of their properties or assets;

          7.4  Opinion of The Colonel's.   An opinion of Warner Norcross &
Judd LLP, counsel to The Colonel's, will be delivered to Brainerd and Brainerd Sub, dated as of the Merger Date, to the effect that:

               7.4.1 The Colonel's is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan;

               7.4.2 The execution and delivery of this Agreement to Brainerd and Brainerd Sub and the transactions provided for herein have been duly authorized by the Board of Directors and Shareholders of The Colonel's in accordance with its Articles of Incorporation and Bylaws;

               7.4.3 This Agreement constitutes a binding obligation of The Colonel's, enforceable in accordance with its terms.

               7.4.4 Except as specifically may be disclosed in the opinion, the execution and delivery by The Colonel's of this Agreement, and consummation of the transactions contemplated herein, do not, to the knowledge of such counsel after making reasonable inquiry of The Colonel's with respect thereto, constitute a default (or give rise to a right of termination, cancellation or acceleration) under any of the terms, conditions, or provisions of any note, mortgage, indenture, license, agreement or any other instrument or obligation to which The Colonel's is a party or violate any court order, writ, injunction or decree applicable to The Colonel's or any of its properties or assets;

     8. Conduct of Business by Brainerd to Merger Date. During the period from the date of this Agreement to the Merger Date, except as may be specifically anticipated by this Agreement, Brainerd will continue to conduct its operations according to its ordinary and usual course of business and to maintain its records and books of account in a manner that fairly and correctly reflects its income, expenses and liabilities in accordance with generally accepted accounting principles consistently applied. Brainerd warrants that during such period Brainerd will, or except as elsewhere provided in this Agreement:

          8.1  Corporate Charter.   Make no change in its corporate
charter;

          8.2  Listing.   Maintain the listing of shares of Brainerd Common
Stock on the NASDAQ Small-Cap Market and remain subject to and comply with the reporting and other requirements of the Securities Exchange Act of 1934;


                                       -17-
          8.3  Capital Stock.   Not (i) issue any shares of any class of
its capital stock; (ii) enter into any contract, or grant any option, warrant or right, calling for the issuance of any such shares; or
(iii) create or issue any securities convertible into any such shares, or convertible into securities in turn so convertible, or enter into any contract, or grant any option, warrant or right, calling for the issuance of any such convertible securities.

          8.4  Obligations.   Pay or incur any obligation or liability,
absolute or contingent, other than current liabilities incurred or paid in the ordinary and usual course of business;

          8.5  Indebtedness.   Incur any indebtedness for borrowed money
(except for endorsements, for collection or deposit, of negotiable instruments received in the ordinary and usual course of business), assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation, other than in the ordinary course of business, or make any loans or advances to any individual, firm or corporation.

          8.6  Distributions.   Declare or pay any dividends or make any
payment or distribution to any shareholder as such, issue any capital stock or purchase or otherwise acquire for value any of its outstanding capital stock or grant options, warrants or rights to purchase any shares of its capital stock;

          8.7  Encumbrances.   Mortgage, pledge or subject to lien or other
encumbrance any of its properties or assets;

          8.8  Disposition of Assets.   Except as disclosed in this
Agreement or the exhibits hereto, sell or transfer any of its properties or assets except in the ordinary and usual course of business or cancel, release or assign any indebtedness owed to it or any claims held by it;

          8.9  Capital Investments.   Make any investment of a capital
nature either by the purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation, other than such investments in individual amounts not in excess of $10,000 and in the ordinary course of business;

          8.10 Agreements.   Except as disclosed in this Agreement, make
any material change in its insurance coverage, licensing, or contracts for the promotion of events or the purchase or sale of any materials, products, supplies or services other than such contracts incurred in the ordinary and usual course of business, or any lease, or any other agreement or contract except in the ordinary and usual course of business;

          8.11 Compensation.   Except for bonuses and salary adjustments
paid or accrued in a manner consistent with prior practices, increase the

                                       -18-
compensation of any of its officers or employees, or pay any bonuses, or pay or agree to pay any amended or new pension or retirement allowance to any of such officers or employees, or commit itself to any pension, retirement, or profit sharing plan or agreement or employment agreement with or for the benefit of any officer, employee, or other person.

          8.12 Best Efforts of Brainerd to Obtain Consents. Brainerd shall use its best efforts to obtain promptly all consents and authorizations of third parties, to make all filings, and to give all notices to third parties which may be necessary and reasonably required in order to effect, or in connection with, the transactions contemplated by this Agreement.

     9. Access. During the period from the date of this Agreement until the Merger Date, Brainerd and Brainerd Sub shall, to the extent possible, cause The Colonel's to be given reasonable access during customary business hours to the buildings, offices, records, files, books of account, and other records applicable to the business for the purpose of conducting an investigation of Brainerd's financial condition, liabilities, contracts, business operations, property, litigation and all other matters relating to its business, properties and assets through Brainerd's employees, attorneys, independent accountants and other professional consultants involved in the transaction. Brainerd agrees to assist The Colonel's in making such investigation and shall cause the employees and other representatives of Brainerd to be available to The Colonel's for personal interviews and all such other purposes set forth in this Section. Such investigation shall be conducted in a manner that does not unreasonably interfere with the normal operations and employee relationships of Brainerd. During such investigation, The Colonel's shall have the right to make copies of such records, files and other materials as it may reasonably deem advisable, provided, however, that such copying shall be done in a manner that does not unreasonably disrupt the normal operations of
Brainerd.   If this Agreement is not consummated, The Colonel's and its representatives shall treat all information obtained in such investigation, and not otherwise known to The Colonel's or already in the public domain, as confidential. In such event, all copies of any materials supplied to The Colonel's will be destroyed and The Colonel's will use its best efforts to obliterate any proprietary information of Brainerd incorporated in materials prepared by The Colonel's.

     10. Actions After Closing. Each party to this Agreement shall, at the request of another, execute and deliver such documents, instruments, certificates, notices or other further assurances as the requesting party shall reasonably require as necessary or desirable to effect complete consummation of this Agreement.

     11. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly delivered if delivered in person or if sent by first class and certified mail:


                                       -19-
          11.1   If to The Colonel's, to

                    The Colonel's, Inc.
                    620 South Platt Road
                    Milan, Michigan 48160
                    Attention:  Jeffrey A. Chimovitz

          11.2   If to Brainerd or Brainerd Sub, to

                    Brainerd International, Inc.
                    17113 Minnetonka Boulevard
                    Minnetonka, Minnesota  55345
                    Attention:  Richard L. Roe

     12. Assignability; Successors and Assigns. This Agreement is not assignable except by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the undersigned parties and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

     13.  Abandonment.  The merger may be terminated and abandoned:

          13.1   At any time until the Merger Date by mutual agreement.

          13.2 By Brainerd and Brainerd Sub, on or before the Merger Date, if any of the conditions provided in Section 6.2 shall not have been satisfied, complied with or performed in any material respect, or become impossible to satisfy, comply with or perform for reasons beyond the control of Brainerd and Brainerd Sub and Brainerd and Brainerd Sub shall not have waived such failure of satisfaction, noncompliance or nonperformance.

          13.3 By The Colonel's, on or before the Merger Date, if any of the conditions provided in Section 6.1 shall not have been satisfied, complied with or performed in any material respect, or become impossible to satisfy, comply with or perform for reasons beyond the control of The Colonel's, and The Colonel's shall not have waived such failure of satisfaction, noncompliance or nonperformance.

          13.4 By either party, if during or after its investigation of the business operations or assets of the other party, it shall have determined in good faith that certain events or conditions discovered in such investigation or occurring after the date hereof have materially and adversely affected or will materially and adversely affect the condition (financial or otherwise), operations, or business prospects of the other party.

          13.5 Automatically, at the option of either Brainerd or The Colonel's, if the Closing does not occur on or before December 30, 1995, unless such date is extended by mutual written agreement of the parties.
                                       -20-
          13.6 If the merger is abandoned pursuant to this Section 13, this Agreement shall forthwith become wholly void and of no effect without liability on the part of any party to this Agreement or its directors or officers, and Brainerd and The Colonel's shall each pay its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of counsel, accountants, brokers, agents and other experts and shall return to the other party all documents and materials, and all copies thereof, delivered to or obtained by it hereunder or in connection herewith.

     14. Entire Agreement. This document, together with all exhibits, which are hereby incorporated by reference, represents the entire agreement of the parties with respect to matters addressed herein, and no other prior written or oral representation or understanding of the parties shall have any further force or effect. Capitalized terms used in the exhibits which are not defined therein but which are defined herein shall have the meanings ascribed to them in this Agreement.

     15. Survival of Covenants, Representations and Warranties. All covenants, representations and warranties made by either party to this Agreement shall be deemed made for the purpose of inducing the other party to enter into this Agreement and shall be deemed to have been relied upon by such other party. The covenants, representations and warranties of the parties are made only to and for the benefit of the other parties and shall not create or vest rights in other persons.

     16.  Expenses.   Brainerd, Brainerd Sub and The Colonel's shall pay
their own respective expenses, costs, and fees (including, without limitation, attorneys' and accountants' fees) incurred in connection with the negotiation, preparation, execution, and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

     17. Amendment and Waiver. This Agreement may be amended, modified, superseded, or canceled and any of the terms, covenants, representations, warranties, or conditions of this Agreement may be waived only by a written instrument executed by all the parties hereto, or, in the case of a waiver, by or on behalf of the party waiving compliance. Following approval of this Agreement by Shareholders of The Colonel's, no amendment shall be made to this Agreement that changes the amount of type of the Merger Consideration payable to the Shareholders, without the approval of the Shareholders. The failure of any party at any time to require performance of any provision of this Agreement shall not affect the right of that party at a later time to enforce the same. No waiver by any party of any condition or of any breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of the condition or of any breach of the term, covenant, representation, or warranty or any other term, covenant, representation, or warranty set forth in this Agreement.

                                       -21-
     18. Severability. Any provision, or clause thereof, of this Agreement that shall be found to be contrary to Michigan law or otherwise unenforceable shall not affect the remaining terms of this Agreement, which shall be construed as if the unenforceable provision, or clause thereof, were absent from this Agreement.

     19. Headings. The headings of the sections and subsections of this Agreement have been inserted for convenience of reference only and shall not restrict or otherwise modify any of the terms or provisions of this Agreement.

     20. Disclosure on Exhibits. Any matter disclosed on any exhibit to this Agreement shall also be deemed to be sufficiently disclosed on any other exhibit hereto as such matter may be applicable to such other exhibit.

     21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan as applicable to contracts made and to be performed in the State of Michigan.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

ATTEST:                            THE COLONEL'S, INC.


By ___________________________     By  ______________________________________
                                       Donald J. Williamson
   Secretary                           Its President
                                                                 "The Colonel's"


ATTEST:                            BRAINERD INTERNATIONAL, INC.


By ___________________________     By  ______________________________________
                                       Gary Moore
   Secretary                           Its Chairman and Chief Executive
                                          Officer
                                                                      "Brainerd"


ATTEST:                            BRAINERD MERGER CORPORATION


By ___________________________     By  ____________________________________
                                       Gary Moore
   Secretary                           Its President
                                                                  "Brainerd Sub"


                                       -22-

                                CENTURY CAPITAL
                Investment Banking - Financial Advisory Services
                       2049 Century Park East Suite 4080
                             Los Angeles, CA 90067
                                 (310) 772-0733
                               Fax (310) 772-0139


January 3, 1995

To The Board of Directors of
Brainerd International, Inc.
17113 Minnetonka Blvd. Ste 214
Minnetonka, MN 55345

Gentlemen:

You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to the holders of outstanding shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Brainerd International, Inc. ("Company"), of the consideration to be received in connection with a proposed merger of The Colonel's, a Michigan corporation ("Target"), with and into a subsidiary of Company to be formed, all as more completely described below as the "Transaction". The Opinion does not address the Company's underlying business decision to effect the Transaction.

The Transaction
We have been advised by the Board of Company that Company is considering a business proposal that calls for merger of Target with and into a wholly owned subsidiary of Company to be formed, and that on such date, of 100% of Target's outstanding common stock, Donald and Patsy Williamson ("Holders"), would receive from Company 23,500,000 shares of Company Common Stock, par value $0.01 per share (the "New Shares") in exchange for their Target shares, and that Company would take such other action consistent with the terms set forth in the Letter of Proposal attached hereto as Exhibit "A".

We have been further advised by the Company that after giving effect to the issuance of the New Shares, Holders will own aggregate voting interests in Company of 99.21%, including the shares of Company Common Stock that Holders owned prior to the Transaction. In connection with this opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. Reviewed Company's historical and publicly filed documents, including Annual Report for 1992, Form 10-K for 1993, Forms 10-Q for 1993 and 1994, and Report on Form 8-K filed for event of September 12, 1994, as well as Company prepared interim financial statements, projections and analyses made available to us;

2.   Reviewed copies of Company's 1994 Budget Forecast, undated;

3. Spoke with senior executives and members of the Board of Company to discuss the operations, financial condition, future prospects and projected operations and performance of Company as they relate to Company and the proposed Transaction;

4. Reviewed Target's historical financial information, including audited financial statements for fiscal years ending December 31, 1991, 1992, and 1993, as well as Target prepared interim financial statements, projections and analyses made available to us;

5. Spoke with senior executives, representatives of, and members of the Board of Target to discuss the operations financial condition, future prospects and projected operations and performance of Target as they relate to Target and the proposed Transaction;

6. Reviewed the Letter of Proposed Transaction from Company to us dated December 24, 1994;

7. Reviewed the Proposed Letter of Intent dated December __, 1995 (not finalized) between Company and Target which relates to the Transaction;

8. Reviewed the historical market prices and trading volume for the Company's publicly traded securities;

9. Reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company or Target or which possess similar characteristics from a market perspective, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction;

10. Conducted such other due diligence as we have deemed appropriate. We have relied upon and assumed, without independent verification, that the general forecasts and business plans provided to us by each of Company and Target have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company and Target, each on a stand alone basis. We assume that each Company is in accord with all applicable laws and regulations. We also assumed that all information that is material to each of Company and Target has been delivered to us in writing and is accurate in all material regards to enable us to render the opinion herein. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company or Target. Furthermore, we have not negotiated the Transaction or advised you with respect to any alternatives.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company or Target and do not assume any responsibility" with respect to such information. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company or Target. Our opinion is therefore necessarily based upon the accuracy and completeness of all of the data provided by the Company and Target and on the business, economic, market and other conditions as they exist, and can be evaluated by us on the date of this letter. Additionally, we express no opinion on the ultimate effect of any pending litigation or regulatory matters involving Target or the potential effect thereof on its financial condition or prospects.

Based upon the foregoing, and in reliance thereon, it is our opinion that at November 30, 1994, the consideration to be received by the Company and, indirectly, by the public stockholders of the Company in connection with the Transaction is fair to them from a financial point of view.

Sincerely,


/s/ Century Capital
Century Capital
Los Angeles, California







































                                  APPENDIX C


















































                          MINNESOTA STATUTES ANNOTATED
                                  CORPORATIONS
                      CHAPTER 302A. BUSINESS CORPORATIONS
                              SHARES; SHAREHOLDERS


302A.471. Rights of dissenting shareholders

     Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1) alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive fight of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give risk to the right to obtain payment under this section;

     (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

     (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

     (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subd 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in names of different shareholders.

     (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     Subd. 3. Rights not to apply. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

     Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

                          MINNESOTA STATUTES ANNOTATED
                                  CORPORATIONS
                      CHAPTER 302A. BUSINESS CORPORATIONS
                              SHARES; SHAREHOLDERS


302A.473. Procedures for asserting dissenters' rights

     Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

     Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 3022A.471 and this section and a brief description of the procedure to be followed under these sections.

     Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief descrip-tion of the procedure to be followed in demanding supplemental payment.

     (b) The corporation may withhold the remittance described in paragraph
(a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                  APPENDIX D



















































                      AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of October __, 1995, is entered into between Brainerd International, Inc., a Minnesota corporation ("Brainerd"), and The Colonel's Holdings,
Inc., a Michigan corporation ("The Colonel's Holdings"). Brainerd and The Colonel's Holdings are sometimes collectively referred to as the "Constituent Corporations."

                                   RECITALS:

          Brainerd is a corporation duly organized and existing under the laws of the State of Minnesota;

          The Colonel's Holdings is or will be a corporation duly organized and existing under the laws of the State of Michigan;

          On the date of this Agreement, Brainerd has authority to issue ten million (10,000,000) shares of voting Common Stock, $0.01 par value (the "Brainerd Common Stock"), of which six hundred and seventy-seven thousand eight hundred and thirty (677,830) shares are validly issued and outstanding and fully paid and nonassessable;

          On the date of this Agreement, The Colonel's Holdings has or will have authority to issue thirty-five million (35,000,000) shares of Common Stock, $0.01 par value ("The Colonel's Holdings Common Stock"), of which one hundred (100) shares are or will be validly issued and outstanding and owned by Brainerd and has or will have authority to issue five million (5,000,000) shares of Preferred Stock;

          The respective Boards of Directors of Brainerd and The Colonel's Holdings have determined that it is advisable and in the best interests of each of such corporations that Brainerd merge with and into The Colonel's Holdings upon the terms and subject to the conditions set forth in the Agreement for the purpose of effecting the change of the state of incorporation of Brainerd from Minnesota to Michigan;

          The Boards of Directors of Brainerd and The Colonels' have, by resolutions duly adopted, approved this Agreement;

          Brainerd has approved this Agreement as the sole shareholder of The Colonel's Holdings;

          The Board of Directors of Brainerd has directed that this Agreement be submitted to a vote of its shareholders at a shareholder meeting to be held on June 15, 1995, or at any and all postponements and adjournments thereof;

          NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this Agreement, Brainerd and The Colonel's Holdings hereby agree as follows:


          1. Merger. Brainerd shall be merged with and into The Colonel's Holdings (the "Merger"), and The Colonel's Holdings shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). Subject to Section 12 of this Agreement, appropriate documents necessary to effectuate a merger shall be filed with the Secretary of State of the State of Minnesota and the Corporation and Securities Bureau of the State of Michigan and the Merger shall become effective at the time provided by applicable law (the "Effective Time").

          2. Governing documents. The Articles of Incorporation of The Colonel's Holdings, as in effect immediately prior to the Merger, shall be the Articles of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law, and the Bylaws of The Colonel's Holdings, as in effect immediately prior to the Merger, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

          3. Officers and Directors. The persons who are the officers and directors of Brainerd immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected and qualified in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation.

          4. Succession. At the Effective Time, the separate corporate existence of Brainerd shall cease, and The Colonel's Holdings shall possess all the rights, privileges, powers, and franchises of a public and private nature and be subject to all the restrictions, disabilities, and duties of each of the Constituent Corporations, the rights, privileges, powers, and franchises of each of the Constituent Corporations, and all property, real, personal, and mixed, and all debts due to each of the Constituent Corporations on whatever account, as well as for stock subscriptions as all other things in action, or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation, as provided in
Section 724 of the Michigan Business Corporation Act and Section 302A.641 of the Minnesota Business Corporation Act.

          All property, rights, privileges, powers and franchises, and all and every other interest shall thereafter be as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of Brainerd shall be preserved unimpaired.

          To the extent permitted by law, any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place.


          All debts, liabilities, and duties of the Constituent
Corporations shall, at the Effective Time, attach to the Surviving Corporation and may be enforced against it to the same extent as if such debt, liabilities, and duties had been incurred or contracted by it.

          All corporate acts, plans, policies, agreements, arrangements, approvals, and authorizations of Brainerd, its shareholders, Board of Directors and committees thereof, officers, and agents, which were valid and effective immediately before the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals, and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Brainerd.

          The employees and agents of Brainerd shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as agents and employees of Brainerd. The requirements of any plans or agreements of Brainerd involving the issuance or purchase by Brainerd of certain shares of its capital stock shall be satisfied by the issuance or purchase of like number of shares of the Surviving Corporation.

          5. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Brainerd such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of Brainerd, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Brainerd or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          6. Conversion of Shares. At the effective time, by virtue of the Merger and without any action on the part of the holder thereof:

               (a) Each share of Brainerd Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be the right to receive one fully paid and nonassessable share of The Colonel's Holdings Common Stock; and

               (b) All shares of The Colonel's Holdings Common Stock issued and outstanding in the name of Brainerd shall be cancelled and retired and resume the status of authorized and unissued shares of The Colonel's Holdings Common Stock, and no shares of The Colonel's Holdings Common Stock or securities of The Colonel's Holdings shall be issued in respect thereof.

          7. Employee Option and Benefit Plans. Each option or other right, if any, to purchase or otherwise acquire shares of Brainerd Common Stock granted under any employee option or benefit plan of Brainerd (collectively, the "Plans") which is outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to acquire (and The Colonel's Holdings hereby assumes the obligation to deliver) the same number of shares of The Colonel's Holdings Common Stock at the same price per share, and upon the same terms and subject to the same conditions, as set forth in each of such Plans as in effect at the Effective Time. The same number of shares of The Colonel's Holdings Common Stock shall be reserved for purposes of such Plans as is equal to the number of shares of Brainerd Common Stock so reserved as of the Effective Time.

               The Colonel's Holdings hereby assumes, as of the Effective Time, (i) the Plans and all obligations of Brainerd under the Plans, including the outstanding options or awards or portions thereof granted pursuant to the Plans, and (ii) all obligations of Brainerd under all other benefit plans in effect as of the Effective Time with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

          8. Conditions to Merger. The consummation of the Merger and other transactions provided for in this Agreement is subject to the satisfaction of the following conditions prior to the Effective Time:

               (a) Shareholder Approval. The Merger shall have received the requisite approval of the holders of the Brainerd Common Stock pursuant to the Minnesota Business Corporation Act; and

               (b) Listing. The Colonel's Holdings Common Stock to be issued or reserved for issuance shall be approved for trading on the NASDAQ Small-Cap Market system.

          9. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Brainerd Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of The Colonel's Holdings Common Stock into which the shares of Brainerd Common Stock, formerly represented by such certificates, have been converted as provided for in this Agreement. At and after the Effective Time, outstanding warrants and options to purchase shares of Brainerd, if any, will be converted and changed into options or warrants, as applicable, to purchase shares of The Colonel's Holdings Common Stock at a ratio of one share of Brainerd Common Stock to one share of The Colonel's Holdings Common Stock.

          At and after the Effective Time, it will not be necessary for Brainerd shareholders to exchange their existing stock certificates for stock certificates of The Colonel's Holdings.

          10. Amendment. The parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify, or supplement this Agreement prior to the Effective Time; PROVIDED, HOWEVER, that no amendment shall be made subsequent to the adoption of this Agreement by the shareholders of Brainerd which changes this Agreement in a way which, in the judgment of the Board of Directors of Brainerd, would have a material adverse effect on the shareholders of Brainerd or that changes the consideration payable to the shareholders of Brainerd, unless such amendment is approved by such shareholders.

          11. Deferral. Consummation of the transactions herein provided for may be deferred by the Board of Directors of Brainerd for a reasonable period of time if the Board of Directors determines that such deferral would be in the best interests of Brainerd and its shareholders.

          12. Termination. This Agreement may be terminated and the Merger and other transactions provided for in this Agreement abandoned at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of Brainerd, by action of the Board of Directors of Brainerd, if the Board of Directors determines that the consummation of the transactions provided for in this Agreement would not, for any reason, be in the best interests of Brainerd and its shareholders.

          13. Counterparts. This Agreement may be executed in one or more identical counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together constitute but one agreement.

          14. Descriptive Headings. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan.

          IN WITNESS WHEREOF, Brainerd and The Colonel's Holdings have caused this Agreement to be executed and delivered as of the date first written above.


THE COLONEL'S HOLDINGS, INC.            BRAINERD INTERNATIONAL, INC.
a Michigan corporation                       a Minnesota corporation


By:  ________________________           By: ____________________________
   Gary Moore                              Gary Moore
   Its President                           Its Chairman and Chief
                                             Executive Officer







































                                APPENDIX E



















































                          ARTICLES OF INCORPORATION

                                    OF

                       THE COLONEL'S HOLDINGS, INC.


                                 ARTICLE I
                                   NAME


          The name of the corporation is The Colonel's Holdings, Inc.

                                ARTICLE II
                 REGISTERED OFFICE AND REGISTERED AGENT

          The address of the Corporation's registered office in the State of Michigan is 620 South Platt Road, Milan, Michigan 48160. The name of its registered agent at such address is Jeffrey A. Chimovitz.

                               ARTICLE III
                                 PURPOSES

          The nature of the business or purpose to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Act of Michigan.

                                ARTICLE IV
                              CAPITAL STOCK

          The total number of shares of stock which the Corporation shall have authority to issue is 35,000,000 shares of Common Stock, each with a par value of $0.01, and 5,000,000 shares of Preferred Stock, each with a par value of $0.01. Preferred Shares may be issued in series, each series being composed of such number of shares and having such dividend, liquidation, voting, conversion, redemption and other rights, if any, as the Board of Directors may determine from time to time by resolution.

                                 ARTICLE V
                               INCORPORATOR

          The name and mailing address of the incorporator is Jeffrey A. Chimovitz, 620 South Platt Road, Milan, Michigan 48160.

                                ARTICLE VI
                                 DURATION

          The Corporation is to have perpetual existence.


                                    -1-
                                ARTICLE VII
           BOARD OF DIRECTORS; NUMBER; CLASSIFICATION; VACANCIES

               (a) The number of directors constituting the entire Board shall be not less than five (5) nor more than fifteen (15) as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office. Each director shall be the record owner of one or more shares of Common Stock of the Corporation.

               (b) The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits with the term of office of one class expiring each year. At the annual meeting of shareholders in June, 1995, or the adjournment thereof, directors of the first class shall be elected to hold office for a term expiring at the next annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting.

               (c) Any vacancies in the Board or Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. Subject to the foregoing, at each annual meeting of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. Notwithstanding the foregoing, if the holders of any class or series of Preferred Stock are entitled to elect one or more directors to the exclusion of other shareholders, vacancies of that class or series may be filled only by majority vote of the directors elected by that class or series then in office, whether or not a quorum, or by the holders of that class or series.

                               ARTICLE VIII
                             BOARD AUTHORITY

          In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

               To make, alter or repeal the Bylaws of the Corporation.

               To adopt resolutions to issue shares of Preferred Stock, in such amounts and series, and with such dividend, liquidation, voting, conversion, redemption and other rights as shall be set forth in the resolution, and to execute, acknowledge, and file a certificate setting forth a copy of such resolution(s) and the number of shares of stock of

                                    -2-
such class or series as to which the resolution(s) apply, pursuant to Michigan law. Upon filings, the certificate shall constitute an amendment to these Articles of Incorporation.

               To authorize and cause to be executed mortgages and liens upon the real property of the Corporation.

               To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

               By a majority vote of the whole Board, to designate one or more committees, each committee to consist of one or more directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The Bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in the Bylaws of the Corporation, shall have and may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the shareholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution or Bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or distribution or to authorize the issuance of stock.

               When and as authorized by the shareholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or securities of, any other corporation or corporations, as its Board of Directors shall deem expedient or for the best interest of the corporation.






                                    -3-

                                ARTICLE IX
      ELECTION OF DIRECTORS; LOCATION OF MEETINGS, BOOKS, AND OFFICES

          Elections of the directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. If the Bylaws so provide, the shareholders and directors shall have power to hold meetings, to keep the books, documents and papers of the Corporation outside the state of Michigan, and to have one or more offices within or without the state of Michigan, at such places as may be from time to time designated by the Bylaws or by resolution of the shareholders or directors, except as otherwise required by the laws of Michigan. Notwithstanding the foregoing, neither the directors nor the shareholders shall have power to keep the original and duplicate stock ledger outside the state of Michigan.

                                 ARTICLE X
                                  REMOVAL

          One or more directors may be removed by the shareholders, with or without cause. Notwithstanding the foregoing if the holders of any class or series of Preferred Stock are entitled to elect one or more directors to the exclusion of the other shareholders, the directors elected by that class or series may be removed only by the holders of that class or series.

                                ARTICLE XI
                           CREDITOR ARRANGEMENTS

          When a compromise or plan of reorganization of this Corporation is proposed between this Corporation and its creditors or any class of them or between this Corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this Corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization to be summoned in such manner as the court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, agree to a compromise or arrangement or a reorganization of this Corporation as consequence of compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this Corporation.






                                    -4-

                                ARTICLE XII
                  AMENDMENT OF ARTICLES OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by the statutes of Michigan, and all rights and powers conferred on directors and shareholders prescribed herein are subject to this reservation; provided, however, that this Article XII, as well as the following provisions of these Articles of Incorporation, may not be amended, altered, changed or repealed, nor may any provision inconsistent with the following provisions be adopted, without the approval of at least 66 2/3 percent of the total voting power of all shares of stock entitled to vote, voting together as a single class at an annual or special meeting of shareholders: (i) Article IX, relating to the election of directors, (ii)
Article X, relating to the removal of directors, (iii) Article XIII, relating to the power of shareholders to alter the Corporation's Bylaws, and (iv) Article XIV, relating to the right of the right of shareholders to call a special shareholder meeting without approval of the Board of Directors.

                               ARTICLE XIII
                            AMENDMENT OF BYLAWS

          The Bylaws of the Corporation may be repealed, altered, amended or rescinded at any time by the Board of Directors without shareholder approval. The Bylaws of the Corporation may not be amended by the shareholders of the Corporation except upon the affirmative vote of at least 66 2/3 percent of the total voting power of all shares of stock entitled to vote in the election of directors, voting together as a single class at an annual or special meeting of shareholders.

                                ARTICLE XIV
                       SPECIAL SHAREHOLDER MEETINGS

          Special Shareholder meetings may be called by the Board of Directors or a committee of the Board authorized to call special shareholder meetings. The shareholders of the Corporation shall not have the power or ability to call a special shareholder meeting, except as provided in the Bylaws or under the Michigan Business Corporation Act.

                                ARTICLE XV
                   SHAREHOLDER ACTION WITHOUT A MEETING

          Any action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without notice, and without a vote, provided that (i) written consents setting forth the action taken are signed by the holders of record of outstanding stock having not less than the minimum number of votes that would be



                                    -5-
necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) the Board of Directors ratifies the action to be taken in advance.

                                ARTICLE XVI
            OPTION OUT OF MICHIGAN BUSINESS COMBINATION STATUTE

          The Corporation shall not be governed by Section 780 of the Michigan Business Corporation Act.

                               ARTICLE XVII
                          OPTION OUT OF MICHIGAN
                     CONTROL SHARE ACQUISITION STATUTE

          The corporation shall not be governed by Sections 790 through 799 of the Michigan Business Corporation Act.

                               ARTICLE XVIII
                 INDEMNIFICATION OF DIRECTORS AND OFFICERS

          The Corporation shall indemnify any director of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding by reason of the fact that he or she is or was a director or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by the Michigan Business Corporation Act in the absence of rights granted under Articles of Incorporation, Bylaws, or a contractual agreement. The Corporation may further indemnify directors, and may indemnify persons who are not directors, as authorized by Bylaws, resolution of the Board of Directors, or contractual agreement authorized by the Board of Directors. Changes in these Articles or in the Bylaws reducing the scope of indemnification shall not apply to actions or omissions occurring before such change.


                                ARTICLE XIX
                     LIMITATION ON DIRECTOR LIABILITY

          A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except that a director's liability is not limited for:

          (1) a breach of the director's duty of loyalty to the Corporation or its shareholders;

          (2) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;


                                    -6-
          (3) a violation of Section 551(1) of the Michigan Business Corporation Act, which section relates to the making of unauthorized dividends, distributions, or loans; or

          (4) a transaction from which the director derived an improper personal benefit.

          If the Michigan Business Corporation Act is amended to further eliminate or limit the liability of a director, then a director of the Corporation (in addition to the circumstances in which a director is not personally liable as set forth in the preceding paragraph) shall, to the fullest extent permitted by the Michigan Business Corporation Act, as so amended, not be liable to the Corporation or its shareholders. No amendment to or modification or repeal of this Article shall increase the liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, modification or repeal.

          This Article applies only to acts or omissions and to breaches of fiduciary duty occurring after this Article became effective.

                                ARTICLE XX
                        DENIAL OF PREEMPTIVE RIGHTS

          The holders of the Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.


          The undersigned incorporator, for the purpose of forming a corporation pursuant to the Michigan Business Corporation Act, has executed these Articles of Incorporation this ___ day of ______________, 1995.



                                        ___________________________________
                                        Jeffrey A. Chimovitz, Incorporator














                                    -7-

                                 APPENDIX F
























































                          THE COLONEL'S HOLDINGS, INC.

                            (a Michigan Corporation)

                                     BYLAWS











































                          THE COLONEL'S HOLDINGS, INC.

                            (a Michigan Corporation)

                                     BYLAWS

                               TABLE OF CONTENTS


                                                                            Page

ARTICLE I - OFFICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

     Section 1.     Registered Office and Registered Agent . . . . . . . . . . 1
     Section 2.     Other Offices. . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II - MEETINGS OF SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . 1

     Section 1.     Times and Places of Meetings . . . . . . . . . . . . . . . 1
     Section 2.     Annual Meetings. . . . . . . . . . . . . . . . . . . . . . 1
     Section 3.     Notice of Annual Meeting . . . . . . . . . . . . . . . . . 1
     Section 4.     Business Conducted at Annual Meetings. . . . . . . . . . . 2
     Section 5.     Shareholder List . . . . . . . . . . . . . . . . . . . . . 2
     Section 6.     Special Meetings.  . . . . . . . . . . . . . . . . . . . . 3
     Section 7.     Notice of Special Meetings . . . . . . . . . . . . . . . . 3
     Section 8.     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Section 9.     Vote Required. . . . . . . . . . . . . . . . . . . . . . . 4
     Section 10.    Voting Rights. . . . . . . . . . . . . . . . . . . . . . . 4
     Section 11.    Chairman and Secretary of the Meetings . . . . . . . . . . 4
     Section 12.    Conduct of Meetings. . . . . . . . . . . . . . . . . . . . 4
     Section 13.    Inspectors of Election . . . . . . . . . . . . . . . . . . 5
     Section 14.    Shareholder Action Without Meeting . . . . . . . . . . . . 5

ARTICLE III - DIRECTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

     Section 1.     (a) Number of Directors. . . . . . . . . . . . . . . . . . 5
                    (b) Classification . . . . . . . . . . . . . . . . . . . . 6
                    (c) Nominations of Director Candidates.. . . . . . . . . . 6
                    (d) Vacancies and Newly Created Directorships. . . . . . . 7
                    (e)  Removal . . . . . . . . . . . . . . . . . . . . . . . 7

     Section 2.     Powers . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Section 3.     Compensation of Directors. . . . . . . . . . . . . . . . . 7
     Section 4.     Places of Meetings . . . . . . . . . . . . . . . . . . . . 8







                                      -i-
     Section 5.     First Meeting of Newly Elected Board . . . . . . . . . . . 8
     Section 6.     Regular Meetings . . . . . . . . . . . . . . . . . . . . . 8
     Section 7.     Special Meetings . . . . . . . . . . . . . . . . . . . . . 8
     Section 8.     Purpose Need Not be Stated . . . . . . . . . . . . . . . . 8
     Section 9.     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Section 10.    Action Without a Meeting . . . . . . . . . . . . . . . . . 8
     Section 11.    Meeting by Telephone or Similar Equipment. . . . . . . . . 9
     Section 12.    Written Notice . . . . . . . . . . . . . . . . . . . . . . 9
     Section 13.    Waiver of Notice . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE IV - COMMITTEES OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . 9

     Section 1.     Executive Committee. . . . . . . . . . . . . . . . . . . . 9
     Section 2.     Audit Committee. . . . . . . . . . . . . . . . . . . . . .10
     Section 3.     Organization/Compensation Committee. . . . . . . . . . . .10
     Section 4.     Nominating Committee . . . . . . . . . . . . . . . . . . .10
     Section 5.     Finance Committee. . . . . . . . . . . . . . . . . . . . .10
     Section 6.     Other Committees . . . . . . . . . . . . . . . . . . . . .10
     Section 7.     Committee Meetings . . . . . . . . . . . . . . . . . . . .10

ARTICLE V - ADVISORY DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . .11

     Section 1.     Invitations to Non-Directors
                    to Attend Meetings of Board of Directors . . . . . . . . .11
     Section 2.     Designation of Persons as Advisory Directors . . . . . . .11
     Section 3.     Role of Advisory Directors . . . . . . . . . . . . . . . .11
     Section 4.     Limitation of Liability of Advisory Directors. . . . . . .11
     Section 5.     Compensation . . . . . . . . . . . . . . . . . . . . . . .12
     Section 6.     Termination of Status as Advisory Director . . . . . . . .12

ARTICLE VI - OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

     Section 1.     (a) Central Staff. . . . . . . . . . . . . . . . . . . . .12
                    (b) Divisional Officers. . . . . . . . . . . . . . . . . .12
     Section 2.     Chairman of the Board. . . . . . . . . . . . . . . . . . .12
     Section 3.     President. . . . . . . . . . . . . . . . . . . . . . . . .13
     Section 4.     Chief Executive Officer. . . . . . . . . . . . . . . . . .13
     Section 5.     Chief Operating Officer. . . . . . . . . . . . . . . . . .13
     Section 6.     Vice Presidents. . . . . . . . . . . . . . . . . . . . . .13
     Section 7.     Secretary. . . . . . . . . . . . . . . . . . . . . . . . .13
     Section 8.     Treasurer. . . . . . . . . . . . . . . . . . . . . . . . .14
     Section 9.     Assistant Secretary and Assistant Treasurer. . . . . . . .14
     Section 10.    Other Officers . . . . . . . . . . . . . . . . . . . . . .14







                                      -ii-

ARTICLE VII - INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . .14

     Section 1.     Indemnification in Action by Third Party . . . . . . . . .14
     Section 2.     Indemnification in Action by or in
                    Right of the Corporation . . . . . . . . . . . . . . . . .15
     Section 3.     Expenses . . . . . . . . . . . . . . . . . . . . . . . . .15
     Section 4.     Authorization of Indemnification.. . . . . . . . . . . . .15
     Section 5.     Advances . . . . . . . . . . . . . . . . . . . . . . . . .16
     Section 6.     Other Indemnification Agreements . . . . . . . . . . . . .17
     Section 7.     Insurance. . . . . . . . . . . . . . . . . . . . . . . . .17
     Section 8.     Constituent Corporation. . . . . . . . . . . . . . . . . .17
     Section 9.     Partial Indemnification. . . . . . . . . . . . . . . . . .17
     Section 10.    Savings Clause . . . . . . . . . . . . . . . . . . . . . .18
     Section 11.    Definitions. . . . . . . . . . . . . . . . . . . . . . . .18
     Section 12.    Construction . . . . . . . . . . . . . . . . . . . . . . .18

ARTICLE VIII - SUBSIDIARIES. . . . . . . . . . . . . . . . . . . . . . . . . .18

     Section 1.     Subsidiaries . . . . . . . . . . . . . . . . . . . . . . .18
     Section 2.     Subsidiary Officers Not Executive Officers . . . . . . . .19

ARTICLE IX - CERTIFICATES OF STOCK . . . . . . . . . . . . . . . . . . . . . .19

     Section 1.     Form . . . . . . . . . . . . . . . . . . . . . . . . . . .19
     Section 2.     Facsimile Signature. . . . . . . . . . . . . . . . . . . .19
     Section 3.     Lost Certificates. . . . . . . . . . . . . . . . . . . . .19
     Section 4.     Transfers of Stock . . . . . . . . . . . . . . . . . . . .20
     Section 5.     Fixing of Record Date by Board . . . . . . . . . . . . . .20
     Section 6.     Provision for Record Date in the Absence
                    of Board Action. . . . . . . . . . . . . . . . . . . . . .20
     Section 7.     Adjournments . . . . . . . . . . . . . . . . . . . . . . .21
     Section 8.     Registered Shareholders. . . . . . . . . . . . . . . . . .21

ARTICLE X - GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . .21

     Section 1.     Dividends. . . . . . . . . . . . . . . . . . . . . . . . .21
     Section 2.     Reserves . . . . . . . . . . . . . . . . . . . . . . . . .21
     Section 3.     Checks . . . . . . . . . . . . . . . . . . . . . . . . . .21
     Section 4.     Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . .22
     Section 5.     Seal . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     Section 6.     Written Waiver of Notice . . . . . . . . . . . . . . . . .22

ARTICLE XI - AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .22








                                      -iii-

                                     BYLAWS

                                       OF

                          THE COLONEL'S HOLDINGS, INC.


                                   ARTICLE I

                                    OFFICES

     Section 1. Registered Office and Registered Agent. The registered office of the Corporation shall be in the County of Monroe, State of Michigan. The name of its registered agent at such address is 620 South Platt Road, Milan, Michigan 48160.

     Section 2. Other Offices. The Corporation may also have offices at such places, both within and without the State of Michigan as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     Section 1. Times and Places of Meetings. All meetings of the shareholders shall be held, except as otherwise provided by statute or these Bylaws, at such time and place as may be fixed from time to time by the Board of Directors. Meetings of shareholders may be held within or without the State of Michigan.

     Section 2. Annual Meetings. Annual meetings of the shareholders shall be held at a time and place so designated by a majority vote of the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting.

     Section 3. Notice of Annual Meeting. Written notice of the annual meeting, specifying the date, time and location of the meeting, shall be given personally or by mail at least ten (10) and not more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat who shall have furnished a written address to the Secretary of the Corporation for such purpose. Notice of any meeting need not be given to any shareholder who signs a waiver of notice before or after the meeting. Attendance of a shareholder at a meeting shall constitute a waiver of notice, except when the shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the holding of the meeting or the transaction of any business because the meeting is not lawfully called or convened.


     Section 4. Business Conducted at Annual Meetings. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of the shareholders except in accordance with the procedures hereinafter set forth in this Section 4; PROVIDED, HOWEVER, that nothing in this Section 4 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedures.

     At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) other-wise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must comply with all applicable requirements of Securities and Exchange Commission Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended from time to time. Any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within thirty (30) days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no business may be brought before any such reconvened meeting unless timely notice of such business was given to the Secretary of the Corporation for the meeting as originally scheduled.

     A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
(ii) the name and record address of the shareholder proposing such business,
(iii) the class and/or series and number of shares of the Corporation that are beneficially owned by the shareholder, (iv) any material interest of the share-holder in such business, and (v) any other information as may be required by Rule 14a-8.

     For purposes of these Bylaws, notice of any shareholder meeting shall be deemed to first be given to shareholders when disclosure of such date is first made in a press release reported by the Dow Jones News Services, Associ-ated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended.

     Section 5. Shareholder List. The officer or agent who has charge of the stock ledger or stock transfer books of the Corporation shall make and certify a complete list of the shareholders entitled to vote at a shareholders' meeting, arranged by class or series in alphabetical order, showing the address of and the number of shares registered in the name of each shareholder. Such list shall be produced at the meeting and be open to the examination of any shareholder, for any purpose germane to the meeting, during the whole time of the meeting.

     Section 6.     Special Meetings.

          (a) Special meetings of the shareholders for any purpose or purposes may be called by the Board of Directors, or a committee of the Board of Directors empowered to call special meetings. Special meetings shall not be called by shareholders, except: (i) in accordance with Section 403 of the Michigan Business Corporation Act, or (ii) upon the approval of the Board of Directors after a shareholder has submitted a written request for a special meeting in accordance with (b), immediately below.

          (b) A shareholder may submit a written request to the Secretary of the Corporation to call a special meeting of shareholders, which written request shall contain (i) a brief description of the business desired to be brought before such special meeting and the reasons for conducting such business at a special meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and/or series and number of shares of the Corporation that are beneficially owned by the share holder, and (iv) any material interest to the shareholder in such business.

     Section 7. Notice of Special Meetings. Written notice of a special meeting of shareholders, stating the date, time, place, and object thereof, shall be given personally or by mail to each shareholder entitled to vote thereat who shall have furnished a written address to the Secretary of the Corporation for such purpose, not less than ten (10) nor more than sixty
(60) days before the date fixed for the meeting. Business transacted at any special meeting shall be limited to the purpose or purposes stated in the notice.

     Section 8. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or by the Articles of Incorporation. The shareholders present in person or by proxy at such meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Whether or not a quorum is present, the meeting may be adjourned by a vote of the shares present. No notice of the date, time and place of adjourned meetings need be given, provided that the time and place to which the meeting is adjourned is announced at the meeting and at the adjourned meeting only business is transacted as might have been transacted at the original meeting.

     Except when the holders of a class or series of shares are entitled to vote separately on an item of business, shares of all classes and series entitled to vote shall be combined as a single class and series for the purpose of determining a quorum. When the holders of a class or series of shares are entitled to vote separately on an item of business, shares of that class or series entitled to cast a majority of the votes of that class or series at a meeting constitute a quorum of that class or series at that meeting, unless a greater or lesser quorum is provided by statute or the Articles of Incorporation.

     Section 9. Vote Required. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question other than the election of directors brought before such meeting, or the amendment of the Articles of Incorporation or these Bylaws, unless the question is one upon which by express provision of statute or of the Articles of Incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question. Election of directors shall be by ballot, and directors shall be elected by a plurality of the shares present in person or represented by proxy and entitled to vote on the election of directors.

     Section 10. Voting Rights. Except as otherwise provided by the Articles of Incorporation or the resolution or resolutions of the Board of Directors creating any class or series of stock, each shareholder shall at every meeting of shareholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such shareholder. A proxy shall be valid only with respect to the particular meeting, or any adjournment or adjournments thereof, to which it specifically pertains. No proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.

     Section 11. Chairman and Secretary of the Meetings. Meetings of the shareholders shall be presided over by the Chairman of the Board or such executive officer of the Corporation that he may designate, or in his absence, by the President, or in his absence, by such officer as has been designated by the Board of Directors, or if none of the foregoing officers is present, by a chairman to be chosen at the meeting. The Secretary of the Corporation, or in his absence, such officer as has been designated by the Board of Directors, or if none of the foregoing officers is present, such person as is chosen at the meeting by the person presiding thereat, shall act as Secretary of the meeting.

     Section 12. Conduct of Meetings. Meetings of shareholders generally shall follow accepted rules of parliamentary procedure, subject to the following:

          (a) The chairman of the meeting shall have absolute authority over matters of procedure, and there shall be no appeal from the ruling of the chairman. If, in his absolute discretion, the chairman deems it advisable to dispense with the rules of parliamentary procedure as to any one (1) meeting of shareholders or part thereof, he shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

          (b) If disorder should arise which prevents the continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting. Upon his so doing, the meeting is immediately adjourned.

          (c) The chairman may ask or require that anyone not a bona fide shareholder or proxy leave the meeting.

          (d) A resolution or motion shall be considered for vote only if proposed by a shareholder or a duly authorized proxy in accordance with these Bylaws and seconded by an individual who is a shareholder or a duly authorized proxy other than the individual who proposed the resolution or motion.

     Section 13. Inspectors of Election. The Board of Directors or, if they shall not have so acted, the chairman of the meeting, may appoint, at or prior to any meeting of shareholders, two (2) persons (who may be employees of the Corporation other than directors or candidates for the office of director) to serve as inspectors of election. Such inspectors shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of their ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes or ballots, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes or ballots, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.

     Section 14. Shareholder Action Without Meeting. Any action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without notice, and without vote, provided that: (i) written consents setting forth the action to be taken are signed by the holders of record of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) such action is ratified in advance by the Board of Directors.

                                  ARTICLE III

                                   DIRECTORS

     Section 1. Members of the Board of Directors of the Corporation shall be selected, replaced, and removed as follows:

          (a) Number of Directors. The number of the directors of the Corporation shall be fixed from time to time by resolution adopted by the affirmative vote of at least fifty percent (50%) of the entire Board of Directors but shall not be less than five (5), nor more than fifteen (15).

          (b) Classification. The Board of Directors, other than those who may be elected by the holders of any class or series of stock having a preference over the common stock as to dividend or upon liquidation, shall be divided into three (3) classes as nearly equal in number as possible, with the term of office of one class expiring each year. At each annual meeting of the shareholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

          (c) Nominations of Director Candidates.

               (i) Nominations of candidates for election for directors of the Corporation at any meeting of shareholders called for election of directors (an "Election Meeting") may be made by the Board of Directors or by any shareholder entitled to vote at such Election Meeting, as provided in (ii) and (iii), immediately below.

               (ii) Nominations made by the Board of Directors shall be made at a meeting of the Board of Directors, or by written consent of directors in lieu of a meeting, not less than thirty
          (30) days prior to the date of the Election Meeting, and such nominations shall be reflected in the minute books of the Corporation as of the date made. At the request of the Secretary of the Corporation, each proposed nominee shall provide the Corporation with such information concerning himself as is required under the rules of the Securities and Exchange Commissions, to be included in the Corporation's Proxy Statement soliciting proxies for his election as a director.

               (iii) Any shareholder who intends to make a nomination at the Election Meeting shall deliver a timely notice to the Secretary of the Corporation setting forth (A) the name, age, business address, and residence address of each nominee proposed in such notice; (B) the principal occupation or employment of each such nominee; (C) the number of shares of capital stock of the Corporation which are beneficially owned by each such
                                     -6-

          nominee; (D) a statement that the nominee is willing to be nominated; and (E) such other information concerning each such nominee as would be required under the rules of the Securities and Exchange Commission in a Proxy Statement soliciting proxies for the election of such nominees. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than forty (40) days nor more than sixty (60) days prior to the Election Meeting as originally scheduled; provided however, that in the event that less than fifty (50)days' notice or prior public disclosures of the date of the Election Meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Election Meeting was mailed or such public disclosure was made.

               (iv) If the chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

          (d) Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Serial Preferred Stock then outstanding, any vacancy occurring in the Board of Directors caused by resignation, removal, death, disqualification, or other incapacity, and any newly created directorships resulting from an increase in the number of directors, shall be filled by a majority vote of directors then in office, whether or not a quorum. Each director chosen to fill a newly created directorship shall hold office until the next election of directors by the shareholders. Each director chosen to fill a vacancy shall hold office for the unexpired term of the director whose place he is taking. When the number of directors is changed, any newly created or eliminated directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          Notwithstanding the foregoing, if the holders of any class or series of Preferred Stock are entitled to elect one or more directors to the exclusion of other shareholders, vacancies of that class or series may be filled only by one of the following: (i) by a majority vote of the directors elected by the holders of that class or series then in office, whether or not those directors constitute a quorum of the Board of Directors, or (ii) by the holders of shares of that class or series.

          (e) Removal. Subject to the rights of the holders of any class or series of Preferred Stock, the holders of a majority of the shares entitled to vote for the election of directors may remove one or more of the directors with or without cause. Notwithstanding the foregoing, if the holders of any class or series of Preferred Stock are entitled to elect directors to the exclusion of the other shareholders, directors elected by such class or series shall only be removed by a majority of the shares of such class or series.

     Section 2. Powers. The business of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

     Section 3. Compensation of Directors. Each director who is not a salaried officer of the Corporation may receive as compensation for his services in that capacity such sums and such benefits as shall from time to time be determined by the Board of Directors, plus traveling expenses and other expenses necessary for attendance at regular or special meetings of the Board of Directors and committees of the board. Members of special or standing committees may be allowed like compensation for attending committee meetings. Nothing herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 4. Places of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Michigan.

     Section 5. First Meeting of Newly Elected Board. The first meeting of each Board of Directors having a newly elected class of directors shall be held following the annual meeting of shareholders, and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event such meeting is not held immediately following the annual meeting of shareholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 6. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

     Section 7. Special Meetings. Subject to the provisions of Section 12 of this Article III, special meetings of the Board of Directors may be called by the Chairman, Chief Executive Officer, or Secretary or by any two
(2) directors on one (1) day's notice to each director.

     Section 8. Purpose Need Not be Stated. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice of such meeting.

     Section 9. Quorum. At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business, and the acts of a majority of the directors present at any meeting at which there is a quorum shall be acts of the Board of Directors except as may be otherwise specifically provided by statute or by the Articles of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 10. Action Without a Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, all members of the board or of such committee, as the case may be, consent thereto in writing and such written consent is filed with the minutes or proceedings of the board or committee.

     Section 11. Meeting by Telephone or Similar Equipment. The Board of Directors or any committee designated by the Board of Directors may participate in a meeting of such board or committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

     Section 12. Written Notice. Notices to directors shall be in writing and delivered personally or mailed to the directors at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram or telecopy. Notwithstanding the foregoing, notice shall also be given by telegram or telecopy if the date of the meeting to which such notice relates is within three (3) days of the date that such notice is given.

     Section 13. Waiver of Notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting has not been lawfully called or convened.


                                   ARTICLE IV

                            COMMITTEES OF DIRECTORS

     Section 1. Executive Committee. The Board of Directors may appoint an Executive Committee whose membership shall consist of the Chairman and/or President and such number of other directors (not less than four
(4)) as a majority of the entire Board of Directors may deem advisable from time to time to serve during the pleasure of the board. One of the members of the committee shall be designated the chairman thereof by the Board of Directors. The Board of Directors may also appoint directors to serve as alternates for members of the committee in the absence or disability of regular members. The Executive Committee shall have and may exercise the powers of the board in the management of the business and affairs of the Corporation, except the power to change the membership or to fill vacancies in the board or the Committee, the power to amend, add to, rescind, or repeal the Bylaws of the Corporation and any other powers that, under Delaware law, may not be delegated to it by the Board of Directors. The board shall have the power at any time to change the membership of the Executive Committee (subject to the requirement that the Chairman and/or the President of the Corporation be a member thereof) and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such committees and assistants as it shall from time to time deem necessary. A majority of the members of the committee shall constitute a quorum.

     Section 2. Audit Committee. The Audit Committee, if there be one, shall cause a suitable examination of the financial records and operations of the Corporation and its subsidiaries to be made by the Corporation. The Audit Committee shall also recommend to the Board of Directors the employment of independent certified public accountants to examine the financial statements of the Corporation and its subsidiaries; and report to the Board of Directors at least once each calendar year.

     Section 3. Organization/Compensation Committee. The Organization/Compensation Committee, if there be one, shall review the organizational structure and the personnel policies, plans, and programs of the Corporation, including individual salaries of executive officers, and submit recommendations to the Chief Executive Officer and Board of Directors. The Organization/ Compensation Committee shall also recommend to the Board of Directors the retainer and attendance fee for non employee directors.

     Section 4. Nominating Committee. The Nominating Committee, if there be one, shall develop and recommend to the Board of Directors criteria for the selection of candidates for director, to seek out and receive suggestions concerning possible candidates, to review and evaluate the qualifications of possible candidates and to recommend to the Board of Directors candidates for vacancies occurring from time to time and for the slate of directors to be proposed on behalf of the Board of Directors at the annual meeting of shareholders. The Nominating Committee will consider nominees recommended by the shareholders, as properly submitted to the Secretary of the Corporation.

     Section 5. Finance Committee. The Finance Committee, if there be one, shall review the capital structure and needs of the Corporation and shall examine acquisition data and submit recommendations to the Board of

Directors. The Finance Committee shall also review the Corporation's employee benefit plans and insurance program.

     Section 6. Other Committees. The Board of Directors may designate such other committees as it may deem appropriate, and such committees shall exercise the authority delegated to them. Unless the Board shall otherwise provide, a majority of any such Committee may determine its action and fix the time and place of its meetings. The board shall have power at anytime to change the members of any such Committee, to fill vacancies, and to discharge any such Committee.

     Section 7. Committee Meetings. Each committee provided for above shall meet as often as its business may require and may fix a day and time each week or at other intervals for regular meetings, notice of which shall not be required. Whenever the day fixed for a meeting shall fall on a holiday, the meeting shall be held on the business day following or on such other day as the committee may determine. Special meetings of the committees may be called by the chairman of the committee or any two (2) members other than the chairman, and notice thereof may be given to the members by telephone, telegram, telecopy or letter. A majority of its members shall constitute a quorum for the transaction of the business of any of the committees. A record of the proceedings of each committee shall be kept and presented to the Board of Directors.


                                   ARTICLE V

                               ADVISORY DIRECTORS

     Section 1. Invitations to Non-Directors to Attend Meetings of Board of Directors. The President or the Chairman of the Board, if any, may from time to time invite one or more non-directors to attend meetings of the Board of Directors for the purpose of (i) consulting with the officers and directors of the Corporation; and (ii) providing guidance (but not direction) concerning the management and operation of the business of the Corporation.

     Section 2. Designation of Persons as Advisory Directors. To the extent that the Board of Directors desires one or more persons to regularly attend meetings of the Board of Directors, the Board of Directors may confer upon any such person the honorary title of "advisory director." Any person designated as an advisory director may be invited to attend any meeting of the Board of Directors of this Corporation or any Committee meeting of this Board of Directors by the President or the Chairman of the Board, if any, without further action by this Board of Directors.

     Section 3. Role of Advisory Directors. The business of the Corporation shall remain solely under the direction of the Board of Directors, and any persons designated as advisory directors shall not by virtue of their designation as advisory directors or by virtue of their willingness to provide consultation to the Corporation be deemed to have undertaken any duty to the Corporation or its shareholders.

     Section 4. Limitation of Liability of Advisory Directors. Any person designated as an advisory director by the Board of Directors shall be wholly immune from liability to the Corporation and its shareholders by reason of his service as an advisory director. If, notwithstanding the foregoing, a claim should ever be asserted against any such advisory director by or on behalf of the Corporation or any shareholders or otherwise, the advisory director shall, in addition to the foregoing limitation of liability, also be entitled to the protection of Section 18 of the Corporation's Certificate of Incorporation, Article VII of the bylaws of this Corporation, and to the protection of any other indemnification or limitation of liability provisions that may exist from time to time with respect to members of the Board of Directors, either in the Certificate of Incorporation, Bylaws, minutes, agreements, or other documents of the Corporation or applicable law.

     Section 5. Compensation. Advisory directors shall be compensated in such manner and in such amounts as the Board of Directors shall determine.

     Section 6. Termination of Status as Advisory Director. The Board of Directors may terminate the status as an advisory director of any person so designated at any time without any liability or obligation to such person whatsoever; provided, however, that the obligation of the Corporation to indemnify the advisory director as provided in Section 4 above and as provided in any indemnification agreement between the Corporation and the advisory director, and the obligation of the Corporation to pay the advisory director the full amount of compensation earned by such advisory director through the date of termination as provided in Section 5 above, shall continue notwithstanding any termination of status as an advisory director.


                                   ARTICLE VI

                                    OFFICERS

     Section 1.

          (a) Central Staff. The executive officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary, and a Treasurer who shall be appointed by the Board of Directors at its first meeting after each regular annual meeting of shareholders. The Board of Directors may also appoint such other officers as they may deem necessary. The dismissal of an officer, the appointment of an officer to fill the place of one who has been dismissed or has ceased for any reason to be an officer, the appointment of any additional officers, and the change of an officer to a different office may be made by the Board of Directors at any later meeting. The board may remove any officer from any office at any time with or without cause. Unless removed by the board, each officer shall hold office for one
     (1) year and until their respective successor shall have been elected and qualified. Any two (2) of the above offices, except those of the President and Vice President may be held by the same person.

          (b) Divisional Officers. The Board of Directors or the Chief Executive Officer may, as they shall deem necessary, designate certain individuals as divisional officers. Any titles so given to divisional officers may be withdrawn at any time with or without cause by the Board of Directors or the Chief Executive Officer.

     Section 2. Chairman of the Board. There shall be elected a Chairman of the Board, who shall be chosen from among the directors. The Chairman of the Board shall preside at all meetings of the Board of Directors and shareholder meetings, and shall have such other duties and powers as may be imposed or given by the Board of Directors.

     Section 3. President. The President shall, subject to the direction of the Board of Directors, see that all orders and resolutions of the Board of Directors are carried into effect, and shall perform all other duties necessary or appropriate to his office, subject, however, to his right and the right of the directors to delegate any specific powers to any other officer or officers of the Corporation. In the absence of the Chairman of the Board or his designee or if no Chairman is elected, the President shall preside at all meetings of the shareholders and at all meetings of the Board of Directors. The President shall be an ex officio voting member of all standing committees designated by the Board of Directors except the Audit Committee.

     Section 4. Chief Executive Officer. The Chief Executive Officer, in addition to his duties as Chairman of the Board or President as the case may be, shall have final authority, subject to the control of the Board of Directors, over the general policy and business of the Corporation and shall have the general control and management of the business and affairs of the Corporation. The Chief Executive Officer shall have the power, subject to the control of the Board of Directors, to appoint, suspend, or discharge and to prescribe the duties and to fix the compensation of such agents and employees of the Corporation, other than the officers appointed by the board, as he may deem necessary.

     Section 5. Chief Operating Officer. There may be elected a Chief Operating Officer who shall, if elected, have general charge, control, and supervision over the administration and operations of the Corporation and shall have such other duties and powers as may be imposed or given by the Board of Directors. If no Chief Operating Officer is elected, the duties and powers of the Chief Operating Officer shall be performed by the Chief Executive Officer.

     Section 6. Vice Presidents. The Vice President or Vice Presidents shall perform such duties and have such powers as the Chief Executive Officer or the Board of Directors may from time to time prescribe. The Board of Directors may at its discretion designate one or more of the Vice Presidents as Executive Vice Presidents or Senior Vice Presidents. Any Vice President so designated shall have such duties and responsibilities as the board shall prescribe.

     Section 7. Secretary. The Secretary shall attend all meetings of the shareholders, and of the Board of Directors and of the Executive Committee, and shall preserve in the books of the Corporation true minutes of the proceedings of all such meetings. He shall safely keep in his custody the seal of the Corporation, if any, and shall have authority to affix the same to all instruments where its use is required or appropriate. He shall give all notices required or appropriate pursuant to statute, bylaws, or resolution. He shall perform such other duties as may be delegated to him by the Board of Directors or by the Executive Committee.

     Section 8. Treasurer. The Treasurer shall have custody of all corporate funds and securities and shall keep in books belonging to the Corporation full and accurate accounts of all receipts and disbursements; he shall deposit all moneys, securities, and other valuable effects in the name of the Corporation in depositories as may be designated for that purpose by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and directors at the regular meetings of the board, and whenever requested by them, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall deliver to the Chief Executive Officer of the Corporation, and shall keep in force, a bond in form, amount, and with a surety or sureties satisfactory to the Board of Directors, conditioned for faithful performance of the duties of his office, and for restoration to the Corporation in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and property of whatever kind in his possession or under his control belonging to the Corporation.

     Section 9. Assistant Secretary and Assistant Treasurer. There may be elected an Assistant Secretary and Assistant Treasurer who shall, in the absence, disability, or nonfeasance of the Secretary or Treasurer, perform the duties and exercise the powers of such persons respectively.

     Section 10. Other Officers. All other officers, as may from time to time be appointed by the Board of Directors pursuant to Paragraph (a) of
Section 1 of this Article V, shall perform such duties and exercise such authority as the Board of Directors shall prescribe. All divisional officers, as may from time to time be appointed by the Board of Directors or the Chief Executive Officer pursuant to Paragraph (b) of Section 1 of this Article V, shall perform such duties and exercise such authority as the Board of Directors or the Chief Executive Officer shall prescribe.
                                      -14-


                                  ARTICLE VII

                                INDEMNIFICATION

     Section 1. Indemnification in Action by Third Party. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director or officer of the corporation, or, is or was serving at the request of the corporation as a director, officer, employee, agent, or trustee of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not for profit, against expenses (including attorneys' fees), judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit, or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, the person had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner that the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     Section 2. Indemnification in Action by or in Right of the Corporation. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director or officer of the corporation, or, is or was serving at the request of the corporation as a director, officer, employee, agent, or trustee of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not for profit, against expenses including attorneys' fees and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders. Indemnification shall not be made for a claim, issue, or matter in which the person shall have been found liable to the corporation except to the extent authorized by statute.

     Section 3. Expenses. To the extent that a person has been successful on the merits or otherwise in defense of an action, suit, or proceeding referred to in Section 1 or 2 of this Article, or in defense of a claim, issue, or matter in the action, suit, or proceeding, the corporation shall indemnify that person against actual and reasonable expenses, including attorneys' fees incurred by him or her in connection with the action, suit, or proceeding and an action, suit, or proceeding brought to enforce the mandatory indemnification provided in this Section.

     Section 4.     Authorization of Indemnification.

          (a) An indemnification under Sections 1 or 2 of this Article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article and upon an evaluation of the reasonableness of expenses and amounts paid in settlement. This determination and evaluation shall be made in any of the following ways:

          (1) By a majority vote of a quorum of the Board of Directors consisting of directors who are not parties or threatened to be made parties to the action, suit, or proceeding.

          (2) If a quorum cannot be obtained under Subsection (1) above, by majority vote of a committee duly designated by the Board and consisting solely of two or more directors not at the time parties or threatened to be made parties to the action, suit, or proceeding.

          (3) By independent legal counsel in a written opinion, which counsel shall be selected in one of the following ways:

               (A) By the Board or its committee in the manner prescribed in Subsections (1) or (2) above.

               (B) If a quorum of the Board cannot be obtained under Subsection (1) above and a committee cannot be designated under Subsection (2) above, by the Board.

          (4) By all independent directors who are not parties or threatened to be made parties to the action, suit, or proceeding.

          (5) By the shareholders, but shares held by directors, officers, employees, or agents who are parties or threatened to be made parties to the action, suit, or proceeding may not be voted.

          (b) In the designation of a committee under Subsection (a)(2) or in the selection of independent legal counsel under Subsection
     (a)(3)(B), all directors may participate.

          (c) If a person is entitled to indemnification under Sections 1 or 2 for a portion of expenses, including reasonable attorneys' fees, judgments, penalties, fines, and amounts paid in settlement, but not for the total amount, the corporation may indemnify the person for the portion of the expenses, judgments, penalties, fines, or amounts paid in settlement for which the person is entitled to be indemnified.

     Section 5. Advances. The corporation may pay or reimburse the reasonable expenses incurred by a director, officer, employee, or agent who is a party or threatened to be made a party to an action, suit, or proceeding before final disposition of the proceeding if all of the following apply:

          (a) The person furnishes the corporation a written affirmation of the person's good faith belief that he or she has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article.

          (b) The person furnishes the corporation a written undertaking, executed personally or on the person's behalf, to repay the advance if it is ultimately determined that the person did not meet the standard of conduct.

          (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this Article.

The undertaking required by Subsection (b) above must be an unlimited general obligation of the person but need not be secured. Determinations of payments under this Section shall be made in the manner specified in
Section 4 of this Article.

     Section 6. Other Indemnification Agreements. The indemnification or advancement of expenses provided by this Article is not exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or directors, or otherwise. The indemnification provided in Sections 1 to 6 of this Article continues as to a person who ceases to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of the person.

     Section 7. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against the person and incurred by the person in any such capacity or arising out of the person's status as such whether or not the corporation would have power to indemnify the person against the liability under Sections 1 to 6 of this Article.

     Section 8. Constituent Corporation. For the purposes of this Article, references to the corporation include all constituent corporations absorbed in a consolidation or merger and the resulting or surviving corporation, so that a person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

     Section 9. Partial Indemnification. If a person is entitled to indemnification under Sections 1 or 2 of this Article for a portion of expenses, including attorneys' fees, judgments, penalties, fines, and amounts paid in settlement, but not for the total amount thereof, the Corporation may indemnify the person for the portion of the expenses, judgments, penalties, fines, or amounts paid in settlement for which the person is entitled to be indemnified.

     Section 10. Savings Clause. If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify each director, executive officer, or other person whose indemnification is authorized by the Board of Directors as to expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement with respect to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including a grand jury proceeding and an action by the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated or by any other applicable law.

     Section 11. Definitions. For the purposes of this Article, "other enterprises" shall include employee benefit plans; "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and "serving at the request of the Corporation" shall include any service as a director, officer, partner, trustee, employee, or agent of the Corporation, which imposes duties on, or involves services by the director, officer, employee, or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be considered to have acted in a manner "not opposed to the best interest of the Corporation or its shareholders" as referred to in Sections 1 and 2 of this Article.

     Section 12. Construction. It is the intent of this Article VI to grant to the directors and executive officers of the Corporation (and such other persons as the Board of Directors may designate) the broadest indemnification permitted under the laws of the State of Delaware, as the same may be amended from time to time, and this Article shall be liberally construed to give effect to such intent. The Corporation further intends, acknowledges, and agrees that all of the Corporation's directors and executive officers have undertaken and will undertake the performance of their duties and obligations in reliance upon the indemnification provided for in this Article VI, and accordingly, such rights of indemnification may not be retroactively reduced or abolished as to any such director or executive officer with the written consent of such person.


                                  ARTICLE VIII

                                  SUBSIDIARIES

     Section 1. Subsidiaries. The Board of Directors, the Chief Executive Officer, or any executive officer designated by the Board of Directors may vote the shares of stock owned by the Corporation in any subsidiary, whether wholly or partly owned by the Corporation, in such manner as they may deem in the best interests of the Corporation, including, without limitation, for the election of directors of any subsidiary Corporation, or for any amendments to the charter or bylaws of any such subsidiary Corporation, or for the liquidation, merger, or sale of assets of any such subsidiary Corporation. The Board of Directors, the Chief Executive Officer, or any executive officer designated by the Board of Directors may cause to be elected to the Board of Directors of any such subsidiary Corporation such persons as they shall designate, any of whom may, but need not be, directors, executive officers, or other employees or agents of the Corporation. The Board of Directors, the Chief Executive Officer, or any executive officer designated by the Board of Directors may instruct the directors of any such subsidiary Corporation as to the manner in which they are to vote upon any issue properly coming before them as the directors of such subsidiary Corporation, and such directors shall have no liability to the Corporation as the result of any action taken in accordance with such instructions.

     Section 2. Subsidiary Officers Not Executive Officers. The officers of any subsidiary Corporation, shall not, by virtue of holding such title and position, be deemed to be executive officers of the Corporation, nor shall any such officer of a subsidiary Corporation, unless he shall also be a director or executive officer of the Corporation, be entitled to have access to any files, records, or other information relating or pertaining to the Corporation, its business and finances, or to attend or receive the minutes of any meetings of the Board of Directors or any committee of the Corporation, except as and to the extent expressly authorized and permitted by the Board of Directors or the Chief Executive Officer.

                                   ARTICLE IX

                             CERTIFICATES OF STOCK

     Section 1. Form. Every holder of stock in the Corporation shall be entitled to have a certificate in the name of the Corporation, signed by the Chairman of the Board or the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

     Section 2. Facsimile Signature. Where a certificate is signed (1) by a transfer agent or an assistant transfer agent, or (2) by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chairman, President, Vice President, Treasurer, Assistant Treasurer, Secretary, or Assistant Secretary may be a facsimile. In case any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

     Section 3. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

     Section 4. Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 5. Fixing of Record Date by Board. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or to express consent to or dissent from any corporate action in writing without a meeting, or for the purpose of determining shareholders entitled to receive payments of any dividend or the distribution or allotment of any rights or evidences of interests arising out of any change, conversion, or exchange of capital stock, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders. The record date for determining the shareholders entitled to notice of or to vote at any meeting of shareholders shall not precede the date upon which the resolution fixing the record date is adopted, and shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. The record date for determining the shareholders entitled to consent to corporate action in writing without a meeting shall not precede the date upon which the resolution fixing the record date is adopted, and shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted. The record date for determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any changes, conversion, or exchange of stock, or for the purpose of any other lawful action shall not precede the date upon which the resolution fixing the record date is adopted, and shall not be more than sixty (60) days prior to such action. Only shareholders of record on a record date so fixed shall be entitled to notice of, and to vote at, such meeting or to receive payment of any dividend or the distribution or allotment of any rights or evidences of interests arising out of any change, conversion, or exchange of capital stock.

     Section 6. Provision for Record Date in the Absence of Board Action. If a record date is not fixed by the Board of Directors: (a) the record date for determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held; and (b) the record date for determining shareholders entitled to express consent to corporate action in writing, without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent is delivered to the Corporation; and (c) the record date for determining shareholders for any other purpose shall be the close of business on the day on which the resolution of the board relating thereto is adopted.

     Section 7. Adjournments. When a determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders has been made as provided in this Article, the determination applies to any adjournment of the meeting, unless the board fixes a new record date for the adjourned meeting.

     Section 8. Registered Shareholders. The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE X

                               GENERAL PROVISIONS

     Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

     Section 2. Reserves. Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     Section 3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Section 4. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     Section 5. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 6. Written Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                   ARTICLE XI

                                   AMENDMENTS

          These Bylaws may be altered, amended, or repealed, in whole or in part, or new Bylaws may be adopted by, the Board of Directors, provided, however, that notice of such alteration, amendment, repeal, or adoption of new Bylaws, be contained in the notice of such meeting of the Board of Directors. Except as otherwise required by statute, the Articles of

Incorporation, or these Bylaws, these Bylaws may be altered, amended, or repealed, in whole or in part, or new Bylaws may be adopted by, the Shareholders upon the affirmative vote of at least 66 2/3 percent of the total voting power of all shares of stock entitled to vote, voting together as a single class.
















































                                   APPENDIX G



















































                          THE COLONEL'S HOLDINGS, INC.

                         1995 LONG-TERM INCENTIVE PLAN


                                   SECTION 1

                     Establishment of Plan; Purpose of Plan

     1.1 Establishment of Plan. The Colonel's Holdings, Inc., hereby establishes the 1995 LONG-TERM INCENTIVE PLAN (the "Plan") for its corporate, divisional, and Subsidiary directors, officers, and other key employees. The Plan permits the grant and award of Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Awards, and Tax Benefit Rights.

     1.2 Purpose of Plan. The purpose of the Plan is to provide directors, officers, and key management employees of the Company, its divisions, and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of directors, officers, and key employees with the interests of the Company's stockholders through the opportunity for increased stock ownership, and to attract and retain officers and key employees of exceptional ability. The Plan is further intended to provide flexibility to the Company in structuring long-term incentive compensation to best promote the foregoing objectives.


                                   SECTION 2

                                  Definitions

          The following words have the following meanings unless a different meaning is plainly required by the context:

     2.1  "Act" means the Securities Exchange Act of 1934, as amended.

     2.2  "Board" means the Board of Directors of the Company.

     2.3 "Change in Control" means (a) the sale, lease, exchange, or other transfer of substantially all of the Company's assets (in one transaction or in a series of related transactions) to, or the merger or consolidation of the Company with, a corporation that is not controlled by the Company; or (b) a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act; PROVIDED THAT, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2)


          of the Act), other than a Subsidiary or any employee benefit plan of the Company or a Subsidiary or any entity holding Common Stock pursuant to the terms of any such employee benefit plan, is or becomes the beneficial owner (as defined in Rule 13(d)-3 under the Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

     2.4  "Code" means the Internal Revenue Code of 1986, as amended.

     2.5 "Committee" means the Compensation Committee of the Board or such other committee as the Board shall designate to administer the Plan. The Committee shall consist of at least two members of the Board, and all of its members shall be "disinterested persons" as defined in Rule 16b-3 under the Act.

     2.6 "Common Stock" means the Common Stock of the Company, par value $0.01 per share.

     2.7 "The Company" means The Colonel's Holdings, Inc., a Michigan corporation, and its successors and assigns.

     2.8 "Incentive Award" means the award or grant of a Stock Option, Stock Appreciation Right, Restricted Stock, Stock Award, or Tax Benefit Right to a Participant pursuant to the Plan.

     2.9 "Market Value" of any security on any given date means: (a) if the security is listed for trading on one or more national securities exchanges (including the NASDAQ National Market System), the last reported sales price on the principal such exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the NASDAQ National Market System) but is traded in the over-the-counter market, the mean of highest and lowest bid prices for such security on the date in question, or if there are no such bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, the value as determined by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

                                       -2-
     2.10 "Participant" means a corporate director or officer, divisional officer, or other key employee of the Company, its divisions, or its Subsidiaries who the Committee determines is eligible to participate in the Plan and who is designated to be granted an Incentive Award under the Plan.

     2.11 "Restricted Period" means the period of time during which Restricted Stock awarded under the Plan is subject to restrictions. The Restricted Period may differ among Participants and may have different expiration dates with respect to shares of Common Stock covered by the same Incentive Award.

     2.12 "Restricted Stock" means Common Stock awarded to a Participant pursuant to Section 6 of the Plan.

     2.13 "Retirement" means the voluntary termination of all employment and service as a director with the Company by a Participant after the Participant has attained 60 years of age, or age 55 with at least five years of service, or such other age as shall be determined by the Committee in its sole discretion or as otherwise may be set forth in the Incentive Award agreement or other grant document with respect to a Participant and a particular Incentive Award.

     2.14 "Stock Appreciation Right" means a right granted in connection with a Stock Option pursuant to Section 8 of the Plan.

     2.15 "Stock Award" means an award of Common Stock awarded to a Participant pursuant to Section 7 of the Plan.

     2.16 "Stock Option" means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, a Stock Option may be either an incentive stock option within the meaning of Section 422(b) of the Code or a nonqualified stock option, and the option shall be interpreted in accordance with such intention as stated in the applicable Stock Option Agreement.

     2.17 "Subsidiary" means any corporation or other entity of which fifty percent (50%) or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company or by one or more Subsidiaries of the Company.

     2.18 "Tax Benefit Right" means any right granted to a Participant pursuant to Section 9 of the Plan.






                                       -3-
                                   SECTION 3

                                 Administration

     3.1 Power and Authority. The Committee shall have full power and authority to interpret the provisions of the Plan, and shall have full power and authority to supervise the administration of the Plan. All determinations, interpretations, and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee shall hold its meetings at such times and places as it deems advisable. Action may be taken by a written instrument signed by a majority of the members of the Committee, and any action so taken shall be fully as effective as if it had been taken at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it deems advisable. The members of the Committee shall not be paid any additional fees for their services.

     3.2 Grants or Awards to Participants. In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as are consistent with the terms of the Plan, including, without limitation, the following: (a) the employees who shall be selected as Participants; (b) the nature and extent of the Incentive Awards to be made to each employee (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which an Incentive Award will vest or become exercisable, and the form of payment for the Incentive Award); (c) the time or times when Incentive Awards will be granted to employees; (d) the duration of each Incentive Award; and (e) the restrictions and other conditions to which payment or vesting of Incentive Awards may be subject.

     3.3 Amendments or Modifications of Awards. The Committee shall have the authority to amend or modify the terms of any outstanding Incentive Award granted to an employee Participant in any manner, provided that the amended or modified terms are not prohibited by the Plan as then in effect, including, without limitation, the authority to: (a) modify the number of shares or other terms and conditions of an Incentive Award; (b) extend the term of an Incentive Award; (c) accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award; (d) accept the surrender of any outstanding Incentive Award; or (e) to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards. Modification of options granted to nonemployee directors may be made only as necessary or desirable to comply with securities or income tax law. No such amendment or modification shall become effective without consent of the Participant except to the extent that such amendment operates solely to the benefit of the Participant.

     3.4 Indemnification of Committee Members. Each person who is or shall have been a member of the Committee shall be indemnified and held

                                       -4-
harmless by the Company from and against any cost, liability, or expense imposed or incurred in connection with such person's or the Committee's taking or failing to take any action under the Plan. Each such person shall be justified in relying on information furnished in connection with the Plan's administration by any appropriate person or persons.

     3.5 Incentive Awards for Nonemployee Directors. Directors who are not also employees shall receive nondiscretionary Stock Options awarded automatically under the terms of subsection 5.5, and shall not receive other Incentive Awards.


                                   SECTION 4

                           Shares Subject to the Plan

     4.1 Number of Shares. Subject to adjustment as provided in subsection 4.2 of the Plan, a maximum of 3,000,000 shares of Common Stock shall be available for Incentive Awards under the Plan. Such shares shall be authorized and may be either unissued or treasury shares.

     4.2 Adjustments. If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares, or any other change in the corporate structure or shares of the Company, the number and kind of securities subject to and reserved under the Plan, together with applicable exercise prices, shall be appropriately adjusted. No fractional shares shall be issued pursuant to the Plan, and any fractional shares resulting from adjustments shall be eliminated from the respective Incentive Awards, with an appropriate cash adjustment for the value of any Incentive Awards eliminated. If an Incentive Award is cancelled, surrendered, modified, exchanged for a substitute Incentive Award, or expires or terminates during the term of the Plan but prior to the exercise or vesting of the Incentive Award in full, the shares subject to but not delivered under such Incentive Award shall be available for other Incentive Awards.


                                   SECTION 5

                                 Stock Options

     5.1 Grant. A Participant may be granted one or more Stock Options under the Plan. Stock Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. In addition, the Committee may vary, among Participants and among Stock Options granted to the same Participant, any and all of the terms and conditions of the Stock Options granted under the Plan. The Committee shall have complete discretion in determining the number of Stock Options granted to each Participant. The Committee may designate whether or not a Stock Option is

                                       -5-
to be considered an incentive stock option as defined in Section 422(b) of the Code.

     5.2 Stock Option Agreements. Stock Options shall be evidenced by Stock Option agreements containing such terms and conditions, consistent with the provisions of the Plan, as the Committee shall from time to time determine. Stock Options shall be subject to the terms and conditions set forth in this Section 5.

     5.3 Stock Option Price. The per share Stock Option price shall be determined by the Committee, but shall be a price that is equal to or higher than the par value of the Company's Common Stock; PROVIDED, HOWEVER, that the per share Stock Option price for any shares designated as incentive stock options shall be equal to or greater than one hundred percent (100%) of the Market Value on the date of grant.

     5.4 Medium and Time of Payment. The exercise price for each share purchased pursuant to a Stock Option granted under the Plan shall be payable in cash or, if the Committee consents, in shares of Common Stock (including Common Stock to be received upon a simultaneous exercise) or other consideration substantially equivalent to cash. The time and terms of payment may be amended with the consent of a Participant before or after exercise of a Stock Option, but such amendment shall not reduce the Stock Option price. The Committee may from time to time authorize payment of all or a portion of the Stock Option price in the form of a promissory note or installments according to such terms as the Committee may approve. The Board may restrict or suspend the power of the Committee to permit such loans and may require that adequate security be provided.

     5.5  Stock Options Granted to Nonemployee Directors.

          (a) Automatic Grants. Options shall be granted to nonemployee Directors on March 1 and September 1 of each year, and no discretionary options shall be granted to such Directors under the Plan. The number of shares subject to options granted on September 1, 1995, shall be 500 shares. The number of shares to be subject to options granted on each succeeding option date during the term of the Plan thereafter shall be 105% of the previous period's grant, with the result rounded up or down to the nearest 5 share increment. This provision for automatic grants shall be effective when there are insufficient shares available for such automatic grants under prior Company stock option plans.

          (b) Price and Terms. The price shall be 100% of the Market Value as of the date of the grant and may be paid in cash or shares of Common Stock. The term shall be ten years.

          (c) New Directors. Any new nonemployee Director elected or appointed other than on a grant date shall receive, as of the

                                       -6-
     date of his or her election or appointment, an option for the number of shares granted to a nonemployee Director as of the previous grant date. The option price for such new Director shall be the higher of the market value as of the date of grant or the market value as of the prior grant date.

     5.6 Limits on Exercisability. Stock Options shall be exercisable for such periods as may be fixed by the Committee, not to exceed 10 years from the date of grant. At the time of the exercise of a Stock Option, the holder of the Stock Option, if requested by the Committee, must represent to the Company that the shares are being acquired for investment and not with a view to the distribution thereof. The Committee may in its discretion require a Participant to continue the Participant's service with the Company and its Subsidiaries for a certain length of time prior to a Stock Option becoming exercisable and may eliminate such delayed vesting provisions. No Stock Option issued to directors and employees subject to
Section 16 of the Act shall be exercisable during the first six months of its term.

     5.7  Restrictions on Transferability.

          (a) General. Unless the Committee otherwise consents or unless the Stock Option agreement or grant provide otherwise:
     (i) no Stock Options granted under the Plan may be sold, exchanged, transferred, pledged, assigned, or otherwise alienated or hypothecated except by will or the laws of descent and distribution; and (ii) all Stock Options granted to a Participant shall be exercisable during the Participant's lifetime only by such Participant, his guardian, or legal representative.

          (b) Other Restrictions. The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to the exercise of a Stock Option under the Plan as the Committee deems advisable, including, without limitation, restrictions under applicable federal or state securities laws.

     5.8  Termination of Employment or Directorship.

          (a) General. If a Participant ceases to be employed by or a director of the Company or one of its Subsidiaries for any reason other than the Participant's death, disability, Retirement, or termination for cause, the Participant may exercise his Stock Options only for a period of three months after such termination of employment or director status, but only to the extent the Participant was entitled to exercise the Stock Options on the date of termination, unless the Committee otherwise consents or the terms of the Stock Option agreement or grant provide otherwise. For purposes of the Plan, the following shall not be deemed a termination of employment or officer status: (i) a transfer of an employee from the Company to any

                                       -7-
     Subsidiary; (ii) a leave of absence, duly authorized in writing by the Company, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; (iii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided that the employee's right to reemployment is guaranteed either by statute or contract; or (iv) a termination of employment with continued service as a director.

          (b) Death. If a Participant dies either while an employee or director of the Company or one of its Subsidiaries or after the termination of employment other than for cause but during the time when the Participant could have exercised a Stock Option under the Plan, the Stock Option issued to such Participant shall be exercisable by the personal representative of such Participant or other successor to the interest of the Participant for one year after the Participant's death, but only to the extent that the Participant was entitled to exercise the Stock Option on the date of death or termination of employment or directorship, whichever first occurred, unless the Committee otherwise consents or the terms of the Stock Option agreement or grant provide otherwise.

          (c) Disability. If a Participant ceases to be an employee or director of the Company or one of its Subsidiaries due to the Participant's disability, the Participant may exercise a Stock Option for a period of one year following such termination of employment or directorship, but only to the extent that the Participant was entitled to exercise the Stock Option on the date of such event, unless the Committee otherwise consents or the terms of the Stock Option agreement or grant provide otherwise.

          (d) Participant Retirement. If a Participant Retires as an employee or director of the Company or one of its Subsidiaries, any Stock Option granted under the Plan may be exercised during the remaining term of the Stock Option, unless the terms of the Stock Option agreement or grant provide otherwise.

          (e) Termination for Cause. If a Participant is terminated for cause, the Participant shall have no further right to exercise any Stock Option previously granted.


                                   SECTION 6

                                Restricted Stock

     6.1 Grant. A Participant may be granted Restricted Stock under the Plan. Restricted Stock shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by

                                       -8-
the Committee in its sole discretion. The Committee may impose such restrictions or conditions, consistent with the provisions of the Plan, to the vesting of Restricted Stock as it deems appropriate. No more than one-half of the total shares available for Incentive Awards under the Plan shall be awarded in the form of Restricted Stock. Forfeited Restricted Stock shall again become available for awards of Restricted Stock.

     6.2 Restricted Stock Agreements. Awards of Restricted Stock shall be evidenced by Restricted Stock agreements containing such terms and conditions, consistent with the provisions of the Plan, as the Committee shall from time to time determine. Unless a Restricted Stock agreement provides otherwise, Restricted Stock Awards shall be subject to the terms and conditions set forth in this Section 6.

     6.3  Termination of Employment or Officer Status.

          (a) General. In the event of termination of employment during the Restricted Period for any reason other than death, disability, Retirement, or termination for cause, then any shares of Restricted Stock still subject to restrictions at the date of such termination shall automatically be forfeited and returned to the Company; PROVIDED, HOWEVER, that in the event of a voluntary or involuntary termination of the employment of a Participant by the Company, the Committee may, in its sole discretion, waive the automatic forfeiture of any or all such shares of Restricted Stock and/or may add such new restrictions to such shares of Restricted Stock as it deems appropriate. For purposes of the Plan, the following shall not be deemed a termination of employment: (i) a transfer of an employee from the Company to any Subsidiary; (ii) a leave of absence, duly authorized in writing by the Company, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; (iii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided that the employee's right to reemployment is guaranteed either by statute or contract; and (iv) a termination of employment with continued service as a director.

          (b) Death, Retirement, or Disability. Unless the Committee otherwise consents or unless the terms of the Restricted Stock agreement or grant provide otherwise, in the event a Participant terminates his or her employment with the Company because of death, disability, or Retirement during the Restricted Period, the restrictions applicable to the shares of Restricted Stock shall terminate automatically with respect to that number of shares (rounded to the nearest whole number) equal to the total number of shares of Restricted Stock granted to such Participant multiplied by the number of full months that have elapsed since the date of grant divided by the maximum number of full months of the Restricted Period. All remaining shares shall be forfeited

                                       -9-
     and returned to the Company; PROVIDED, HOWEVER, that the Committee may, in its sole discretion, waive the restrictions remaining on any or all such remaining shares of Restricted Stock either before or after the death, disability, or Retirement of the Participant.

          (c) Termination for Cause. If a Participant's employment is terminated for cause, the Participant shall have no further right to exercise or receive any Restricted Stock, and all Restricted Stock still subject to restrictions at the date of such termination shall automatically be forfeited and returned to the Company.

     6.4  Restrictions on Transferability.

          (a) General. Unless the Committee otherwise consents or unless the terms of the Restricted Stock agreement or grant provide otherwise: (i) shares of Restricted Stock shall not be sold, exchanged, transferred, pledged, assigned, or otherwise alienated or hypothecated during the Restricted Period except by will or the laws of descent and distribution; and (ii) all rights with respect to Restricted Stock granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant, his or her guardian, or legal representative.

          (b) Other Restrictions. The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to an award of Restricted Stock under the Plan as the Committee deems advisable, including, without limitation, restrictions under applicable federal or state securities laws.

     6.5 Legending of Restricted Stock. Any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall bear the following legend:

          The shares represented by this certificate were issued subject to certain restrictions under The Colonel's Holdings, Inc. 1995 LONG-TERM INCENTIVE PLAN (the "Plan"). A copy of the Plan is on file in the office of the Secretary of the Company. This certificate is held subject to the terms and conditions contained in a restricted stock agreement that includes a prohibition against the sale or transfer of the stock represented by this certificate except in compliance with that agreement, and that provides for forfeiture upon certain events.

     6.6 Representations and Warranties. A Participant who is awarded Restricted Stock shall represent and warrant that the Participant is acquiring the Restricted Stock for the Participant's own account and investment and without any intention to resell or redistribute the

                                       -10-
Restricted Stock. The Participant shall agree not to resell or distribute such Restricted Stock after the Restricted Period except upon such conditions as the Company may reasonably specify to ensure compliance with federal and state securities laws.

     6.7 Rights as a Stockholder. A Participant shall have all voting, dividend, liquidation, and other rights with respect to Restricted Stock held of record by such Participant as if the Participant held unrestricted Common Stock; PROVIDED, HOWEVER, that the unvested portion of any award of Restricted Stock shall be subject to any restrictions on transferability or risks of forfeiture imposed pursuant to subsections 6.1 and 6.4 of the Plan. Unless the Committee otherwise determines or unless the terms of the Restricted Stock agreement or grant provide otherwise, any noncash dividends or distributions paid with respect to shares of unvested Restricted Stock shall be subject to the same restrictions as the shares to which such dividends or distributions relate.


                                   SECTION 7

                                  Stock Awards

     7.1  Grant.    A Participant may be granted one or more Stock Awards
under the Plan in lieu of, or as payment for, the rights of a Participant under any other compensation plan, policy, or program of the Company or its Subsidiaries. Stock Awards shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.

     7.2 Rights as a Stockholder. A Participant shall have all voting, dividend, liquidation, and other rights with respect to shares of Common Stock issued to the Participant as a Stock Award under this Section 7 upon the Participant becoming the holder of record of the Common Stock granted pursuant to such Stock Awards; PROVIDED, HOWEVER, that the Committee may impose such restrictions on the assignment or transfer of Common Stock awarded pursuant to a Stock Award as it deems appropriate.


                                   SECTION 8

                           Stock Appreciation Rights

     8.1 Grant. The Committee may grant Stock Appreciation Rights to individuals granted related options under the Plan.

     8.2 Restrictions. A Stock Appreciation Right may be granted simultaneously with or subsequent to the option to which the right is related, but each Stock Appreciation Right must relate to a particular option. In exchange for the surrender in whole or in part of the right to exercise the related option to purchase shares of Common Stock, the

                                       -11-
exercise of a Stock Appreciation Right shall entitle a Plan participant to an amount equal to the appreciation in value of the shares covered by the related option surrendered. Such appreciation in value shall be equal to the excess of the market value of such shares at the time of the exercise of the Stock Appreciation Right over the option price of such shares. Stock Appreciation Rights may be exercised only when the related option could be exercised and only when the market price of the stock subject to the option exceeds the exercise price of the option. Neither a Stock Appreciation Right nor any related stock option issued to officers and directors subject to Section 16 of the Securities and Exchange Act of 1934 shall be exercisable during the first six months of the terms of the respective right or option.

     8.3 Payment. Upon the exercise of a Stock Appreciation Right, payment by the Company may be made in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock. The Committee shall have sole discretion to determine the form of payment made upon the exercise of a Stock Appreciation Right. If payment is made in shares of Common Stock, such shares shall be valued at their market value as of the date of surrender of the right to exercise the option. When an appreciation right is exercised pursuant to an option, the shares subject to the underlying option shall no longer be available for grant of Incentive Awards under the Plan.


                                   SECTION 9

                               Tax Benefit Rights

     9.1 Grant. A Participant may be granted Tax Benefit Rights under the Plan to encourage a Participant to exercise Stock Options and provide certain tax benefits to the Company. A Tax Benefit Right entitles a Participant to receive from the Company or a Subsidiary a cash payment not to exceed the amount calculated by multiplying the ordinary income, if any, realized by the Participant for federal tax purposes as a result of the exercise of a nonqualified stock option, or the disqualifying disposition of shares acquired under an incentive stock option, by the maximum federal income tax rate (including any surtax or similar charge or assessment) for corporations, plus the applicable state and local tax imposed on the exercise of the Stock Option or the disqualifying disposition.

     9.2 Restrictions. A Tax Benefit Right may be granted only with respect to a stock option issued and outstanding or to be issued under the Plan or any other plan of the Company or its Subsidiaries that has been approved by the shareholders as of the date of the Plan and may be granted concurrently with or after the grant of the stock option. Such rights with respect to outstanding stock options shall be issued only with the consent of the Participant if the effect would be to disqualify an incentive stock option, change the date of grant or the exercise price, or otherwise impair the Participant's existing stock options. A stock option to which a Tax

                                       -12-
Benefit Right has been attached shall not be exercisable by a director, officer or employee subject to Section 16 of the Act for a period of six months from the date of the grant of the Tax Benefit Right.

     9.3 Terms and Conditions. The Committee shall determine the terms and conditions of any Tax Benefit Rights granted and the Participants to whom such rights will be granted with respect to stock options under the Plan or any other plan of the Company. The Committee may amend, cancel, limit the term of, or limit the amount payable under a Tax Benefit Right at any time prior to the exercise of the related stock option, unless otherwise provided under the terms of the Tax Benefit Right. The net amount of a Tax Benefit Right, subject to withholding, may be used to pay a portion of the stock option price, unless otherwise provided by the Committee.


                                   SECTION 10

                               Change in Control

     10.1 Acceleration of Vesting. If a Change in Control of the Company shall occur, then, unless the Committee or the Board otherwise determines with respect to one or more Incentive Awards, without action by the Committee or the Board (a) all outstanding Stock Options shall become immediately exercisable in full and shall remain exercisable during the remaining term thereof, regardless of whether the Participants to whom such Stock Options have been granted remain in the employ or service of the Company or any Subsidiary; and (b) all other outstanding Incentive Awards shall become immediately fully vested and nonforfeitable.

     10.2 Cash Payment for Stock Options.    If a Change in Control of the
Company shall occur, then the Committee, in its sole discretion, and without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Stock Options shall receive, with respect to some or all of the shares of Common Stock subject to such Stock Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the greater of the excess of (a) the highest sales price of the shares on the NASDAQ Market System (or other public exchange upon which the Company's stock is then traded) on the date immediately prior to the effective date of such Change in Control of the Company or (b) the highest price per share actually paid in connection with any Change in Control of the Company over the exercise price per share of such Stock Options.

     10.3 Limitation on Change in Control Payments. Notwithstanding anything in subsection 10.1 or 10.2 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in subsection 10.1 or the payment of cash in exchange for all or part of a Stock Option as provided in subsection 10.2 (which acceleration or payment could be deemed a "payment" within the meaning of Section

                                       -13-
280G(b)(2) of the Code), together with any other payments that such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such Participant pursuant to subsection 10.1 or 10.2 shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.


                                   SECTION 11

                               General Provisions

     11.1 No Rights to Awards. No Participant or other person shall have any claim to be granted any Incentive Award under the Plan, and there is no obligation of uniformity of treatment of Participants or holders or beneficiaries of Incentive Awards under the Plan. The terms and conditions of Incentive Awards of the same type and the determination of the Committee to grant a waiver or modification of any Incentive Award and the terms and conditions thereof need not be the same with respect to each Participant.

     11.2 Withholding.  The Company or a Subsidiary shall be entitled to
(a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state, and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise, or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of Common Stock received upon exercise of an incentive stock option; or (b) require a Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Incentive Award. Unless the Committee determines otherwise, withholding may be satisfied by withholding Common Stock to be received upon exercise or by delivery to the Company of previously owned Common Stock. The Company may establish such rules and procedures concerning timing of any withholding election as it deems appropriate to comply with Rule 16b-3 under the Act.

     11.3 Compliance With Laws; Listing and Registration of Shares. All Incentive Awards granted under the Plan (and all issuances of Common Stock or other securities under the Plan) shall be subject to all applicable laws, rules, and regulations, and to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Incentive Award or

                                       -14-
the issue or purchase of shares thereunder, such Incentive Award may not be exercised in whole or in part, or the restrictions on such Incentive Award shall not lapse, unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     11.4 Limit on Plan Awards. No participant shall be eligible to receive Incentive Awards under the Plan which in the aggregate constitute more than 25% of the total Incentive Awards granted under the Plan.

     11.5 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, including the grant of stock options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.

     11.6 No Right to Employment. The grant of an Incentive Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. The Company or any Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any written agreement with a Participant.

     11.7 Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Michigan and applicable federal law.

     11.8 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                                   SECTION 12

                           Termination and Amendment

          The Board may terminate the Plan at any time, or may from time to time amend the Plan as it deems proper and in the best interests of the Company, provided that without stockholder approval no such amendment may:
(a) materially increase either the benefits to Participants under the Plan or the number of shares that may be issued under the Plan; (b) materially modify the eligibility requirements; (c) modify the formula grant provisions of subsection 5.5 with respect to nonemployee directors more than once in any six month period, or (d) impair any outstanding Incentive Award without the consent of the Participant, except according to the terms of the Plan or the Incentive Award. No termination, amendment, or

                                       -15-
modification of the Plan shall become effective with respect to any Incentive Award previously granted under the Plan without the prior written consent of the Participant holding such Incentive Award unless such amendment or modification operates solely to the benefit of the Participant.


                                   SECTION 13

                    Effective Date and Duration of the Plan

          This Plan shall take effect upon approval by the shareholders at the 1995 Annual Meeting of Shareholders or any adjournment thereof or at a Special Meeting of Shareholders. Unless earlier terminated by the Board of Directors, the Plan shall terminate on ________________, 2005. No Incentive Award shall be granted under the Plan after such date.



































                                       -16-
                                   APPENDIX H



















































                                  FORM OF PROXY

                           BRAINERD INTERNATIONAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder acknowledges receipt of a Notice of Annual Meeting and a Proxy Statement for the annual meeting referred to above and appoints Gary Moore and J. Daniel Frisina, or either of them, each with full power of substitution, attorneys and proxies to represent the shareholder, and to vote and act with respect to all shares that the shareholder would be entitled to vote, at the annual meeting of shareholders of Brainerd International, Inc. referred to above and at any adjournment of that meeting on all matters that come before the meeting.

     1. The proposal to adopt the Agreement and Plan of Merger, dated as of October __, 1995, between Brainerd Merger Corporation and The Colonel's, Inc.

            _____  FOR       _____  AGAINST      _____  ABSTAIN

     Your Board of Directors recommends that you vote FOR the proposal.

     2. The proposal to change the state of incorporation of Brainerd International, Inc., from Minnesota to Michigan, adopt new Articles of Incorporation of Brainerd International, Inc. to change the name of the corporation to The Colonel's Holdings, Inc., and to increase the number of shares of common stock, par value $.01 per share, of Brainerd International, Inc. which Brainerd International, Inc. is authorized to issue from 10,000,000 to 35,000,000 shares.

            _____  FOR       _____  AGAINST      _____  ABSTAIN

     Your Board of Directors recommends that you vote FOR the proposal.

     3. The proposal to authorize the transfer of all of the operating assets of Brainerd International, Inc. to Brainerd International Raceway, Inc., a wholly owned subsidiary of Brainerd International, Inc.

            _____  FOR       _____  AGAINST      _____  ABSTAIN

     Your Board of Directors recommends that you vote FOR the proposal.

     4. The proposal to adopt The Colonel's Holdings, Inc. 1995 Long-Term Incentive Plan.

            _____  FOR       _____  AGAINST      _____  ABSTAIN

     Your Board of Directors recommends that you vote FOR the proposal.




     5.  The election of directors.  Nominees for election are:

                            Donald J. Williamson
                               Richard L. Roe
                                Gary Moore
                                Ted M. Gans
                            J. Daniel Frisina
                              Lisa K. Morrow

          _____     FOR ALL NOMINEES LISTED ABOVE

          _____     ABSTAIN

     (Instruction: To withhold authority to vote for any individual nominee write that nominee's name on the line below.)

____________________________________________________________________________

     Your Board of Directors recommends that you vote FOR ALL nominees for election.

     6. The proposal to confirm the appointment of Deloitte & Touche LLP as the independent auditors of The Colonel's Holdings, Inc., as the successor of Brainerd International, Inc., for the year ending December 31, 1995.

                 _____  FOR       _____  AGAINST      _____  ABSTAIN

     Your Board of Directors recommends that you vote FOR the proposal.

     7. In their discretion, upon any other matter which may properly come before the meeting.


This Proxy is solicited on behalf of the Board of Directors. If this proxy is properly executed and returned, the shares represented by this proxy will be voted as specified. If no specification is given, the shares will be voted for adoption of all of the foregoing proposals and the nominees for directors listed above. The shares represented by this proxy will be voted in the discretion of the proxies on any other matter which comes before the meeting.

The undersigned hereby revokes any proxy previously given to vote such shares at the meeting or at any adjournment thereof.










                                        Please sign exactly as name(s) appear(s) on your stock certificate indicating, where proper, official position or representative capacity. When shares are held by joint tenants, both should sign.)

                                        _____________________________________

                                        ______________________________________
                                        Signature(s) of Shareholder(s)

                                        Date:  ______________, 1995

Please mark, sign, and return promptly in the enclosed envelope.